UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Assistant Vice President and Investment Counsel of

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2003–December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.

Annual Report to Shareholders of the Pacific Select Fund for the fiscal year ended December 31, 2003.

December 31, 2003

Annual

Report

PACIFIC SELECT FUND

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 2003. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries.

Pacific Life, as adviser to the Fund (the Adviser), manages two of the portfolios of the Fund and has engaged other firms to serve as portfolio managers under Pacific Life’s supervision for thirty of the portfolios of the Fund. The portfolio managers as of December 31, 2003 are listed below:

Portfolio Manager	Portfolio

AIM Capital Management, Inc. (AIM)	Blue Chip Aggressive Growth

Capital Guardian Trust Company (Capital Guardian)	Diversified Research Small-Cap Equity International Large-Cap

Goldman Sachs Asset Management, L.P. (Goldman Sachs)	Short Duration Bond I-Net Tollkeeper SM

INVESCO Funds Group, Inc. (INVESCO)	Financial Services Health Sciences Technology

Janus Capital Management LLC (Janus)	Growth LT Focused 30

Lazard Asset Management (Lazard)	Mid-Cap Value International Value

MFS Investment Management (MFS)	Capital Opportunities

Mercury Advisors (Mercury)	Equity Index Small-Cap Index

OppenheimerFunds, Inc. (Oppenheimer)	Multi-Strategy Main Street® Core (formerly called Large-Cap Core) Emerging Markets

Pacific Investment Management Company LLC (PIMCO)	Inflation Managed Managed Bond

PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. (PIMCO Advisors-NFJ)	Small-Cap Value

Pacific Life	Money Market High Yield Bond

Putnam Investment Management, LLC (Putnam)	Equity Income Equity Aggressive Equity

Salomon Brothers Asset Management Inc (Salomon)	Large-Cap Value

Van Kampen	Comstock (formerly called Strategic Value) Real Estate Mid-Cap Growth

We’ve prepared the enclosed investment results for each of the portfolios for the past twelve months. Each of the portfolio managers has prepared a discussion regarding the performance of the portfolios they manage, including commentary discussing positive and negative factors affecting performance.

We appreciate your confidence and look forward to serving your financial needs in the years to come.

Sincerely,

Thomas C. Sutton Chairman of the Board Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Blue Chip Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Blue Chip Portfolio returned 25.36%**, compared to a 28.67%* return for its benchmark, the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. U.S. Gross Domestic Product (GDP) growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half of the year, included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management’s Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Federal Reserve Board (Fed) continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half of the year, much speculation regarding an increase in interest rates arose, and it appears likely that tightening of interest rates will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half of the year, the major market indices began a steep ascent and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average (DJIA) was up 28.27%*, the NASDAQ Composite Stock Index (NASDAQ) was up 50.01%*, and the S&P 500 Index was up 28.67%*. All sectors were in positive territory with the information technology sector leading the way, and small-capitalization stocks outperformed large-capitalization stocks in 2003.

The economic recovery brought improved earnings fundamentals and a positive outlook for many of the companies in this portfolio’s universe, and almost all holdings were rewarded with positive returns for the year. On average, the portfolio held an overweight position in the information technology sector, and held slight underweight positions in industrials, consumer staples, telecommunication services, materials, and utilities stocks relative to the S&P 500 Index, its benchmark index.

Aggressive Growth Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Aggressive Growth Portfolio returned 26.66%**, compared to a 46.31%* return for its benchmark, the Russell 2500 Growth Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. GDP growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

jump-start the economy. The package, which took full effect in the second half, included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management’s Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Fed continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the DJIA was up 28.27%*, the NASDAQ was up 50.01%*, and the S&P 500 was up 28.67%*. All sectors were in positive territory with information technology leading the way, and small capitalization stocks outperformed large in 2003.

Entering the year, the market backdrop in 2002 was very defensive in nature. However, as 2003 began, a new found optimism began to strengthen the market. This new found optimism quickly diminished as a war with Iraq started during the first quarter. At that time, the portfolio was positioned somewhat defensively, with core holdings, as portfolio managers at AIM waited for the imminent economic recovery. A quick resolution to the war caused a sharp rally in the market in April and May. The portfolio under performed versus its benchmark index during these months, as it did not have the risk and volatility that the market quickly gravitated toward. As the year progressed, portfolio managers became more offensive, and transitioned the portfolio from a cyclically defensive posture to a more aggressive posture. During the year, the portfolio’s holdings in information technology, consumer discretionary, and industrial stocks were increased as earnings fundamentals within these sectors began to improve.

Diversified Research Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Diversified Research Portfolio returned 32.63%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The year ended with stocks climbing higher in the fourth quarter, adding double-digit gains to an already good year. In the fourth quarter, earnings reports were better than expected and companies began to attribute profits to growing revenues rather than cost cutting, which had been the main source of better profits in the previous two quarters. The year started off on an uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Following the end of major fighting in Iraq, stocks began their climb. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best results in 2003 came from depressed industries such as technology and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

The weaker U.S. currency also enhanced profits for some companies. Investors were also encouraged by the U.S. Fed’s reluctance to raise interest rates during 2003 and by generally favorable economic news. The U.S. economy grew much faster than anticipated, productivity soared and the long-awaited improvement in employment data finally began to materialize towards the end of 2003.

Despite health care as a sector underperforming the market in 2003, the stock selection in the portfolio, primarily among pharmaceutical companies, was the largest contributor to performance during the year. Specifically, portfolio holdings of the European pharmaceutical company AstraZeneca PLC did well and ended 2003 as the top contributing security to overall portfolio returns. The company launched Crestor, for cholesterol management, in several countries outside the U.S. and sales have been very good. Also during the third quarter, the U.S. Food and Drug Administration (FDA) approved Iressa, the company’s new treatment for lung cancer. Demographics are a tailwind for the pharmaceuticals sector, with rising demand from aging baby boomers. In addition, AstraZeneca has one of the strongest research and development pipelines in the industry.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Other top contributors to performance in the pharmaceutical industry were Forest Laboratories Inc. and Allergan Inc. Forest Laboratories high-growth and lower-overhead business model is built on licensing products from non-U.S. drug companies and developing them for the U.S. market. Their new Alzheimer’s disease treatment, Namenda, was approved by the FDA in October, one to two quarters ahead of expectations. Allergan is a higher-growth pharmaceutical play that is leveraged to strong market demand for cosmetic products, including the Botox wrinkle-reduction product, whose periodic treatment regimen creates a repetitive payment stream.

Even though most pharmaceuticals did well, the portfolio’s position in Pfizer Inc. was affected by investors concern about Pfizer’s growth rate off an already very large base and a new challenge to the company’s Lipitor cholesterol-reduction drug from AstraZeneca’s Crestor.

Another area that contributed to portfolio returns was the portfolio’s overweight and stock selection within the utilities sector. Williams Cos. Inc. and The AES Corp., both top detractors in 2002, recovered from their lows and performed strongly in 2003. Following the liquidity crunch that impacted many utilities firms in the wake of Enron, Williams and AES were able to secure their debt and stabilize what could have been an otherwise disastrous situation. Both stocks performed well during the year.

Another top contributing sector for the year was consumer discretionary where a mixed bag of consumer stocks like Amazon.com Inc., InterActiveCorp, Carnival Corp. and Lowe’s Cos Inc. all benefited from a gentle recovery in travel and consumer spending in 2003.

While the portfolio benefited from overall positive stock selection during the year, there were some sectors where stock selection detracted from performance. Within energy stocks, Baker Hughes Inc. was the top detractor following a flat year clouded by management’s restructuring of the company. Another company to have detracted from performance within the energy sector was Weatherford International Ltd. on disappointing earnings estimates. Results were based on lower than anticipated U.S. drilling activity, particularly in the Gulf of Mexico, and weakness in the U.S. completion and non-proprietary drilling product segments.

The financials sector was another sector that detracted from results during the year with student loan originator SLM Corp not keeping pace with the rest of the market as it appeared investors were flocking to stocks with leverage to the economic recovery. SLM has an excellent business model, with very low credit risk and interest rate risk (both guaranteed by the US government on over 90% of the assets). SLM’s growth is supported by a growing student population and ever-rising tuition costs, and the company recently raised its annual growth target by five percentage points to the 20% to 25% range.

At the same time, J.P. Morgan Chase & Co. (position liquidated prior to year end), was the top contributor to the sector within the portfolio and among the top contributors overall for the year. The stock modestly underperformed in the third quarter, following very strong performance earlier in 2003. The company withstood various legal and regulatory challenges, and its earnings have benefited from better corporate credit quality, improving capital markets activity, and cost cutting.

Small-Cap Equity Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Small-Cap Equity Portfolio returned 40.81%**, compared to a 47.25%* return for its benchmark, the Russell 2000 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The year began with small-capitalization stocks lagging large capitalization stocks as concerns about the war in Iraq appeared to dash hopes for a stronger economic recovery in the immediate future. During the early months of 2003, equity markets generally moved more on geopolitical developments than on business fundamentals, and higher oil prices only added to the discouraging backdrop. Of course with the end of major fighting in Iraq, investors were in the mood to take a glass-half-full view of the mixed economic data and U.S. small-cap stocks had their best quarter since 2001 and continued upward for the remainder of the year. Small caps outperformed large caps, with the Russell 2000 Index beating the S&P 500 Index by a wide margin for the fifth straight year and investors were rewarded with the highest absolute calendar year return for the Russell 2000 Index on record.

The most speculative stocks from the lowest market-capitalization segments had the highest returns in 2003. In addition, there were several new additions to the Russell 2000 Index during the annual reconstitution of the Index that rebounded sharply. Small-capitalization technology stocks were largely helped by a reversal in investor sentiment in addition to a modest improvement in fundamentals. The year was a tough one for active small-cap managers as high-beta stocks with little or no earnings, very small market capitalizations and low returns on equity drove the performance of the Russell 2000 Index.

Following disappointing returns in 2002 for semiconductor equipment stocks, 2003 saw impressive results on an absolute and relative basis from the industry, which had a positive impact on portfolio performance. Companies such as LTX Corp., Kulicke & Soffa Industries Inc., and Advanced Energy Industries Inc. all benefited from the mild improvement in corporate spending this year and from more positive commentary coming from market leaders. It is a combination of the current technology, industry recovery, a replacement cycle for the Semiconductor Production Equipment (SPE) industry, and individual stock selection that underlies the portfolio’s overweighting relative to its benchmark in this sector.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The portfolio was also impacted positively by stock selection in the financial services sector—specifically in the areas of consumer finance and thrifts. The low interest rate environment of 2003 allowed the housing and refinance boom to continue and had a positive impact on IndyMac Bancorp Inc. This environment was also a benefit to auto-loan originator AmeriCredit Corp., which has performed well since the beginning of 2003 despite a disappointing earnings release earlier in the year. The portfolio was underweight relative to its benchmark in commercial banks, which we believe over the long term, do not have the economies of scale that the larger banks enjoy. Moreover, small banks faced significant net interest margin compression given the very low absolute level of interest rates and the fact that most companies hit a floor on deposit pricing. This underweight accounts for the bulk of the portfolio’s underweight to the financial services sector, which is the largest sector in the benchmark index.

Relative to the benchmark, the portfolio’s overweight position in consumer discretionary, coupled with stock selection was the main detractor to portfolio performance during the year. An emphasis on radio and cable stocks, specifically Insight Communications Co. Inc. and Radio One Inc. (within the consumer discretionary sector) was a main detractor from portfolio returns. In radio stocks, the recovery in advertising we at Capital Guardian had expected has not yet materialized. In the cable sector, competition from satellite services hurt many of these stocks during 2003.

Stock selection within the materials and processing sector also detracted from returns as The Scotts Co., maker of home and garden fertilizer products, recorded weaker than expected earnings in the first quarter. The cause of the earnings shortfall was inclimate weather that impacted consumer demand for gardening products. Nearly 40% of Scotts’ revenues are recorded during the Spring season, so the poor weather impacted the stock price considerably. Also detracting from returns within the materials sector was Ferro Corp., which has been struggling with inconsistent demand growth in North America and soft demand growth in Europe and other key end markets.

The portfolio’s underweight relative to the benchmark in health care stocks and mixed stock selection in biotechnology generally hurt the portfolio’s returns in 2003. We believe biotech has a very bright future in the decade ahead, and that biotech drug discoveries will supplement those of the large established pharmaceutical companies.

International Large-Cap Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the International Large-Cap Portfolio returned 30.52%**, compared to a 38.59%* return for its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The year started out with the prospect of war in Iraq as well as the impact of higher oil prices on already fragile economic growth in international markets. As fighting began in late March, markets fluctuated on the latest developments. Only small international markets managed slight gains (in U.S. dollar terms). A rally took hold in international markets during the second quarter that continued until the end of the year coinciding with investors beginning to anticipate an improvement in the global economy.

Better global economic growth helped the European economy during the year, although domestic demand in much of Europe was problematic. The manufacturing sector saw marginal improvement and service activity was also higher. German business surveys reflected a better assessment of the future compared to today’s conditions. The Japanese economy showed further signs of firming this year, based largely on export growth and capital investment following the year’s rebound in corporate profits. The economies of Hong Kong and Singapore also improved as the Pacific region continued to benefit from Chinese demand.

The continued weakening of the dollar versus the euro boosted euro-denominated investments for U.S.-based investors. At the same time, investments in firms that rely on the U.S. for a percentage of their revenue were impacted negatively.

The portfolio benefited from a tremendous year for cyclical stocks, deep cyclicals such as materials and commodity-related industries performed well. Within the materials sector BHP Billiton Ltd. and Nitto Denko Corp. also did well.

The portfolio’s overweight position relative to the benchmark in information technology (IT) also had a positive impact to performance during 2003. Top performers within IT were semiconductor manufacturers Samsung Electronics Co. Ltd. and Tokyo Electron Ltd. as well as computer maker NEC Corp., software giant SAP AG and internet software firm Yahoo Japan Corp.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The industrials sector also outperformed the benchmark and was additive to returns during the year. Siemens AG was the top performing stock representing this sector in the portfolio and also represented the largest position held among industrial issues. Siemens benefited from better than expected profits in the third quarter and a positive outlook for the next fiscal year. The company has undergone a cost cutting program that the market appears to be responding to positively.

Stock selection in financials had a negative impact to portfolio performance for the year, specifically commercial banks, European and Canadian insurance and reinsurance companies and diversified financial services. Within the insurance and reinsurance industry, companies continued to engage in forced selling of securities to meet solvency requirements, which, in turn, perpetuated a vicious cycle of losses and more forced selling. Swiss Reinsurance Co., Manulife Financial Corp., Prudential PLC, and AEGON NV were four of the top detractors in this sector during the year.

Stock selection within telecommunication service was also a detractor for the year. It appears markets had already discounted the debt reduction efforts of many European diversified operators so their stock prices were flat following earlier gains. European wireless and equipment holdings were also weaker on market concerns about future growth. That said, the portfolio’s largest position, Vodafone Group PLC, was the top contributing security to returns for the year. Their positive performance was driven by increased usage from existing users and from the wireless industry taking market share away from fixed line. Vodafone has millions of customers, a recognizable brand, an established network, and the cash flow to support marketing and rollout of new features.

Media holdings had a negative impact to performance as the better industry environment we had expected took longer to materialize.

Short Duration Bond Portfolio

Q. How did the portfolio perform over the period ended December 31, 2003?

A. The Short Duration Bond Portfolio commenced operations on May 1, 2003. For the period from the inception date through December 31, 2003, the Short Duration Bond Portfolio returned 0.96%**, compared to a 1.11%* return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Yields rose across all maturities except at the very short end of the curve over the period since inception, with the long end (10 years and longer) of the curve underperforming the short to intermediate portion. At the beginning of the period, Treasury yields fell on the back of continued economic weakness and concerns regarding global disinflation. However, interest rates proceeded to sell off in the third and fourth quarters of the year, driven largely by signs of an accelerating economy. The third quarter was a particularly volatile period as the daily return of 10-year Treasury ranged from -1.7% and +1.3% over the quarter. Treasury prices continued to decline in the fourth quarter as the market reacted to an improved economic backdrop and the potential for a Fed tightening in the first half of 2004. Concerns of a jobless recovery also eased as the labor market exhibited signs of improvement with unemployment dropping to 5.9%, its lowest level in eight months. In response to stronger economic data, the Fed softened its tone regarding disinflation (falling prices) at its December meeting and suggested that the threat of disinflation had diminished and now appears almost equal to that of a rise in inflation. It also maintained a 1.0% Fed Funds rate, the lowest level since 1958.

Treasury market volatility and security selection strategies within the mortgage sector were key drivers of portfolio performance over the period. The portfolio’s maturity positioning was a drag on performance, largely as a result of the massive sell off in July. However, strong security selection within the mortgage sector contributed meaningfully to returns, mitigating this negative impact. Asset-backed exposure had nominal impact on the portfolio over the period. In managing the portfolio, we at Goldman Sachs continue to seek exposure for the portfolio to lower risk mortgages and emphasize buying current coupon 15-year and premium collateralized mortgage obligations (CMOs) with attractive option-adjusted spreads.

I-Net TollkeeperSM Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the I-Net Tollkeeper Portfolio returned 43.22%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The first quarter of the year was volatile, as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in anticipation of the continued low demand environment. In the second, third and fourth quarters, the U.S. equity market rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop. Investors have grown increasingly optimistic about the prospects for a sustained economic recovery. With historically low interest rates, tax cuts, and minimal inflation risk, the environment has steadily improved. During the year, many corporations exceeded analysts’ earnings expectations, as the combination of revenue growth and cost cutting resulted in sharp profit gains. As such, stock prices have climbed in anticipation of continued earnings growth as the economy expands and emerges from the downturn. Throughout the year, assets began to flow back into the U.S. equity markets. While the gains were broad based, the largest returns were found in both highly speculative and smaller-capitalization areas. Investors seem optimistic that an improving economy will further stimulate demand for U.S. products and services.

Technology companies led the market’s rally this year. Although the portfolio did not own many of the more speculative, aggressive names that suffered the most in the last three years and led the tech rally this year, the portfolio’s holdings participated in the rally and generated strong absolute results. In managing the portfolio, Goldman Sachs’ disciplined investment philosophy is to purchase what we believe to be high quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects, excellent management, and strong financials. We are long-term investors and believe that the companies owned by the portfolio will ultimately come out on top and outperform over the full market cycle. EMC Corp. MA, Cisco Systems, Inc. Texas Instruments, Inc. and QUALCOMM, Inc. significantly contributed to positive performance. Despite its strong fundamentals, Microsoft Corp. underperformed the market this year and negatively impacted the portfolio’s returns. Microsoft is often viewed as a technology safe-haven and in the recent tech market rally, many investors shifted out of Microsoft and into more aggressive companies.

Crown Castle International Corp. performed very well in 2003 and significantly contributed to positive performance. The company recently reached positive free cash flow and we believe this will continue going forward. This dramatically reduced Crown Castle’s risk profile. This year its management has also taken steps to improve the balance sheet by calling some of its high yield debt, which helped reduce the firm’s interest expense. Despite a difficult start to the year due to economic and geopolitical turmoil and uncertainty, media companies finished the year in positive territory. Although national advertising showed earlier signs of increasing strength, recovery of local advertising lagged, as it typically does, and this caused concern for companies exposed to this area. In the latter part of the year the portfolio’s media companies benefited from several indicators that a full advertising recovery is underway. Portfolio holdings Cablevision Systems Corp., Univision Communications Inc., Clear Channel Communications Inc., and Time Warner Inc. all finished the year in positive territory. On the downside, Westwood One Inc. and Citadel Broadcasting Corp. underperformed their peers during the year. However, we believe their fundamentals remain strong.

Financial Services Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Financial Services Portfolio returned 29.00%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. GDP growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half, included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management’s Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Fed continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the DJIA was up 28.27%*, the NASDAQ was up 50.01%*, and the S&P 500 Index was up 28.67%*. All sectors were in positive territory with information technology leading the way, and small capitalization stocks outperformed large in 2003.

For the twelve-month period ended December 31, 2003, the portfolio performed in line with the S&P 500 Index, its benchmark index. Financial services stocks performed well, and posted gains during 2003 along with all of the other market sectors of the Russell 3000 Index. During the year, managers at INVESCO increased the portfolio’s exposure to diversified banks, while trimming regional bank holdings. The portfolio’s weighting in investment banks and brokerage firms were also increased due to the group’s improving fundamentals throughout the year.

Diversified banks contributed the most to the portfolio’s overall return during the year, as companies like Wachovia Corp. and Wells Fargo & Co. performed very well. Solid credit quality and fee revenues, along with continued low interest expenses, resulted in strong earnings for both of these companies, especially in the fourth quarter of the year. Portfolio holdings in investment banking/brokerage firms and asset management/custody banks also helped the portfolio, as these companies benefited from improved asset management and fee-based revenues, increased retail trading, and a recovery in capital market activities, such as equity underwriting and merger and acquisition advisory services.

Alternatively, certain regional banks like National Commerce Financial Co. and Fifth Third Bancorp detracted from overall performance during 2003, as did Nationwide Financial Services Inc. within the life and health insurance industry. Portfolio performance was also hurt during the second quarter of the year, as the more risky and volatile stocks within the financial services sector were favored in the post-war rally. The portfolio did not fully participate in this rally because it was positioned less aggressively than the overall sector coming out of the war.

Health Sciences Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Health Sciences Portfolio returned 27.82%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. GDP growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half, included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management’s Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Fed continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

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The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the DJIA was up 28.27%*, the NASDAQ was up 50.01%*, and the S&P 500 was up 28.67%*. All sectors were in positive territory with information technology leading the way, and small capitalization stocks outperformed large in 2003.

For the one-year period ended December 31, 2003, the portfolio slightly under performed the S&P 500 Index, its benchmark index. Portfolio managers at INVESCO concentrated the portfolio in the pharmaceuticals industry, and held roughly equal weights in the health care equipment and biotechnology industries. The health care sector posted gains for the year, although it was one of the lower performing industries in the market. Pharmaceuticals stocks under performed the broad market for the year, although the industry was helped by the passage of the $400 billion Medicare bill including a prescription drug benefit plan. Pharmaceuticals stocks positively contributed to the portfolio’s performance during 2003, although Schering-Plough Corp. & Merck & Co. Inc. posted disappointing losses. Biotechnology stocks also positively contributed to the portfolio’s performance as shares of Genentech performed especially well. The portfolio was negatively affected by weak performance from health care distributor stocks.

Going into 2004, the portfolio managers believe that the market for health care stocks will focus on those companies capable of delivering stable and sustainable earnings and cash flow growth. In addition, it appears that many of these companies are trading at attractive valuations by historical standards. The portfolio managers continue to take an optimistic view of the long-term outlook for the health care sector due to the demographics of an aging population, new product cycles, strong patent positions, and a relatively favorable political and regulatory environment, including the recently approved Medicare and prescription drug benefit plan. Given this backdrop, the portfolio managers will continue to implement their strategies of identifying long-term competitive leaders in health care.

Technology Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Technology Portfolio returned 42.58%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. GDP growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half, included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management’s Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Fed continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the DJIA was up 28.27%*, the NASDAQ was up 50.01%*, and the S&P 500 was up 28.67%*. All sectors were in positive territory with information technology leading the way, and small capitalization stocks outperformed large in 2003.

Reversing the trend of the past several years, technology stocks rallied for much of the year, and outperformed the S&P 500 Index. Positive investor psychology supported the market due to expectations for economic recovery in the latter half of 2003 and into 2004. Strong earnings and positive guidance sparked the technology market, and investor optimism appeared to follow. The portfolio out performed its benchmark index for the year.

The portfolio managers at INVESCO concentrated portfolio holdings in the communications equipment, semiconductor, and software industries. Earlier in the year, portfolio managers began to rotate holdings into more aggressive opportunities, which benefited the portfolio. The semiconductor industry was the largest positive contributor to performance in the year, as shares of Intel Corp. performed especially well. Communications

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equipment stocks also boosted performance as Cisco Systems Inc. continued to post double digit gains. The largest detractor to performance for the year is attributable to the aerospace & defense industry, which posted losses. In addition, integrated telecommunications stocks also detracted from performance as this industry was among the worst performing for the year.

The portfolio managers are optimistic about the long-term outlook for technology stocks. They continue to see evidence of economic improvement and expect the overall demand for technology products to increase in 2004. Corporations are allocating more of their budgets to information technology, and though the increases are small, portfolio managers see this as very encouraging. On the other hand, much of the anticipated increase in demand has already been priced into the stocks by the market, so this may not result in a significant stock run up. Rather, it appears that the technology market could be somewhat choppy in the near term. The portfolio managers believe that companies that are not household names will dominate the next bull market wave for technology, and the team’s fundamental research capability will serve as a competitive advantage for the portfolio in such a market environment.

Growth LT Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Growth LT Portfolio returned 33.98%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The major U.S. stock market indices reversed a lengthy slide in 2003 by ending the fiscal year with gains for the first time since 1999. The DJIA Index added 28.27%* and the broad-based S&P 500 Index climbed 28.67%*. Not to be outdone, the technology-dominated NASDAQ surged 50.01%* for the year. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors’ spirits. But the health of the economy still was in doubt as job losses mounted. The Fed acknowledged the mixed picture, cutting its benchmark Federal Funds rate to a 45-year low of 1.00% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

Reflecting Janus’ aggressive, flexible investment style, we tended to gravitate toward companies that we believe have good growth trends and sustainable competitive advantages within the large and mid-capitalization areas of the market. At the same time, we also found a number of names offering a positive risk/reward profile from among an assortment of companies undergoing significant change or short-term dislocations.

Standouts included Internet search portal Yahoo! Inc. and business software developer Computer Associates International Inc. Diversified entertainment concern Liberty Media Corp., which counts stakes in Time Warner and Starz Encore Group among its holdings, added considerable gains, along with Internet retailing stalwart Amazon.com Inc. As business spending outlooks improved, so did the prospects for networking gear maker Cisco Systems Inc., another portfolio leader.

Extended malaise within the employment market hampered Monster Worldwide Inc., the owner of the online job search site Monster.com and the portfolio’s leading laggard. Other negative performers included defense and aerospace contractor Lockheed Martin Corp., Bermuda-based insurer XL Capital Ltd. and drug distributor Cardinal Health Inc. Completing the bottom-five contributors list was data storage developer EMC Corp. MA.

Sector analysis offers a different perspective on the portfolio’s returns, although it’s important to remember that our investment decisions are ultimately driven by extensive research on individual companies, not by the popularity of one group or another. That said, the portfolio’s holdings in the information technology and consumer discretionary sectors, which notably exceeded the benchmark index’s weightings, contributed dramatically on an absolute basis to the portfolio’s advances. On the other hand, the portfolio’s limited interest in the materials and consumer staples sectors translated into minimal gains.

Although there are few glaring bargains in the market, from a valuation standpoint, we’ll continue to seek out appropriate investments in eclectic areas of opportunity. All the while, we’ll regularly monitor the risk/reward balance within our existing holdings while evaluating the free cash flow and return on invested capital for these investments. Ultimately, we’ll continue to strive for a broad exposure to the equity market.

Focused 30 Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Focused 30 Portfolio returned 42.26%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The DJIA added 28.27%* and the broad-based S&P 500 Index climbed 28.67%*. Not to be outdone, the technology-dominated NASDAQ surged 50.01%* for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors’ spirits. But the health of the economy still was in doubt as job losses mounted. The Fed acknowledged the mixed picture, cutting its benchmark Federal Funds rate to a 45-year low of 1.00% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

Top performers for the portfolio during the period included e-commerce concern InterActiveCorp, formerly known as USA Interactive, and pharmaceutical company Sepracor Inc. ARM Holdings PLC, a semiconductor company based in the United Kingdom, also logged impressive returns along with satellite radio services provider XM Satellite Radio Holdings Inc. Finally, payroll processor Paychex Inc. rounded out the portfolio’s list of top-five contributors.

Three of the portfolio’s most notable setbacks came from the health care sector, including temporary health care staffing company AMN Healthcare Services, hospital operator Tenet Healthcare Corp. and Oxford Health Plans Inc., a benefit provider. Also detracting from results were Russian oil and gas giant Yukos and bookseller Barnes & Noble Inc.

This search is not guided by sector, simply by company fundamentals. However, sectors can impact performance during a given time period. Janus’ investment strategy of identifying stocks of great businesses that are growing shareholder value at a rapid rate, yet trading at attractive valuations, is simple. We at Janus believe that great businesses are those that have long-term franchises with identifiable, sustainable competitive advantages. Their share prices go up as the businesses deliver earnings and cash flow growth. We also believe that stocks with the best risk/reward tradeoffs should be the largest positions in the portfolio and attempt to sell or trim positions as the risk/reward tradeoff becomes less favorable, hopefully because of share price appreciation, but sometimes because new, negative information changes the risk/reward tradeoff.

Because this is a concentrated portfolio, we believe our best ideas can and should be large positions when our analysis gives us the high degree of confidence that the risk/reward tradeoff for these stocks is highly skewed in the portfolio’s favor. Having said that, we have found very few stocks over the last twelve months that we feel meet our criteria needed to become large positions. However, the search is ongoing and relentless.

The portfolios’ consumer discretionary stocks had the largest positive impact on results. Information technology stocks, while a distant second, also contributed. At the bottom of the list were the portfolio’s positions in materials and energy stocks. Though both segments actually contributed to absolute results, energy stocks detracted slightly from performance relative to the benchmark index.

Going forward, Janus’ primary goal is to extend the recent trend of strong performance and deliver solid, long-term gains to shareholders. We will continue to search for exemplary franchises trading at attractive valuations.

Mid-Cap Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Mid-Cap Value Portfolio returned 29.10%**, compared to a 40.06%* return for its benchmark, the Russell Midcap Index.

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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The first two-and-a-half months of 2003, which saw a continuation of the previous years’ bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the second Gulf War, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. This trend benefited smaller companies as they tend to be more sensitive to swings in the economy than larger companies, and as a result, mid-capitalization stocks performed well during the year. Overall, 2003 proved to be a reversal of 2002, in that the S&P 500 Index rose in the last 12 months by roughly the same amount that it had fallen in 2002. In addition, the technology sector, which led 2002’s decline, proved to be 2003’s strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies’ fundamentals.

During the year, stock selection in the consumer staples sector had a positive impact on portfolio performance. For instance, Pepsi Bottling Group Inc., which manufactures and distributes Pepsi Cola products, benefited from an improving pricing environment and new product introductions. Conversely, portfolio performance was hurt by stock selection in the technology sector: BMC Software Inc. reported disappointing results, anticipating some layoffs and restructuring to improve financial performance. Based on concerns about the health and visibility of future cash flows as a result of the increased securitization of receivables, the portfolio’s BMC position was sold. Stock selection in the producer manufacturing sector also detracted from returns. Although portfolio holdings performed well, many of the more inconsistently profitable and economically sensitive stocks in the benchmark index rose more dramatically on optimism over a robust economic recovery.

In the past, market recoveries have frequently seen a period during which lower quality, more cyclical stocks have outperformed. During these initial stages of upswing, investors tend to seek out those companies that stand to gain the most from an improvement in the economic landscape. Frequently, these companies are the most volatile, debt-ridden, and cyclical stocks available. As we may already be seeing, however, investors tend to turn their attention back to the fundamentals underpinning stocks, including a company’s ability to generate strong returns on its capital. In managing the portfolio, we at Lazard remain confident in the portfolio’s holdings, as they feature this sort of history of strong profitability, which over the long term is a key determinant of a stock’s performance.

International Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the International Value Portfolio returned 27.71%**, compared to a 38.59%* return for its benchmark, the MSCI EAFE Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The first two-and-a-half months of 2003, which saw a continuation of the previous years’ bear market, proved an anomaly in an otherwise bull market year. In mid-March, just before the start of the second Gulf War, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. Overall, 2003 proved to be a reversal of 2002, in that virtually all sectors in the MSCI EAFE Index rose in 2003, in comparison to the across-the-board falls of 2002. In addition, the technology sector, which led 2002’s decline, proved to be 2003’s strongest performer. However, late in the year there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies’ fundamentals.

Portfolio holdings in the financial sector had a positive impact on portfolio performance, as capital markets-oriented companies benefited from rising markets and the fading of the research scandals of 2002. The portfolio’s energy holdings also performed well, as oil prices have remained at historically high levels. In addition, the weakness in the U.S. Dollar versus most major currencies bolstered returns for the Dollar-based investor, in contrast to recent years when currency movements depressed the returns of investments outside the U.S. The portfolio’s sole industrial holding rose strongly, but the relatively low weight in this economically sensitive group detracted from portfolio returns relative to its benchmark. In addition, the portfolio’s substantial allocation to the consumer staples sector, which had added significant value throughout the bear market, hurt returns in 2003, as investors sought out more economically sensitive companies amid expectations for a robust recovery.

In the past, market recoveries have frequently seen a period during which lower quality, more cyclical stocks have outperformed. During these

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initial stages of upswing, investors tend to seek out those companies that stand to gain the most from an improvement in the economic landscape. Frequently, these companies are the most volatile, debt-ridden, and cyclical stocks available. As we may already be seeing, however, investors tend to turn their attention back to the fundamentals underpinning stocks, including a company’s ability to generate strong returns on its capital. In managing the portfolio, we remain confident in the portfolio’s holdings, as they feature this sort of history of strong financial productivity, which over the long term is a key determinant of a stock’s performance.

Capital Opportunities Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Capital Opportunities Portfolio returned 27.13%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Markets around the world were buoyed over the period by clear signs of recovery, especially in the U. S. and, to a lesser extent, in Japan and Europe. Worldwide monetary policy was conducive to growth as central banks, including the U.S. Fed, sought to stimulate economic expansion by keeping interest rates low. We at MFS started to see improvements in several key economic indicators, including corporate earnings, capital and consumer spending, and business and consumer confidence.

Overall improvement in the global economy helped to drive market rallies that began in mid-March and lasted, with only a few pauses, through the end of 2003. Largely left behind were concerns about an uncertain global political climate and sluggish economic conditions. In our view, investors, like consumers, became more optimistic about the future and aggressively moved into higher-risk, more economically sensitive securities and out of more conservative holdings.

The portfolio’s holdings in the technology and leisure sectors were main contributors to underperformance relative to the benchmark index during the period. In the technology sector, the portfolio’s underweighted position in Intel Corp. was the leading contributor to underperformance. Investor concerns over Intel’s weak corporate technology spending abated during the period, while the stock improved on the news that certain product lines, such as laptop personal computers, had showed surprising strength.

Among other technology sector companies, holdings in Network Associates Inc. and Peoplesoft Inc. also detracted from performance. Network Associates’ stock fell after missing analysts’ earnings projections due to reporting a sizable drop in customer spending on its web security and anti-virus software products. The company blamed the shortfall on continued weakness in business technology spending.

Despite a continued strong competitive position, a healthy balance sheet, and a boost from Oracle Corp. to acquire the company at a premium, Peoplesoft’s stock price failed to appreciate as much as the technology sector overall.

In the basic materials sector, the stock of Owens-Illinois Inc., a company that manufactures glass and plastic packaging, was also a source of negative performance. The company coped with pressure from rising prices for the oil used to make its plastic bottles and for the natural gas used to power several of its factories. Investors were also concerned by the company’s highly leveraged balance sheet, potential liabilities associated with asbestos in its plants and disruptions at the company’s Venezuela facility.

The portfolio’s cash position, although it averaged less than 4% of assets over the period, was the biggest detractor from relative performance. In a period when global markets continued to rise, any cash position hurt performance relative to its benchmark index, the S&P 500 Index which, like most market indices, has no cash position.

The portfolio generated its best performance relative to the benchmark index from its positions in the retailing, consumer staples, and health care sectors. Sears Roebuck & Co. was the biggest contributor to positive performance in the retail sector. The stock had been selling at low valuations early in the period because of concerns about the performance of Sears’ credit card division. The company then sold the credit card division at a very attractive price and used the proceeds to buy back some of its own stock. The company’s ability to shed an underperforming division and focus on its retail business, coupled with the fact that its stock had been selling at a very cheap multiple, had a very positive effect on its value to investors.

The Home Depot Inc. was another strong retail stock. It began the year selling at a very attractive valuation and then benefited from a series of strong sales figures, an exclusive arrangement with John Deere, the remodeling of many of its stores, and from a newly expanded appliance business.

In the health care sector, Genentech Inc. stock benefited from a string of good news that boosted the company’s long-term prospects. New data about its colorectal drug Avastin came in better than expected while the company released promising clinical reports about psoriasis drug Raptiva and arthritis drug Rituxan.

The portfolio also benefited from an underweight position relative to the benchmark index in health care company Johnson & Johnson, which underperformed the market during the period. The company had introduced a new drug-coated stent that was highly anticipated by the market. However, the company had constraints on its capacity that mitigated the long-term growth potential offered by the new product, and that contributed to the stock’s underperformance. Data about a competing

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product from Boston Scientific Corp., meanwhile, came in much better than anticipated, further detracting from Johnson & Johnson’s growth potential.

Equity Index Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Equity Index Portfolio returned 28.29%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. 2003 marked the end of the longest and deepest equity bear market since the Great Depression. Punctuated by better-than-expected earnings due to stunning productivity and modest revenue growth, the equity market recorded better-than-consensus returns. After a setback related to the start of war with Iraq, the market did not look back and never had more than a 5% pullback. As is common after a major bear market low, the best performers featured low-quality, high beta and small capitalization issues as well as those with earnings losses and low prices.

The S&P 500 Index added 28.67%* for the year. The DJIA Index also closed the year up 28.27%*. The NASDAQ surged 50.01%* for the year, as technology stocks outperformed the broader market.

In 2003, the portfolio met its objective of closely tracking the return of its benchmark. Value stocks outperformed growth stocks within the S&P 500 Barra Indices for the year, with the S&P 500 Barra Value Index posting a 31.79%* return versus a 25.66%* return for the S&P 500 Barra Growth Index.

Turning to sector performance, all ten S&P 500 sectors posted positive returns for 2003. The top performer was information technology, up 46.55%, followed by consumer discretionary and materials, with respective returns of 36.08% and 34.77%. Worst performers for the year were telecommunications services, consumer staples, and health care with respective returns of 3.28%, 9.23%, and 13.31%.

We at Mercury believe that favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations have been responsible for the equity bull market that began in October 2002. The stimulus from falling interest rates and excess liquidity is passing at the same time the growth baton is being passed from the U.S. consumer to the rest of the U.S. economy and the world. Higher confidence levels regarding sustainability of growth, the waning of deflation fears and a declining dollar are likely to cause rising interest rates. Earnings growth is key for the equity bull market to continue. Along with stimulative monetary and fiscal policy, and a consumer that continues to spend, capital spending has decisively turned, job growth has begun and export markets are awakening. With that in mind, the portfolio is expected to continue to meets its objectives.

Small-Cap Index Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Small-Cap Index Portfolio returned 46.53%**, compared to a 47.25%* return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. 2003 marked the end of the longest and deepest equity bear market since the Great Depression. Punctuated by better-than-expected earnings due to stunning productivity and modest revenue growth, the equity market recorded better-than-consensus returns. After a setback related to the start of war with Iraq, the market did not look back and never had more than a 5% pullback. As is common after a major bear market low, the best performers featured low-quality, high beta and small capitalization issues as well as those with earnings losses and low prices.

The S&P 500 Index added 28.67%* for the year. The DJIA Index also closed the year up 28.27%*. The NASDAQ surged 50.01%* for the year, as technology stocks outperformed the broader market.

In 2003, the portfolio met its objective of closely tracking the return of its benchmark. Growth stocks modestly out-performed value stocks within the Russell 2000 Indices for the year, with the Russell 2000 Growth Index posting a 48.54%* return versus a 46.03%* return for the Russell 2000 Value Index.

Turning to sector performance, all twelve Russell 2000 sectors posted positive returns for 2003. The top performer of the year was technology, returning an impressive 65.64%, followed by health care and producer durables, up 59.55% and 58.99% respectively. The worst performer for the year was consumer staples, with a return of 28.15%, followed by utilities, up 32.65%, and other (which includes many conglomerates), up 38.73%.

We at Mercury believe that favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations have been responsible for the equity bull market that began in October 2002. The stimulus from falling interest rates and excess liquidity is passing at the same time the growth baton is being passed from the U.S. consumer to the rest of the U.S. economy and the world. Higher confidence levels regarding sustainability of growth, the waning of deflation fears and a declining dollar are likely to cause rising interest rates. Earnings growth is key for the equity bull market to continue. Along with stimulative monetary and fiscal policy, and a consumer that continues to spend, capital spending has decisively turned, job growth has begun and export markets are awakening. With that in mind, the portfolio is expected to continue to meets its objectives.

Multi-Strategy Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Multi-Strategy Portfolio returned 23.28%**, compared to a 28.67%* return for the S&P 500 Index and a 4.10%* return for the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index).

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Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. We at Oppenheimer are very pleased with the portfolio’s performance during the period. In the beginning of the period, stocks were buffeted by conflicting economic and political forces. On the positive side, the U.S. economy showed signs of emerging from recession, interest rates were low and inflation remained in check. On the negative side, the economic recovery proceeded slower than many analysts forecasted, and the global political situation remained plagued by uncertainties, particularly with the war on terrorism and rising tensions in the Middle East. In addition, accounting irregularities led to financial difficulties at several prominent corporations, creating uncertainty with respect to the accuracy of financial statements at other companies.

These conditions produced volatile spikes and declines in stocks prices. In early 2003, the S&P 500 Index advanced and retreated as positive or negative investor sentiment predominated at a given moment. By early-March 2003, the Index stood near its lows for the year.

It was then that investor sentiment turned sharply positive, driving equity prices higher. The market’s upsurge was prompted by the low inflation and mildly positive economic growth that had supported stocks throughout the period. These conditions, together with supportive federal fiscal and monetary policies, led to improving economic forecasts and better-than-expected earnings reports from a wide variety of companies. At the same time, the market’s uncertainties regarding the war on terrorism and geopolitical tensions were eased by decisive military action in Iraq and the swift conclusion of major combat operations. Although concerns regarding corporate accounting practices continued to take a toll on stock prices in isolated cases, the number of scandals and resulting bankruptcies decreased, leading to increased confidence in the accounting system’s overall reliability. In addition, interest rates began to trend upward near the end of the period, prompting a shift in assets from fixed income to equity markets.

Moving to the fixed income markets, the most significant market trend over the first half of the year was that interest rates, with the exception of very short-term rates, continued to fall. Then, in June, the Fed expressed concerns over the possibility of deflation and cut the Federal Funds rate by 0.25% to 1.0%. However, because the market had “priced in” or expected a larger rate cut, this marked a turning point in the direction of interest rates. Investors took the Fed’s decision to cut rates by only 0.25% as a sign of optimism, and the mood of the market shifted from one focused on fears of imminent deflation, to one of expectations of renewed economic growth. At that time, rates backed up significantly, hurting the prices of many fixed-income securities (since bond prices move in the opposite direction of their yields), but signaling investors’ belief that the economy was indeed on course for a real and sustainable rebound.

The second significant event that occurred during the portfolio’s reporting period was that the rate of mortgage refinancing, or prepayments, which had enjoyed strong activity up until June, began to slow down once rates crept upward. By the end of the period, new mortgage applications and refinancing activity had slowed substantially. By then, higher-coupon mortgage securities significantly outperformed their lower-coupon counterparts, as investors favored their relatively lower interest rate sensitivity.

We at Oppenheimer are cautiously optimistic regarding the stock market. Although employment figures remain weak, weekly jobless claims remained below the 400,000 mark for most of the latter half of the period and the unemployment declined slightly, a sign of possible stabilization. Other economic indicators continue to show signs of recovery, with improvements in industrial production and increases in manufacturing activity. In fact GDP showed a surprising surge in the third quarter. These developments are supported by favorable monetary policy and fiscal stimulus, and by a stabilizing geopolitical environment in the aftermath of major combat operations in Iraq. Furthermore, despite the recent run-up in stock prices, we believe that many individual stocks continue to sell at compelling valuations, offering attractive investment opportunities for the portfolio.

In general, we expect that interest rates will also continue to trend upward in 2004. However, we plan to remain neutral in terms of the portfolio’s interest rate sensitivity (duration), because we do not attempt to forecast the movement of interest rates or time the market in managing the portfolio. We do believe that as interest rates move upward, the bulk of returns from most fixed-income securities will originate from yield, rather than price appreciation. Also, we are continuing to consolidate portfolio positions so that it is well positioned for 2004.

The portfolio’s strong performance in its equity portion during the reporting period was primarily driven by its stock-selection strategy. The portfolio manager’s “bottom-up” investment approach seeking companies with above-average fundamentals at below average prices led it to stocks from a variety of market-capitalization ranges and representing a number of investment styles. In addition, the portfolio’s performance was supported by income derived from dividend-paying stocks and relatively strong total returns from a diversified portfolio of bonds.

The portfolio benefited from strong performance in the financial, health care and consumer staples sectors during the reporting period. Diversified franchiser Cendant Corp. saw its stock price rise as investors gradually recognized that its business fundamentals were better than they had anticipated. Cendant’s housing-related businesses, such as realtor Century 21, benefited from a persistently strong housing market, and its cyclical travel-related businesses, such as car rental agencies Avis and Budget, strengthened along with the overall economy.

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In the industrials sector, aeronautical and defense contractors proved to be wise investments this year, as Brazilian aircraft manufacturer Empresa Brasileira de Aeronautica SA ADR (Embraer) and Orbital Sciences Corp. added to performance. Orbital, a key contractor for Northrop Grumman Corp. has been engaged to take part in an 8-year contract to develop and test an antimissile defense system for the U.S. Defense Department.

Other positive contributors during the latter part of the reporting period included Liberty Media Corp., which struggled early in the year but rallied following a large stock buyback, and financial services provider J.P. Morgan Chase & Co., which benefited from strong mortgage activity and a rebounding stock market during the year. The portfolio’s overweight position in real estate also proved beneficial. Host Marriott Corp was a strong contributor to the portfolio’s performance as both room rates and occupancy rose throughout 2003. Also, health care holdings, like Province Healthcare Co. and Guidant Corp., a leader in the treatment of cardiac and vascular disease, were also strong performers this year.

On the other hand, some holdings produced disappointing returns during the period. Retailer Sears Roebuck & Co. was a solid performer through much of the period, but weakened along with other retailers in late November when the holiday sales season started off more slowly than anticipated. We continue to hold this security in the portfolio because we believe in its long-term fundamentals. Despite what we believe to be the high quality of its assets, media conglomerate Viacom, Inc., failed to benefit as much as we had hoped from an upturn in advertising revenues. Performance was also hurt by satellite broadcaster EchoStar Communications Corp., which saw its stock price drop when it acknowledged that subscriber rates were not meeting projections.

The portfolio’s fixed-income segment successfully added value to the overall performance through an emphasis on corporate bonds, which rallied dramatically as investors became more comfortable with credit-related risks after many issuers reduced debt and improved their cost structures in the wake of 2002’s corporate governance scandals. Mortgage-backed securities also contributed positively to performance, primarily due to a focus on higher-coupon securities that held up relatively well during the market-decline in July and August. Finally, our decision to maintain slightly less duration, or interest-rate sensitivity, than many of our peers, proved to significantly benefit performance after the Fed reduced the Fed Funds rate in June.

Main Street® Core Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Main Street Core Portfolio returned 26.96%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. We at Oppenheimer are very pleased with the portfolio’s performance, though the portfolio slightly lagged its benchmark for the year. For the first few months of the year, conflicting economic and political forces drove market performance. The U.S. economy showed signs of emerging from recession, interest rates declined steadily and inflation remained in check. However, corporate capital spending remained weak, consumer sentiment declined, and uncertainties related to the U.S.-led war in Iraq and the global battle against terrorism undermined investor confidence.

In managing the portfolio, we made a deliberate decision in the beginning of the year to increase the portfolio’s weight in smaller-capitalization stocks, as those types of stocks typically outperform larger capitalization stocks during this time. This seasonal anomaly is called the ‘January effect’ and is fairly predictable. However, in the beginning of 2003 there was a high level of uncertainty related to the situation in Iraq and mixed economic data. Consequently, the stocks that performed best were those stocks with lower betas (risk) and higher valuation metrics. The ‘January effect’ actually began later in the first quarter when some of the uncertainties began to dissipate, and market enthusiasm drove buyers to more speculative issues. By that point we had moved the portfolio back into the higher quality securities our models had identified.

In mid-March, investor sentiment turned sharply positive, driven by growing evidence of sustained economic growth, together with continuing low inflation, and supportive federal fiscal and monetary policies. At the same time, the market’s uncertainties regarding the war on terrorism and geopolitical tensions were eased by the swift, successful conclusion of major combat operations in Iraq. In the three months between mid-March and mid-June 2003, the S&P 500 Index climbed from approximately 800 to over 1,000, and continued to rise gradually for the remainder of the period. While the market’s greatest gains were concentrated among the smallest, most speculative issues in the first half of the period, a wide range of stocks participated in this rally by the end of the year.

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The portfolio’s quantitative models, which are an important part of our investment process, have worked well in most time periods, but at the same time, we recognize that short-term patterns and movements within the stock market occur where the portfolio may under-perform relative to its benchmark. Rather than making dramatic changes to the portfolio based on short-term movements that may quickly reverse themselves, we choose to stick with our disciplined investment approach in managing the portfolio. Our patience paid off as the higher quality stocks we purchased for the portfolio late in the first quarter performed well in late summer as the rally broadened.

In terms of economic sectors, in managing the portfolio we did not take many large sector bets, though we overweighted holdings in the consumer discretionary sector, versus the benchmark, which proved beneficial for the portfolio as consumer confidence and spending strengthened throughout the period. On the other hand, we were underweight in technology stocks, as well as in health care, which had a negative impact to portfolio performance. We have also moved to a less defensive posture by underweighting financials late in the period, and increasing the portfolio’s utilities and health care weightings to match the benchmark. It is important to note that the portfolio does not hold large concentrations in individual securities, as the portfolio is very well diversified. However it is by adjusting the portfolio’s sector or market capitalization weightings relative to the benchmark that the portfolio can perform differently, and hopefully meet its objective of outperforming its benchmark.

Despite the slow start, by the end of the period the portfolio was able to track its benchmark, though it slightly underperformed. We were able to gain on the benchmark by reducing the portfolio’s market capitalization, as we overweighted both the mid-capitalization and small-capitalization stocks that our models identified. These holdings rallied as the lower quality, smaller-capitalization rally began to broaden in the middle of the period. This capitalization attribution was the greatest contributor to portfolio performance during the year.

Emerging Markets Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Emerging Markets Portfolio returned 68.50%**, compared to a 55.82%* return for its benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio performed rather well during what could be considered a period of great uncertainty. Market conditions varied greatly during a period that included significant swings in investor sentiment. From a macroeconomic perspective, the portfolio encountered an accommodative monetary environment. As the threat of inflation waned, global interest rates eased substantially. With the corresponding rise in global bond prices, investors, in pursuit of additional yield, were willing to consider opportunities perceived as being higher on the risk spectrum, including investments in emerging markets.

In the first part of the year, geopolitical tensions surrounding the expectation of war in Iraq and fears of a nuclear arms buildup in North Korea produced stiff headwinds. SARS continued to pressure consumer demand in Asia, as did rising credit card defaults in South Korea. The growth of outsourcing in services from the developed world and the acceleration of the domestic privatization program, helped the Indian stock market to its strongest run in a decade. Brazil and Mexico also rebounded strongly. Brazil’s recently elected populace government proved to be pragmatic and orthodox in its economic policies leading to a positive surprise for the markets. Finally, the Mexican central banks’ ability to control inflation helped lead to substantially lower interest rates, thus boosting purchasing power and home ownership.

Declining oil prices and the apparent containment of SARS, helped sparked a sizable mid-year rally that led to good performance in the emerging markets. During this time, high-beta investments (riskier, more volatile stocks) led the advance, and the markets of Russia and China were no exception. Although both thrived in a setting of economic and fiscal stability, we at Oppenheimer have been reluctant to invest in either of these countries for the portfolio given a lack of appropriate risk/reward profiles and shareholder protection. However, if underlying conditions were to allow for substantial improvement in corporate governance and legal structure, we would reconsider our current positioning.

By the end of the year, emerging markets finished strongly as investors continued their return to the asset class, having ignored it for much of the last 5 years. Although we are sanguine about the prospects of global growth in 2004, which should benefit developing economies, we have grown concerned with the pace of appreciation in the emerging equity markets. Indeed, the year end run up could reflect a “catching-up” by investors who did not have any emerging market exposure going into 2003.

As such, we have been particularly strict about valuations and have searched for investments in higher quality companies, to the exclusion of some over-priced technology stocks, which have been popular with investors lately. The portfolio’s largest holdings continue to be Empresa Brasileira de Aeronautica SA (Embraer), Bharat Petroleum Corp. Ltd., ICICI Bank Ltd. ADR, Housing Development Finance Corp., and Corporacion GEO SA de CV. The portfolio’s largest country exposure remains India, Brazil, South Korea and Mexico.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Inflation Managed Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Inflation Managed Portfolio returned 8.24%**, compared to a 8.40%* return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index, and 2.36%* for the Lehman Brothers Government Bond Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Most bonds posted positive returns in the fourth quarter, capping a year in which fixed income assets gained ground despite volatile interest rates. Real return bonds outpaced Treasuries both in the final quarter and for the full year. These high quality assets demonstrated their defensive characteristics as interest rates moved higher. For 2003, breakeven-inflation rates increased 74 basis points to 2.31% while yields on 10 year Treasury Inflation Protected Securities (TIPS) fell 36 basis points to 1.86%.

In managing the portfolio, active management across a wide spectrum of strategies – holdings of select corporates, municipals, and emerging markets securities–added value to portfolio performance amid volatile markets in 2003. The portfolio’s above-benchmark duration also contributed to portfolio returns as real yields fell. For the portfolio, the purchase of TIPS on a forward settled basis was positive for performance, as these securities outperformed the cost associated with purchasing them in the forward market. Exposure to longer maturity TIPS was also positive for performance, as these issues were the top performers in the asset class.

Managed Bond Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Managed Bond Portfolio returned 6.24%**, compared to a 4.67%* return for its benchmark, the Lehman Brothers Government/Credit Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Bonds gained ground in 2003 despite volatile interest rates, led by higher yielding corporate and emerging market assets. Although Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. Yields moved lower through the first half of the year as deflation risks dominated the news and were the primary drivers of the market’s view of future Federal Reserve policy. The Fed cut the Federal Funds rate to 1% in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors’ growing confidence that growth would accelerate. Economic performance in the second half of the year met investors’ expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage-refinancing boom sustained consumption, leading to 8.2 percent

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annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period. Inflation was well behaved even in the face of surging commodity prices and a falling U.S. dollar helping to mitigate the rise in interest rates.

In managing the portfolio, active management across a wide spectrum of strategies—select mortgages and corporates, Treasury Inflation Protected Securities (Tips), municipals, Eurozone issues and emerging markets securities—added value to portfolio performance amid volatile markets in 2003.

Interest rate strategies were modestly positive for the year; on the whole, an above index duration hurt performance as rates rose, but was positively offset by a favorable maturity focus that benefited the portfolio as a rather steep yield curve flattened modestly.

A corporate underweight relative to the benchmark had a negative impact to performance as profits and margins improved but positive security selection of energy, pipeline, and telecommunication issuers mitigated this impact. Despite the mortgage sector’s underperformance for 2003, positive security selection helped strengthen returns as the portfolio maintained a modest structural allocation to this segment of the market. Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates. Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. Non-U.S. exposure, mainly to Eurozone issues, had minimal impact as rates rose comparably in major developed markets. Finally, modest currency exposure to the euro and yen helped returns as the dollar fell amid concern about the U.S. trade deficit.

Small-Cap Value Portfolio

Q. How did the portfolio perform over the period ended December 31, 2003?

A. The Small-Cap Value Portfolio commenced operations on May 1, 2003. For the period from the inception date through December 31, 2003, the Small-Cap Value Portfolio returned 26.93%**, compared to a 40.50%* return for its benchmark, the Russell 2000 Value Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Since the portfolio’s inception on May 1, 2003, the market experienced two main surges: the first one lasted from August to mid-October when the economic recovery began to materialize with better-than-expected corporate profits and improving job numbers. Following some signs of fatigue in November, stocks staged another strong rally in mid-December, with all major indices ending the year on the plus side for the first time since 1999.

Equity securities posting the strongest returns had several characteristics in common: their market capitalizations were in the smallest quintile; the vast majority did not pay a dividend, but had high betas and high price/earnings (P/E) ratios, no visible earnings-per-share; and a share price of under $5.00. These characteristics held especially true for technology and biotech stocks, the biggest gainers during the year. In fact, technology stocks rallied so strongly that some investors started to refer to similarities between last year’s rebound and the “tech bubble” that burst in the year 2000.

During the fourth quarter, some shifts in investor preference took place. The strongest performers in this period were part of the cyclical sectors, such as autos & transportation, materials & processing, producer durables, and energy. However, within these sectors investors still favored stocks with higher earnings multiples, no dividends, higher price volatility and more debt.

In managing the portfolio, the disparity between the market development and our investment philosophy was the main reason for the portfolio’s underperformance relative to its benchmark. We strictly adhered to our intrinsic value discipline, which focuses on dividend-yielding stocks with low valuations. As a result, the portfolio was heavily under-weighted in the technology sector because we believe that for the most part valuations are too high and hardly any tech stock pays a dividend.

On a sector level, overweighting producer durables in the portfolio aided results, while underweighting technology – as mentioned earlier – hurt performance.

Among individual holdings, Massey Energy Co. was one of the top contributors to portfolio performance during the year. Coal producer Arch Coal Inc., a new position that we established in the portfolio during 2003, also gained strongly. The share price increase for both stocks can mainly be attributed to last year’s higher oil prices, which resulted in a more favorable pricing environment for coal producing companies. Acuity Brands Inc., a world leader in lighting fixtures, was also among the top contributors to positive performance. The company’s shares surged during the year as a result of its focus on cash flow by reducing inventory and holding down spending. Materials and services company Wellman Inc. was the biggest detractor to performance disappointing earnings reports for the second and third quarter. Hence, we sold the stock in early September. Chemical manufacturer Sensient Technologies Corp., a global supplier of colors, flavors and fragrances, was another detractor to performance. During the second and third quarters of 2003, the company had soft sales and weaker-than-expected profit margins in the color segment and as a result missed its earnings estimates. In our opinion, for short-term investors, the earnings miss was unacceptable so the quarter to quarter investors sold the stock. We at NFJ, as a long term investor for the portfolio, have used the weakness as a buying opportunity and added to the portfolio’s position, as we see an eventual improvement in return on capital coupled with a renewed focus on organic growth.

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Money Market Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Money Market Portfolio returned 0.79%**, compared to a 1.15%* return for its benchmark, the Merrill Lynch 3-Month U.S. T-bill Index. The current yield measured during the seven-day period ending December 31, 2003 was 0.68%**.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Two factors added to the challenge of finding adequate yield. After the Federal Open Market Committee’s (FOMC) cut the Federal Funds interest rate to 1.00% on June 25, 2003, the 60 and 90-day commercial paper rates hovered near 1.00% for the balance of the year. Yields on 3-month U.S. treasury bills averaged 1.01% for the year and .92% during the last six months. The second challenge was the decreasing supply of acceptable commercial paper. As a result of the prolonged low interest rate environment, corporate issuers reduced their commercial paper programs in favor of longer-term borrowing. This naturally led to a more limited supply of available issuers for the portfolio.

In managing the portfolio, we chose to mitigate these challenges by increasing the portfolio’s positions in agency discount and callable notes. Yields on agency discount notes traded very close to high quality commercial paper for much of the year. Callable agency notes traded anywhere from 30 to 50 basis points wider than non-callable notes. This relationship held up pretty well throughout the year, thus allowing additional yield to be captured. We also kept a portion of the portfolio invested in asset-backed tranches of auto loan deals. These A1/P1 rated investments offer enhanced yield with extremely low credit risk.

High Yield Bond Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the High Yield Bond Portfolio returned 20.29%**, compared to a 27.94%* return for its benchmark, the Credit Suisse First Boston High Yield Index (CS First Boston High Yield Index).

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The high yield market had its best year since 1991. Declining default rates, an improving economy and higher yields versus other fixed income investments drove demand. High Yield mutual funds took in a record $30 billion in 2003. The lower tier bonds returned 50.81% and outperformed middle and upper tier bonds, which returned 26.46% and 19.89%, respectively. The portfolio was underweight the lower tier sector which hurt performance. Positive factors included underweight positions versus the benchmark in the consumer products and food & drug sectors, both of which underperformed the market for the year.

The top performing sectors for the year were wireless communications, utilities and cable/wireless video. These were the worst performing sectors in 2002. The worst performing sectors were consumer products, food & drug and gaming and leisure.

Equity Income Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Equity Income Portfolio returned 26.24%**, compared to a 30.03%* return for its benchmark, the Russell 1000 Value Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The first quarter of the year was marked by extreme volatility surrounding the onset of the conflict in Iraq, while the second quarter saw a sharp rally in lower-quality stocks. In the third quarter, U.S. equity markets posted modest gains as investors responded to mixed economic messages. Improving economic data in the fourth quarter allowed shares to rally through year-end. The low-quality rally throughout the majority of the year, coupled with stock selection within the consumer cyclicals and financials sectors caused the portfolio to underperform versus its benchmark index.

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Favorable stock selection in the utilities sector — in particular PG&E Corp. and Edison International — made this sector the portfolio’s largest relative contributor to performance. Shares of PG&E, California’s largest utility, were helped by news that the company finally reached a resolution to its bankruptcy proceedings that was reasonable to the company and its California customer base. Edison International also rose on the expectation it will be able to reach a similar settlement.

Within technology, shares of software provider Computer Associates International Inc. rose due to higher-than-expected subscription fees, resulting from strong bookings. The portfolio’s overweight position relative to the benchmark index in electronics manufacturer Flextronics International Ltd. also aided portfolio results as demand has been surprisingly robust.

An overweight position relative to the benchmark index in Pfizer Inc. within the health care sector detracted from performance as shares fell sharply in mid-2003. Patent issues surrounding its cholesterol-lowering drug, Lipitor, hampered shares of the pharmaceutical giant. Cheaper, generic versions of Lipitor are poised to threaten the sales growth of Pfizer’s largest selling drug. King Pharmaceuticals Inc. also detracted within this sector as its shares have been plagued by a number of concerns, including the potential genericization of two key drugs and a Securities and Exchange Commission (SEC) inquiry into pricing strategies.

Selection within the financials sector also had a negative impact on the portfolio. An overweight position relative to the benchmark index in property and casualty insurer XL Capital Ltd. detracted from results as the company’s stock price declined amid the disclosure that it was investigating shortfalls in reserves to pay reinsurance claims. An underweight position relative to the benchmark index in FleetBoston Financial Corp. hurt results as its shares rose sharply, responding to news that Bank of America Corp. will acquire the seventh-biggest U.S. bank by assets.

Equity Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Equity Portfolio returned 24.33%**, compared to a 29.75%* return for its benchmark, the Russell 1000 Growth Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. As the market environment turned bullish in 2003, investor appetite for risk increased, propelling smaller-capitalization, lower-quality, higher-volatility strategies. The portfolio’s high-quality emphasis hurt relative performance for the year, principally in the second quarter, but to a lesser extent in the third and fourth quarters. Stock selection was the sole reason for the portfolio’s underperformance versus its benchmark index, as sector weighting decisions were neutral.

The basic materials sector contributed most to relative performance, primarily due to holding Freeport-McMoRan Copper & Gold Inc. in the metals area, which rose over 150% in 2003 as copper and gold prices breached five-year highs. Underweighting the consumer staples sector versus the benchmark index – in particular, underweighting weak Colgate-Palmolive Inc. in consumer goods, and not holding underperformers General Mills Inc., Sara Lee Corp. and William Wrigley Jr. Co. in the food area – also benefited relative returns. In addition, overweighting Career Education Corp., in schools/education, proved advantageous, as did underweighting the sluggish transportation sector.

A favorable overweight position to technology stocks was offset by poor stock selection in the sector, notably in the electronics industry, where underweighting Texas Instruments Inc. and Motorola Inc. and not holding Analog Devices Inc. and Xilinx Inc. detracted, offsetting the benefit of an overweight position in Intel Corp., which soared on rising demand for computers and mobile phones in Asia. The computer and software areas also detracted from performance.

Within the retail area of consumer cyclicals, beneficial positions in Advance Auto Parts Inc. and Best Buy Co. Inc. were offset by holding laggards Kohl’s Corp., Wal-Mart Stores Inc., and The TJX Cos. Inc.; by underweighting The Home Depot Inc.; and by not owning strong-performing Amazon.com Inc. In other industries within the consumer cyclicals sector, not owning Internet survivors Yahoo! Inc. and eBay Inc., in commercial services, negated the benefits of adept stock selection in lodging/tourism industry.

Underweighting pharmaceutical company Pfizer Inc., in health care sector, hurt results as the stock rose in anticipation of expanded prescription drug coverage for the elderly. The biotechnology area also detracted from performance. In the financial sector, Freddie Mac fell after being forced by regulators to restate earnings (ironically, earnings were substantially higher than reported earnings). This negative was countered by excellent performance from credit card companies MBNA Corp. and Capital One Financial Corp.

Aggressive Equity Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Aggressive Equity Portfolio returned 33.14%**, compared to a 45.51%* return for its benchmark, the Russell 2500 Index.

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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The first quarter of the year was marked by extreme volatility surrounding the onset of the conflict in Iraq, while the second quarter saw a sharp rally in lower-quality stocks at the smaller end of the Russell 2500 Index’s market-capitalization range. In the third quarter, the benchmark index’s return remained an elusive target, but improving economic data in the fourth quarter allowed shares to rally through year-end. The benchmark index’s performance was heavily influenced by micro-capitalization (less than $500 million market capitalization) and high-risk stocks that significantly outperformed the larger, more stable stocks in the benchmark. The team does not invest in micro-capitalization stocks and severely limits investment in volatile stocks. These factors caused the portfolio to underperform versus its benchmark index.

Favorable stock selection in airline stocks, (Mesa Air Group Inc.) and shipping stocks (J.B. Hunt Transport Services Inc.), made the transportation sector the portfolio’s largest relative contributor. Mesa Air Group’s shares rose throughout the year as US Airways Group Inc. emergence from bankruptcy provided Mesa with significant growth opportunities by expanding their regional jet agreement with the company. Investors also rewarded Mesa’s cost-cutting achievements. Strong pricing trends and improving demand in the shipping industry proved beneficial for J.B. Hunt. The company’s stock price was supported by first- and second-quarter earnings that came in above expectations.

An underweight position in oil-field services relative to the benchmark index (no position in Rowan Cos. Inc. or Patterson-UTI Energy Inc.) proved beneficial for the energy sector. The oil-field services industry suffered in the second half of the year due to lower oil and gas prices, along with a slowing rig count and adverse weather conditions. An underweight position to this industry contributed positively to the portfolio’s relative performance.

Strong stock selection in food (no positions in Krispy Kreme Doughnuts Inc. or Winn-Dixie Stores Inc.) and consumer goods, (The Yankee Candle Co. Inc.) aided relative performance in the consumer staples sector. Shares of Krispy Kreme rose to a peak during the third quarter, but subsequently fell to more normal levels and weakened by year-end after announcing fiscal third-quarter earnings. Though the earnings met expectations, investors were demanding more in the current stock market environment. Avoiding Winn-Dixie helped relative returns as the company continues to lose market share in its primary market, the Southeast. Finally, shares of The Yankee Candle Co. Inc. rose almost 71% this year, boosting returns for the portfolio.

Unrewarded stock selection in electronics (Lattice Semiconductor Corp., Storage Technology Corp.) and software (Network Associates Inc.), along with an underweight position relative to the benchmark index in communications equipment (no position in Avaya) hurt relative performance in the technology sector. The technology sector was a leader in the equity market, as favorable earnings reports and a clearer vision of future sales helped shares appreciate for many technology companies. Portfolio returns were hindered as shares of Lattice Semiconductor and Storage Technology underperformed the broader market, rising only 10% and 20%, respectively. Shares of Network Associates were weak during the year, following a series of lowered earnings expectations for the company. An underweight position relative to the benchmark index in the communications equipment industry overall hindered relative performance as the industry led the technology sector for the year.

Unfavorable stock selection and an overweight position relative to the benchmark index in broadcasting and commercial & consumer services (Viad Corp. and ServiceMaster Co.) constrained relative returns in the consumer cyclicals sector. Anemic ad revenues at the beginning of the year hurt broadcasting stocks – shares were weak at the beginning of 2003, but made a return toward year-end. Shares of Viad Corp lagged during the second quarter after the company lowered guidance for its first-quarter 2003 results due to an accounting adjustment to a structured notes portfolio. Investors fled the stock due to the pre-announcement, as well as due to concerns surrounding the frequency of the company’s negative earnings surprises. The stock recovered at the end of the second-quarter as the company announced more positive first-quarter results and future strategic options and continued to rally through year-end. ServiceMaster shares suffered during the first part of the second quarter as the company announced below-consensus first-quarter earnings due both to harsh winter weather — which adversely affected its TruGreen and Terminix businesses — and higher costs from new initiatives. Shares began a solid rally in the second quarter that continued through year-end, as the company improved operational execution and had a clearer outlook.

Holdings in the investment banking & brokerage industry hampered relative performance in the financial sector, as the entire money management industry fell during the fourth quarter.

Large-Cap Value Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Large-Cap Value Portfolio returned 31.24%**, compared to a 28.67%* return for its benchmark, the S&P 500 Index.

See explanation of symbols on A-26

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The U.S. equity market finally reversed course in 2003 after three years of negative returns. All the major indices posted double-digit gains, with the S&P 500 Index returning 28.67% and the NASDAQ strongly rebounding for the year. Many investors were rewarded handsomely for taking risks during the year, as evidenced by the NASDAQ’s strong return. We believe aggressive monetary and fiscal stimulus spurred market participants to focus on more risky stocks that had underperformed significantly in prior years. These “higher-beta” stocks led the market’s rebound in 2003. Continued signs of an economic recovery helped to sustain equity market gains and to increase market breadth as the year progressed.

The equity market did not begin to accelerate until the second quarter of the year when the S&P 500 Index had its best quarterly performance in more than five years. Investors responded to a number of positive developments, including significant progress in the war in Iraq, a rebound in consumer confidence and improved corporate profits. At the same time, the Fed lowered the Fed Funds rate another 25 basis points to 1.00%, a 45-year low. Longer-term yields followed suit as the ten-year Treasury yield also fell to a 45-year low in June. Fiscal policy remained stimulative as Congress passed a $350 billion tax reduction package that included rate reductions on capital gains and dividends.

After a relatively quiet third quarter, the S&P 500 Index surged again in the fourth quarter. Continued signs of economic growth and strong corporate profits fueled the market. Increased merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably during the last three months of the year as several economically sensitive groups outperformed.

For the full year, technology stocks led the market’s rebound, accounting for about one-quarter of the S&P 500 Index’s return. Within the S&P 500 Index, the top performing sectors were technology, followed by materials and financials. All sectors of the S&P 500 Index posted positive returns for the year, but telecommunication stocks lagged; the telecommunication sector of the S&P 500 Index, was the only sector that did not post a double-digit return.

Sectors that contributed most to the portfolio’s performance for the year included financials, technology, and consumer discretionary. Within the financials sector, the portfolio benefited from an overweight position relative to the benchmark in capital-markets sensitive stocks, like the brokers and securities processors. These stocks rallied strongly as investors responded to increased capital markets activity and more favorable market conditions. Merrill Lynch & Co. Inc., the portfolio’s largest position in that group, gained more than 50% last year. One of the portfolio’s regional bank holdings, FleetBoston Financial Corp., reacted quite positively to Bank of America Corp’s agreement to purchase the company.

Similar to the broad market, technology stocks also provided a boost to portfolio performance. In particular, the portfolio’s exposure to telecommunications equipment and hardware stocks contributed noticeably. Several of these stocks, such as Lucent Technologies Inc. and Comverse Technology Inc., rebounded strongly from depressed levels in 2002. Within the consumer discretionary sector, McDonald’s Corp. and Home Depot Inc. also rallied from oversold conditions at the beginning of the year. McDonald’s benefited from new product introductions that aided same-store sales; Home Depot’s stock responded to an improving economy and new management initiatives.

Three of the portfolio’s sectors that lagged last year included healthcare, telecommunications, and utilities. The fact that utilities lagged in a year when the equity markets rebounded strongly is not a surprise, given the group’s lower growth prospects. Within the health care sector, all of our large-capitalization pharmaceutical holdings underperformed relative to the benchmark. The pharmaceutical stocks in general have been hurt due to concerns about patent expirations and a slowing pipeline of new drugs. In particular, two of the portfolio’s laggards included Schering-Plough Corp. and Merck & Co., Inc. Schering-Plough suffered from the expiration of its Claritin allergy drug patent as well as increased competition in the hepatitis market. Merck suffered after terminating two drugs in late-stage development. We continue to hold both of these stocks as well as Pfizer Inc., the largest pharmaceutical holding in the portfolio. Tenet Healthcare Corp., a hospital stock that we sold earlier in the year, also penalized performance.

Unlike technology, the telecommunications sector did not rebound last year. Concerns about increased competition on all fronts continue to worry investors. In addition to existing wireline and wireless competitors, the group faces renewed competition from cable companies in the form cable telephony. Although cable telephony is in the early stages of adoption, we believe its impact will likely lead to continued deflationary pressures in the sector. The traditional regional bell operating companies plan to compete more effectively by bundling services to consumers and cutting costs. Excess capacity in the industry may lead to further consolidation, particularly in the wireless sector. AT&T Wireless Services Inc., Verizon Communications Inc. and SBC Communications Inc. were three of the portfolio’s telecommunications holdings that underperformed last year. We at Salomon continue to hold each of these stocks in the portfolio based on their favorable valuation and strong cash flow.

In managing the portfolio, we have taken advantage of recent strength in the U.S. equity market to reduce selected positions as a result of increased valuations, particularly in the technology sector. Given our favorable view of the economy, we have added some additional cyclical exposure to the portfolio. We also continue to focus on high-quality stocks that lagged last year, which has led us to increase our weighting in consumer staples and health care, particularly the pharmaceutical stocks.

See explanation of symbols on A-26

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Comstock Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Comstock Portfolio returned 31.38%**, compared to 28.67%* for its benchmark, the S&P 500 Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Van Kampen investment management team assumed management of this portfolio on May 1, 2003.

Third quarter corporate earnings and economic data served as catalysts for strong performance from U.S. stocks in the final quarter of 2003. Favorable reports on manufacturing activity and consumer confidence were also positive factors. Relative to the S&P 500 Index, the portfolio was underweight in information technology stocks, which hampered performance during much of the period.

The portfolio’s overweight position in the energy sector relative to the S&P 500 Index included an emphasis on service companies. Although we at Van Kampen believe the energy sector could potentially lag if the stock market continues to advance, we believe these companies currently have attractive valuations.

A overweight position in the financials sector relative to the S&P 500 Index was beneficial for the portfolio in October, but modestly detrimental when financial stocks lagged in November. The portfolio also maintained an overweight position in pharmaceutical companies relative to the S&P 500 Index. There are some clouds affecting this industry, including the potential for increased government regulation, but we believe other concerns such as patent expirations and weak product pipelines might be working themselves out. We have focused on companies that we believe have promising product pipelines. We see pharmaceutical companies as attractively valued versus the broader market, despite potential difficulties for the industry.

Real Estate Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Real Estate Portfolio returned 37.52%**, compared to a 37.14%* return for its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. We at Van Kampen believe that real estate investment trusts (REITs) were able to achieve strong performance primarily due to continued strong funds flow to the sector from a number of constituents. Retail investors have been attracted to REITs primarily due to the absolute level of the dividend of these securities. In addition, the continuous inflows are likely part of the self-fulfilling reality that the group is performing strongly. In 2003, dedicated REIT mutual funds received more than $4.5 billion, their highest annual level of inflows and closed end funds that invest in common and preferred REIT shares raised an additional $4 billion. REIT shares also benefited from favorable funds flow from pension plans and endowments, which continue to implement a favorable shift to real estate and REITs in asset allocation models due to the historical diversification attributes and attractive returns. Aside from the dramatic favorable flows to the sector, the improvement in underlying real estate values partially supported the year’s improvement in share prices. Finally, the sector also benefited from continued optimism with regard to an economic recovery, which helped all stocks.

For the full year, among the major asset classes, retail was the big winner, office REITs modestly underperformed and apartments were the weakest sector. Within the retail sector, the mall sub-sector had the best performance and although the strip shopping centers sub-sector trailed the malls, they posted strong outperformance as well. Office REITs only modestly underperformed for the full year. The apartments were the worst performing sector. Among the smaller sectors, the hotels trailed for the year

See explanation of symbols on A-26

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

due to a very weak first quarter. The storage sector was about even with the index and health care REITs had the best performance, just beating out the mall sub-sector.

The portfolio’s outperformance versus its benchmark index this year was primarily a result of stock selection. While the bottom-up effects were positive across most sectors, the most significant contributions were generated in the office and hotel sectors. The prospects for the overall office sector are weak, yet we continued to find value among selected owners of central business district (CBD) office properties. We believe there was a significant disparity in pricing between CBD assets relative to suburban assets in the private markets, which was not reflected in the public market. In the lodging sector, we were rewarded for owning those companies that are owners of major urban hotel assets, that have superior balance sheets, and that are affiliated with a major brand. Despite this sector’s underperformance, our stock selection provided significant outperformance for the sector as a whole. Other favorable areas were the manufactured home sector and the mall sub-sector of retail. In manufactured homes, the portfolio held a large position in one company which was taken private at a healthy premium. The malls provided outperformance for the portfolio both due to the overweight stance and the bottom up stock selection, where we favor owners of the more dominant malls in the major metropolitan areas.

Detractions from performance were due to sector allocation. The portfolio was negatively impacted due to an overweight position relative to the benchmark index in the apartment sector. Although investors were disappointed that muted job growth did not improve the demand for apartments, we believed that lagging share prices and a strong investor market for apartment properties would cause the stocks to trade at attractive levels relative to underlying values. The portfolio was also negatively impacted by underweighting the strip center sub-sector of retail and the health care REITs. We believed that both sectors were trading at significant premiums to underlying real estate values. Investors appeared to be attracted to stocks in both sectors due to higher than average dividend yields.

Mid-Cap Growth Portfolio

Q. How did the portfolio perform over the year ended December 31, 2003?

A. For the year ended December 31, 2003, the Mid-Cap Growth Portfolio returned 30.39%**, compared to a 42.71%* return for its benchmark, the Russell Midcap Growth Index.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In 2003 a number of positive stimuli moved the market forward. The war in Iraq removed a significant geopolitical concern that had hung over the market for some time. The Bush Administration’s passage of tax cuts for income, capital gains, and dividends served to make equity investing more appealing. Low interest rates spurred record mortgage refinancing, robust home purchasing activity, debt restructuring, and balance sheet de-leveraging. Corporate earnings recovered after declines in 2001 and 2002, with results topping expectations for the first three quarters of 2003. Manufacturing activity, as reported by the Institute for Supply Management, rose to 66.2 as of December month-end. The advance resulted from an expansion in new orders and a boost in production, both of which point to industrial growth. The University of Michigan’s survey of consumer sentiment increased to a level of 92.6 during the year, suggesting that consumers are gaining confidence in the recovery, but are still waiting for labor market improvement. The year 2003 will also be remembered for the weak U.S. dollar and as a period during which cheaper, more speculative stocks rallied. Small-capitalization stocks performed best for the year, followed by mid- and large-capitalization stocks. Growth stocks outpaced value stocks in small- and mid-capitalization stocks.

On October 1st, management of the portfolio was transferred within the Van Kampen family to a Morgan Stanley Investment Management team led by Dennis Lynch and David Cohen.

The portfolio underperformed its benchmark index primarily due to stock selection. Sector allocations detracted from relative performance as well. Stock selection was weak in the financial services, health care, and technology sectors. The three industries within financial services that drove down performance were financial data processors, miscellaneous financials, and investment management companies. Investments in Fiserv Inc. and Sungard Data Systems Inc. were the main driver of underperformance within financial data processors. There are concerns as to whether data processing companies possess an ability to grow their businesses internally. An underweight in miscellaneous financials and T. Rowe Price Group Inc., an investment manager also hurt relative results. In the health care sector the drivers of underperformance were biotechnology, health care facilities, and health care services. The portfolio was underweight biotechnology companies versus the benchmark index and was negatively impacted by Trimeris Inc. and Millennium Pharmaceuticals Inc. Trimeris and its partner Roche Holding AG received FDA and European Union approval for Fuzeon, an HIV fusion inhibitor for late-stage HIV. Sales figures, however, have been lower than the original estimate. Millennium has been impacted by a lack of earnings visibility and uncertain news regarding product launches. The portfolio was underweight health care facilities versus the benchmark index and had poor timing on the investment in Laboratory Corporation of America Holdings Inc. The portfolio’s health care services industry holdings were adversely impacted by investments in Lincare Holdings Inc. and Express Scripts Inc. Both

See explanation of symbols on A-26

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

companies were affected by a proposal to decrease the Medicare drug reimbursement rates.

The three industries within technology that drove down performance were communications technology, computer technology, and semiconductors. The portfolio was underweight communications technology companies and was further impacted by poor timing on investments in Network Associates Inc. and Corning Inc., Network Appliance Inc. and SanDisk Corp. drove down computer technology performance. SanDisk is faced with lower flash memory prices. Within semiconductors, the portfolio was not invested in a number of lower quality companies that surged during the year.

Consumer discretionary was an area of strength for the portfolio. Strong stock selection of companies in industries such as retail, consumer electronics, and casinos & gambling helped relative results. Within retail, the portfolio was helped by positions such as Best Buy Co. Inc. and Tractor Supply Co. Consumer electronics was aided by Harman International Industries Inc. and Electronic Arts Inc. Harman International’s automotive infotainment business has been a driver of significant revenue growth. Lottery administrator GTECH Holdings Corp. benefited from acquisitions, new products, and strong lottery sales supporting the company’s earnings growth. GTECH has also provided favorable earnings guidance for the upcoming two years. Tractor Supply Co. is a chain of stores selling ranch and farm products. The company has seen excellent growth in same store sales and has an ambitious expansion plan.

In terms of sector allocation, an underweight position in consumer staples stocks relative to the benchmark index contributed to relative performance. Conversely, underweight positions in technology and utilities stocks detracted from relative performance, as did an overweight position in other energy stocks.

As we enter the second year of the recovery, we are encouraged by signs of continued economic strength globally. Corporate profits hit an all-time high in the third quarter of the year and negative earnings pre-announcements have been muted, which bode well for the fourth quarter earnings season. The flow of money into growth mutual funds has outpaced the flow into non-growth funds for the last four months. We continue to position the portfolio for recovery and emphasize high quality growth companies. It is our hope that quality will be rewarded in the coming year as investors rotate away from the more speculative stocks that drove the market in the early stages of the recovery.

Explanation of Symbols for Pacific Select Fund Performance Discussion

*	All indices are unmanaged. Sources for indices: Lipper Analytical Services, except the Lehman Brothers Global Real: U.S. TIPS Index (Lehman Brothers); Credit Suisse First Boston High Yield Index (Credit Suisse First Boston); and the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (Ibbottson).

**	The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield (Money Market Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND BLUE CHIP PORTFOLIO Schedule of Investments December 31, 2003
	Shares	Value

COMMON STOCKS - 94.78%

Autos & Transportation - 0.61%

Canadian National Railway Co (Canada)	106,000	$6,707,680

Consumer Discretionary - 16.04%

Apollo Group Inc ‘A’ *	183,000	12,444,000
Bed Bath & Beyond Inc *	238,000	10,317,300
Best Buy Co Inc	175,000	9,142,000
Carnival Corp	166,000	6,595,180
Clear Channel Communications Inc	131,000	6,134,730
eBay Inc *	105,000	6,781,950
International Game Technology Inc	200,000	7,140,000
McDonald’s Corp	224,000	5,561,920
Nike Inc ‘B’	86,000	5,887,560
Omnicom Group Inc	140,000	12,226,200
Staples Inc *	283,000	7,725,900
Target Corp	207,000	7,948,800
The Gap Inc	333,000	7,728,930
The Home Depot Inc	542,000	19,235,580
Viacom Inc ‘B’	414,000	18,373,320
Wal-Mart Stores Inc	550,000	29,177,500
Waste Management Inc	174,000	5,150,400

		177,571,270

Consumer Staples - 5.32%

Anheuser-Busch Cos Inc	105,000	5,531,400
Colgate-Palmolive Co	157,000	7,857,850
PepsiCo Inc	155,000	7,226,100
Procter & Gamble Co	214,000	21,374,320
Sysco Corp	264,000	9,828,720
The Coca-Cola Co	140,000	7,105,000

		58,923,390

Energy - 1.00%

ENSCO International Inc	193,000	5,243,810
Nabors Industries Ltd * (Barbados)	140,000	5,810,000

		11,053,810

Financial Services - 22.16%

American Express Co	315,000	15,192,450
American International Group Inc	329,000	21,806,120
Bank of America Corp	138,000	11,099,340
Citigroup Inc	841,000	40,822,140
Fannie Mae	152,000	11,409,120
Fifth Third Bancorp	130,000	7,683,000
First Data Corp	285,000	11,710,650
Fiserv Inc *	193,000	7,625,430
Franklin Resources Inc	121,000	6,299,260
H&R Block Inc	120,000	6,644,400
J.P. Morgan Chase & Co	505,000	18,548,650
MBNA Corp	319,000	7,927,150
Merrill Lynch & Co Inc	280,000	16,422,000
Morgan Stanley	278,000	16,087,860
Prudential Financial Inc	138,000	5,764,260
SLM Corp	203,000	7,649,040
The Goldman Sachs Group Inc	172,000	16,981,560
Wells Fargo & Co	264,000	15,546,960

		245,219,390

Health Care - 14.00%

Alcon Inc (Switzerland)	400	24,216
Allergan Inc	113,000	8,679,530
Amgen Inc *	306,000	18,910,800
Boston Scientific Corp *	485,000	17,828,600
Johnson & Johnson	206,000	10,641,960
Medtronic Inc	298,000	14,485,780
Pfizer Inc	825,000	29,147,250
St. Jude Medical Inc *	96,000	5,889,600
Teva Pharmaceutical Industries ADR (Israel)	132,000	7,485,720
UnitedHealth Group Inc	297,000	17,279,460
Wyeth	265,000	11,249,250
Zimmer Holdings Inc *	190,000	13,376,000

		154,998,166

Integrated Oils - 2.28%

Exxon Mobil Corp	615,000	25,215,000

Materials & Processing - 1.62%

Air Products & Chemicals Inc	120,000	6,339,600
Alcoa Inc	222,000	8,436,000
E.I. du Pont de Nemours & Co	69,000	3,166,410

		17,942,010

Multi-Industry - 4.38%

3M Co	78,000	6,632,340
General Electric Co	894,000	27,696,120
Schlumberger Ltd	157,000	8,591,040
Tyco International Ltd (Bermuda)	211,000	5,591,500

		48,511,000

Producer Durables - 4.85%

Applied Materials Inc *	466,000	10,461,700
Danaher Corp	73,000	6,697,750
KLA-Tencor Corp *	126,000	7,392,420
Lockheed Martin Corp	115,000	5,911,000
Novellus Systems Inc *	181,100	7,615,255
United Technologies Corp	165,000	15,637,050

		53,715,175

Technology - 19.47%

Analog Devices Inc	215,000	9,814,750
Cisco Systems Inc *	1,380,000	33,520,200
Computer Associates International Inc	231,000	6,315,540
Dell Inc *	508,000	17,251,680
EMC Corp MA *	829,000	10,710,680
Intel Corp	866,000	27,885,200
International Business Machines Corp	124,000	11,492,320
Linear Technology Corp	190,000	7,993,300
Microchip Technology Inc	266,000	8,873,760
Microsoft Corp	1,367,000	37,647,180
Oracle Corp *	874,000	11,536,800
Texas Instruments Inc	211,000	6,199,180
VERITAS Software Corp *	432,000	16,053,120
Xilinx Inc *	263,000	10,188,620

		215,482,330

Utilities - 3.05%

AT&T Wireless Services Inc *	388,000	3,100,120
Dominion Resources Inc VA	87,000	5,553,210
FPL Group Inc	83,000	5,429,860
SBC Communications Inc	216,000	5,631,120
The Southern Co	174,000	5,263,500
Vodafone Group PLC ADR (United Kingdom)	351,000	8,789,040

		33,766,850

Total Common Stocks (Cost $936,074,356)		1,049,106,071

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND BLUE CHIP PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 5.24%

U.S. Treasury Bill - 0.23%

1.000% due 03/18/04 **	$2,500,000	$2,495,603

Repurchase Agreement - 5.01%

State Street Bank and Trust Co 0.850% due 01/02/04 (Dated 12/31/03, repurchase price of $55,518,622; collateralized by Sallie Mae (U.S. Govt Agency Issue) 3.625% due 09/30/04 and market value $56,629,909)	55,516,000	55,516,000

Total Short-Term Investments (Cost $58,011,375)		58,011,603

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.02% (Cost $994,085,731)		1,107,117,674

	Shares

SECURITIES LENDING COLLATERAL - 0.46%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	5,040,239	5,040,239

Total Securities Lending Collateral (Cost $5,040,239)		5,040,239

TOTAL INVESTMENTS - 100.48% (Cost $999,125,970)		1,112,157,913

OTHER ASSETS & LIABILITIES, NET - (0.48%)		(5,277,299)

NET ASSETS - 100.00%		$1,106,880,614

Note to Schedule of Investments

(a) Securities with an approximate aggregate market value of $1,425,488 were segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	Number of Contracts	Unrealized Appreciation

S&P 500 (03/04)	80	$229,276

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

AGGRESSIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 95.97%

Autos & Transportation - 4.09%

C.H. Robinson Worldwide Inc	13,600	$515,576
Expeditors International of Washington Inc	14,340	540,044
Gentex Corp	26,800	1,183,488
Lear Corp	5,800	355,714
Sirva Inc *	12,200	238,388

		2,833,210

Consumer Discretionary - 30.21%

Aeropostale Inc *	8,400	230,328
Apollo Group Inc ‘A’ *	14,439	981,852
Arbitron Inc *	5,700	237,804
Bed Bath & Beyond Inc *	21,100	914,685
Belo Corp ‘A’	16,100	456,274
Best Buy Co Inc	20,400	1,065,696
CarMax Inc *	11,600	358,788
CDW Corp	23,550	1,360,248
Chico’s FAS Inc *	7,100	262,345
Corporate Executive Board Co *	12,800	597,376
CoStar Group Inc *	7,200	300,096
eBay Inc *	5,700	368,163
Electronic Arts Inc *	7,200	344,016
Entercom Communications Corp *	5,800	307,168
Fastenal Co	28,240	1,410,305
Fisher Scientific International Inc *	22,100	914,277
Fred’s Inc	11,400	353,172
Getty Images Inc *	15,500	777,015
Harman International Industries Inc	6,000	443,880
Iron Mountain Inc *	13,490	533,395
Lamar Advertising Co *	11,500	429,180
Marvel Enterprises Inc *	18,400	535,624
Moore Wallace Inc * (Canada)	22,100	413,933
Pacific Sunwear of California Inc *	11,750	248,160
Regis Corp	8,400	331,968
Robert Half International Inc *	34,500	805,230
Sonic Corp *	9,690	296,708
Staples Inc *	37,500	1,023,750
Starbucks Corp *	14,470	478,378
The Cheesecake Factory Inc *	5,900	259,777
The Men’s Wearhouse Inc *	15,000	375,150
The Pep Boys-Manny, Moe & Jack	5,700	130,359
Tractor Supply Co *	20,500	797,245
United Online Inc *	19,000	319,010
University of Phoenix Online *	5,000	344,650
Univision Communications Inc ‘A’ *	14,265	566,178
Westwood One Inc *	14,400	492,624
Williams-Sonoma Inc *	25,040	870,641

		20,935,448

Energy - 7.41%

Cooper Cameron Corp *	12,700	591,820
ENSCO International Inc	28,600	777,062
Nabors Industries Ltd * (Barbados)	19,900	825,850
National-Oilwell Inc *	20,860	466,429
Newfield Exploration Co *	11,700	521,118
Patterson-UTI Energy Inc *	29,340	965,873
Smith International Inc *	12,600	523,152
XTO Energy Inc	16,500	466,950

		5,138,254

Financial Services - 18.89%

Affiliated Computer Services Inc ‘A’ *	14,600	795,116
Alliance Data Systems Corp *	35,000	968,800
CheckFree Corp *	14,700	406,455
Chicago Mercantile Exchange Inc	7,200	520,992
Doral Financial Corp	9,150	295,362
DST Systems Inc *	5,900	246,384
Fair Isaac Corp	3,100	152,396
Fiserv Inc *	37,500	1,481,625
HCC Insurance Holdings Inc	8,340	265,212
Investors Financial Services Corp	35,440	1,361,250
Legg Mason Inc	11,900	918,442
Lehman Brothers Holdings Inc	15,900	1,227,798
Moody’s Corp	9,500	575,225
New York Community Bancorp Inc	11,000	418,550
Paychex Inc	19,300	717,960
Radian Group Inc	5,900	287,625
Southwest Bancorp of Texas Inc	8,190	318,182
SunGard Data Systems Inc *	29,010	803,867
T. Rowe Price Group Inc	17,000	805,970
TCF Financial Corp	3,200	164,320
The Bear Stearns Cos Inc	4,500	359,775

		13,091,306

Health Care - 14.64%

Biomet Inc	14,500	527,945
Caremark Rx Inc *	29,700	752,301
Cooper Cos Inc	10,800	509,004
Express Scripts Inc *	7,560	502,211
Health Management Associates Inc ‘A’	29,500	708,000
Invitrogen Corp *	5,900	413,000
Medicis Pharmaceutical Corp ‘A’	14,400	1,026,720
Omnicare Inc	28,900	1,167,271
Patterson Dental Co *	5,900	378,544
ResMed Inc *	30,800	1,279,432
St. Jude Medical Inc *	11,500	705,525
Taro Pharmaceuticals Industries Ltd * (Israel)	5,400	348,300
Varian Medical Systems Inc *	8,600	594,260
Zimmer Holdings Inc *	17,500	1,232,000

		10,144,513

Materials & Processing - 1.95%

Jacobs Engineering Group Inc *	18,400	883,384
The Valspar Corp	9,500	469,490

		1,352,874

Multi-Industry - 0.64%

Eaton Corp	4,100	442,718

Producer Durables - 4.21%

AGCO Corp *	18,000	362,520
Danaher Corp	17,100	1,568,925
Plantronics Inc *	14,800	483,220
Polycom Inc *	7,400	144,448
Waters Corp *	10,900	361,444

		2,920,557

Technology - 13.93%

Adobe Systems Inc	8,400	330,120
Altera Corp *	26,100	592,470
AMIS Holdings Inc *	18,900	345,492
Avocent Corp *	16,300	595,276
Broadcom Corp ‘A’ *	9,900	337,491
CACI International Inc ‘A’ *	13,000	632,060
Cognos Inc * (Canada)	15,900	486,858
Comverse Technology Inc *	39,900	701,841
Electronics for Imaging Inc *	11,500	299,230
Intersil Corp ‘A’	14,400	357,840
L-3 Communications Holdings Inc *	3,800	195,168
Linear Technology Corp	17,500	736,225
Marvell Technology Group Ltd * (Bermuda)	8,900	337,577
Mercury Interactive Corp *	7,300	355,072
Microchip Technology Inc	17,290	576,794
National Instruments Corp	7,200	327,384

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

AGGRESSIVE GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
PeopleSoft Inc *	16,200	$369,360
QLogic Corp *	5,800	299,280
Rockwell Automation Inc	13,400	477,040
Symantec Corp *	11,200	388,080
UTStarcom Inc *	24,580	911,181

		9,651,839

Total Common Stocks (Cost $54,579,427)		66,510,719

	Principal Amount

SHORT-TERM INVESTMENT - 4.13%

Repurchase Agreement - 4.13%

State Street Bank and Trust Co 0.850% due 01/02/04 (Dated 12/31/03, repurchase price of $2,859,135; collateralized by Federal Home Loan Bank 4.000% due 02/15/05 and market value $2,918,434)	$2,859,000	2,859,000

Total Short-Term Investment (Cost $2,859,000)		2,859,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 100.10% (Cost $57,438,427)		69,369,719

	Shares

SECURITIES LENDING COLLATERAL - 11.27%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	7,813,052	7,813,052

Total Securities Lending Collateral (Cost $7,813,052)		7,813,052

TOTAL INVESTMENTS - 111.37% (Cost $65,251,479)		77,182,771

OTHER ASSETS & LIABILITIES, NET - (11.37%)		(7,877,227)

NET ASSETS - 100.00%		$69,305,544

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND DIVERSIFIED RESEARCH PORTFOLIO Schedule of Investments December 31, 2003

	Shares	Value

COMMON STOCKS - 95.38%

Autos & Transportation - 0.89%

Navistar International Corp *	42,700	$2,044,903
Union Pacific Corp	21,871	1,519,597

		3,564,500

Consumer Discretionary - 11.96%

Amazon.com Inc *	34,100	1,795,024
AutoNation Inc *	146,500	2,691,205
Carnival Corp	32,600	1,295,198
Costco Wholesale Corp *	82,300	3,059,914
Entercom Communications Corp *	15,800	836,768
Fox Entertainment Group Inc ‘A’ *	58,800	1,714,020
Hughes Electronics Corp *	155,835	2,579,066
InterActiveCorp *	197,400	6,697,782
Kimberly-Clark Corp	29,000	1,713,610
Knight-Ridder Inc	10,800	835,596
Lowe’s Cos Inc	76,300	4,226,257
McDonald’s Corp	43,000	1,067,690
Monster Worldwide Inc *	33,800	742,248
Radio One Inc ‘D’ *	55,100	1,063,430
RadioShack Corp	99,900	3,064,932
Robert Half International Inc *	41,700	973,278
Sabre Holdings Corp	94,700	2,044,573
Starwood Hotels & Resorts Worldwide Inc	28,800	1,035,936
The Interpublic Group of Cos Inc *	66,000	1,029,600
The News Corp Ltd ADR (Australia)	17,430	527,247
Time Warner Inc *	300,250	5,401,498
Vivendi Universal SA ADR * (France)	28,500	691,980
Williams-Sonoma Inc *	81,900	2,847,663

		47,934,515

Consumer Staples - 6.06%

Altria Group Inc	49,100	2,672,022
Anheuser-Busch Cos Inc	51,800	2,728,824
Campbell Soup Co	210,100	5,630,680
Kraft Foods Inc ‘A’	46,400	1,495,008
Pepsi Bottling Group Inc	114,300	2,763,774
PepsiCo Inc	152,300	7,100,226
Procter & Gamble Co	18,800	1,877,744

		24,268,278

Energy - 3.34%

Baker Hughes Inc	101,400	3,261,024
BJ Services Co *	74,000	2,656,600
Devon Energy Corp	12,700	727,202
Equitable Resources Inc	24,700	1,060,124
Weatherford International Ltd * (Bermuda)	81,500	2,934,000
Williams Cos Inc	281,600	2,765,312

		13,404,262

Financial Services - 17.96%

Affiliated Computer Services Inc ‘A’ *	71,300	3,882,998
American International Group Inc	49,050	3,251,034
AmeriCredit Corp *	71,800	1,143,774
Bank One Corp	166,600	7,595,294
CheckFree Corp *	40,800	1,128,120
Chubb Corp	31,400	2,138,340
CIGNA Corp	23,100	1,328,250
Cincinnati Financial Corp	42,700	1,788,276
Everest Re Group Ltd (Barbados)	7,300	617,580
FleetBoston Financial Corp	72,400	3,160,260
General Growth Properties Inc	47,700	1,323,675
Golden West Financial Corp	37,600	3,879,944
SLM Corp	471,800	17,777,424
State Street Corp	36,400	1,895,712
The Hartford Financial Services Group Inc	53,500	3,158,105
The PMI Group Inc	110,800	4,125,084
Washington Mutual Inc	158,900	6,375,068
Wells Fargo & Co	86,700	5,105,763
XL Capital Ltd ‘A’ (Bermuda)	29,400	2,279,970

		71,954,671

Health Care - 17.08%

Allergan Inc	144,400	11,091,364
Amgen Inc *	54,800	3,386,640
AstraZeneca PLC ADR (United Kingdom)	374,600	18,123,148
Becton Dickinson & Co	33,200	1,365,848
Biogen Idec Inc *	19,015	699,372
Forest Laboratories Inc *	297,000	18,354,600
Guidant Corp	33,300	2,004,660
HCA Inc	50,400	2,165,184
Lincare Holdings Inc *	91,100	2,735,733
PacifiCare Health Systems Inc *	17,400	1,176,240
Pfizer Inc	180,700	6,384,131
Triad Hospitals Inc *	28,000	931,560

		68,418,480

Integrated Oils - 4.16%

ChevronTexaco Corp	22,900	1,978,331
Exxon Mobil Corp	144,800	5,936,800
Royal Dutch Petroleum Co ‘NY’ (Netherlands)	66,100	3,462,979
Transocean Inc *	47,900	1,150,079
Unocal Corp	112,100	4,128,643

		16,656,832

Materials & Processing - 5.87%

Air Products & Chemicals Inc	93,500	4,939,605
American Standard Cos Inc *	57,500	5,790,250
Boise Cascade Corp	20,800	683,488
E.I. du Pont de Nemours & Co	99,050	4,545,404
Fluor Corp	91,300	3,619,132
International Paper Co	57,800	2,491,758
Newmont Mining Corp	29,600	1,438,856

		23,508,493

Multi-Industry - 4.49%

General Electric Co	298,900	9,259,922
Schlumberger Ltd	90,800	4,968,576
Siemens AG ADR (Germany)	28,300	2,262,302
Tyco International Ltd (Bermuda)	56,400	1,494,600

		17,985,400

Producer Durables - 6.33%

Agilent Technologies Inc *	47,900	1,400,596
Applied Materials Inc *	129,400	2,905,030
Emerson Electric Co	50,200	3,250,450
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	85,100	5,776,588
KLA-Tencor Corp *	28,100	1,648,627
Lam Research Corp *	56,200	1,815,260
Lexmark International Inc *	17,800	1,399,792
Northrop Grumman Corp	23,100	2,208,360
Polycom Inc *	81,400	1,588,928
Teradyne Inc *	29,700	755,865
United Technologies Corp	27,500	2,606,175

		25,355,671

Technology - 9.48%

Altera Corp *	25,000	567,500
Apple Computer Inc *	18,300	391,071
Applera Corp-Applied Biosystems Group	135,800	2,812,418
Applied Micro Circuits Corp *	64,000	382,720
ASML Holding NV ‘NY’ * (Netherlands)	18,600	372,930
Avnet Inc *	92,700	2,007,882
Cadence Design Systems Inc *	62,000	1,114,760
Cisco Systems Inc *	168,000	4,080,720

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

DIVERSIFIED RESEARCH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

Intel Corp	75,350	$2,426,270
International Business Machines Corp	8,000	741,440
JDS Uniphase Corp *	302,700	1,104,855
Microsoft Corp	303,500	8,358,390
Network Associates Inc *	41,400	622,656
PeopleSoft Inc *	163,800	3,734,640
QUALCOMM Inc	68,100	3,672,633
Raytheon Co	32,200	967,288
SAP AG ADR (Germany)	73,700	3,062,972
Seagate Technology * (Cayman)	29,200	551,880
Sun Microsystems Inc *	227,500	1,021,475

		37,994,500

Utilities - 7.76%

American Electric Power Co Inc	60,300	1,839,753
AT&T Corp	80,120	1,626,436
Cablevision Systems Corp NY ‘A’ *	177,309	4,147,258
Cox Communications Inc ‘A’ *	47,000	1,619,150
FirstEnergy Corp	29,150	1,026,080
Kinder Morgan Inc	27	1,596
Kinder Morgan Management LLC *	84,875	3,646,230
NiSource Inc	127,600	2,799,544
Sprint Corp-FON Group	220,400	3,618,968
Sprint Corp-PCS Group *	696,400	3,913,768
The AES Corp *	480,400	4,534,976
Verizon Communications Inc	66,000	2,315,280

		31,089,039

Total Common Stocks (Cost $335,786,644)		382,134,641

	Principal Amount

SHORT-TERM INVESTMENT - 4.46%

Repurchase Agreement - 4.46%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $17,858,595; collateralized by U.S. Treasury Bill 1.010% due 05/27/04 and market value $433,369; and U.S Treasury Notes 2.000% due 11/30/04 and market value $17,789,106)	$17,858,000	17,858,000

Total Short-Term Investment (Cost $17,858,000)		17,858,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.84% (Cost $353,644,644)		399,992,641

	Shares

SECURITIES LENDING COLLATERAL - 7.51%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	30,068,810	30,068,810

Total Securities Lending Collateral (Cost $30,068,810)		30,068,810

TOTAL INVESTMENTS - 107.35% (Cost $383,713,454)		430,061,451

OTHER ASSETS & LIABILITIES, NET - (7.35%)		(29,430,966)

NET ASSETS - 100.00%		$400,630,485

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 95.36%

Autos & Transportation - 3.94%

Alaska Air Group Inc *	174,900	$4,773,021
Aviall Inc *	6,300	97,713
Bandag Inc	41,000	1,689,200
BorgWarner Inc	14,800	1,259,036
Central Freight Lines Inc *	29,600	525,400
Delta Air Lines Inc	133,200	1,573,092
Kansas City Southern *	263,700	3,776,184
Kirby Corp *	18,000	627,840
Oshkosh Truck Corp	28,200	1,439,046
Overnite Corp *	27,500	625,625
Pinnacle Airlines Corp *	185,500	2,576,595
Polaris Industries Inc	43,200	3,826,656
SCS Transportation Inc *	24,200	425,436
U.S. Xpress Enterprises Inc ‘A’ *	77,100	944,475

		24,159,319

Consumer Discretionary - 20.98%

ADVO Inc	140,650	4,467,044
Alloy Inc *	262,800	1,369,188
American Eagle Outfitters Inc *	72,138	1,183,063
American Greetings Corp ‘A’ *	53,300	1,165,671
AMN Healthcare Services Inc *	137,069	2,352,104
ANC Rental Corp *	301,200	30
Arbitron Inc *	109,900	4,585,028
Borders Group Inc *	87,400	1,915,808
California Pizza Kitchen Inc *	223,800	4,505,094
CEC Entertainment Inc *	96,000	4,549,440
Christopher & Banks Corp	73,500	1,435,455
Citadel Broadcasting Corp *	47,000	1,051,390
CNET Networks Inc *	89,000	606,980
CoStar Group Inc *	110,700	4,613,976
Cumulus Media Inc ‘A’ *	68,300	1,502,600
DeVry Inc *	54,000	1,357,020
EarthLink Inc *	100,300	1,003,000
Emmis Communications Corp ‘A’ *	142,800	3,862,740
Entercom Communications Corp *	49,800	2,637,408
Entravision Communications Corp ‘A’ *	150,000	1,665,000
Fairmont Hotels & Resorts Inc (Canada)	101,900	2,765,566
Four Seasons Hotels Inc (Canada)	43,100	2,204,565
Furniture Brands International Inc	223,900	6,566,987
Gaiam Inc *	102,700	611,065
Galyans Trading Co Inc *	22,800	274,512
Genesco Inc *	41,200	623,356
Heska Corp *	125,000	287,375
InfoSpace Inc *	40,800	940,440
Insight Communications Co Inc *	441,000	4,546,710
International Speedway Corp ‘A’	39,700	1,773,002
Landry’s Restaurants Inc	88,600	2,278,792
Libbey Inc	118,300	3,369,184
Lithia Motors Inc ‘A’	94,800	2,389,908
LoJack Corp *	150,000	1,209,000
Orbitz Inc ‘A’ *	19,100	443,120
Orient-Express Hotels Ltd ‘A’ (Bermuda)	88,600	1,455,698
P.F. Chang’s China Bistro Inc *	80,000	4,070,400
Petco Animal Supplies Inc *	166,400	5,066,880
Pixar Inc *	16,900	1,171,001
ProQuest Co *	72,500	2,135,125
Radio One Inc ‘A’ *	92,700	1,812,285
Radio One Inc ‘D’ *	238,000	4,593,400
Regent Communications Inc *	97,200	617,220
Resources Connection Inc *	55,600	1,518,436
Ruby Tuesday Inc	172,600	4,917,374
School Specialty Inc *	76,700	2,608,567
Speedway Motorsports Inc	115,300	3,334,476
Steiner Leisure Ltd * (Bahamas)	124,900	1,786,070
The Advisory Board Co *	38,000	1,326,580
The J. Jill Group Inc *	101,400	1,288,794
The Reader’s Digest Association Inc	280,100	4,106,266
The Warnaco Group Inc *	218,100	3,478,695
Ultimate Electronics Inc *	93,000	709,590
WESCO International Inc *	155,000	1,371,750
West Corp *	150,400	3,493,792
Young Broadcasting Inc ‘A’ *	77,000	1,543,080

		128,517,100

Consumer Staples - 2.68%

Adolph Coors Co ‘B’	32,200	1,806,420
Del Monte Foods Co *	637,800	6,633,120
International Multifoods Corp *	148,400	2,671,200
Performance Food Group Co *	52,900	1,913,393
Robert Mondavi Corp ‘A’*	17,400	675,816
Tootsie Roll Industries Inc	75,774	2,727,864

		16,427,813

Energy - 2.97%

Cabot Oil & Gas Corp	44,400	1,303,140
Helmerich & Payne Inc	121,800	3,401,874
Hydril Co *	215,800	5,164,094
Key Energy Services Inc *	92,600	954,706
Newpark Resources Inc *	242,600	1,162,054
Noble Energy Inc	26,800	1,190,724
Patterson-UTI Energy Inc *	23,900	786,788
Premcor Inc *	64,000	1,664,000
Spinnaker Exploration Co *	80,000	2,581,600

		18,208,980

Financial Services - 17.39%

American Capital Strategies Ltd	163,100	4,848,963
American Financial Realty Trust	69,300	1,181,565
AmeriCredit Corp *	569,200	9,067,356
Annaly Mortgage Management Inc	366,000	6,734,400
Anthracite Capital Inc	400,400	4,432,428
BOK Financial Corp *	136,971	5,303,517
Cathay General Bancorp	26,300	1,464,384
Citizens Banking Corp MI	175,000	5,726,000
Community First Bankshares Inc	120,000	3,472,800
Credit Acceptance Corp *	49,300	754,290
Cullen/Frost Bankers Inc	48,600	1,971,702
Digital Insight Corp *	82,700	2,059,230
Endurance Specialty Holdings Ltd (Bermuda)	45,400	1,523,170
Fidelity Bankshares Inc	28,847	905,796
First Community Bancorp CA	9,000	325,260
First Midwest Bancorp Inc IL	137,500	4,456,375
Franklin Bank Corp TX *	15,000	285,000
Greater Bay Bancorp	73,900	2,104,672
Harbor Florida Bancshares Inc	32,000	950,720
IndyMac Bancorp Inc	267,000	7,953,930
Luminent Mortgage Capital Inc	40,000	564,000
Max Re Capital Ltd (Bermuda)	75,000	1,683,000
Medallion Financial Corp	160,000	1,518,400
MeriStar Hospitality Corp *	343,400	2,235,534
MFA Mortgage Investments Inc	238,000	2,320,500
National Financial Partners Corp	41,500	1,143,325
Pan Pacific Retail Properties Inc	43,900	2,091,835
Philadelphia Consolidated Holding Corp *	43,400	2,119,222
Provident Bankshares Corp	113,770	3,349,389
San Juan Basin Royalty Trust	110,000	2,385,900
SL Green Realty Corp	149,400	6,132,870
Sterling Bancshares Inc TX	4,800	63,984
The First American Corp	173,500	5,165,095
The South Financial Group Inc	7,000	195,020
Umpqua Holdings Corp	143,300	2,979,207
W.R. Berkley Corp	201,975	7,059,026

		106,527,865

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

Health Care - 8.75%

ACLARA BioSciences Inc *	189,100	$690,215
American Pharmaceutical Partners Inc *	52,050	1,748,880
Amylin Pharmaceuticals Inc *	261,100	5,801,642
Antigenics Inc *	8,100	91,692
AtheroGenics Inc *	296,600	4,434,170
ChromaVision Medical Systems Inc *	435,500	1,389,245
Conceptus Inc *	128,400	1,363,608
CTI Molecular Imaging Inc *	398,200	6,733,562
Diversa Corp *	84,400	780,700
ILEX Oncology Inc *	105,700	2,246,125
Illumina Inc *	312,600	2,203,830
Kendle International Inc *	29,700	188,298
Lexicon Genetics Inc TX *	151,000	889,390
LifePoint Hospitals Inc *	125,400	3,693,030
NPS Pharmaceuticals Inc *	36,900	1,134,306
Protein Design Labs Inc *	250,800	4,489,320
Qiagen NV * (Netherlands)	242,000	2,894,320
Tanox Inc *	93,100	1,382,535
Trimeris Inc *	116,400	2,442,072
Vicuron Pharmaceuticals Inc *	233,900	4,362,235
Wright Medical Group Inc *	152,400	4,639,056

		53,598,231

Materials & Processing - 10.02%

AptarGroup Inc	186,600	7,277,400
Boise Cascade Corp	99,495	3,269,397
Corn Products International Inc	121,700	4,192,565
Ferro Corp	288,200	7,841,922
Glatfelter	251,800	3,134,910
Lubrizol Corp	69,900	2,273,148
Methanex Corp (Canada)	1,030,800	11,575,884
Packaging Corp of America	144,600	3,160,956
The Scotts Co ‘A’ *	137,300	8,122,668
Trammell Crow Co *	203,600	2,697,700
Wilson Greatbatch Technologies Inc *	185,900	7,857,993

		61,404,543

Producer Durables - 15.73%

Actuant Corp ‘A’ *	108,800	3,938,560
Advanced Energy Industries Inc *	227,500	5,926,375
American Tower Corp ‘A’ *	155,000	1,677,100
Beazer Homes USA Inc	38,700	3,779,442
Cable Design Technologies Corp *	170,000	1,528,300
Columbus McKinnon Corp NY *	156,200	1,351,130
Credence Systems Corp *	507,300	6,676,068
Cummins Inc	66,200	3,239,828
Cymer Inc *	228,600	10,559,034
Donaldson Co Inc	43,200	2,555,712
Electro Scientific Industries Inc *	220,100	5,238,380
EMCORE Corp *	387,000	1,822,770
FEI Co *	278,800	6,273,000
Gardner Denver Inc *	1,100	26,257
Helix Technology Corp	117,700	2,422,266
Kulicke & Soffa Industries Inc *	417,400	6,002,212
LTX Corp *	576,300	8,661,789
MKS Instruments Inc *	78,300	2,270,700
Moog Inc ‘A’ *	30,600	1,511,640
Orbital Sciences Corp *	309,300	3,717,786
Pentair Inc	20,500	936,850
Polycom Inc *	130,900	2,555,168
Power-One Inc *	461,900	5,002,377
Rudolph Technologies Inc *	61,900	1,519,026
Veeco Instruments Inc *	252,900	7,131,780
Zygo Corp *	4,900	80,801

		96,404,351

Technology - 9.01%

AMIS Holdings Inc *	46,400	848,192
Ariba Inc *	450,600	1,351,800
ASM International NV * (Netherlands)	242,300	4,904,152
Aspect Communications Corp *	45,400	715,504
Callidus Software Inc *	11,100	196,359
Exar Corp *	106,000	1,810,480
FormFactor Inc *	58,900	1,166,220
Gateway Inc *	1,074,600	4,943,160
Intergraph Corp *	34,000	813,280
iPass Inc *	79,100	1,267,973
Ixia *	272,300	3,185,910
MatrixOne Inc *	596,800	3,676,288
National Instruments Corp	25,600	1,164,032
NETGEAR Inc *	142,200	2,273,778
NetIQ Corp *	84,000	1,113,000
NetScreen Technologies Inc *	167,500	4,145,625
Newport Corp *	98,500	1,628,205
Novell Inc *	458,000	4,818,160
Overland Storage Inc *	140,800	2,647,040
Pinnacle Systems Inc *	216,200	1,844,186
Power Integrations Inc *	120,400	4,028,584
Quest Software Inc *	77,300	1,097,660
Sigmatel Inc *	18,800	463,984
SYNNEX Corp *	82,700	1,137,952
The SCO Group Inc *	99,600	1,693,200
TranSwitch Corp *	995,900	2,290,570

		55,225,294

Utilities - 3.89%

Allegheny Energy Inc *	302,300	3,857,348
Cincinnati Bell Inc *	208,600	1,053,430
CMS Energy Corp *	444,300	3,785,436
Commonwealth Telephone Enterprises Inc *	25,100	947,525
Energen Corp	65,300	2,679,259
Mediacom Communications Corp *	492,500	4,269,975
New Jersey Resources Corp	34,950	1,345,925
South Jersey Industries Inc	75,700	3,065,850
Southwest Gas Corp	125,500	2,817,475

		23,822,223

Total Common Stocks (Cost $535,709,123)		584,295,719

	Principal Amount

SHORT-TERM INVESTMENT - 4.57%

U.S. Government Agency Issue - 4.57%

Federal Home Loan Bank 0.750% due 01/02/04	$28,025,000	28,024,416

Total Short-Term Investment (Cost $28,024,416)		28,024,416

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.93% (Cost $563,733,539)		612,320,135

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

SECURITIES LENDING COLLATERAL - 24.68%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	151,217,409	$151,217,409

Total Securities Lending Collateral (Cost $151,217,409)		151,217,409

TOTAL INVESTMENTS - 124.61% (Cost $714,950,948)		763,537,544

OTHER ASSETS & LIABILITIES, NET - (24.61%)		(150,797,842)

NET ASSETS - 100.00%		$612,739,702

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND INTERNATIONAL LARGE-CAP PORTFOLIO Schedule of Investments December 31, 2003
	Shares	Value

COMMON STOCKS - 96.05%

Australia - 3.03%

QBE Insurance Group Ltd	2,870,300	$22,908,641
The News Corp Ltd	1,147,101	10,355,880

		33,264,521

Austria - 1.28%

Erste Bank Oesterreichischen Sparkassen AG	113,610	14,023,712

Bermuda - 1.14%

ACE Ltd	302,610	12,534,106

Brazil - 1.19%

Aracruz Celulose SA ADR	5,850	204,984
Cia Vale do Rio Doce ADR *	219,470	12,838,995

		13,043,979

Canada - 5.17%

BCE Inc	803,500	17,968,159
Canadian National Railway Co	204,800	12,959,744
Canadian Natural Resources Ltd	235,900	11,932,358
EnCana Corp (TSX)	175,400	6,921,809
Talisman Energy Inc	124,200	7,065,566

		56,847,636

Denmark - 0.02%

Danske Bank AS	11,580	271,367

France - 17.41%

Air Liquide	146,200	25,788,657
AXA	860,620	18,401,219
BNP Paribas	3,570	224,541
Carrefour SA	230,300	12,628,046
Credit Agricole SA	656,682	15,662,426
France Telecom SA *	604,870	17,269,321
L’Oreal SA	160,500	13,144,428
Sanofi-Synthelabo SA	295,930	22,259,563
Schneider Electric SA	239,200	15,641,624
Societe Television Francaise 1	258,400	9,011,807
Total SA	182,035	33,806,927
Veolia Environnement	277,900	7,457,984

		191,296,543

Germany - 2.57%

Bayerische Motoren Werke AG	388,510	18,087,142
Schering AG	202,000	10,221,118

		28,308,260

Hong Kong - 0.99%

Esprit Holdings Ltd	3,267,000	10,877,727

Hungary - 0.96%

OTP Bank RT GDR *	409,130	10,555,554

Ireland - 1.98%

Anglo Irish Bank Corp PLC	9,397	148,826
DEPFA Bank PLC	108,120	13,581,712
Irish Life & Permanent PLC	495,200	7,986,269

		21,716,807

Italy - 0.99%

Riunione Adriatica di Sicurta SPA	641,900	10,918,286

Japan - 12.05%

Bridgestone Corp	664,000	8,931,012
Canon Inc	399,000	18,584,123
Chugai Pharmaceutical Co Ltd	1,226,490	17,641,491
Citizen Electronics Co Ltd	1,900	172,913
Citizen Watch Co Ltd	568,000	5,222,196
Fuji Television Network Inc	981	5,310,870
Honda Motor Co Ltd	367,300	16,319,111
KDDI Corp	2,544	14,579,885
Seiko Epson Corp	210,100	9,805,386
Stanley Electric Co Ltd	12,100	234,354
Tamron Co Ltd	3,000	151,211
Tokyo Broadcasting System Inc	505,700	8,057,403
Tokyo Gas Co Ltd	3,677,000	13,110,692
Yamaha Corp	725,900	14,262,561

		132,383,208

Mexico - 0.01%

America Movil SA de CV ‘L’ ADR	3,750	102,525

Netherlands - 4.13%

ABN Amro Holding NV	6,540	152,858
Aegon NV	1	11
Koninklijke KPN NV *	21,360	164,705
Reed Elsevier NV	2,496,300	30,980,350
STMicroelectronics NV	512,300	13,877,656
STMicroelectronics NV ‘NY’	2,940	79,409
VNU NV	5,770	182,114

		45,437,103

Norway - 0.93%

DnB NOR ASA	1,536,400	10,233,448

Singapore - 2.67%

DBS Group Holdings Ltd	1,004,000	8,690,337
Singapore Telecommunications Ltd	12,806,000	14,779,344
United Overseas Bank Ltd	754,000	5,860,449

		29,330,130

South Korea - 1.66%

KT Corp ADR	3,190	60,833
Samsung Electronics Co Ltd	30,400	11,506,840
Samsung SDI Co Ltd	56,300	6,638,817

		18,206,490

Spain - 3.12%

Antena 3 Television SA *	1	16
Iberdrola SA	587,400	11,597,283
Telefonica SA	1,551,374	22,752,169

		34,349,468

Sweden - 2.10%

Atlas Copco AB ‘A’	4,370	156,445
Hennes & Mauritz AB ‘B’	962,210	22,875,363

		23,031,808

Switzerland - 11.03%

Credit Suisse Group	382,760	13,998,133
Nestle SA	63,779	15,927,997
Novartis AG	665,920	30,220,163
Roche Holding AG	168,440	16,982,858
Straumann Holding AG	35,750	5,489,776
Syngenta AG	130,710	8,799,922
Synthes-Stratec Inc	10,205	10,095,304
UBS AG	287,916	19,709,436

		121,223,589

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

Taiwan - 0.00%

Taiwan Semiconductor Manufacturing Co Ltd ADR *	1	$7

United Kingdom - 21.62%

AMVESCAP PLC	1,381,500	10,005,990
Anglo American PLC	17,730	382,003
AstraZeneca PLC (FTSE)	410,020	19,615,097
Aviva PLC	25,960	227,181
Barclays PLC	30,340	269,844
BG Group PLC	41,670	213,293
BHP Billiton PLC	17,600	153,314
BOC Group PLC	903,300	13,762,146
BP PLC	1,415,900	11,449,365
BP PLC ADR	13,600	671,160
British Sky Broadcasting PLC *	1,148,680	14,414,680
Capital Radio PLC	337,000	2,827,342
Diageo PLC	1,333,983	17,502,024
GlaxoSmithKline PLC	446,700	10,206,493
Granada PLC	7,934,100	17,278,583
Johnston Press PLC	17,448	145,060
Kingfisher PLC	2,880,485	14,319,946
NEXT PLC	454,660	9,114,170
Old Mutual PLC (FTSE)	63,900	104,940
Reckitt Benckiser PLC	1,393,915	31,450,966
Reed Elsevier PLC	25,840	215,522
Royal Bank of Scotland Group PLC	541,158	15,900,273
Vodafone Group PLC	13,371,300	33,057,808
Vodafone Group PLC ADR	3,637	91,071
William Hill PLC	1,843,030	14,047,885
Yell Group PLC	25,530	138,997

		237,565,153

Total Common Stocks (Cost $995,180,057)		1,055,521,427

	Notional Amount

PURCHASED CALL OPTION - 0.00%

Bidvest Group Ltd (JSE) Strike @ 60.00 Exp. 12/08/06 178 Contracts	ZAR 178	117

Total Purchased Call Option (Cost $0)		117

	Principal Amount

SHORT-TERM INVESTMENT - 3.57%

Repurchase Agreement - 3.57%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $39,292,310; collateralized by U.S. Treasury Notes 1.625% due 01/31/05 and market value $38,756,054; and 3.375% due 04/30/04 and market value $1,328,590)	$39,291,000	39,291,000

Total Short-Term Investment (Cost $39,291,000)		39,291,000

TOTAL INVESTMENTS - 99.62% (Cost $1,034,471,057)		1,094,812,544

OTHER ASSETS & LIABILITIES, NET - 0.38%		4,136,958

NET ASSETS - 100.00%		$1,098,949,502

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2003, were as follows:

Contracts to Buy	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation

Buy	CHF	5,229,538	01/04	$159,343

(b) Principal amount denoted in the indicated currency:

CHF - Swiss Franc ZAR - South African Rand

(c) At December 31, 2003, the portfolio's equity securities were diversified as a percentage of net assets as follows:

Financial Services	19.33%
Consumer Discretionary	17.14%
Utilities	13.24%
Health Care	12.99%
Consumer Staples	7.05%
Integrated Oils	6.56%
Materials & Processing	5.65%
Technology	5.50%
Autos & Transportation	5.12%
Multi-Industry	2.00%
Producer Durables	1.47%

Total Equity Securities	96.05%

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2003

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 38.35%

Collateralized Mortgage Obligations - 17.12%

Bank of America Mortgage Securities
4.350% due 06/25/33 “ ++	$2,321,266	$2,327,526
4.419% due 09/25/33 “ ++	6,700,686	6,739,696
CS First Boston Mortgage Securities Corp 6.000% due 01/25/33 “	2,523,021	2,564,973
Fannie Mae
5.500% due 04/25/16 “	4,267,510	4,362,149
6.500% due 08/25/08 “	3,555,000	3,869,796
6.750% due 11/25/22 “	2,179,759	2,210,606
8.000% due 10/25/19 “	2,146,517	2,197,808
Freddie Mac
5.000% due 10/15/14 “	10,000,000	10,281,688
5.500% due 03/15/14 “	9,344,271	9,798,541
6.000% due 12/15/08 “	3,701,640	3,839,119
6.000% due 07/15/15 “	6,000,000	6,152,215
6.000% due 06/15/25 “	2,457,882	2,468,301
6.000% due 04/15/27 “	144,782	144,767
6.500% due 09/15/09 “	2,443,181	2,595,958
6.500% due 10/15/09 “	4,944,974	5,228,071
6.500% due 09/15/18 “	10,785,700	11,101,699
6.500% due 10/15/30 “	4,090,843	4,166,183
7.000% due 10/15/22 “	983,246	988,189
7.000% due 09/15/30 “	8,782,395	9,397,328
8.500% due 12/15/15 “	2,624,881	2,726,105
Government National Mortgage Association
6.000% due 09/16/28 “	6,836,254	6,980,384
6.000% due 09/20/28 “	2,931,537	2,987,807
6.000% due 03/20/29 “	3,270,150	3,295,985
6.000% due 04/16/29 “	5,000,000	5,062,218
7.000% due 05/25/22 “	2,034,077	2,057,145
MASTR Asset Securitization Trust 6.000% due 12/25/32 “	142,112	142,068
Structured Asset Securities Corp
4.620% due 01/25/34 “ ++	8,300,000	8,381,703
4.700% due 11/25/33 “ ++	7,780,165	7,886,593
5.000% due 07/25/33 “ ++	3,005,702	3,062,174
Washington Mutual Inc
2.702% due 06/25/42 “ ++	5,467,478	5,512,862
2.702% due 08/25/42 “ ++	5,438,465	5,462,448
Washington Mutual MSC Mortgage Pass-Thru Certs 6.750% due 12/25/31 “	8,446,888	8,648,776

		152,640,881

Fannie Mae - 15.27%

4.089% due 04/01/34 “ ++	5,389,333	5,479,583
4.635% due 07/01/36 “ ++	7,028,104	7,151,677
4.678% due 08/01/35 “ ++	3,915,608	3,984,267
4.742% due 04/01/33 “ ++	4,646,932	4,738,999
5.500% due 06/01/16 “	155,265	161,141
5.500% due 10/01/16 “	54,771	56,844
5.500% due 12/01/16 “	712,150	739,101
5.500% due 01/01/17 “	266,594	276,684
5.500% due 02/01/17 “	546,273	566,880
5.500% due 03/01/17 “	216,337	224,489
5.500% due 06/01/17 “	16,678	17,306
5.500% due 07/01/17 “	51,324	53,258
5.500% due 08/01/17 “	530,065	550,041
5.500% due 09/01/17 “	804,304	834,613
5.500% due 10/01/17 “	282,585	293,234
5.500% due 11/01/17 “	20,982	21,773
5.500% due 01/01/18 “	1,175,495	1,219,792
5.500% due 03/01/18 “	11,852,352	12,300,041
5.500% due 04/01/18 “	61,643	63,972
5.500% due 05/01/18 “	8,066,011	8,388,473
5.500% due 06/01/18 “	16,762,384	17,395,614
5.745% due 02/01/32 “ ++	1,490,998	1,536,480
6.000% due 01/01/18 “	20,865,462	21,900,280
6.000% due 05/01/18 “	1,651,954	1,734,449
6.500% due 01/01/22 “	3,298,544	3,458,830
6.500% due 08/01/22 “	4,941,274	5,181,385
6.500% due 12/01/22 “	5,353,821	5,613,980
6.500% due 05/01/33 “	16,099,681	16,855,998
7.000% due 05/01/33 “	6,829,105	7,277,329
7.000% due 06/01/33 “	7,637,607	8,138,898

		136,215,411

Freddie Mac - 5.81%

5.500% due 02/01/12 “	2,026,238	2,110,722
5.500% due 10/01/14 “	6,516,813	6,788,529
5.500% due 05/01/15 “	7,143,060	7,440,888
5.500% due 06/01/17 “	540,025	560,217
5.500% due 10/01/17 “	719,577	746,587
5.500% due 03/01/18 “	1,569,187	1,628,259
5.500% due 04/01/18 “	1,225,774	1,271,987
5.500% due 05/01/18 “	485,319	503,653
6.000% due 04/01/14 “	3,930,315	4,129,251
6.000% due 11/01/21 “	3,130,043	3,252,222
6.000% due 04/01/33 “	22,611,456	23,383,737

		51,816,052

Stripped Mortgage-Backed Securities - 0.15%

CS First Boston Mortgage Securities Corp (IO)
5.500% due 04/25/33 “	3,068,596	139,983
5.500% due 06/25/33 “	2,004,446	124,204
5.750% due 05/25/33 “	1,802,406	121,662
Freddie Mac (IO) 4.500% due 02/15/15 “	7,000,000	755,136
Washington Mutual Inc (IO) 0.543% due 11/25/08 “ ++	21,300,000	190,767

		1,331,752

Total Mortgage-Backed Securities (Cost $343,937,921)		342,004,096

ASSET-BACKED SECURITIES - 10.41%

AmeriCredit Automobile Receivables Trust
2.110% due 08/06/07 “	9,000,000	9,037,173
2.140% due 12/06/07 “	7,000,000	6,986,250
4.460% due 04/12/09 “	15,000,000	15,555,308
5.010% due 07/14/08 “	4,125,000	4,255,492
5.370% due 06/12/08 “	6,925,000	7,124,479
Capital One Auto Finance Trust
1.830% due 10/15/07 “	5,000,000	4,989,234
5.400% due 05/15/08 “	5,000,000	5,211,755
CPS Auto Trust 2.688% due 04/15/10 ~ “	9,912,478	9,752,949
First Auto Receivables Group Trust 1.965% due 12/15/07 ~ “	7,500,000	7,524,864
Franklin Auto Trust 2.270% due 05/20/11 “	8,000,000	7,898,182
Triad Auto Receivables Owner Trust 2.480% due 03/12/08 “	5,500,000	5,518,277
WFS Financial Owner Trust 6.980% due 07/20/08 “	8,713,229	8,940,844

Total Asset-Backed Securities (Cost $93,301,012)		92,794,807

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

STRIPPED ASSET-BACKED SECURITIES - 0.07%

Residential Asset Securities Corp (IO) 3.500% due 11/25/05 “	$9,056,552	$277,357
Saxon Asset Securities Trust (IO) 4.750% due 01/25/05 “	8,520,779	335,506

Total Stripped Asset-Backed Securities (Cost $649,441)		612,863

U.S. GOVERNMENT AGENCY ISSUES - 23.64%

Fannie Mae
2.530% due 04/07/06	20,000,000	20,196,380
3.050% due 04/30/07	22,443,000	22,539,280
5.000% due 01/20/07	4,000,000	4,007,372
Federal Home Loan Bank
2.750% due 11/15/06	7,000,000	7,029,197
3.790% due 11/28/08	5,000,000	4,972,600
5.125% due 03/06/06	14,200,000	15,115,389
6.500% due 11/15/05	8,000,000	8,682,888
6.875% due 08/15/05	10,000,000	10,833,580
6.955% due 06/15/05	7,000,000	7,546,063
Freddie Mac
2.000% due 06/30/06	19,000,000	18,871,237
2.500% due 12/30/05	25,000,000	25,147,500
3.000% due 04/25/07	10,000,000	10,063,170
3.250% due 04/30/07	7,000,000	7,034,104
4.250% due 03/01/12	2,000,000	2,007,840
5.000% due 07/30/09	8,325,000	8,488,495
5.250% due 01/15/06	16,000,000	17,027,744
5.750% due 04/29/09	5,000,000	5,068,425
6.750% due 05/30/06	7,800,000	8,637,470
7.100% due 04/10/07	6,705,000	7,613,561

Total U.S. Government Agency Issues (Cost $210,399,129)		210,882,295

U.S. TREASURY OBLIGATIONS - 18.88%

U.S. Treasury Notes - 17.47%

1.500% due 02/28/05	30,000,000	30,078,540
1.875% due 11/30/05	38,600,000	38,684,457
1.875% due 12/31/05	42,800,000	42,841,816
2.625% due 11/15/06	43,800,000	44,200,376

		155,805,189

U.S. Treasury Strip - 1.41%

0.000% due 05/15/12 (PO)	18,000,000	12,575,160

Total U.S. Treasury Obligations (Cost $167,756,044)		168,380,349

SHORT-TERM INVESTMENTS - 7.83%

Repurchase Agreements - 7.83%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $33,001; collateralized by U.S. Treasury Notes 3.625% due 03/31/04 and market value $35,182)	33,000	33,000

UBS Securities Inc 0.840% due 01/02/04 (Dated 12/31/03, repurchase price of $69,803,257; collateralized by U.S. Treasury Notes 7.000% due 07/15/06 and market value $54,714,507; U.S. Treasury Bonds 9.375% due 02/15/06 and market value $20,189,627)	69,800,000	69,800,000

Total Short-Term Investments (Cost $69,833,000)		69,833,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.17% (Cost $885,876,547)		884,507,410

	Shares

SECURITIES LENDING COLLATERAL - 15.29%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	136,403,496	136,403,496

Total Securities Lending Collateral (Cost $136,403,496)		136,403,496

TOTAL INVESTMENTS - 114.46% (Cost $1,022,280,043)		1,020,910,906

OTHER ASSETS & LIABILITIES, NET - (14.46%)		129,012,129

NET ASSETS - 100.00%		$891,898,777

Note to Schedule of Investments (a) The amount of $1,700,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:
Type	Number of Contracts	Unrealized Appreciation (Depreciation)

Eurodollar Future (03/04)	281	$142,358
Eurodollar Future (06/04)	342	281,955
Eurodollar Future (09/04)	365	256,149
Eurodollar Future (12/04)	36	34,360
Eurodollar Future (03/05)	36	33,060
Eurodollar Future (06/05)	36	27,170
Eurodollar Future (09/05)	20	8,400
U.S. Treasury 2-Year Notes (03/04)	489	389,729
U.S. Treasury 5-Year Notes (03/04)	987	(661,686)
U.S. Treasury 10-Year Notes (03/04)	86	73,698
U.S. Treasury 30-Year Bonds (03/04)	88	41,467

		$626,660

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND I-NET TOLLKEEPERSM PORTFOLIO Schedule of Investments December 31, 2003

	Shares	Value

COMMON STOCKS - 97.71%

Autos & Transportation - 0.51%

C.H. Robinson Worldwide Inc	9,550	$362,040

Consumer Discretionary - 37.43%

Cendant Corp *	129,000	2,872,830
Citadel Broadcasting Corp *	39,740	888,984
Clear Channel Communications Inc	71,714	3,358,367
eBay Inc *	21,500	1,388,685
EchoStar Communications Corp ‘A’ *	42,820	1,455,880
Electronic Arts Inc *	35,810	1,711,002
Iron Mountain Inc *	38,750	1,532,175
Liberty Media Corp ‘A’ *	66,690	792,944
Metro-Goldwyn-Mayer Inc *	49,933	853,355
The E.W. Scripps Co ‘A’	10,850	1,021,419
Time Warner Inc *	95,890	1,725,061
Univision Communications Inc ‘A’ *	85,900	3,409,371
Viacom Inc ‘B’	85,328	3,786,857
Westwood One Inc *	52,560	1,798,078

		26,595,008

Financial Services - 8.50%

CheckFree Corp *	52,140	1,441,671
First Data Corp	56,900	2,338,021
The Charles Schwab Corp	190,930	2,260,611

		6,040,303

Producer Durables - 7.56%

Crown Castle International Corp *	348,470	3,843,624
KLA-Tencor Corp *	26,020	1,526,593

		5,370,217

Technology - 37.04%

Avocent Corp *	55,060	2,010,791
Cisco Systems Inc *	118,080	2,868,163
Dell Inc *	91,380	3,103,265
EMC Corp MA *	153,690	1,985,675
Intel Corp	97,410	3,136,602
Intuit Inc *	21,230	1,123,279
Microsoft Corp	145,880	4,017,535
QUALCOMM Inc	74,860	4,037,200
Symantec Corp *	33,360	1,155,924
Tessera Technologies Inc *	13,420	252,430
Texas Instruments Inc	59,100	1,736,358
Xilinx Inc *	22,850	885,209

		26,312,431

Utilities - 6.67%

Cablevision Systems Corp NY ‘A’ *	134,930	3,156,013
Cox Communications Inc ‘A’ *	45,880	1,580,566

		4,736,579

Total Common Stocks (Cost $65,570,675)		69,416,578

	Principal
	Amount

SHORT-TERM INVESTMENT - 4.69%

Repurchase Agreement - 4.69%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $3,335,111; collateralized by U.S. Treasury Bonds 6.375% due 08/15/27 and market value $3,406,424)	$3,335,000	3,335,000

Total Short-Term Investment (Cost $3,335,000)		3,335,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 102.40% (Cost $68,905,675)		72,751,578

	Shares

SECURITIES LENDING COLLATERAL - 9.31%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	6,617,720	6,617,720

Total Securities Lending Collateral (Cost $6,617,720)		6,617,720

TOTAL INVESTMENTS - 111.71% (Cost $75,523,395)		79,369,298

OTHER ASSETS & LIABILITIES, NET - (11.71%)		(8,321,882)

NET ASSETS - 100.00%		$71,047,416

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND FINANCIAL SERVICES PORTFOLIO Schedule of Investments December 31, 2003

	Shares	Value

COMMON STOCKS - 94.91%

Financial Services - 94.91%

Allied Irish Banks PLC (ISEQ) (Ireland)	38,000	$608,052
AMBAC Financial Group Inc	7,300	506,547
American Capital Strategies Ltd	25,700	764,061
American Express Co	57,800	2,787,694
American International Group Inc	76,800	5,090,304
Ameritrade Holding Corp *	49,000	689,430
Anglo Irish Bank Corp PLC (Ireland)	22,000	348,427
Bank of America Corp	53,200	4,278,876
Bank One Corp	42,500	1,937,575
BNP Paribas (France)	3,989	250,895
Canadian Imperial Bank of Commerce (Canada)	15,000	742,833
Capital One Financial Corp	41,900	2,568,051
Charter One Financial Inc	10,200	352,410
China Life Insurance Co Ltd ADR * (China)	8,100	267,057
CIT Group Inc	12,000	431,400
Citigroup Inc	98,850	4,798,179
Credit Suisse Group (Switzerland)	27,800	1,016,690
DST Systems Inc *	5,800	242,208
E*TRADE Financial Corp *	46,500	588,225
Endurance Specialty Holdings Ltd (Bermuda)	23,200	778,360
Fannie Mae	23,500	1,763,910
Fifth Third Bancorp	17,800	1,051,980
Financial Select Sector SPDR Fund	86,500	2,433,245
FleetBoston Financial Corp	38,200	1,667,430
Franklin Resources Inc	33,300	1,733,598
Freddie Mac	12,500	729,000
HSBC Holdings PLC (United Kingdom)	34,300	537,575
Investors Financial Services Corp	8,000	307,280
J.P. Morgan Chase & Co	105,100	3,860,323
Legg Mason Inc	28,300	2,184,194
Lehman Brothers Holdings Inc	53,900	4,162,158
M&T Bank Corp	3,500	344,050
MBNA Corp	37,100	921,935
Mellon Financial Corp	22,700	728,897
Merrill Lynch & Co Inc	88,000	5,161,200
Morgan Stanley	10,300	596,061
Northern Trust Corp	14,300	663,806
Providian Financial Corp *	14,400	167,616
Prudential Financial Inc	58,800	2,456,076
Radian Group Inc	49,900	2,432,625
Reinsurance Group of America Inc	10,200	394,230
Safeco Corp	53,600	2,086,648
SLM Corp	14,100	531,288
Southwest Bancorp of Texas Inc	5,100	198,135
State Street Corp	31,100	1,619,688
Synovus Financial Corp	6,800	196,656
TCF Financial Corp	8,600	441,610
The Allstate Corp	67,500	2,903,850
The Bank of New York Co Inc	97,200	3,219,264
The Bear Stearns Cos Inc	18,400	1,471,080
The Goldman Sachs Group Inc	24,300	2,399,139
The Hartford Financial Services Group Inc	20,700	1,221,921
The PMI Group Inc	38,700	1,440,801
Travelers Property Casualty Corp ‘A’	41,200	691,336
Travelers Property Casualty Corp ‘B’	28,500	483,645
U.S. Bancorp	49,300	1,468,154
UBS AG (NYSE) (Switzerland)	28,200	1,917,318
UniCredito Italiano SPA (Italy)	63,600	342,968
UnumProvident Corp	23,600	372,172
Wachovia Corp	99,400	4,631,046
Wells Fargo & Co	63,000	3,710,070
Zions Bancorp	5,800	355,714

Total Common Stocks (Cost $81,266,405)		95,046,966

	Principal Amount

SHORT-TERM INVESTMENT - 5.39%

Repurchase Agreement - 5.39%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $5,397,180; collateralized by U.S. Treasury Bonds 6.375% due 08/15/27 and market value $5,509,520)	$5,397,000	5,397,000

Total Short-Term Investment (Cost $5,397,000)		5,397,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.30% (Cost $86,663,405)		100,443,966

	Shares

SECURITIES LENDING COLLATERAL - 0.32%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	318,000	318,000

Total Securities Lending Collateral (Cost $318,000)		318,000

TOTAL INVESTMENTS - 100.62% (Cost $86,981,405)		100,761,966

OTHER ASSETS & LIABILITIES, NET - (0.62%)		(616,726)

NET ASSETS - 100.00%		$100,145,240

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 97.11%

Consumer Staples - 3.56%

Procter & Gamble Co	43,773	$4,372,047

Health Care - 93.55%

Abbott Laboratories	92,140	4,293,724
AdvancePCS *	27,900	1,469,214
Aetna Inc	54,500	3,683,110
Alcon Inc (Switzerland)	48,900	2,960,406
Allergan Inc	32,200	2,473,282
Amgen Inc *	43,900	2,713,020
Anthem Inc *	48,900	3,667,500
AstraZeneca PLC ADR (United Kingdom)	23,300	1,127,254
Barr Laboratories Inc *	14,600	1,123,470
Boston Scientific Corp *	94,200	3,462,792
Bristol-Myers Squibb Co	155,100	4,435,860
C.R. Bard Inc	19,700	1,600,625
Caremark Rx Inc *	58,200	1,474,206
Chiron Corp *	24,300	1,384,857
Community Health Systems Inc *	56,700	1,507,086
Coventry Health Care Inc *	33,900	2,186,211
Eli Lilly & Co	56,000	3,938,480
Forest Laboratories Inc *	69,800	4,313,640
Genentech Inc *	13,500	1,263,195
Genzyme Corp *	30,500	1,504,870
Gilead Sciences Inc *	36,780	2,138,389
Guidant Corp	63,500	3,822,700
Health Management Associates Inc ‘A’	61,300	1,471,200
Health Net Inc *	45,500	1,487,850
Invitrogen Corp *	24,400	1,708,000
Johnson & Johnson	65,441	3,380,682
Medco Health Solutions Inc *	52,174	1,773,394
Medtronic Inc	78,000	3,791,580
Mid Atlantic Medical Services Inc *	17,200	1,114,560
Novartis AG ADR (Switzerland)	97,265	4,463,491
Pfizer Inc	124,048	4,382,616
Pharmaceutical HOLDRs Trust	55,000	4,372,500
Pharmaceutical Resources Inc *	18,300	1,192,245
Roche Holding AG (Switzerland)	36,526	3,682,711
Shire Pharmaceuticals PLC ADR * (United Kingdom)	135,000	3,921,750
Smith & Nephew PLC (United Kingdom)	45,700	382,799
Stryker Corp	20,100	1,708,701
Teva Pharmaceutical Industries ADR (Israel)	56,140	3,183,700
Triad Hospitals Inc *	34,500	1,147,815
UnitedHealth Group Inc	63,200	3,676,976
Universal Health Services Inc ‘B’	21,000	1,128,120
Valeant Pharmaceuticals International	28,500	716,775
WellPoint Health Networks Inc *	25,300	2,453,847
Wyeth	79,600	3,379,020
Zimmer Holdings Inc *	53,280	3,750,912

		114,815,135

Total Common Stocks (Cost $102,039,813)		119,187,182

	Principal Amount

SHORT-TERM INVESTMENT - 5.06%

Repurchase Agreement - 5.06%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $6,215,207; collateralized by U.S. Treasury Bonds 6.375% due 08/15/27 and market value $6,344,834)	$6,215,000	6,215,000

Total Short-Term Investment (Cost $6,215,000)		6,215,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 102.17% (Cost $108,254,813)		125,402,182

	Shares

SECURITIES LENDING COLLATERAL - 3.07%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	3,771,000	3,771,000

Total Securities Lending Collateral (Cost $3,771,000)		3,771,000

TOTAL INVESTMENTS - 105.24% (Cost $112,025,813)		129,173,182

OTHER ASSETS & LIABILITIES, NET - (5.24%)		(6,432,595)

NET ASSETS - 100.00%		$122,740,587

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND TECHNOLOGY PORTFOLIO Schedule of Investments December 31, 2003

	Shares	Value

COMMON STOCKS - 94.21%

Consumer Discretionary - 9.20%

Clear Channel Communications Inc	9,990	$467,832
eBay Inc *	27,200	1,756,848
EchoStar Communications Corp ‘A’ *	21,340	725,560
Electronic Arts Inc *	12,900	616,362
InterActiveCorp *	25,919	879,432
Liberty Media Corp ‘A’ *	44,700	531,483
Time Warner Inc *	78,950	1,420,310
Univision Communications Inc ‘A’ *	15,800	627,102
VeriSign Inc *	108,200	1,763,660
Yahoo! Inc *	58,000	2,619,860

		11,408,449

Financial Services - 1.13%

Affiliated Computer Services Inc ‘A’ *	9,000	490,140
Fair Isaac Corp	8,700	427,692
Paychex Inc	13,000	483,600

		1,401,432

Health Care - 1.43%

Boston Scientific Corp *	25,400	933,704
Gilead Sciences Inc *	8,300	482,562
Teva Pharmaceutical Industries ADR (Israel)	6,300	357,273

		1,773,539

Producer Durables - 5.33%

American Tower Corp ‘A’ *	17,690	191,406
Applied Materials Inc *	88,700	1,991,315
Asyst Technologies Inc *	15,600	270,660
Axcelis Technologies Inc *	16,600	169,652
KLA-Tencor Corp *	19,000	1,114,730
Lam Research Corp *	47,500	1,534,250
Novellus Systems Inc *	15,800	664,390
Teradyne Inc *	26,900	684,605

		6,621,008

Technology - 67.73%

3Com Corp *	87,290	713,159
Accenture Ltd ‘A’ * (Bermuda)	30,300	797,496
Adobe Systems Inc	16,200	636,660
ADTRAN Inc	19,840	615,040
Advanced Fibre Communications Inc *	36,000	725,400
Agere Systems Inc ‘A’ *	219,500	669,475
Alcatel SA ADR * (France)	87,310	1,121,933
Altera Corp *	52,000	1,180,400
Amdocs Ltd * (United Kingdom)	28,040	630,339
Amphenol Corp ‘A’ *	10,900	696,837
Analog Devices Inc	19,600	894,740
Anteon International Corp *	12,700	457,835
ASML Holding NV ‘NY’ * (Netherlands)	42,800	858,140
Avaya Inc *	77,720	1,005,697
BEA Systems Inc *	117,200	1,441,560
Broadcom Corp ‘A’ *	33,300	1,135,197
Business Objects SA ADR * (France)	12,700	440,309
Chartered Semiconductor Manufacturing Ltd
ADR * (Singapore)	36,600	368,562
Cisco Systems Inc *	254,800	6,189,092
Citrix Systems Inc *	23,800	504,798
Cognos Inc * (Canada)	19,000	581,780
Computer Associates International Inc	38,900	1,063,526
Comverse Technology Inc *	29,510	519,081
Corning Inc *	103,870	1,083,364
Cypress Semiconductor Corp *	34,600	739,056
Dell Inc *	69,700	2,367,012
EMC Corp MA *	212,300	2,742,916
Emulex Corp *	48,530	1,294,780
Fairchild Semiconductor International Inc *	7,600	189,772
FileNet Corp *	23,900	647,212
Flextronics International Ltd * (Singapore)	84,000	1,246,560
Foundry Networks Inc *	26,940	737,078
Hewlett-Packard Co	17,400	399,678
Integrated Circuit Systems Inc *	5,400	153,846
Intel Corp	148,900	4,794,580
International Business Machines Corp	15,800	1,464,344
Intersil Corp ‘A’	26,900	668,465
Intuit Inc *	21,400	1,132,274
Jabil Circuit Inc *	31,700	897,110
Juniper Networks Inc * †	68,120	1,272,482
KEMET Corp *	14,300	195,767
Linear Technology Corp	31,700	1,333,619
Lucent Technologies Inc *	200,500	569,420
Marvell Technology Group Ltd * (Bermuda)	15,800	599,294
Maxim Integrated Products Inc	28,500	1,419,300
McDATA Corp ‘A’ *	43,200	411,696
Mercury Interactive Corp *	21,500	1,045,760
Microchip Technology Inc	38,300	1,277,688
Microsoft Corp	127,800	3,519,612
Motorola Inc	58,190	818,733
National Semiconductor Corp *	24,300	957,663
NetScreen Technologies Inc *	9,500	235,125
Network Appliance Inc *	91,200	1,872,336
Nokia OYJ ADR (Finland)	65,214	1,108,638
Nortel Networks Corp * (Canada)	266,700	1,128,141
Oracle Corp *	113,100	1,492,920
PMC-Sierra Inc *	19,000	382,850
QLogic Corp *	22,660	1,169,256
QUALCOMM Inc	40,440	2,180,929
Samsung Electronics Co Ltd GDR ~ (S. Korea)	4,820	912,220
Sanmina-SCI Corp *	65,000	819,650
SAP AG ADR (Germany)	42,500	1,766,300
Scientific-Atlanta Inc	2,700	73,710
Siebel Systems Inc *	83,400	1,156,758
Software HOLDRs Trust	7,900	300,437
Solectron Corp *	49,100	290,181
Sonus Networks Inc *	18,000	136,080
Sycamore Networks Inc *	84,010	440,212
Symantec Corp *	43,800	1,517,670
Symbol Technologies Inc	11,740	198,289
Taiwan Semiconductor Manufacturing Co Ltd ADR * (Taiwan)	69,832	715,080
Telefonaktiebolaget LM Ericsson ADR * (Sweden)	69,700	1,233,690
Texas Instruments Inc	72,500	2,130,050
Trimble Navigation Ltd *	370	13,779
United Microelectronics Corp ADR * (Taiwan)	70,875	350,831
UTStarcom Inc *	7,300	270,611
VERITAS Software Corp *	51,240	1,904,078
Vishay Intertechnology Inc *	17,400	398,460
Vitesse Semiconductor Corp *	110,200	646,874
Xilinx Inc *	36,400	1,410,136
Zebra Technologies Corp ‘A’ *	8,010	531,624

		84,013,052

Utilities - 9.39%

America Movil SA de CV ‘L’ ADR (Mexico)	9,300	254,262
BellSouth Corp	20,880	590,904
CenturyTel Inc	14,650	477,883
Comcast Corp ‘A’ *	31,300	1,028,831
Cox Communications Inc ‘A’ *	27,240	938,418
Deutsche Telekom AG * (Germany)	41,800	765,762
France Telecom SA * (France)	18,400	525,329
Nextel Communications Inc ‘A’ *	85,600	2,401,936
Nextel Partners Inc ‘A’ *	53,400	718,230
Portugal Telecom SGPS SA ADR (Portugal)	43,400	434,868
SBC Communications Inc	26,970	703,108

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
SK Telecom Co Ltd ADR (S. Korea)	5,200	$96,980
Sprint Corp-PCS Group *	20,200	113,524
Telecom Corp of New Zealand Ltd (New Zealand)	38,200	134,404
Telecom Italia Mobile SPA * (Italy)	24,390	132,447
Telecom Italia SPA (Italy)	2,310	6,840
Telefonica SA (Spain)	16,800	246,386
Telstra Corp Ltd (Australia)	39,000	141,540
Verizon Communications Inc	13,290	466,213
Vodafone Group PLC ADR (United Kingdom)	58,700	1,469,848

		11,647,713

Total Common Stocks (Cost $96,089,586)		116,865,193

	Notional Amount

PURCHASED PUT OPTION - 0.02%

Flextronics International Ltd (Singapore) Strike @ 15.00 Exp. 01/17/04 420 Contracts	$42,000	25,200

Total Purchased Put Option (Cost $58,474)		25,200

	Principal Amount

SHORT-TERM INVESTMENT - 5.40%

Repurchase Agreement - 5.40%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $6,699,223; collateralized by U.S. Treasury Bonds 6.375% due 08/15/27 and market value $5,669,474; and 8.125% due 05/15/21 and market value $1,173,488)	6,699,000	6,699,000

Total Short-Term Investment (Cost $6,699,000)		6,699,000

TOTAL INVESTMENTS BEFORE
SECURITIES LENDING COLLATERAL - 99.63% (Cost $102,847,060)		123,589,393

	Shares

SECURITIES LENDING COLLATERAL - 4.54%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	5,631,182	5,631,182

Total Securities Lending Collateral (Cost $5,631,182)		5,631,182

TOTAL INVESTMENTS - 104.17% (Cost $108,478,242)		129,220,575

OTHER ASSETS & LIABILITIES, NET - (4.17%)		(5,176,237)

NET ASSETS - 100.00%		$124,044,338

Notes to Schedule of Investments

(a) Transactions in written options for the year ended December 31, 2003, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2002	155	$27,434
Options Written	1,162	202,165
Options Expired	(573)	(83,880)
Options Repurchased	(679)	(140,324)

Outstanding, December 31, 2003	65	$5,395

(b) Premiums received and value of written options outstanding at December 31, 2003:

Type	Notional Amount	Premium	Value

Call - CBOE Juniper Networks Inc Strike @ 20.00 Exp. 01/17/04	$6,500	$5,395	$1,300

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND GROWTH LT PORTFOLIO Schedule of Investments December 31, 2003

	Shares	Value

COMMON STOCKS - 92.95%

Autos & Transportation - 2.06%

Canadian National Railway Co (Canada)	455,625	$28,831,950
FedEx Corp	24,165	1,631,138
Kansas City Southern *	387,620	5,550,718

		36,013,806

Consumer Discretionary - 23.69%

Allied Waste Industries Inc *	750,190	10,412,637
Amazon.com Inc *	664,195	34,963,225
AutoZone Inc *	50,560	4,308,218
Avon Products Inc	227,535	15,356,337
British Sky Broadcasting PLC * (United Kingdom)	643,412	8,074,118
Clear Channel Communications Inc	116,925	5,475,598
Dollar Tree Stores Inc *	271,145	8,150,619
eBay Inc *	58,145	3,755,586
EchoStar Communications Corp ‘A’ *	533,370	18,134,580
Electronic Arts Inc *	221,530	10,584,703
Harman International Industries Inc	142,240	10,522,915
International Game Technology Inc	277,950	9,922,815
Kohl’s Corp *	80,295	3,608,457
Lamar Advertising Co *	174,820	6,524,282
Liberty Media Corp ‘A’ *	8,935,427	106,242,227
LVMH Moet Hennessy Louis Vuitton SA (France)	127,341	9,257,578
Marvel Enterprises Inc *	122,680	3,571,215
PETsMART Inc	208,350	4,958,730
Staples Inc *	396,250	10,817,625
Starwood Hotels & Resorts Worldwide Inc	625,060	22,483,408
Time Warner Inc *	2,767,248	49,782,792
Yahoo! Inc *	1,268,555	57,300,629

		414,208,294

Consumer Staples - 0.48%

Whole Foods Market Inc *	124,440	8,353,657

Energy - 0.37%

BJ Services Co *	180,850	6,492,515

Financial Services - 13.73%

American International Group Inc	168,420	11,162,878
Bangkok Bank PCL * (Thailand)	696,400	2,021,225
Bangkok Bank PCL NVDR * (Thailand)	1,829,100	5,031,785
Berkshire Hathaway Inc ‘B’ *	24,944	70,217,360
Citigroup Inc	523,950	25,432,533
E*TRADE Financial Corp *	964,165	12,196,687
Fannie Mae	293,440	22,025,606
Fifth Third Bancorp	278,100	16,435,710
Franklin Financial Corp TN	23,045	707,943
Freddie Mac	337,410	19,677,751
The Allstate Corp	361,100	15,534,522
The Goldman Sachs Group Inc	401,055	39,596,160

		240,040,160

Health Care - 16.15%

Anthem Inc *	315,675	23,675,625
Caremark Rx Inc *	624,080	15,807,947
Celgene Corp *	55,635	2,504,688
Forest Laboratories Inc *	589,130	36,408,234
Guidant Corp	442,950	26,665,590
INAMED Corp *	45,525	2,187,932
Medco Health Solutions Inc *	715,110	24,306,589
Medtronic Inc	548,220	26,648,974
Novartis AG (Switzerland)	56,567	2,567,071
Pfizer Inc	1,063,500	37,573,455
Roche Holding AG (Switzerland)	429,984	43,352,868
UnitedHealth Group Inc	699,430	40,692,837

		282,391,810

Integrated Oils - 2.31%

EnCana Corp (TSX) (Canada)	435,242	17,175,952
Murphy Oil Corp	279,835	18,276,024
YUKOS ADR (Russia)	117,030	4,985,478

		40,437,454

Materials & Processing - 0.76%

Givaudan SA (Switzerland)	25,728	13,349,532

Multi-Industry - 3.65%

Tyco International Ltd (Bermuda)	2,407,865	63,808,423

Producer Durables - 4.47%

Applied Materials Inc *	939,975	21,102,439
Komatsu Ltd (Japan)	1,455,000	9,235,077
Lockheed Martin Corp	549,995	28,269,743
Northrop Grumman Corp	87,930	8,406,108
Novellus Systems Inc *	266,920	11,223,986

		78,237,353

Technology - 19.49%

BMC Software Inc *	540,885	10,087,505
CIENA Corp *	1,006,600	6,683,824
Cisco Systems Inc *	2,307,015	56,037,394
Computer Associates International Inc	2,173,930	59,435,246
Corning Inc *	599,595	6,253,776
Dell Inc *	229,405	7,790,594
Intuit Inc *	133,930	7,086,236
Microsoft Corp	1,267,795	34,915,074
Nokia OYJ ADR (Finland)	2,399,770	40,796,090
Oracle Corp *	816,765	10,781,298
Samsung Electronics Co Ltd (S. Korea)	120,280	45,527,721
Symantec Corp *	505,470	17,514,536
Synopsys Inc *	444,635	15,010,878
Texas Instruments Inc	783,455	23,017,908

		340,938,080

Utilities - 5.79%

Cablevision Systems Corp NY ‘A’ *	1,981,511	46,347,542
Comcast Corp Special ‘A’ *	1,207,485	37,770,131
Cox Communications Inc ‘A’ *	496,190	17,093,746

		101,211,419

Total Common Stocks (Cost $1,298,437,486)		1,625,482,503

	Principal Amount

SHORT-TERM INVESTMENTS - 6.48%

Commercial Paper - 0.11%

Prudential Funding Corp 0.850% due 01/02/04	$1,900,000	1,899,955

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND GROWTH LT PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Principal Amount	Value

U.S. Government Agency Issues - 6.37%

Fannie Mae 0.800% due 01/02/04	$81,400,000	$81,398,191
Federal Home Loan Bank 0.750% due 01/02/04	30,000,000	29,999,375

		111,397,566

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $63,002; collateralized by U.S. Treasury Notes 1.625% due 01/31/05 and market value $65,663)	63,000	63,000

Total Short-Term Investments (Cost $113,360,521)		113,360,521

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.43% (Cost $1,411,798,007)		1,738,843,024

	Shares

SECURITIES LENDING COLLATERAL - 9.20%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	160,976,139	160,976,139

Total Securities Lending Collateral (Cost $160,976,139)		160,976,139

TOTAL INVESTMENTS - 108.63% (Cost $1,572,774,146)		1,899,819,163

OTHER ASSETS & LIABILITIES, NET - (8.63%)		(150,965,570)

NET ASSETS - 100.00%		$1,748,853,593

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2003, were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation (Depreciation)

Sell	CHF	11,600,000	03/04	($740,111)
Buy	CHF	2,500,000	04/04	186,827
Sell	CHF	10,000,000	04/04	(506,754)
Sell	EUR	3,700,000	02/04	(419,531)
Buy	EUR	4,500,000	03/04	311,470
Sell	EUR	8,600,000	03/04	(782,521)
Sell	EUR	5,600,000	04/04	(522,193)
Sell	KRW	18,850,000,000	05/04	192,509

				($2,280,304)

(b) Principal amount denoted in the indicated currency:

CHF - Swiss Franc EUR - Eurodollar KRW - Korean Won

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

FOCUSED 30 PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 90.03%

Consumer Discretionary - 34.03%

Adidas-Salomon AG (Germany)	5,988	$683,539
Alberto-Culver Co ‘B’	11,830	746,236
Amazon.com Inc *	8,760	461,126
Avon Products Inc	17,565	1,185,462
Costco Wholesale Corp *	67,255	2,500,541
Getty Images Inc *	44,705	2,241,062
Harman International Industries Inc	19,930	1,474,421
Hermes International (France)	5,884	1,137,238
LVMH Moet Hennessy Louis Vuitton SA (France)	30,742	2,234,916
Marvel Enterprises Inc *	55,015	1,601,487
Metro-Goldwyn-Mayer Inc *	27,696	473,324
Puma AG (Germany)	15,775	2,782,600
Time Warner Inc *	194,430	3,497,796
Univision Communications Inc ‘A’ *	68,472	2,717,673
XM Satellite Radio Holdings Inc ‘A’ *	55,380	1,459,817

		25,197,238

Consumer Staples - 7.13%

CoolBrands International Inc * (Canada)	68,185	894,290
Molson Inc ‘A’ (Canada)	71,464	1,996,247
Performance Food Group Co *	66,145	2,392,465

		5,283,002

Energy - 2.70%

EOG Resources Inc	43,225	1,995,698

Financial Services - 14.37%

Aspen Insurance Holdings Ltd * (Bermuda)	6,755	167,591
Berkshire Hathaway Inc ‘B’ *	925	2,603,875
CapitalSource Inc *	69,900	1,515,432
Chicago Mercantile Exchange Inc	15,960	1,154,866
Citigroup Inc	32,350	1,570,269
KorAm Bank * (S. Korea)	127,410	1,497,054
National Financial Partners Corp	14,465	398,511
Nikko Cordial Corp (Japan)	124,000	690,979
Paychex Inc	28,115	1,045,878

		10,644,455

Health Care - 8.00%

Atrix Labs Inc *	16,085	386,683
Celgene Corp *	13,185	593,589
Dade Behring Holdings Inc *	22,440	802,005
Roche Holding AG (Switzerland)	32,437	3,270,440
Sepracor Inc *	36,520	873,924

		5,926,641

Materials & Processing - 4.10%

Cia Siderurgica Nacional SA ADR (Brazil)	34,400	1,843,840
LNR Property Corp	24,000	1,188,240

		3,032,080

Producer Durables - 4.22%

FKI PLC (United Kingdom)	485,518	927,342
Flowserve Corp *	105,185	2,196,263

		3,123,605

Technology - 15.48%

AMIS Holdings Inc *	27,475	502,243
Apple Computer Inc *	28,870	616,952
ARM Holdings PLC * (United Kingdom)	1,322,898	3,034,451
Check Point Software Technologies Ltd * (Israel)	68,850	1,158,057
Cisco Systems Inc *	66,175	1,607,391
Intel Corp	24,600	792,120
Manhattan Associates Inc *	36,990	1,022,404
Samsung Electronics Co Ltd (S. Korea)	4,110	1,555,694
Tumbleweed Communications Corp *	140,565	1,177,935

		11,467,247

Total Common Stocks (Cost $53,450,106)		66,669,966

	Principal Amount

SHORT-TERM INVESTMENTS - 8.88%

Commercial Paper - 4.46%

Prudential Funding Corp 0.850% due 01/02/04	$3,300,000	3,299,922

U.S. Government Agency Issue - 4.32%

Federal Home Loan Bank 0.750% due 01/02/04	3,200,000	3,199,933

Repurchase Agreement - 0.10%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $76,003; collateralized by U.S. Treasury Bonds 13.250% due 05/15/14 and market value $82,706)	76,000	76,000

Total Short-Term Investments (Cost $6,575,855)		6,575,855

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.91% (Cost $60,025,961)		73,245,821

	Shares

SECURITIES LENDING COLLATERAL - 8.31%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	6,158,375	6,158,375

Total Securities Lending Collateral (Cost $6,158,375)		6,158,375

TOTAL INVESTMENTS - 107.22% (Cost $66,184,336)		79,404,196

OTHER ASSETS & LIABILITIES, NET - (7.22%)		(5,349,763)

NET ASSETS - 100.00%		$74,054,433

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

FOCUSED 30 PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 2003, were as follows:

Contract to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation

Sell	KRW	1,025,000,000	05/04	$10,468

(b)	Principal amount denoted in the indicated currency:

KRW - Korean Won

See Notes to Financial Statements

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 97.60%

Autos & Transportation - 2.46%

Lear Corp	228,200	$13,995,506
Swift Transportation Co Inc *	672,600	14,138,052

		28,133,558

Consumer Discretionary - 24.15%

Abercrombie & Fitch Co ‘A’ *	463,300	11,448,143
ARAMARK Corp ‘B’	940,400	25,785,768
Arbitron Inc *	79,840	3,330,925
Black & Decker Corp	339,700	16,754,004
CDW Corp	290,800	16,796,608
Iron Mountain Inc *	356,800	14,107,872
Mandalay Resort Group	676,100	30,235,192
Mattel Inc	1,394,200	26,866,234
Mohawk Industries Inc *	132,900	9,374,766
Nike Inc ‘B'	276,300	18,915,498
Polo Ralph Lauren Corp	777,000	22,377,600
Republic Services Inc	910,500	23,336,115
The TJX Cos Inc	932,200	20,555,010
Toys “R” Us Inc *	1,026,200	12,971,168
Yum! Brands Inc *	666,200	22,917,280

		275,772,183

Consumer Staples - 6.65%

NBTY Inc *	842,200	22,621,492
Pepsi Bottling Group Inc	1,489,200	36,008,856
Safeway Inc *	787,500	17,254,125

		75,884,473

Energy - 3.54%

Baker Hughes Inc	443,800	14,272,608
Cooper Cameron Corp *	270,700	12,614,620
Valero Energy Corp	291,700	13,517,378

		40,404,606

Financial Services - 22.66%

AMB Property Corp	529,200	17,400,096
Archstone-Smith Trust	769,700	21,536,206
Charter One Financial Inc	366,000	12,645,300
CIGNA Corp	328,500	18,888,750
City National Corp CA	224,300	13,933,516
Federated Investors Inc ‘B’	653,500	19,186,760
Health Care Property Investors Inc	340,000	17,272,000
Jefferson-Pilot Corp	324,400	16,430,860
Mercantile Bankshares Corp	442,300	20,160,034
Principal Financial Group Inc	348,400	11,521,588
Protective Life Corp	575,700	19,481,688
SEI Investments Co	531,000	16,179,570
SouthTrust Corp	482,500	15,792,225
Student Loan Corp	99,200	14,483,200
The Dun & Bradstreet Corp *	230,100	11,668,371
XL Capital Ltd ‘A’ (Bermuda)	157,100	12,183,105

		258,763,269

Health Care - 10.57%

AmerisourceBergen Corp	297,900	16,727,085
Anthem Inc *	173,500	13,012,500
Barr Laboratories Inc *	137,700	10,596,015
DaVita Inc *	300,900	11,735,100
Edwards Lifesciences Corp *	400,900	12,059,072
Laboratory Corp of America Holdings *	726,100	26,829,395
Steris Corp *	724,600	16,375,960
WebMD Corp *	1,492,700	13,419,373

		120,754,500

Integrated Oils - 2.86%

GlobalSantaFe Corp	773,100	19,196,073
Unocal Corp	366,600	13,501,878

		32,697,951

Materials & Processing - 7.34%

American Standard Cos Inc *	112,200	11,298,540
Ashland Inc	324,750	14,308,485
Avery Dennison Corp	298,900	16,744,378
Ball Corp	298,400	17,775,688
Rohm & Haas Co	553,575	23,643,188

		83,770,279

Multi-Industry - 2.20%

ITT Industries Inc	339,200	25,172,032

Producer Durables - 5.76%

Alliant Techsystems Inc *	417,100	24,091,696
Lexmark International Inc *	266,200	20,933,968
Pitney Bowes Inc	511,000	20,756,820

		65,782,484

Technology - 5.79%

AMIS Holdings Inc *	822,600	15,037,128
Apple Computer Inc *	871,900	18,632,503
PeopleSoft Inc *	806,500	18,388,200
Storage Technology Corp *	545,300	14,041,475

		66,099,306

Utilities - 3.62%

KeySpan Corp	443,400	16,317,120
MCI Inc # *	431,000	10,150,050
NiSource Inc	675,400	14,818,276

		41,285,446

Total Common Stocks (Cost $953,830,363)		1,114,520,087

	Principal Amount

SHORT-TERM INVESTMENT - 3.86%

Repurchase Agreement - 3.86%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $44,020,467; collateralized by U.S. Treasury Notes 2.875% due 06/30/04 and market value $44,899,516)	$44,019,000	44,019,000

Total Short-Term Investment (Cost $44,019,000)		44,019,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 101.46% (Cost $997,849,363)		1,158,539,087

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND MID-CAP VALUE PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Shares	Value

SECURITIES LENDING COLLATERAL - 4.70%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	53,734,049	$53,734,049

Total Securities Lending Collateral (Cost $53,734,049)		53,734,049

TOTAL INVESTMENTS - 106.16% (Cost $1,051,583,412)		1,212,273,136

OTHER ASSETS & LIABILITIES, NET - (6.16%)		(70,367,983)

NET ASSETS - 100.00%		$1,141,905,153

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND INTERNATIONAL VALUE PORTFOLIO Schedule of Investments December 31, 2003

	Shares	Value

COMMON STOCKS - 95.83%

Denmark - 1.98%

Danske Bank AS	1,342,800	$31,467,261

Finland - 3.62%

Nokia OYJ	3,334,000	57,591,231

France - 12.34%

Aventis SA (FTSE)	567,320	37,455,249
AXA	2,156,728	46,113,759
Societe Generale	544,100	47,987,716
Total SA	350,395	65,074,179

		196,630,903

Germany - 2.35%

Siemens AG	466,000	37,459,321

Ireland - 2.89%

Allied Irish Banks PLC (FTSE)	425,000	6,773,806
Allied Irish Banks PLC (ISEQ)	2,455,000	39,283,351

		46,057,157

Italy - 5.23%

Eni SPA	2,524,435	47,582,702
Sanpaolo IMI SPA	2,750,000	35,826,678

		83,409,380

Japan - 5.08%

Canon Inc	864,000	40,242,311
Kao Corp	1,999,000	40,675,970

		80,918,281

Netherlands - 8.83%

ABN Amro Holding NV	1,368,300	31,980,007
Heineken NV	1,566,012	59,567,793
Royal Dutch Petroleum Co	933,160	49,145,721

		140,693,521

Spain - 3.19%

Endesa SA	2,646,880	50,857,781

Switzerland - 17.94%

Compagnie Financiere Richemont AG ‘A’	1,411,000	33,869,474
Credit Suisse Group	847,000	30,976,117
Nestle SA	183,930	45,934,187
Novartis AG	1,055,500	47,899,721
Roche Holding AG	324,000	32,667,098
Swiss Reinsurance Co	478,600	32,298,634
UBS AG	909,000	62,226,057

		285,871,288

United Kingdom - 32.38%

Barclays PLC	6,923,500	61,577,724
BP PLC	5,982,100	48,372,942
Cadbury Schweppes PLC	8,828,297	64,651,135
Diageo PLC	4,793,487	62,891,148
GlaxoSmithKline PLC	2,608,176	59,593,308
HSBC Holdings PLC (LI)	3,876,400	60,753,839
Tesco PLC	6,939,000	31,926,124
Unilever PLC	6,660,000	61,909,048
Vodafone Group PLC	25,980,000	64,230,241

		515,905,509

Total Common Stocks (Cost $1,376,279,425)		1,526,861,633

	Principal Amount

SHORT-TERM INVESTMENT - 4.27%

Repurchase Agreement - 4.27%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $68,079,269; collateralized by U.S. Treasury Notes 2.000% due 11/30/04 and market value $69,440,597)	$68,077,000	68,077,000

Total Short-Term Investment (Cost $68,077,000)		68,077,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.10% (Cost $1,444,356,425)		1,594,938,633

	Shares

SECURITIES LENDING COLLATERAL - 12.96%

State Street Navigator Securities Lending
Prime Portfolio 1.059% ^^	206,521,248	206,521,248

Total Securities Lending Collateral (Cost $206,521,248)		206,521,248

TOTAL INVESTMENTS - 113.06% (Cost $1,650,877,673)		1,801,459,881

OTHER ASSETS & LIABILITIES, NET - (13.06%)		(208,112,792)

NET ASSETS - 100.00%		$1,593,347,089

Note to Schedule of Investments

(a) At December 31, 2003, the portfolio’s equity securities were diversified as a percentage of net assets as follows:

Financial Services	30.58%
Consumer Staples	20.52%
Health Care	11.15%
Integrated Oils	10.20%
Utilities	7.22%
Technology	6.14%
Energy	2.99%
Materials & Processing	2.55%
Multi-Industry	2.35%
Consumer Discretionary	2.13%
Total Equity Securities	95.83%

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND CAPITAL OPPORTUNITIES PORTFOLIO Schedule of Investments December 31, 2003
	Shares	Value

COMMON STOCKS - 95.96%

Autos & Transportation - 0.90%

FedEx Corp	17,650	$1,191,375
Southwest Airlines Co	16,900	272,766
United Parcel Service Inc ‘B’	11,270	840,178

		2,304,319

Consumer Discretionary - 17.42%

Avon Products Inc	18,270	1,233,042
Carnival Corp	8,680	344,856
Chico’s FAS Inc *	3,060	113,067
Clear Channel Communications Inc	38,160	1,787,033
EchoStar Communications Corp ‘A’ *	14,630	497,420
Entercom Communications Corp *	7,790	412,558
Getty Images Inc *	8,830	442,648
Hilton Hotels Corp	64,630	1,107,112
Hot Topic Inc *	13,600	400,656
InterActiveCorp *	43,470	1,474,937
Kimberly-Clark Corp	43,870	2,592,278
Kohl’s Corp *	38,140	1,714,012
Lamar Advertising Co *	33,960	1,267,387
McDonald’s Corp	36,720	911,758
Monster Worldwide Inc *	25,400	557,784
Newell Rubbermaid Inc	127,760	2,909,095
Outback Steakhouse Inc	26,680	1,179,523
Pier 1 Imports Inc	16,310	356,537
Reebok International Ltd	29,560	1,162,299
Sears Roebuck & Co	74,620	3,394,464
Staples Inc *	34,370	938,301
Starwood Hotels & Resorts Worldwide Inc	10,280	369,772
Target Corp	56,930	2,186,112
The Home Depot Inc	68,350	2,425,742
The New York Times Co ‘A’	21,310	1,018,405
The TJX Cos Inc	27,950	616,298
The Walt Disney Co	922	21,510
Time Warner Inc *	38,810	698,192
Univision Communications Inc ‘A’ *	25,660	1,018,445
Viacom Inc ‘B’	173,944	7,719,635
Wal-Mart Stores Inc	36,670	1,945,344
Westwood One Inc *	39,130	1,338,637
Williams-Sonoma Inc *	16,710	581,007

		44,735,866

Consumer Staples - 2.43%

CVS Corp	22,100	798,252
PepsiCo Inc	24,980	1,164,568
Rite Aid Corp *	136,430	824,037
The Kroger Co *	152,530	2,823,330
Walgreen Co	17,060	620,643

		6,230,830

Energy - 3.16%

BJ Services Co *	50,960	1,829,464
Calpine Corp *	533,870	2,567,915
Cooper Cameron Corp *	34,810	1,622,146
Devon Energy Corp	36,880	2,111,749

		8,131,274

Financial Services - 17.01%

ACE Ltd (Bermuda)	22,050	913,311
American Express Co	43,490	2,097,523
American International Group Inc	36,360	2,409,941
Citigroup Inc	100,490	4,877,785
DST Systems Inc *	16,990	709,502
Fannie Mae	9,600	720,576
FleetBoston Financial Corp	32,450	1,416,442
Freddie Mac	45,600	2,659,392
J.P. Morgan Chase & Co	40,770	1,497,482
Marsh & McLennan Cos Inc	14,360	687,700
MBNA Corp	44,530	1,106,570
Mellon Financial Corp	119,100	3,824,301
Merrill Lynch & Co Inc	76,690	4,497,868
Montpelier Re Holdings Ltd (Bermuda)	100	3,670
Northern Trust Corp	25,120	1,166,070
PNC Financial Services Group Inc	16,410	898,119
SLM Corp	3,290	123,967
SunGard Data Systems Inc *	9,320	258,257
The Allstate Corp	74,880	3,221,338
The Bank of New York Co Inc	29,120	964,454
The BISYS Group Inc *	43,280	644,006
The Goldman Sachs Group Inc	16,090	1,588,566
The Hartford Financial Services Group Inc	70,160	4,141,545
Travelers Property Casualty Corp ‘A’	140,160	2,351,885
UnumProvident Corp	29,280	461,746
XL Capital Ltd ‘A’ (Bermuda)	5,680	440,484

		43,682,500

Health Care - 12.73%

Abbott Laboratories	27,760	1,293,616
Amgen Inc *	15,750	973,350
Baxter International Inc	74,983	2,288,481
Eli Lilly & Co	16,987	1,194,696
Genzyme Corp *	20,136	993,510
Gilead Sciences Inc *	34,940	2,031,412
Johnson & Johnson	113,530	5,864,960
Medtronic Inc	21,540	1,047,059
Merck & Co Inc	65,960	3,047,352
Pfizer Inc	176,312	6,229,103
Schering-Plough Corp	286,442	4,981,226
Tenet Healthcare Corp *	93,630	1,502,762
Wyeth	29,390	1,247,606

		32,695,133

Integrated Oils - 3.41%

GlobalSantaFe Corp	150,103	3,727,057
Noble Corp *	97,510	3,488,908
Occidental Petroleum Corp	36,420	1,538,381

		8,754,346

Materials & Processing - 3.96%

Air Products & Chemicals Inc	25,030	1,322,335
Alcoa Inc	69,190	2,629,220
Boise Cascade Corp	9,990	328,271
Bowater Inc	35,390	1,638,911
Lyondell Chemical Co	59,090	1,001,576
Owens-Illinois Inc *	174,870	2,079,204
Smurfit-Stone Container Corp *	63,560	1,180,309

		10,179,826

Multi-Industry - 4.54%

Cooper Industries Ltd ‘A’	8,700	503,991
Eaton Corp	2,400	259,152
General Electric Co	139,870	4,333,173
Schlumberger Ltd	30,850	1,688,112
Tyco International Ltd (Bermuda)	184,380	4,886,070

		11,670,498

Producer Durables - 2.76%

Danaher Corp	5,690	522,058
Emerson Electric Co	9,660	625,485
Illinois Tool Works Inc	7,920	664,567
Lockheed Martin Corp	41,780	2,147,492
Molex Inc	22,450	783,280
Novellus Systems Inc *	22,550	948,228

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

CAPITAL OPPORTUNITIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Parker Hannifin Corp	7,280	$433,160
Thermo Electron Corp *	38,180	962,136

		7,086,406

Technology - 16.50%

ADTRAN Inc	50,520	1,566,120
Akamai Technologies Inc *	61,160	657,470
Amdocs Ltd * (United Kingdom)	21,680	487,366
Amphenol Corp ‘A’ *	5,000	319,650
Analog Devices Inc	42,440	1,937,386
Applera Corp-Applied Biosystems Group	28,000	579,880
Avid Technology Inc *	7,960	382,080
BEA Systems Inc *	41,350	508,605
Cisco Systems Inc *	172,980	4,201,684
Corning Inc *	61,500	641,445
Dell Inc *	52,810	1,793,428
Flextronics International Ltd * (Singapore)	55,650	825,846
Foundry Networks Inc *	23,440	641,318
International Business Machines Corp	26,140	2,422,655
Juniper Networks Inc *	20,190	377,149
Linear Technology Corp	25,550	1,074,888
Manhattan Associates Inc *	7,140	197,350
Marvell Technology Group Ltd * (Bermuda)	25,030	949,388
Maxim Integrated Products Inc	21,490	1,070,202
Mercury Interactive Corp *	26,660	1,296,742
Microchip Technology Inc	30,580	1,020,149
Microsoft Corp	286,590	7,892,689
Network Associates Inc *	150,410	2,262,166
Nokia OYJ ADR (Finland)	68,580	1,165,860
Nortel Networks Corp * (Canada)	222,890	942,825
Oracle Corp *	90,904	1,199,933
PMC-Sierra Inc *	34,070	686,510
QUALCOMM Inc	4,580	246,999
Synopsys Inc *	15,680	529,357
Texas Instruments Inc	42,860	1,259,227
VERITAS Software Corp *	47,330	1,758,783
Xilinx Inc *	38,530	1,492,652

		42,387,802

Utilities - 11.14%

AT&T Corp	185,610	3,767,883
AT&T Wireless Services Inc *	655,850	5,240,242
Comcast Corp Special ‘A’ *	170,920	5,346,378
Cox Communications Inc ‘A’ *	14,590	502,626
FirstEnergy Corp	13,890	488,928
NiSource Inc	77,250	1,694,865
Sprint Corp-PCS Group *	78,040	438,585
Telephone & Data Systems Inc	40,330	2,522,641
TXU Corp	92,920	2,204,063
Verizon Communications Inc	182,550	6,403,855

		28,610,066

Total Common Stocks (Cost $215,876,793)		246,468,866

	Principal Amount	Value

SHORT-TERM INVESTMENT - 4.80%

U.S. Government Agency Issue - 4.80%

Federal Home Loan Bank 0.750% due 01/02/04	$12,325,000	12,324,743

Total Short-Term Investment (Cost $12,324,743)		12,324,743

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.76% (Cost $228,201,536)		258,793,609

	Shares

SECURITIES LENDING COLLATERAL - 3.06%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	7,851,563	7,851,563

Total Securities Lending Collateral (Cost $7,851,563)		7,851,563

TOTAL INVESTMENTS - 103.82% (Cost $236,053,099)		266,645,172

OTHER ASSETS & LIABILITIES, NET - (3.82%)		(9,803,178)

NET ASSETS - 100.00%		$256,841,994

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 97.85%

Autos & Transportation - 2.53%

Burlington Northern Santa Fe Corp	66,610	$2,154,834
Cooper Tire & Rubber Co	13,100	280,078
CSX Corp	31,100	1,117,734
Dana Corp	26,828	492,294
Delphi Corp	101,805	1,039,429
Delta Air Lines Inc	13,700	161,797
FedEx Corp	44,988	3,036,690
Ford Motor Co	280,944	4,495,104
General Motors Corp	80,344	4,290,370
Genuine Parts Co	28,575	948,690
Harley-Davidson Inc	45,000	2,138,850
Navistar International Corp *	11,260	539,241
Norfolk Southern Corp	68,200	1,612,930
PACCAR Inc	16,199	1,378,859
Southwest Airlines Co	129,930	2,097,070
The Goodyear Tire & Rubber Co *	31,400	246,804
Union Pacific Corp	33,900	2,355,372
United Parcel Service Inc ‘B’	175,700	13,098,435
Visteon Corp	8,018	83,467

		41,568,048

Consumer Discretionary - 13.37%

Alberto-Culver Co ‘B’	8,738	551,193
Allied Waste Industries Inc *	35,700	495,516
American Greetings Corp ‘A’ *	12,460	272,500
Apollo Group Inc ‘A’ *	23,500	1,598,000
AutoNation Inc *	48,400	889,108
AutoZone Inc *	10,900	928,789
Avon Products Inc	35,800	2,416,142
Bed Bath & Beyond Inc *	39,300	1,703,655
Best Buy Co Inc	47,799	2,497,020
Big Lots Inc *	20,500	291,305
Black & Decker Corp	12,100	596,772
Carnival Corp	100,700	4,000,811
Cendant Corp *	169,228	3,768,708
Cintas Corp	25,700	1,288,341
Circuit City Stores Inc	26,000	263,380
Clear Channel Communications Inc	97,312	4,557,121
Convergys Corp *	30,189	527,100
Costco Wholesale Corp *	70,444	2,619,108
Darden Restaurants Inc	32,800	690,112
Dillard’s Inc ‘A’	15,500	255,130
Dollar General Corp	59,993	1,259,253
Eastman Kodak Co	42,900	1,101,243
eBay Inc *	104,400	6,743,196
Electronic Arts Inc *	40,200	1,920,756
Family Dollar Stores Inc	23,600	846,768
Federated Department Stores Inc	36,000	1,696,680
Gannett Co Inc	37,900	3,379,164
Harrah’s Entertainment Inc	9,650	480,281
Hasbro Inc	37,325	794,276
Hilton Hotels Corp	60,400	1,034,652
International Flavors & Fragrances Inc	17,500	611,100
International Game Technology Inc	49,600	1,770,720
J.C. Penney Co Inc	48,200	1,266,696
Jones Apparel Group Inc	21,000	739,830
Kimberly-Clark Corp	78,861	4,659,896
Knight-Ridder Inc	13,200	1,021,284
Kohl’s Corp *	46,600	2,094,204
Leggett & Platt Inc	34,100	737,583
Limited Brands Inc	83,896	1,512,645
Liz Claiborne Inc	10,820	383,677
Lowe’s Cos Inc	122,200	6,768,658
Marriott International Inc ‘A’	40,500	1,871,100
Mattel Inc	61,850	1,191,850
Maytag Corp	13,800	384,330
McDonald’s Corp	193,400	4,802,122
Meredith Corp	8,300	405,123
Monster Worldwide Inc *	11,900	261,324
Newell Rubbermaid Inc	47,934	1,091,457
Nike Inc ‘B’	43,400	2,971,164
Nordstrom Inc	24,320	834,176
Office Depot Inc *	59,400	992,574
Omnicom Group Inc	27,800	2,427,774
R.R. Donnelley & Sons Co	8,400	253,260
RadioShack Corp	33,944	1,041,402
Reebok International Ltd	4,680	184,018
Robert Half International Inc *	34,300	800,562
Sabre Holdings Corp	24,002	518,203
Sears Roebuck & Co	33,900	1,542,111
Snap-On Inc	10,450	336,908
Staples Inc *	68,850	1,879,605
Starbucks Corp *	49,800	1,646,388
Starwood Hotels & Resorts Worldwide Inc	28,770	1,034,857
Target Corp	139,200	5,345,280
The Gap Inc	140,750	3,266,808
The Gillette Co	154,800	5,685,804
The Home Depot Inc	367,050	13,026,604
The Interpublic Group of Cos Inc *	69,758	1,088,225
The May Department Stores Co	51,100	1,485,477
The McGraw-Hill Cos Inc	28,300	1,978,736
The New York Times Co ‘A’	23,000	1,099,170
The Stanley Works	13,400	507,458
The TJX Cos Inc	88,900	1,960,245
The Walt Disney Co	319,206	7,447,076
Tiffany & Co	26,600	1,202,320
Time Warner Inc *	714,360	12,851,336
Toys “R” Us Inc *	37,600	475,264
Tribune Co	52,514	2,709,722
Tupperware Corp	13,400	232,356
Univision Communications Inc ‘A’ *	52,600	2,087,694
VF Corp	20,400	882,096
Viacom Inc ‘A’	6,100	270,047
Viacom Inc ‘B’	267,986	11,893,219
Wal-Mart Stores Inc	675,100	35,814,055
Waste Management Inc	99,360	2,941,056
Wendy’s International Inc	14,300	561,132
Whirlpool Corp	8,600	624,790
Yahoo! Inc *	102,755	4,641,423
Yum! Brands Inc *	53,440	1,838,336

		219,418,410

Consumer Staples - 7.45%

Adolph Coors Co ‘B’	2,890	162,129
Albertson’s Inc	66,478	1,505,727
Altria Group Inc	316,852	17,243,086
Anheuser-Busch Cos Inc	126,000	6,637,680
Brown-Forman Corp ‘B’	11,061	1,033,650
Campbell Soup Co	72,200	1,934,960
Clorox Co	37,700	1,830,712
Coca-Cola Enterprises Inc	77,900	1,703,673
Colgate-Palmolive Co	76,900	3,848,845
ConAgra Foods Inc	78,600	2,074,254
CVS Corp	63,900	2,308,068
General Mills Inc	49,900	2,260,470
H.J. Heinz Co	50,950	1,856,108
Hershey Foods Corp	23,200	1,786,168
Kellogg Co	64,200	2,444,736
McCormick & Co Inc	16,300	490,630
Pepsi Bottling Group Inc	46,800	1,131,624
PepsiCo Inc	269,480	12,563,158
Procter & Gamble Co	202,400	20,215,712
R.J. Reynolds Tobacco Holdings Inc	8,200	476,830
Safeway Inc *	62,500	1,369,375

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Sara Lee Corp	115,225	$2,501,535
SUPERVALU Inc	20,000	571,800
Sysco Corp	91,000	3,387,930
The Coca-Cola Co	383,800	19,477,850
The Kroger Co *	119,500	2,211,945
UST Inc	29,600	1,056,424
Walgreen Co	158,400	5,762,592
William Wrigley Jr. Co	38,000	2,135,980
Winn-Dixie Stores Inc	25,500	253,725

		122,237,376

Energy - 1.07%

Anadarko Petroleum Corp	42,588	2,172,414
Apache Corp	20,122	1,631,894
Baker Hughes Inc	58,500	1,881,360
BJ Services Co *	23,600	847,240
Burlington Resources Inc	35,647	1,974,131
Calpine Corp *	79,700	383,357
Devon Energy Corp	35,797	2,049,713
Dynegy Inc 'A' *	10,200	43,656
El Paso Corp	88,525	725,020
EOG Resources Inc	19,300	891,081
Halliburton Co	77,900	2,025,400
Kerr-McGee Corp	14,098	655,416
Nabors Industries Ltd * (Barbados)	18,669	774,763
Rowan Cos Inc *	16,600	384,622
Sunoco Inc	7,857	401,886
Williams Cos Inc	69,300	680,526

		17,522,479

Financial Services - 21.46%

ACE Ltd (Bermuda)	41,200	1,706,504
AFLAC Inc	77,000	2,785,860
AMBAC Financial Group Inc	14,300	992,277
American Express Co	201,000	9,694,230
American International Group Inc	407,342	26,998,628
AmSouth Bancorp	65,450	1,603,525
Aon Corp	47,025	1,125,779
Apartment Investment & Management Co ‘A’	8,000	276,000
Automatic Data Processing Inc	94,100	3,727,301
Bank of America Corp	233,419	18,773,890
Bank One Corp	176,454	8,044,538
BB&T Corp	93,519	3,613,574
Capital One Financial Corp	32,800	2,010,312
Charter One Financial Inc	41,208	1,423,736
Chubb Corp	24,700	1,682,070
CIGNA Corp	20,100	1,155,750
Cincinnati Financial Corp	29,000	1,214,520
Citigroup Inc	804,219	39,036,790
Comerica Inc	26,350	1,477,181
Concord EFS Inc *	73,800	1,095,192
Countrywide Financial Corp	22,933	1,739,493
Deluxe Corp	13,000	537,290
Dow Jones & Co Inc	13,800	687,930
Equifax Inc	25,400	622,300
Equity Office Properties Trust	64,800	1,856,520
Equity Residential	44,900	1,324,999
Fannie Mae	152,100	11,416,626
Federated Investors Inc 'B'	18,400	540,224
Fifth Third Bancorp	82,543	4,878,291
First Data Corp	108,400	4,454,156
First Tennessee National Corp	22,300	983,430
Fiserv Inc *	27,350	1,080,599
FleetBoston Financial Corp	155,148	6,772,210
Franklin Resources Inc	44,400	2,311,464
Freddie Mac	111,900	6,526,008
Golden West Financial Corp	24,400	2,517,836
H&R Block Inc	25,500	1,411,935
Huntington Bancshares Inc	41,123	925,268
J.P. Morgan Chase & Co	317,971	11,679,075
Janus Capital Group Inc	40,300	661,323
Jefferson-Pilot Corp	26,200	1,327,030
John Hancock Financial Services Inc	50,100	1,878,750
KeyCorp	72,600	2,128,632
Lehman Brothers Holdings Inc	43,900	3,389,987
Lincoln National Corp	34,200	1,380,654
Loews Corp	31,600	1,562,620
Marsh & McLennan Cos Inc	75,300	3,606,117
Marshall & Ilsley Corp	36,600	1,399,950
MBIA Inc	27,400	1,622,902
MBNA Corp	196,970	4,894,705
Mellon Financial Corp	62,500	2,006,875
Merrill Lynch & Co Inc	148,231	8,693,748
MetLife Inc	124,600	4,195,282
MGIC Investment Corp	19,500	1,110,330
Moody’s Corp	26,300	1,592,465
Morgan Stanley	171,503	9,924,879
National City Corp	103,800	3,522,972
North Fork Bancorp Inc	23,300	942,951
Northern Trust Corp	32,200	1,494,724
Paychex Inc	56,500	2,101,800
Plum Creek Timber Co Inc	31,300	953,085
PNC Financial Services Group Inc	42,000	2,298,660
Principal Financial Group Inc	56,300	1,861,841
ProLogis	29,300	940,237
Providian Financial Corp *	45,300	527,292
Prudential Financial Inc	90,300	3,771,831
Regions Financial Corp	38,900	1,447,080
Ryder System Inc	11,000	375,650
Safeco Corp	23,140	900,840
Simon Property Group Inc	26,300	1,218,742
SLM Corp	76,200	2,871,216
SouthTrust Corp	50,500	1,652,865
State Street Corp	48,800	2,541,504
SunGard Data Systems Inc *	50,100	1,388,271
SunTrust Banks Inc	38,600	2,759,900
Synovus Financial Corp	52,550	1,519,746
T. Rowe Price Group Inc	15,300	725,373
The Allstate Corp	107,878	4,640,912
The Bank of New York Co Inc	113,700	3,765,744
The Bear Stearns Cos Inc	13,520	1,080,924
The Charles Schwab Corp	229,200	2,713,728
The Goldman Sachs Group Inc	75,900	7,493,607
The Hartford Financial Services Group Inc	41,600	2,455,648
The Progressive Corp OH	32,900	2,750,111
The St. Paul Cos Inc	33,298	1,320,266
Torchmark Corp	22,100	1,006,434
Travelers Property Casualty Corp ‘B’	166,693	2,828,780
U.S. Bancorp	307,599	9,160,298
Union Planters Corp	35,850	1,128,916
UnumProvident Corp	43,805	690,805
Wachovia Corp	208,010	9,691,186
Washington Mutual Inc	139,233	5,586,028
Wells Fargo & Co	262,205	15,441,252
XL Capital Ltd ‘A’ (Bermuda)	20,300	1,574,265
Zions Bancorp	16,400	1,005,812

		352,230,856

Health Care - 12.85%

Abbott Laboratories	247,600	11,538,160
Aetna Inc	21,439	1,448,848
Allergan Inc	18,800	1,444,028
AmerisourceBergen Corp	13,400	752,410
Amgen Inc *	201,840	12,473,712
Anthem Inc *	19,668	1,475,115
Bausch & Lomb Inc	8,000	415,200
Baxter International Inc	93,100	2,841,412
Becton Dickinson & Co	46,100	1,896,554

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Biogen Idec Inc *	44,630	$1,641,491
Biomet Inc	36,765	1,338,614
Boston Scientific Corp *	121,400	4,462,664
Bristol-Myers Squibb Co	306,800	8,774,480
C.R. Bard Inc	5,700	463,125
Cardinal Health Inc	64,375	3,937,175
Chiron Corp *	30,000	1,709,700
Eli Lilly & Co	175,300	12,328,849
Express Scripts Inc *	8,400	558,012
Forest Laboratories Inc *	57,300	3,541,140
Genzyme Corp *	31,700	1,564,078
Guidant Corp	43,900	2,642,780
HCA Inc	77,084	3,311,529
Health Management Associates Inc ‘A’	43,100	1,034,400
Humana Inc *	31,000	708,350
IMS Health Inc	38,390	954,364
Johnson & Johnson	463,422	23,940,380
King Pharmaceuticals Inc *	41,833	638,372
Manor Care Inc	17,400	601,518
McKesson Corp	51,639	1,660,710
Medco Health Solutions Inc *	42,885	1,457,673
MedImmune Inc *	38,600	980,440
Medtronic Inc	190,000	9,235,900
Merck & Co Inc	349,600	16,151,520
Millipore Corp *	8,552	368,164
Pfizer Inc	1,190,997	42,077,924
Quest Diagnostics Inc *	16,500	1,206,315
Schering-Plough Corp	226,000	3,930,140
St. Jude Medical Inc *	27,312	1,675,591
Stryker Corp	34,000	2,890,340
Tenet Healthcare Corp *	78,350	1,257,517
UnitedHealth Group Inc	91,000	5,294,380
Watson Pharmaceuticals Inc *	17,600	809,600
WellPoint Health Networks Inc *	23,100	2,240,469
Wyeth	207,900	8,825,355
Zimmer Holdings Inc *	34,730	2,444,992

		210,943,490

Integrated Oils - 4.41%

Amerada Hess Corp	12,600	669,942
ChevronTexaco Corp	166,868	14,415,726
ConocoPhillips	104,166	6,830,165
Exxon Mobil Corp	1,036,278	42,487,398
Marathon Oil Corp	56,100	1,856,349
Noble Corp *	19,600	701,288
Occidental Petroleum Corp	60,600	2,559,744
Transocean Inc *	50,189	1,205,038
Unocal Corp	44,000	1,620,520

		72,346,170

Materials & Processing - 3.41%

Air Products & Chemicals Inc	34,800	1,838,484
Alcoa Inc	132,972	5,052,936
Allegheny Technologies Inc	14,502	191,716
American Standard Cos Inc *	11,600	1,168,120
Archer-Daniels-Midland Co	120,794	1,838,485
Ashland Inc	9,600	422,976
Avery Dennison Corp	14,400	806,688
Ball Corp	9,900	589,743
Bemis Co	9,600	480,000
Boise Cascade Corp	7,400	243,164
E.I. du Pont de Nemours & Co	149,782	6,873,496
Eastman Chemical Co	15,625	617,656
Ecolab Inc	46,480	1,272,158
Engelhard Corp	21,112	632,304
Fluor Corp	14,300	566,852
Freeport-McMoRan Copper & Gold Inc ‘B’	21,400	901,582
Georgia-Pacific Corp	40,176	1,232,198
Great Lakes Chemical Corp	7,800	212,082
Hercules Inc *	20,600	251,320
International Paper Co	71,427	3,079,218
Louisiana-Pacific Corp *	19,100	341,508
Masco Corp	83,200	2,280,512
MeadWestvaco Corp	33,827	1,006,353
Monsanto Co	43,649	1,256,218
Newmont Mining Corp	65,222	3,170,441
Nucor Corp	15,800	884,800
Pactiv Corp *	33,400	798,260
Phelps Dodge Corp *	11,950	909,276
PPG Industries Inc	26,100	1,670,922
Praxair Inc	46,800	1,787,760
Rohm & Haas Co	39,998	1,708,315
Sealed Air Corp *	15,160	820,762
Sigma-Aldrich Corp	8,600	491,748
Temple-Inland Inc	9,500	595,365
The Dow Chemical Co	133,685	5,557,285
The Sherwin-Williams Co	28,400	986,616
United States Steel Corp	6,460	226,229
Vulcan Materials Co	16,600	789,662
Weyerhaeuser Co	33,200	2,124,800
Worthington Industries Inc	17,155	309,305

		55,987,315

Multi-Industry - 5.19%

3M Co	122,300	10,399,169
Brunswick Corp	16,100	512,463
Cooper Industries Ltd ‘A’	12,600	729,918
Eaton Corp	9,200	993,416
Fortune Brands Inc	21,100	1,508,439
General Electric Co	1,577,100	48,858,558
Honeywell International Inc	138,675	4,635,905
ITT Industries Inc	15,900	1,179,939
Johnson Controls Inc	14,800	1,718,576
Schlumberger Ltd	83,100	4,547,232
Textron Inc	25,700	1,466,442
Tyco International Ltd (Bermuda)	321,983	8,532,550

		85,082,607

Producer Durables - 4.00%

Agilent Technologies Inc *	82,631	2,416,130
American Power Conversion Corp	35,500	867,975
Andrew Corp *	14,525	167,183
Applied Materials Inc *	269,200	6,043,540
Caterpillar Inc	51,800	4,300,436
Centex Corp	7,200	775,080
Crane Co	11,450	351,973
Cummins Inc	1,100	53,834
Danaher Corp	24,800	2,275,400
Deere & Co	35,900	2,335,295
Dover Corp	37,000	1,470,750
Emerson Electric Co	67,200	4,351,200
Goodrich Corp	18,900	561,141
Illinois Tool Works Inc	47,700	4,002,507
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	26,150	1,775,062
KB Home	5,600	406,112
KLA-Tencor Corp *	27,100	1,589,957
Lexmark International Inc *	18,500	1,454,840
Lockheed Martin Corp	63,242	3,250,639
Molex Inc	28,300	987,387
Northrop Grumman Corp	28,160	2,692,096
Novellus Systems Inc *	21,600	908,280
Pall Corp	22,266	597,397
Parker Hannifin Corp	15,875	944,562
Pitney Bowes Inc	41,100	1,669,482
Power-One Inc *	12,200	132,126
Pulte Homes Inc	7,500	702,150
Rockwell Collins Inc	33,300	999,999
Tektronix Inc	17,200	543,520

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Teradyne Inc *	31,600	$804,220
The Boeing Co	128,161	5,400,705
Thermo Electron Corp *	33,200	836,640
Thomas & Betts Corp *	10,600	242,634
United Technologies Corp	68,900	6,529,653
W.W. Grainger Inc	17,800	843,542
Waters Corp *	23,700	785,892
Xerox Corp *	113,200	1,562,160

		65,631,499

Technology - 15.41%

ADC Telecommunications Inc *	141,788	421,110
Adobe Systems Inc	37,900	1,489,470
Advanced Micro Devices Inc *	47,400	706,260
Altera Corp *	63,000	1,430,100
Analog Devices Inc	60,300	2,752,695
Apple Computer Inc *	54,100	1,156,117
Applera Corp-Applied Biosystems Group	38,400	795,264
Applied Micro Circuits Corp *	41,200	246,376
Autodesk Inc	11,420	280,704
Avaya Inc *	53,062	686,622
BMC Software Inc *	43,700	815,005
Broadcom Corp ‘A’ *	38,076	1,298,011
CIENA Corp *	76,200	505,968
Cisco Systems Inc *	1,088,516	26,440,054
Citrix Systems Inc *	21,900	464,499
Computer Associates International Inc	95,900	2,621,906
Computer Sciences Corp *	28,700	1,269,401
Compuware Corp *	68,000	410,720
Comverse Technology Inc *	20,500	360,595
Corning Inc *	166,991	1,741,716
Dell Inc *	401,100	13,621,356
Electronic Data Systems Corp	77,000	1,889,580
EMC Corp MA *	389,450	5,031,694
Gateway Inc *	58,700	270,020
General Dynamics Corp	30,940	2,796,667
Hewlett-Packard Co	482,773	11,089,296
Intel Corp	1,026,920	33,066,824
International Business Machines Corp	270,181	25,040,375
Intuit Inc *	31,900	1,687,829
Jabil Circuit Inc *	32,500	919,750
JDS Uniphase Corp *	239,095	872,697
Linear Technology Corp	52,800	2,221,296
LSI Logic Corp *	61,600	546,392
Lucent Technologies Inc *	527,751	1,498,813
Maxim Integrated Products Inc	53,404	2,659,519
Mercury Interactive Corp *	8,200	398,848
Micron Technology Inc *	101,900	1,372,593
Microsoft Corp	1,700,072	46,819,983
Motorola Inc	381,102	5,362,105
National Semiconductor Corp *	26,300	1,036,483
NCR Corp *	17,900	694,520
Network Appliance Inc *	61,409	1,260,727
Novell Inc *	30,900	325,068
NVIDIA Corp *	18,600	432,450
Oracle Corp *	837,236	11,051,515
Parametric Technology Corp *	48,100	189,514
PeopleSoft Inc *	54,198	1,235,714
PerkinElmer Inc	18,000	307,260
PMC-Sierra Inc *	22,600	455,390
QLogic Corp *	11,500	593,400
QUALCOMM Inc	126,700	6,832,931
Raytheon Co	70,300	2,111,812
Rockwell Automation Inc	33,200	1,181,920
Sanmina-SCI Corp *	81,104	1,022,721
Scientific-Atlanta Inc	25,900	707,070
Siebel Systems Inc *	74,220	1,029,431
Solectron Corp *	144,566	854,385
Sun Microsystems Inc *	471,800	2,118,382
Symantec Corp *	39,900	1,382,535
Symbol Technologies Inc	41,150	695,023
Tellabs Inc *	59,400	500,742
Texas Instruments Inc	278,970	8,196,139
Unisys Corp *	57,400	852,390
VERITAS Software Corp *	68,823	2,557,463
Xilinx Inc *	56,500	2,188,810

		252,872,025

Utilities - 6.70%

Allegheny Energy Inc *	16,000	204,160
Alltel Corp	53,600	2,496,688
Ameren Corp	21,000	966,000
American Electric Power Co Inc	65,160	1,988,032
AT&T Corp	116,130	2,357,439
AT&T Wireless Services Inc *	443,416	3,542,894
BellSouth Corp	288,400	8,161,720
CenterPoint Energy Inc	50,329	487,688
CenturyTel Inc	27,650	901,943
Cinergy Corp	28,813	1,118,233
Citizens Communications Co *	51,900	644,598
CMS Energy Corp *	14,700	125,244
Comcast Corp ‘A’ *	239,118	7,859,809
Comcast Corp Special ‘A’ *	112,570	3,521,190
Consolidated Edison Inc	38,100	1,638,681
Constellation Energy Group Inc	29,450	1,153,262
Dominion Resources Inc VA	46,185	2,947,989
DTE Energy Co	23,600	929,840
Duke Energy Corp	133,852	2,737,273
Edison International *	59,200	1,298,256
Entergy Corp	34,000	1,942,420
Exelon Corp	45,012	2,986,996
FirstEnergy Corp	58,780	2,069,056
FPL Group Inc	27,000	1,766,340
KeySpan Corp	24,722	909,770
Kinder Morgan Inc	20,800	1,229,280
National Grid Transco PLC ADR (United Kingdom)	1	36
Nextel Communications Inc ‘A’ *	157,400	4,416,644
Nicor Inc	8,300	282,532
NiSource Inc	36,973	811,188
Peoples Energy Corp	5,700	239,628
PG&E Corp *	70,200	1,949,454
Pinnacle West Capital Corp	16,800	672,336
PPL Corp	23,566	1,031,012
Progress Energy Inc	37,100	1,679,146
Public Service Enterprise Group Inc	38,300	1,677,540
Qwest Communications International Inc *	295,492	1,276,525
SBC Communications Inc	518,957	13,529,209
Sempra Energy	35,958	1,080,897
Sprint Corp-FON Group	144,000	2,364,480
Sprint Corp-PCS Group *	170,300	957,086
TECO Energy Inc	23,400	337,194
The AES Corp *	96,482	910,790
The Southern Co	114,900	3,475,725
TXU Corp	54,310	1,288,233
Verizon Communications Inc	430,354	15,096,818
Xcel Energy Inc	54,779	930,147

		109,991,421

Total Common Stocks (Cost $1,684,024,411)		1,605,831,696

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

SHORT-TERM INVESTMENT - 1.97%

Repurchase Agreement - 1.97%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $32,256,075; collateralized by U.S. Treasury Notes 3.375% due 04/30/04 and market value $32,904,249)	$32,255,000	$32,255,000

Total Short-Term Investment (Cost $32,255,000)		32,255,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.82% (Cost $1,716,279,411)		1,638,086,696

	Shares

SECURITIES LENDING COLLATERAL - 2.62%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	42,989,213	42,989,213

Total Securities Lending Collateral (Cost $42,989,213)		42,989,213

TOTAL INVESTMENTS - 102.44% (Cost $1,759,268,624)		1,681,075,909

OTHER ASSETS & LIABILITIES, NET - (2.44%)		(39,984,172)

NET ASSETS - 100.00%		$1,641,091,737

Note to Schedule of Investments

(a) The amount of $2,320,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	Number of Contracts	Unrealized Appreciation

S&P 500 (03/04)	133	$1,280,177

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 88.69%

Autos & Transportation - 3.91%

AAR Corp *	18,100	$270,595
Aftermarket Technology Corp *	6,400	87,808
AirTran Holdings Inc *	49,900	593,810
Alaska Air Group Inc *	13,800	376,602
Alexander & Baldwin Inc	29,700	1,000,593
America West Holdings Corp ‘B’ *	20,900	259,160
AMR Corp *	100,900	1,306,655
Arctic Cat Inc	8,100	200,070
Arkansas Best Corp	16,600	521,074
ASV Inc *	5,400	201,744
Atlantic Coast Airlines Holdings Inc *	32,100	317,790
Aviall Inc *	19,500	302,445
Bandag Inc	9,800	403,760
Coachmen Industries Inc	13,500	244,485
Collins & Aikman Corp *	35,500	153,715
Continental Airlines Inc ‘B’ *	43,800	712,626
Cooper Tire & Rubber Co	41,300	882,994
Covenant Transport Inc ‘A’ *	7,000	133,070
Dura Automotive Systems Inc ‘A’ *	10,700	136,639
EGL Inc *	21,250	373,150
ExpressJet Holdings Inc *	20,600	309,000
Fleetwood Enterprises Inc *	21,000	215,460
Florida East Coast Industries	9,100	301,210
Forward Air Corp *	10,000	275,000
Frontier Airlines Inc *	21,200	302,312
Genesee & Wyoming Inc ‘A’ *	11,400	359,100
Greenbrier Cos Inc *	800	13,400
Gulfmark Offshore Inc *	7,700	107,800
Hayes Lemmerz International Inc *	2,100	42
Heartland Express Inc	19,822	479,494
Kansas City Southern *	40,200	575,664
Keystone Automotive Industries Inc *	9,300	235,848
Kirby Corp *	9,600	334,848
Knight Transportation Inc *	12,675	325,114
Landstar System Inc *	21,400	814,056
MAIR Holdings Inc *	4,100	29,848
Marine Products Corp	200	3,760
Maritrans Inc	1,100	18,381
Mesa Air Group Inc *	21,400	267,928
Modine Manufacturing Co	13,800	372,324
Monaco Coach Corp *	17,225	409,955
Northwest Airlines Corp *	43,300	546,446
Offshore Logistics Inc *	9,700	237,844
Old Dominion Freight Line Inc *	7,500	255,600
Oshkosh Truck Corp	19,100	974,673
Overseas Shipholding Group	12,700	432,435
Pacer International Inc *	15,400	311,388
PAM Transportation Services Inc *	1,700	36,261
Petroleum Helicopters Inc *	1,700	41,650
Quixote Corp	5,300	129,373
RailAmerica Inc *	14,000	165,200
Raytech Corp DE *	10,300	34,196
Sauer-Danfoss Inc	2,000	32,400
SCS Transportation Inc *	9,850	173,163
Seabulk International Inc *	3,000	24,360
Skywest Inc	35,400	641,448
Sports Resorts International Inc *	6,200	31,372
Standard Motor Products Inc	5,400	65,610
Stoneridge Inc *	6,100	91,805
Strattec Security Corp *	1,200	73,092
Superior Industries International Inc	12,500	544,000
TBC Corp *	12,000	309,720
Tenneco Automotive Inc *	19,800	132,462
The Goodyear Tire & Rubber Co *	93,600	735,696
Thor Industries Inc	11,100	624,042
TIMCO Aviation Services Inc *	113	86
Tower Automotive Inc *	25,300	172,799
U.S. Xpress Enterprises Inc ‘A’ *	2,900	35,525
USF Corp	20,600	704,314
Visteon Corp	94,400	982,704
Wabash National Corp *	16,700	489,310
Wabtec Corp	26,810	456,842
Winnebago Industries Inc	7,400	508,750
Yellow Roadway Corp *	27,865	1,007,887

		25,231,782

Consumer Discretionary - 16.34%

1-800 CONTACTS Inc *	2,800	58,800
1-800-FLOWERS.com Inc ‘A’ *	17,200	190,232
4Kids Entertainment Inc *	5,000	130,100
A.C. Moore Arts & Crafts Inc *	8,800	169,488
Aaron Rents Inc	16,550	333,152
ABM Industries Inc	19,600	341,236
ACME Communications Inc *	2,000	17,580
Action Performance Cos Inc	13,000	254,800
Activision Inc *	62,700	1,141,140
Administaff Inc *	16,100	279,818
Advanced Marketing Services Inc	7,600	86,640
ADVO Inc	17,900	568,504
Aeropostale Inc *	12,400	340,008
Alderwoods Group Inc *	31,900	300,498
Alliance Gaming Corp *	31,000	764,150
Alloy Inc *	32,000	166,720
Ambassadors Group Inc	700	16,443
Ambassadors International Inc	300	3,750
AMC Entertainment Inc *	18,000	273,780
American Eagle Outfitters Inc *	38,300	628,120
American Greetings Corp ‘A’ *	38,400	839,808
American Woodmark Corp	4,100	225,705
America’s Car-Mart Inc *	3,800	102,296
Ameristar Casinos Inc *	7,300	178,631
AMN Healthcare Services Inc *	7,810	134,020
Angelica Corp	9,800	215,600
AnnTaylor Stores Corp *	27,550	1,074,450
APAC Customer Services Inc *	12,200	31,720
Applica Inc *	10,000	76,000
aQuantive Inc *	25,600	262,400
Arbitron Inc *	19,400	809,368
Argosy Gaming Co *	11,900	309,281
Asbury Automotive Group Inc *	4,100	73,431
Ask Jeeves Inc *	24,900	451,188
Atari Inc *	7,900	33,180
Autobytel Inc *	26,000	236,080
Aztar Corp *	19,400	436,500
Bally Total Fitness Holding Corp *	15,500	108,500
Banta Corp	17,300	700,650
Bassett Furniture Industries Inc	8,500	140,250
Beasley Broadcasting Group Inc ‘A’ *	4,800	78,864
Bebe Stores Inc *	4,900	127,351
Big 5 Sporting Goods Corp *	4,700	98,465
BJ’s Wholesale Club Inc *	42,600	978,096
Blair Corp	2,300	55,982
Blue Rhino Corp *	7,600	105,564
Bob Evans Farms Inc	22,400	727,104
Boca Resorts Inc ‘A’ *	10,900	163,064
Bowne & Co Inc	17,500	237,300
Boyd Gaming Corp	25,300	408,342
Boyds Collection Ltd *	8,400	35,700
Bright Horizons Family Solutions Inc *	8,300	348,600
Brookstone Inc *	9,150	194,986
Brown Shoe Co Inc	10,100	383,093
Burlington Coat Factory Warehouse Corp	9,500	201,020
California Pizza Kitchen Inc *	14,700	295,911
Callaway Golf Co	40,500	682,425

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Carmike Cinemas Inc *	2,900	$101,065
Casella Waste Systems Inc ‘A’ *	10,500	143,745
Casual Male Retail Group Inc *	22,200	154,068
Catalina Marketing Corp *	25,200	508,032
CDI Corp	10,500	343,875
CEC Entertainment Inc *	14,500	687,155
Central European Distribution Corp *	4,800	151,680
Central Garden & Pet Co *	10,700	299,921
Central Parking Corp	16,100	240,373
Century Business Services Inc *	38,500	172,095
Charles River Associates Inc *	6,900	220,731
Charlotte Russe Holding Inc *	9,700	134,442
Charming Shoppes Inc *	58,200	314,280
Charter Communications Inc ‘A’ *	158,500	637,170
Cherokee Inc	7,300	166,002
Chicago Pizza & Brewery Inc *	8,800	131,296
Choice Hotels International Inc *	10,800	380,700
Christopher & Banks Corp	21,900	427,707
Churchill Downs Inc	2,100	76,022
CKE Restaurants Inc *	21,300	136,107
Clark Inc *	9,900	190,476
Clean Harbors Inc *	6,300	56,133
CMGI Inc *	231,100	411,358
CNET Networks Inc *	62,900	428,978
Coinstar Inc *	14,600	263,676
Coldwater Creek Inc *	3,298	36,278
Cole National Corp *	8,300	166,000
Concord Camera Corp *	16,300	150,775
Consolidated Graphics Inc *	6,800	214,744
Copart Inc *	44,100	727,650
Cornell Cos Inc *	8,100	110,565
Corrections Corp of America *	25,098	723,575
Cost Plus Inc CA *	15,475	634,475
CoStar Group Inc *	10,300	429,304
Courier Corp	1,950	75,018
CPI Corp	6,600	133,386
Cross Country Healthcare Inc *	17,000	253,640
Crown Media Holdings Inc ‘A’ *	11,800	97,586
CSK Auto Corp *	17,200	322,844
CSS Industries Inc	2,850	88,378
Cumulus Media Inc ‘A’ *	31,800	699,600
Dave & Buster’s Inc *	13,100	166,108
Deb Shops Inc	800	17,200
DEL Laboratories Inc *	1,213	30,319
Department 56 Inc *	4,100	53,710
Dick’s Sporting Goods Inc *	8,300	403,878
Digital Generation Systems Inc *	6,500	14,560
DigitalThink Inc *	11,800	33,158
Dillard’s Inc ‘A’	39,500	650,170
Dollar Thrifty Automotive Group Inc *	15,200	394,288
Dover Downs Gaming & Entertainment Inc	12,340	116,736
Dover Motorsports Inc	7,500	26,250
Dress Barn Inc *	11,670	174,933
drugstore.com Inc *	16,500	90,915
EarthLink Inc *	84,900	849,000
Electronics Boutique Holdings Corp *	8,900	203,721
Elizabeth Arden Inc *	13,500	268,920
Emerson Radio Corp *	5,100	19,176
Emmis Communications Corp ‘A’ *	32,300	873,715
eUniverse Inc *	8,900	14,240
Extended Stay America Inc	47,100	682,008
Exult Inc *	27,200	193,664
FindWhat.com *	10,800	202,500
Finlay Enterprises Inc *	1,300	18,369
First Consulting Group Inc *	17,700	99,651
Fisher Communications Inc *	1,700	86,700
Forrester Research Inc *	10,700	191,209
Fossil Inc *	15,850	443,958
Fred’s Inc	27,467	850,928
FreeMarkets Inc *	25,100	167,919
Friedman’s Inc ‘A’	17,100	114,741
FTD Inc ‘A’ *	200	4,928
FTI Consulting Inc *	25,674	600,001
G&K Services Inc ‘A’	13,200	485,100
Galyans Trading Co Inc *	5,100	61,404
GameStop Corp ‘A’ *	14,100	217,281
Gaylord Entertainment Co *	10,600	316,410
Genesco Inc *	11,300	170,969
Gevity HR Inc	9,300	206,832
Global Imaging Systems Inc *	10,500	333,375
Goody’s Family Clothing Inc	12,600	117,936
Gray Television Inc	20,000	302,400
Grey Global Group Inc	706	482,233
Group 1 Automotive Inc *	8,500	307,615
GSI Commerce Inc *	8,000	78,088
Guess? Inc *	7,400	89,318
Guitar Center Inc *	9,200	299,736
Gymboree Corp *	22,400	385,952
Hampshire Group Ltd *	3,900	122,343
Hancock Fabrics Inc DE	13,600	196,928
Handleman Co	13,200	270,996
Harris Interactive Inc *	28,700	238,210
Haverty Furniture Cos Inc	13,600	270,096
Heidrick & Struggles International Inc *	13,100	285,580
Hibbett Sporting Goods Inc *	7,350	219,030
Hollinger International Inc	20,500	320,210
Hollywood Entertainment Corp *	38,400	528,000
Hooker Furniture Corp	500	20,400
Hot Topic Inc *	29,550	870,543
Hudson Highland Group Inc *	5,900	140,715
ICT Group Inc *	2,900	34,075
IHOP Corp	11,600	446,368
Information Holdings Inc *	8,500	187,850
InfoSpace Inc *	15,800	364,190
InfoUSA Inc *	13,800	102,396
Insight Communications Co Inc *	29,631	305,496
Insight Enterprises Inc *	28,825	541,910
Insurance Auto Auctions Inc *	4,500	58,725
Inter Parfums Inc	3,600	81,324
InterTAN Inc * (Canada)	11,000	111,320
Isle of Capri Casinos Inc *	11,300	242,611
Jack in the Box Inc *	17,700	378,072
Jakks Pacific Inc *	20,300	267,148
Jarden Corp *	14,850	405,999
Jo-Ann Stores Inc *	9,084	185,314
Jos. A. Bank Clothiers Inc *	3,300	114,477
Journal Register Co *	21,100	436,770
K2 Inc *	14,600	222,066
Kellwood Co	16,000	656,000
Kelly Services Inc ‘A’	10,900	311,086
Kenneth Cole Productions Inc ‘A’	4,750	139,650
Kirkland’s Inc *	4,000	70,640
Korn/Ferry International *	15,900	212,106
Kroll Inc *	26,000	676,000
K-Swiss Inc ‘A’	16,400	394,584
Labor Ready Inc *	27,500	360,250
Landry’s Restaurants Inc	11,300	290,636
Lawson Products Inc	2,500	82,950
Learning Tree International Inc *	4,700	81,733
Libbey Inc	10,473	298,271
Liberty Corp	9,500	429,305
Lifeline Systems Inc *	5,000	95,000
Lightbridge Inc *	17,710	161,161
LIN TV Corp ‘A’ *	21,600	557,496
Linens ‘n Things Inc *	27,700	833,216
Lithia Motors Inc ‘A’	11,600	292,436
LodgeNet Entertainment Corp *	5,432	99,297
Lone Star Steakhouse & Saloon Inc	11,200	259,616

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
LookSmart Ltd *	52,500	$81,375
Magna Entertainment Corp ‘A’ * (Canada)	30,200	153,114
Mail-Well Inc *	13,600	62,696
Marcus Corp	7,300	119,720
MarineMax Inc *	9,200	178,756
MarketWatch.com Inc *	600	5,165
Martha Stewart Living Omnimedia Inc ‘A’ *	9,100	89,635
Matthews International Corp ‘A’	18,700	553,333
MAXIMUS Inc *	10,400	406,952
Maxwell Shoe Co Inc ‘A’ *	11,400	193,458
Medical Staffing Network Holdings Inc *	9,100	99,645
MemberWorks Inc *	5,200	141,284
Metro One Telecommunications Inc *	17,800	46,280
Midas Inc *	12,700	181,610
Midway Games Inc *	25,400	98,552
Monro Muffler Inc *	7,950	159,080
Mothers Work Inc *	3,100	75,640
Movado Group Inc	3,200	90,336
Movie Gallery Inc *	19,625	366,595
MPS Group Inc *	59,500	556,325
MTR Gaming Group Inc *	19,900	204,970
Multimedia Games Inc *	7,400	304,140
National Presto Industries Inc	2,400	86,760
Nautilus Group Inc	14,825	208,291
Navigant Consulting Inc *	24,000	452,640
Navigant International Inc *	12,500	173,125
Neoforma Inc *	2,200	23,408
NetFlix Inc *	7,200	393,768
NetRatings Inc *	9,400	107,442
NIC Inc *	27,300	219,219
Nu Skin Enterprises Inc ‘A’	25,300	432,377
Oakley Inc	22,500	311,400
O’Charley’s Inc *	14,300	256,685
Oneida Ltd	11,700	68,913
Oshkosh B’Gosh Inc ‘A’	6,330	135,842
Overstock.com Inc *	7,400	146,964
Oxford Industries Inc	8,400	284,592
P.F. Chang’s China Bistro Inc *	18,600	946,368
Pacific Sunwear of California Inc *	44,712	944,317
Panera Bread Co ‘A’ *	19,900	786,647
Papa John’s International Inc *	8,600	287,068
Party City Corp *	5,200	65,988
Paxson Communications Corp *	15,400	59,290
Payless Shoesource Inc *	41,500	556,100
PC Connection Inc *	1,950	16,322
PDI Inc *	5,200	139,412
Pegasus Communications Corp *	3,300	92,664
Pegasus Solutions Inc *	16,600	173,802
Penn National Gaming Inc *	23,000	530,840
Perry Ellis International Inc *	2,900	74,762
Petco Animal Supplies Inc *	22,700	691,215
Phillips-Van Heusen Corp	13,000	230,620
Pinnacle Entertainment Inc *	11,400	106,248
Playboy Enterprises Inc ‘B’ *	6,600	106,656
Playtex Products Inc *	11,100	85,803
Pre-Paid Legal Services Inc *	8,200	214,184
Priceline.com Inc *	12,849	229,997
Prime Hospitality Corp *	26,000	265,200
Primedia Inc *	76,100	215,363
Princeton Review Inc *	4,100	39,975
ProQuest Co *	14,100	415,245
Pulitzer Inc	3,700	199,800
Quiksilver Inc *	33,100	586,863
R.H. Donnelley Corp *	11,800	470,112
Raindance Communications Inc *	38,600	106,150
Rare Hospitality International Inc *	21,975	537,069
RC2 Corp *	9,900	205,425
Red Robin Gourmet Burgers Inc *	6,400	194,816
Regent Communications Inc *	13,700	86,995
Register.com Inc *	10,265	53,891
Renaissance Learning Inc *	4,000	96,320
Rent-Way Inc *	11,000	90,090
Resources Connection Inc *	15,300	417,843
Restoration Hardware Inc *	15,600	74,100
Revlon Inc ‘A’ *	10,988	24,613
Rex Stores Corp *	2,300	32,568
Right Management Consultants Inc *	14,550	271,503
Rollins Inc	10,050	226,628
Roto-Rooter Inc	5,100	235,110
Russ Berrie & Co Inc	4,700	159,330
Russell Corp	20,900	367,004
Ryan’s Family Steak Houses Inc *	21,900	331,566
Saga Communications Inc ‘A’ *	5,731	106,195
Salem Communications Corp DE ‘A’ *	4,500	122,040
Schawk Inc	3,900	53,157
School Specialty Inc *	12,600	428,526
Scientific Games Corp ‘A’ *	32,900	559,629
SCP Pool Corp *	21,662	707,914
Select Comfort Corp *	16,100	398,636
Sharper Image Corp *	4,300	140,395
Shoe Carnival Inc *	2,100	37,380
ShopKo Stores Inc *	15,600	237,900
Shuffle Master Inc *	12,800	443,136
Sinclair Broadcast Group Inc ‘A’ *	30,200	450,584
Six Flags Inc *	58,400	439,168
Skechers U.S.A. Inc ‘A’ *	14,600	118,990
SM&A *	9,800	114,660
Sohu.com Inc * (China)	12,300	369,123
Sonic Automotive Inc	14,500	332,340
Sonic Corp *	28,050	858,891
Source Interlink Cos Inc *	9,700	103,014
SOURCECORP Inc *	12,700	325,501
Spanish Broadcasting System Inc ‘A’ *	26,250	275,625
Speedway Motorsports Inc	5,900	170,628
Spherion Corp *	30,860	302,119
Stage Stores Inc *	12,200	340,380
Stamps.com Inc *	21,300	132,060
Stanley Furniture Co Inc	4,700	148,050
StarTek Inc	5,200	212,108
Stein Mart Inc *	8,800	72,512
Steinway Musical Instruments Inc *	4,500	111,150
Steven Madden Ltd *	9,700	197,880
Stewart Enterprises Inc ‘A’ *	46,700	265,256
Strayer Education Inc	7,700	837,991
Stride Rite Corp	19,200	218,496
Sturm Ruger & Co Inc	12,900	146,673
Summit America Television Inc *	10,868	42,603
Sylvan Learning Systems Inc *	25,400	731,266
Take-Two Interactive Software Inc *	26,900	774,989
TeleTech Holdings Inc *	23,000	259,900
Tetra Tech Inc *	32,018	795,967
The Advisory Board Co *	7,800	272,298
The Bombay Co Inc *	17,500	142,450
The Brink’s Co	33,500	757,435
The Buckle Inc	2,000	44,300
The Cato Corp ‘A’	8,700	178,350
The Children’s Place Retail Stores Inc *	9,600	256,608
The Finish Line Inc ‘A’ *	13,500	404,595
The J. Jill Group Inc *	8,900	113,119
The Men’s Wearhouse Inc *	21,486	537,365
The Pantry Inc *	1,200	27,240
The Pep Boys-Manny, Moe & Jack	29,900	683,813
The Sports Authority Inc *	13,064	501,658
The Steak n Shake Co *	10,760	192,066
The Topps Co Inc	18,200	186,732
The Warnaco Group Inc *	26,600	424,270
The Wet Seal Inc ‘A’ *	16,125	159,476
The Yankee Candle Co Inc *	17,700	483,741

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Thomas Nelson Inc	9,600	$185,568
THQ Inc *	27,700	468,407
TiVo Inc *	26,400	195,360
Too Inc *	25,900	437,192
Toro Co	15,200	705,280
Tractor Supply Co *	20,600	801,134
Trans World Entertainment Corp *	12,000	85,440
Triarc Cos Inc ‘B’	19,300	208,054
Tuesday Morning Corp *	9,300	281,325
Tupperware Corp	39,100	677,994
Tweeter Home Entertainment Group Inc *	10,400	98,280
Ultimate Electronics Inc *	7,500	57,225
UniFirst Corp MA	3,600	85,356
United Auto Group Inc	7,900	247,270
United Natural Foods Inc *	14,100	506,331
United Online Inc *	30,550	512,934
United Stationers Inc *	22,100	904,332
Universal Electronics Inc *	5,400	68,796
Urban Outfitters Inc *	16,200	600,210
USANA Health Sciences Inc *	6,600	201,960
Vail Resorts Inc *	13,800	234,600
ValueClick Inc *	48,600	441,288
ValueVision Media Inc ‘A’ *	9,900	165,330
Vans Inc *	12,700	144,907
Volt Information Sciences Inc *	2,400	54,240
Wackenhut Corrections Corp *	4,800	109,440
Waste Connections Inc *	21,400	808,278
Watson Wyatt & Co Holdings *	19,400	468,510
WESCO International Inc *	7,200	63,720
West Marine Inc *	8,600	239,166
Weyco Group Inc	300	10,095
Whitehall Jewellers Inc *	4,600	45,402
Wilsons The Leather Experts Inc *	17,600	61,424
Wireless Facilities Inc *	21,600	320,976
WMS Industries Inc *	14,700	385,140
Wolverine World Wide Inc	25,900	527,842
World Fuel Services Corp	6,100	207,095
World Wrestling Entertainment Inc	2,800	36,680
Young Broadcasting Inc ‘A’ *	7,700	154,309
Zale Corp *	18,000	957,601

		105,474,414

Consumer Staples - 1.81%

7-Eleven Inc *	12,000	192,600
American Italian Pasta Co ‘A’ *	12,000	502,800
Arden Group Inc ‘A’	700	54,250
Boston Beer Co Inc ‘A’ *	6,400	116,096
Casey’s General Stores Inc	29,400	519,204
Chiquita Brands International Inc *	18,100	407,793
Coca-Cola Bottling Co Consolidated	4,000	213,960
DIMON Inc	30,400	205,200
Duane Reade Inc *	18,800	318,096
Farmer Brothers Co	300	93,375
Flowers Foods Inc	18,550	478,590
Great Atlantic & Pacific Tea Co *	10,500	88,200
Green Mountain Coffee Roasters Inc *	1,840	42,357
Horizon Organic Holding Corp *	5,000	119,750
Ingles Markets Inc ‘A’	9,900	101,673
International Multifoods Corp *	15,800	284,400
Interstate Bakeries Corp	28,900	411,247
J&J Snack Foods Corp *	5,000	188,800
John B. Sanfilippo & Son Inc *	5,300	270,512
Lance Inc	19,000	285,570
Longs Drug Stores Corp	19,200	475,008
M&F Worldwide Corp *	12,700	169,672
Maui Land & Pineapple Co Inc *	1,900	65,702
Nash Finch Co	7,400	165,316
National Beverage Corp *	3,000	48,900
Nature’s Sunshine Products Inc	4,800	40,560
NBTY Inc *	31,600	848,776
Pathmark Stores Inc *	20,100	152,760
Peet's Coffee & Tea Inc *	8,200	142,762
Pilgrim's Pride Corp	4,800	78,384
Ralcorp Holdings Inc *	18,724	587,185
Riviana Foods Inc	2,800	76,692
Robert Mondavi Corp ‘A’ *	7,100	275,764
Ruddick Corp	26,400	472,560
Sanderson Farms Inc	2,400	96,720
Schweitzer-Mauduit International Inc	9,000	268,020
Seaboard Corp	100	28,200
Sensient Technologies Corp	30,000	593,100
Smart & Final Inc *	15,000	151,200
Standard Commercial Corp	5,100	102,357
Star Scientific Inc *	18,200	33,488
The Hain Celestial Group Inc *	15,100	350,471
The Penn Traffic Co *	400	12
Universal Corp VA	18,100	799,477
Vector Group Ltd	17,934	292,683
Weis Markets Inc	5,800	210,541
Wild Oats Markets Inc *	17,800	230,155

		11,650,938

Energy - 3.43%

Arch Coal Inc	33,200	1,034,844
Atwood Oceanics Inc *	6,700	213,998
Berry Petroleum Co ‘A’	6,000	121,500
Cabot Oil & Gas Corp	16,500	484,275
Cal Dive International Inc *	26,600	641,326
CARBO Ceramics Inc	7,400	379,250
Cimarex Energy Co *	31,600	843,404
Clayton Williams Energy Inc *	3,400	98,838
Comstock Resources Inc *	17,700	341,610
Denbury Resources Inc *	29,000	403,390
Dril-Quip Inc *	2,800	45,640
Encore Acquisition Co *	2,600	64,090
Energy Partners Ltd *	20,100	279,390
Evergreen Resources Inc *	23,800	773,738
Forest Oil Corp *	32,800	937,096
Frontier Oil Corp	18,200	313,404
FuelCell Energy Inc *	22,500	292,500
Global Industries Ltd *	50,200	258,530
Global Power Equipment Group Inc *	12,800	85,504
Grey Wolf Inc *	134,800	504,152
Gulf Island Fabrication Inc *	3,700	63,011
Hanover Compressor Co *	27,000	301,050
Harvest Natural Resources Inc *	31,000	308,450
Holly Corp	7,800	214,500
Horizon Offshore Inc *	23,200	102,080
Hydril Co *	10,300	246,479
Input/Output Inc *	27,800	125,378
KFX Inc *	25,500	192,525
Lufkin Industries Inc	4,500	129,555
Magnum Hunter Resources Inc *	35,000	332,850
Massey Energy Co	38,000	790,400
Matrix Service Co *	12,200	221,430
McMoRan Exploration Co *	11,200	210,000
Meridian Resource Corp *	23,400	138,996
Newpark Resources Inc *	37,800	181,062
Nuevo Energy Co *	12,800	309,376
Oceaneering International Inc *	11,700	327,600
Oil States International Inc *	10,100	140,794
Parker Drilling Co *	66,200	168,810
Patina Oil & Gas Corp	18,950	928,360
Penn Virginia Corp	3,800	211,470
Petroleum Development Corp *	13,600	322,320
Plains Exploration & Production Co *	18,510	284,869
Plains Resources Inc *	11,300	181,365
Plug Power Inc *	19,000	137,750

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Prima Energy Corp *	7,250	$254,910
Quicksilver Resources Inc *	8,700	281,010
Range Resources Corp *	28,700	271,215
Remington Oil & Gas Corp *	12,200	240,218
Resource America Inc ‘A’	7,100	106,500
RPC Inc	5,200	57,148
Seacor Smit Inc *	8,850	371,966
Spinnaker Exploration Co *	12,500	403,375
St. Mary Land & Exploration Co	21,300	607,050
Stone Energy Corp *	16,851	715,325
Superior Energy Services Inc *	23,700	222,780
Swift Energy Co *	14,700	247,695
Tesoro Petroleum Corp *	32,900	479,353
Tetra Technologies Inc *	13,850	335,724
The Houston Exploration Co *	6,600	241,032
Tom Brown Inc *	27,400	883,650
TransMontaigne Inc *	9,000	58,050
Unit Corp *	21,400	503,970
Universal Compression Holdings Inc *	7,700	201,432
Veritas DGC Inc *	18,900	198,072
Vintage Petroleum Inc	37,400	449,922
Westmoreland Coal Co *	1,800	31,500
W-H Energy Services Inc *	19,700	319,140

		22,167,996

Financial Services - 19.87%

1st Source Corp	6,122	131,684
21st Century Insurance Group	12,000	165,000
ABC Bancorp	3,000	47,910
Acadia Realty Trust	13,200	165,000
Accredited Home Lenders Holding Co *	7,500	229,500
Advanta Corp ‘B’	16,100	204,792
Advent Software Inc *	18,200	317,226
Affiliated Managers Group Inc *	12,500	869,875
Alabama National Bancorp	4,800	252,240
Alexander's Inc *	600	74,796
Alexandria Real Estate Equities Inc	13,800	799,020
Alfa Corp	16,400	210,904
Allegiant Bancorp Inc	12,100	339,405
Allmerica Financial Corp *	31,500	969,255
AMCORE Financial Inc	18,900	510,678
American Home Mortgage Investment Corp	14,322	322,393
American Land Lease Inc	5,000	99,750
American Mortgage Acceptance Co	8,100	132,030
American National Bankshares Inc VA	2,400	63,552
American Physicians Capital Inc *	6,900	126,960
AmericanWest Bancorp *	2,600	59,280
AmerUs Group Co	24,500	856,765
AMLI Residential Properties Trust	13,400	359,120
Anchor Bancorp Wisconsin Inc	12,400	308,760
Anthracite Capital Inc	32,900	364,203
Anworth Mortgage Asset Corp	21,000	292,530
Argonaut Group Inc *	18,000	279,720
Arrow Financial Corp	3,123	86,726
Associated Estates Realty Corp	8,500	62,135
Baldwin & Lyons Inc ‘B’	4,400	123,464
BancFirst Corp	1,800	105,664
BancTrust Financial Group Inc	900	14,418
Bank Mutual Corp	27,147	309,204
Bank of Granite Corp	6,450	140,481
Bank of the Ozarks Inc	10,600	238,606
BankAtlantic Bancorp Inc ‘A’	31,600	600,400
Bankrate Inc *	5,600	69,328
BankUnited Financial Corp ‘A’ *	21,600	557,064
Banner Corp	8,100	203,715
Barra Inc	10,000	354,900
Bay View Capital Corp *	33,380	71,433
Bedford Property Investors Inc	9,700	277,711
Berkshire Hills Bancorp Inc	4,200	152,040
Boston Private Financial Holdings Inc	15,800	392,472
Boykin Lodging Co	13,800	126,270
Brandywine Realty Trust	20,900	559,493
Brookline Bancorp Inc	42,742	655,662
Bryn Mawr Bank Corp	3,600	88,164
BSB Bancorp Inc	7,400	292,300
C&F Financial Corp	2,600	103,220
Camco Financial Corp	6,500	112,645
Camden National Corp	2,700	81,972
Capital Automotive REIT	18,600	595,200
Capital City Bank Group Inc	4,125	189,709
Capital Corp of the West *	4,100	162,524
Capitol Bancorp Ltd	3,100	88,040
Capstead Mortgage Corp	11,400	191,292
Cascade Bancorp	12,800	246,528
Cash America International Inc	21,600	457,488
Cathay General Bancorp	14,974	833,752
Cavalry Bancorp Inc	500	8,785
CB Bancshares Inc	2,837	180,150
CCBT Financial Cos Inc	4,100	143,295
CCC Information Services Group *	9,362	158,218
Center Bancorp Inc	6,700	131,722
Center Financial Corp	5,200	141,700
Central Coast Bancorp *	4,242	76,950
Central Pacific Financial Corp	7,500	225,300
Century Bancorp Inc MA ‘A’	3,000	106,380
CFS Bancorp Inc	5,000	74,200
Charter Financial Corp GA	700	26,089
CharterMac	32,000	676,160
Chemical Financial Corp	14,172	515,719
Chittenden Corp	24,314	817,923
Citizens Banking Corp MI	31,000	1,014,320
Citizens First Bancorp Inc	3,000	68,400
Citizens Inc *	11,422	107,712
Citizens South Banking Corp	8,700	121,365
City Bank Lynnwood WA	3,600	117,000
City Holding Co	12,906	451,710
CNA Surety Corp *	4,900	46,599
CNB Financial Corp PA	1,000	42,080
Coastal Bancorp Inc	4,100	168,551
Coastal Financial Corp	5,445	96,050
CoBiz Inc	3,550	65,391
Colonial Properties Trust	9,400	372,240
Columbia Bancorp	2,900	92,655
Columbia Bancorp OR	7,900	136,275
Columbia Banking Systems Inc	10,625	230,138
Commerce Group Inc	14,000	553,000
Commercial Bankshares Inc FL	600	20,136
Commercial Capital Bancorp Inc *	7,200	154,152
Commercial Federal Corp	28,000	747,880
Commercial Net Lease Realty Inc	24,400	434,320
Community Bank System Inc	7,900	387,100
Community Banks Inc	7,499	294,786
Community First Bankshares Inc	26,600	769,804
Community Trust Bancorp Inc	7,150	215,930
CompuCredit Corp *	5,700	121,296
Connecticut Bancshares Inc DE	8,600	443,244
Cornerstone Realty Income Trust Inc	28,400	248,784
Corporate Office Properties Trust	14,300	300,300
Correctional Properties Trust	8,200	236,160
Corus Bankshares Inc	7,600	239,856
Crawford & Co ‘B’	11,100	78,366
Credit Acceptance Corp *	4,500	68,850
Criimi MAE Inc *	8,700	90,741
CVB Financial Corp	18,586	358,516
Delphi Financial Group ‘A’	15,960	574,560
Digital Insight Corp *	21,600	537,840
Dime Community Bancshares Inc	15,650	481,394
East West Bancorp Inc	16,300	874,984

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Eastern Virginia Bankshares Inc	800	$23,065
EastGroup Properties Inc	9,400	304,372
eFunds Corp *	34,900	605,515
Electro Rent Corp *	5,900	78,706
E-Loan Inc *	34,600	103,108
EMC INS Group Inc	100	2,114
Entertainment Properties Trust	14,200	492,882
Equity Inns Inc	31,800	287,790
Equity One Inc	16,100	271,768
ESB Financial Corp	1,000	16,390
eSpeed Inc ‘A’ *	15,100	353,491
Essex Property Trust Inc	13,300	854,126
Euronet Worldwide Inc *	12,300	221,400
EverTrust Financial Group Inc	4,400	140,096
Exchange National Bancshares Inc	1,050	37,958
Farmers Capital Bank Corp	1,900	64,619
FBL Financial Group Inc ‘A’	4,228	109,082
Federal Agriculture Mortgage Corp ‘C’ *	2,900	92,684
FelCor Lodging Trust Inc *	32,600	361,208
FFLC Bancorp Inc	700	20,125
Fidelity Bankshares Inc	6,900	216,660
Financial Federal Corp *	12,000	366,600
Financial Industries Corp *	6,700	94,470
Financial Institutions Inc	2,800	79,044
First Albany Cos Inc	6,300	88,452
First Bancorp NC	3,400	106,794
First Busey Corp	4,300	116,100
First Charter Corp	14,800	289,340
First Citizens Banc Corp	3,600	102,240
First Citizens BancShares Inc ‘A’	3,600	437,508
First Commonwealth Financial Corp	35,244	502,579
First Community Bancorp CA	10,000	361,400
First Community Banshares Inc VA	4,248	140,864
First Defiance Financial Corp	2,600	69,290
First Essex Bancorp Inc	4,900	284,886
First Federal Capital Corp	8,900	200,428
First Federal Financial Corp of Kentucky	500	12,575
First Financial Bancorp	15,542	247,895
First Financial Bankshares Inc	6,687	278,848
First Financial Corp IN	7,000	210,070
First Financial Holdings Inc	8,000	250,080
First Indiana Corp	5,450	102,188
First Industrial Realty Trust Inc	24,700	833,625
First M & F Corp	700	26,530
First Merchants Corp	8,906	227,281
First National Corp	4,000	120,040
First Niagara Financial Group Inc	51,651	770,116
First Oak Brook Bancshares Inc	1,500	45,015
First Place Financial Corp OH	4,100	80,073
First Republic Bank	9,300	332,940
First Sentinel Bancorp Inc	11,800	248,508
First South Bancorp Inc VA	1,600	58,400
First State Bancorp	6,100	211,975
First United Corp	1,500	36,555
Firstbank Corp MI	4,935	153,775
FirstFed America Bancorp	13,204	343,700
FirstFed Financial Corp *	10,100	439,350
Flag Financial Corp	700	9,030
Flagstar Bancorp Inc	16,900	361,998
FloridaFirst Bancorp Inc	5,300	175,430
Flushing Financial Corp	11,625	212,505
FMS Financial Corp	500	9,000
FNB Corp NC	4,100	86,838
FNB Corp VA	3,000	89,100
Foothill Independent Bancorp	5,100	120,666
Franklin Financial Corp TN	500	15,360
Fremont General Corp	38,200	645,962
Frontier Financial Corp	7,400	245,384
GA Financial Inc	3,700	128,501
Gabelli Asset Management Inc ‘A’	5,000	199,000
Gables Residential Trust	20,800	722,592
GATX Corp	26,700	747,066
GB&T Bancshares Inc	700	16,541
German American Bancorp	3,109	54,408
Getty Realty Corp	8,100	211,815
Glacier Bancorp Inc	8,700	281,880
Gladstone Capital Corp	9,800	219,030
Glenborough Realty Trust Inc	16,000	319,200
Glimcher Realty Trust Inc	20,600	461,028
Gold Banc Corp Inc	25,100	352,906
Great American Financial Resources Inc	3,850	62,447
Great Lakes REIT Inc	14,500	227,650
Great Southern Bancorp Inc	2,700	125,199
Greater Bay Bancorp	37,000	1,053,760
Greater Community Bancorp	307	5,210
Greene County Bancshares Inc	1,900	44,232
Hancock Holding Co	10,500	572,985
Hanmi Financial Corp	2,600	51,402
Harbor Florida Bancshares Inc	12,200	362,462
Harleysville Group Inc	23,100	459,459
Harleysville National Corp	13,868	417,427
Hawthorne Financial Corp *	4,800	134,304
Health Care REIT Inc	36,700	1,321,200
HealthExtras Inc *	11,200	150,080
Heartland Financial USA Inc	5,850	108,810
Heritage Commerce Corp *	10,600	129,850
Heritage Financial Corp	1,100	24,068
Heritage Property Investment Trust	9,100	258,895
Highwoods Properties Inc	39,340	999,236
Hilb Rogal & Hamilton Co	19,300	618,951
Home Properties of NY Inc	17,700	714,903
Homestore Inc *	57,200	270,556
Horace Mann Educators Corp	26,300	367,411
Horizon Financial Corp	8,100	141,831
Hudson River Bancorp	7,300	284,919
Humboldt Bancorp	12,100	211,992
Hypercom Corp *	12,600	59,976
IBERIABANK Corp	5,800	342,200
IBT Bancorp Inc PA	500	29,615
IMPAC Mortgage Holdings Inc	32,400	590,004
Independence Holding Co	1,700	40,664
Independent Bank Corp MA	8,800	253,616
Independent Bank Corp MI	12,051	341,766
Infinity Property & Casualty Corp	9,200	304,060
Innkeepers USA Trust	14,000	117,180
Integra Bank Corp	8,000	175,815
Intelidata Technologies Corp *	18,400	30,360
InterCept Inc *	11,900	134,351
Interchange Financial Services Corp NJ	5,050	127,765
Investment Technology Group Inc *	29,400	474,810
Investors Real Estate Trust	16,300	161,370
iPayment Inc *	3,800	129,200
Irwin Financial Corp	11,500	361,100
Itla Capital Corp *	2,300	115,230
John H. Harland Co	21,400	584,220
Kansas City Life Insurance Co	1,600	73,920
Keystone Property Trust	16,700	368,903
Kilroy Realty Corp	19,400	635,350
Klamath First Bancorp Inc	5,400	143,316
Knight Trading Group Inc *	50,200	734,928
Koger Equity Inc	16,700	349,531
Kramont Realty Trust	8,800	159,280
Kronos Inc MA *	18,412	729,299
La Quinta Corp *	62,900	403,189
Lakeland Bancorp Inc	5,798	93,117
Lakeland Financial Corp	2,700	95,364
LandAmerica Financial Group Inc	13,600	710,736
LaSalle Hotel Properties	17,600	326,480

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Lexington Corporate Properties Trust	24,200	$488,598
LNB Bancorp Inc	3,200	64,960
Local Financial Corp *	13,150	274,046
LSB Bancshares Inc	4,400	76,560
LTC Properties Inc	6,900	101,706
Macatawa Bank Corp	4,305	121,875
MAF Bancorp Inc	20,461	857,316
Main Street Banks Inc	5,400	143,100
MainSource Financial Group Inc	3,224	98,865
Manufactured Home Communities Inc	11,300	425,445
MASSBANK Corp	3,600	153,360
MB Financial Inc	9,750	354,900
MBT Financial Corp	5,954	98,301
MCG Capital Corp	16,200	315,900
McGrath RentCorp	6,400	174,400
Medallion Financial Corp	16,200	153,738
Mercantile Bank Corp	6,100	222,650
Mercantile Bankshares Corp	1	46
Merchants Bancshares Inc	3,600	109,980
MeriStar Hospitality Corp *	27,000	175,770
Metris Cos Inc *	24,300	107,892
MFA Mortgage Investments Inc	34,300	334,425
Mid-America Apartment Communities Inc	13,300	446,614
Mid-State Bancshares	18,900	480,816
Midwest Banc Holdings Inc	7,500	166,875
Mission West Properties Inc	4,500	58,275
MutualFirst Financial Inc	4,100	103,894
Nara Bancorp Inc	7,600	207,480
NASB Financial Inc	400	16,764
National Bankshares Inc VA	900	44,433
National Health Investors Inc	18,100	450,328
National Health Realty Inc	3,200	63,040
National Penn Bancshares Inc	12,639	405,965
National Processing Inc *	1,900	44,745
National Western Life Insurance ‘A’ *	1,100	170,335
Nationwide Health Properties Inc	42,700	834,785
Navigators Group Inc *	6,000	185,220
NBC Capital Corp	3,441	91,771
NBT Bancorp Inc	16,695	357,941
NCO Group Inc *	9,300	211,761
NDCHealth Corp	21,500	550,830
NetBank Inc	34,300	457,905
New Century Financial Corp	20,650	819,186
Newcastle Investment Corp	12,700	344,170
Northern States Financial Corp	200	5,782
Northwest Bancorp Inc	3,300	70,488
NovaStar Financial Inc	15,000	644,400
NYMAGIC Inc	2,400	65,808
Oak Hill Financial Inc	3,200	98,592
OceanFirst Financial Corp	5,555	150,874
Ocwen Financial Corp *	13,500	119,610
Ohio Casualty Corp *	40,700	706,552
Old Second Bancorp Inc	3,633	179,834
Omega Financial Corp	4,000	153,960
Omega Healthcare Investors Inc	3,500	32,655
Oriental Financial Group Inc	5,830	149,831
PAB Bankshares Inc	800	12,432
Pacific Capital Bancorp	24,766	911,884
Pacific Union Bank	3,800	97,014
Parkvale Financial Corp	2,200	59,070
Parkway Properties Inc MD	4,900	203,840
Partners Trust Financial Group Inc	1,400	47,600
Patriot Bank Corp	5,600	160,216
Peapack-Gladstone Financial Corp	3,520	109,120
Penn-America Group Inc	8,200	108,814
PennFed Financial Services Inc	3,394	113,699
PennRock Financial Services Corp	3,969	123,357
Penns Woods Bancorp Inc	2,640	123,288
Pennsylvania REIT	22,742	825,535
Peoples Bancorp Inc OH	4,095	120,843
PFF Bancorp Inc	7,980	289,514
Philadelphia Consolidated Holding Corp *	10,400	507,832
PICO Holdings Inc *	5,300	83,051
PMA Capital Corp ‘A’	26,900	137,728
Portal Software Inc *	17,620	118,583
Portfolio Recovery Associates Inc *	10,100	268,155
Post Properties Inc	23,400	653,328
Prentiss Properties Trust	20,000	659,800
Presidential Life Corp	12,900	169,764
PRG-Schultz International Inc *	35,050	171,745
Price Legacy Corp *	10,600	40,386
PrivateBancorp Inc	5,350	243,532
ProAssurance Corp *	16,050	516,008
Prosperity Bancshares Inc	10,000	225,200
Provident Bancorp Inc	1,700	79,900
Provident Bankshares Corp	17,495	515,053
Provident Financial Holdings Inc	3,800	137,826
Provident Financial Services Inc	30,300	572,670
PS Business Parks Inc	6,200	255,812
Quaker City Bancorp Inc	4,275	199,001
R&G Financial Corp ‘B’	14,600	581,080
RAIT Investment Trust	15,800	404,480
Ramco-Gershenson Properties Trust	9,868	279,264
Reckson Associates Realty Corp	30,900	750,870
Redwood Trust Inc	8,600	437,310
Republic Bancorp Inc KY ‘A’	5,000	97,700
Republic Bancorp Inc MI	42,411	572,122
Republic Bancshares Inc	8,000	251,760
Resource Bankshares Corp VA	4,050	127,696
Rewards Network Inc *	15,200	162,032
Riggs National Corp Washington DC	12,400	204,972
RLI Corp	10,400	389,584
Royal Bancshares of Pennsylvania ‘A’	2,438	62,169
S&T Bancorp Inc	20,400	609,960
S1 Corp *	51,718	416,330
Safety Insurance Group Inc	2,300	39,353
Sanders Morris Harris Group Inc	11,800	146,320
Sandy Spring Bancorp Inc	11,950	446,930
Santander BanCorp	1,969	47,945
Saul Centers Inc	5,500	157,685
Saxon Capital Inc *	21,900	458,805
Seacoast Banking Corp of Florida	9,710	168,566
Seacoast Financial Services Corp	20,000	548,200
Second Bancorp Inc	6,600	174,240
Security Bank Corp	1,200	37,800
Selective Insurance Group	19,900	643,964
Senior Housing Properties Trust	26,400	454,872
Shore Bancshares Inc	1,600	60,944
Sierra Bancorp	200	3,136
Silicon Valley Bancshares *	21,300	768,291
Simmons First National Corp ‘A’	6,800	189,720
Sizeler Property Investors Inc	11,700	125,307
SL Green Realty Corp	16,600	681,430
Sotheby's Holdings Inc ‘A’ *	26,600	363,356
Sound Federal Bancorp Inc	4,000	62,360
SoundView Technology Group Inc *	13,220	204,778
Southern Financial Bancorp Inc	5,170	222,672
Southside Bancshares Inc	6,720	124,320
Southwest Bancorp Inc OK	9,200	164,496
Southwest Bancorp of Texas Inc	20,600	800,310
Sovran Self Storage Inc	6,800	252,620
State Auto Financial Corp	5,600	130,984
State Bancorp Inc	3,295	79,937
State Financial Services Corp ‘A’	4,400	116,864
Staten Island Bancorp Inc	33,600	756,000
Sterling Bancorp NY	10,295	293,408
Sterling Bancshares Inc TX	32,150	428,560
Sterling Financial Corp PA	8,825	244,894

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Sterling Financial Corp WA *	10,470	$358,388
Stewart Information Services Corp	13,000	527,150
Suffolk Bancorp	5,700	196,821
Summit Bancshares Inc TX	4,400	122,584
Summit Properties Inc	11,900	285,838
Sun Bancorp Inc NJ *	5,375	141,900
Sun Bancorp Inc PA	2,800	53,088
Sun Communities Inc	10,900	421,830
Susquehanna Bancshares Inc	29,000	725,290
SWS Group Inc	7,330	130,474
SY Bancorp Inc	5,400	111,024
Tanger Factory Outlet Centers Inc	6,800	276,760
Taubman Centers Inc	33,300	685,980
Taylor Capital Group Inc	100	2,663
Texas Regional Bancshares Inc ‘A’	17,399	643,763
The Enstar Group Inc *	600	28,231
The First of Long Island Corp	1,100	47,300
The Midland Co	2,200	51,964
The Peoples Holdings Co	4,146	136,818
The Phoenix Cos Inc	67,400	811,496
The South Financial Group Inc	38,087	1,061,104
The Town & Country Trust	6,700	169,845
The Trust Co of New Jersey	9,600	380,928
TheStreet.com Inc *	2,000	8,240
TierOne Corp *	17,700	406,392
Tompkins Trustco Inc	4,290	197,554
TradeStation Group Inc *	11,100	98,346
Triad Guaranty Inc *	5,600	281,960
Trico Bancshares	4,800	151,488
Troy Financial Corp	5,300	185,500
TrustCo Bank Corp NY	54,508	716,780
U.S. Restaurants Properties Inc	19,300	328,872
UCBH Holdings Inc	30,000	1,169,100
UICI *	29,500	391,760
UMB Financial Corp	12,141	577,183
Umpqua Holdings Corp	22,738	472,723
Union Bankshares Corp	4,000	122,000
United Community Banks Inc GA	9,000	296,100
United Community Financial Corp OH	27,300	311,493
United Fire & Casualty Co	3,000	121,080
United Mobile Homes Inc	600	10,206
United National Bancorp NJ	14,368	513,369
United PanAm Financial Corp *	4,500	75,195
United Rentals Inc *	32,700	629,802
United Security Bancshares Inc AL	2,200	63,690
United Security Bancshares Inc CA	200	5,456
Universal American Financial Corp *	22,200	220,002
Universal Health Realty Income Trust	4,700	141,470
Unizan Financial Corp	18,507	374,767
Urstadt Biddle Properties Inc ‘A’	7,900	111,785
USB Holding Co Inc	5,642	109,398
USI Holdings Corp *	8,800	114,840
Value Line Inc	300	14,970
Ventas Inc	46,400	1,020,800
Virginia Commerce Bancorp Inc *	500	16,015
Virginia Financial Group Inc	3,743	132,951
W Holding Co Inc	39,780	740,306
Warwick Community Bancorp Inc	3,400	116,960
Washington REIT	22,300	651,160
Washington Trust Bancorp Inc	6,200	162,440
Wayne Bancorp Inc OH	5,355	144,210
Waypoint Financial Corp	23,255	504,401
WesBanco Inc	10,100	279,669
West Bancorp Inc	6,200	107,260
West Coast Bancorp OR	10,400	221,936
Westcorp Inc	6,406	234,139
Western Sierra Bancorp *	4,245	199,515
Westfield Financial Inc	2,200	52,272
WFS Financial Inc *	6,137	260,577
Willow Grove Bancorp Inc	9,500	168,721
Winston Hotels Inc	15,900	162,181
Wintrust Financial Corp	14,000	631,401
World Acceptance Corp *	11,400	226,975
WSFS Financial Corp	4,500	201,826
Yadkin Valley Bank & Trust Co	1,800	30,781
Yardville National Bancorp	7,200	185,329
Zenith National Insurance Corp	6,900	224,596

		128,291,860

Health Care - 11.47%

aaiPharma Inc *	9,800	246,176
Abgenix Inc *	55,800	695,268
Able Laboratories Inc *	12,900	233,103
Accredo Health Inc *	30,500	964,105
ACLARA BioSciences Inc *	7,300	26,645
Adolor Corp *	23,100	462,462
Advanced Medical Optics Inc *	17,200	337,980
Advanced Neuromodulation Systems Inc *	13,750	632,225
Aksys Ltd *	18,900	166,887
Alaris Medical Systems Inc *	10,200	155,142
Albany Molecular Research Inc *	22,800	342,456
Alexion Pharmaceuticals Inc *	11,400	194,028
Align Technology Inc *	32,400	535,248
Alkermes Inc *	42,200	569,700
Alliance Imaging Inc *	4,100	15,170
Allscripts Healthcare Solutions Inc *	22,700	120,764
Alpharma Inc ‘A’	23,300	468,330
Alteon Inc *	37,300	58,561
American Healthways Inc *	19,500	465,465
American Medical Security Group Inc *	4,500	100,890
American Medical Systems Holdings Inc *	14,100	307,380
AMERIGROUP Corp *	16,000	682,400
AmSurg Corp *	13,200	500,148
Antigenics Inc *	13,900	157,348
Aphton Corp *	14,600	87,600
Applera Corp-Celera Genomics Group *	45,599	634,282
Arena Pharmaceuticals Inc *	9,800	60,760
Ariad Pharmaceuticals Inc *	23,800	177,310
Arrow International Inc	11,600	289,768
ArthroCare Corp *	12,200	298,900
Aspect Medical Systems Inc *	1,900	21,679
AtheroGenics Inc *	26,700	399,165
Atrix Labs Inc *	15,600	375,024
Avant Immunotherapeutics Inc *	57,800	158,372
AVI BioPharma Inc *	14,100	57,387
Bentley Pharmaceuticals Inc *	5,600	74,480
Beverly Enterprises Inc *	52,800	453,552
Biolase Technology Inc *	13,300	220,780
BioMarin Pharmaceuticals Inc *	40,900	317,752
Biopure Corp *	23,100	54,978
BioReliance Corp *	1,400	66,948
Biosite Inc *	8,500	246,075
Bone Care International Inc *	3,092	39,392
Bradley Pharmaceuticals Inc *	6,100	155,123
Bruker BioSciences Corp *	8,800	40,040
Candela Corp *	6,300	114,534
Cantel Medical Corp *	1,400	22,666
Cardiac Science Inc *	39,800	158,802
CardioDynamics International Corp *	26,500	158,205
Cell Genesys Inc *	17,900	231,626
Cell Therapeutics Inc *	16,200	140,940
Centene Corp *	13,850	387,938
Cepheid Inc *	19,200	183,936
Cerner Corp *	17,400	658,590
Cerus Corp *	10,300	46,762
Chattem Inc *	10,800	193,320
Cholestech Corp *	5,000	38,150
Chronimed Inc *	9,000	76,320

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND SMALL-CAP INDEX PORTFOLIO Schedule of Investments (Continued) December 31, 2003
	Shares	Value
Cima Labs Inc *	9,800	$319,676
Ciphergen Biosystems Inc *	15,200	170,848
Closure Medical Corp *	5,100	173,043
Collagenex Pharmaceuticals Inc *	6,500	72,865
Columbia Laboratories Inc *	18,100	114,030
Computer Programs & Systems Inc	5,600	112,672
Conceptus Inc *	14,800	157,176
CONMED Corp *	22,250	529,550
Connetics Corp *	22,000	399,520
Cooper Cos Inc	19,300	909,609
Corixa Corp *	37,510	226,560
CorVel Corp *	2,300	86,480
Covance Inc *	39,000	1,045,200
CryoLife Inc *	10,350	59,823
CTI Molecular Imaging Inc *	16,700	282,397
Cubist Pharmaceuticals Inc *	31,200	379,392
CuraGen Corp *	19,000	139,270
Curative Health Services Inc *	7,200	99,360
CV Therapeutics Inc *	21,400	313,724
Cyberonics Inc *	14,500	464,145
Cytyc Corp *	72,000	990,720
D&K Healthcare Resources Inc	6,500	88,140
Dade Behring Holdings Inc *	29,500	1,054,330
Datascope Corp	6,900	247,365
Decode Genetics Inc * (Iceland)	37,600	307,944
Dendreon Corp *	6,500	52,390
Diagnostic Products Corp	12,200	560,102
Digene Corp *	8,100	324,810
Discovery Laboratories Inc *	18,300	191,967
Diversa Corp *	10,100	93,425
DJ Orthopedics Inc *	1,000	26,800
Dov Pharmaceutical Inc *	7,300	98,331
Durect Corp *	28,400	73,272
DVI Inc *	11,000	440
Dynacq Healthcare Inc *	4,800	36,864
Eclipsys Corp *	22,500	261,900
Encysive Pharmaceuticals Inc *	35,100	314,145
Enzo Biochem Inc *	11,602	207,792
Enzon Pharmaceuticals Inc *	33,800	405,600
Epix Medical Inc *	9,300	151,404
eResearch Technology Inc *	19,350	491,877
Esperion Therapeutics Inc *	24,500	847,945
Exact Sciences Corp *	14,700	148,764
Exactech Inc *	4,600	67,850
Exelixis Inc *	25,100	177,708
First Horizon Pharmaceutical Corp *	10,500	117,600
Gene Logic Inc *	16,200	84,078
Genencor International Inc *	2,500	39,375
Genesis HealthCare Corp *	9,100	207,298
Gen-Probe Inc *	30,500	1,112,335
Genta Inc *	25,600	266,496
Gentiva Health Services Inc *	19,200	242,688
Geron Corp *	25,800	257,226
GTC Biotherapeutics Inc *	4,600	14,674
Guilford Pharmaceuticals Inc *	16,400	111,192
Haemonetics Corp MA *	10,100	241,289
Hanger Orthopedic Group Inc *	9,700	151,029
Healthcare Services Group Inc	8,510	164,158
Hi-Tech Pharmacal Co Inc *	3,700	86,950
Hollis-Eden Pharmaceuticals Inc *	9,500	104,595
Hologic Inc *	13,500	233,955
Hooper Holmes Inc	25,600	158,208
ICU Medical Inc *	7,300	250,244
IDX Systems Corp *	14,100	378,162
IGEN International Inc *	11,100	653,901
ILEX Oncology Inc *	24,400	518,500
Immucor Inc *	13,725	279,853
ImmunoGen Inc *	22,900	115,645
Immunomedics Inc *	22,100	100,776
IMPAC Medical Systems Inc *	4,500	115,020
Impax Laboratories Inc *	16,100	231,679
INAMED Corp *	16,500	792,990
Incyte Inc *	56,300	385,092
Indevus Pharmaceuticals Inc *	23,000	135,470
Inspire Pharmaceuticals Inc *	14,700	208,152
Integra LifeSciences Holdings Corp *	13,400	383,642
InterMune Inc *	13,500	312,660
Interpore International Inc *	12,600	163,800
Intuitive Surgical Inc *	18,200	311,038
Invacare Corp	16,200	653,994
Inveresk Research Group Inc *	17,600	435,248
Inverness Medical Innovations Inc *	5,200	113,256
Isis Pharmaceuticals Inc *	24,300	157,950
i-STAT Corp *	13,600	208,080
Kensey Nash Corp *	5,500	127,875
Kindred Healthcare Inc *	8,700	452,226
KOS Pharmaceuticals Inc *	7,000	301,280
Kosan Biosciences Inc *	5,500	54,230
KV Pharmaceutical Co ‘A’ *	19,850	506,175
Kyphon Inc *	11,900	295,477
La Jolla Pharmaceutical Co *	22,200	95,238
LabOne Inc *	5,400	175,338
Landauer Inc	6,000	244,680
Lannett Co Inc *	3,100	52,111
Laserscope *	10,500	163,695
Lexicon Genetics Inc TX *	24,000	141,360
LifePoint Hospitals Inc *	27,000	795,150
Ligand Pharmaceuticals Inc ‘B’ *	35,000	514,150
Luminex Corp *	6,900	64,722
Martek Biosciences Corp *	13,600	883,592
Matria Healthcare Inc *	6,408	135,401
Maxygen Inc *	11,000	116,930
Medarex Inc *	44,900	279,727
Medical Action Industries Inc *	6,300	117,873
Medicines Co *	26,400	777,744
MedQuist Inc *	4,016	64,497
Mentor Corp MN	29,500	709,770
Meridian Bioscience Inc	9,600	100,128
Merit Medical Systems Inc *	15,465	344,258
MGI Pharma Inc *	19,500	802,425
MIM Corp *	14,900	104,747
Molecular Devices Corp *	8,700	165,213
Myriad Genetics Inc *	14,000	180,040
Nabi Biopharmaceuticals *	31,800	404,178
National Healthcare Corp *	2,800	55,720
NeighborCare Inc *	18,200	359,450
Nektar Therapeutics *	33,700	458,657
Neopharm Inc *	11,727	214,839
Neose Technologies Inc *	10,700	98,440
Noven Pharmaceuticals Inc *	12,500	190,125
Novoste Corp *	5,300	25,387
NPS Pharmaceuticals Inc *	18,400	565,616
Nuvelo Inc *	30,800	106,876
Ocular Sciences Inc *	9,700	278,487
Odyssey HealthCare Inc *	23,350	683,221
Omnicell Inc *	6,500	105,300
Onyx Pharmaceuticals Inc *	21,600	609,768
Option Care Inc *	11,150	119,082
OraSure Technologies Inc *	31,200	248,352
Orthodontic Centers of America Inc *	29,800	239,890
Orthologic Corp *	26,400	161,832
OSI Pharmaceuticals Inc *	24,500	789,145
Osteotech Inc *	11,300	99,440
Owens & Minor Inc	18,700	409,717
Pain Therapeutics Inc *	22,800	158,460
Palatin Technologies Inc *	15,000	37,500
Parexel International Corp *	17,300	281,298
Pediatrix Medical Group Inc *	14,700	809,823

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Penwest Pharmaceuticals Co *	13,500	$233,280
Peregrine Pharmaceuticals Inc *	89,000	196,690
Perrigo Co	46,400	729,408
Per-Se Technologies Inc *	17,766	271,109
Pharmacopeia Inc *	12,300	174,783
PolyMedica Corp	9,400	247,314
Possis Medical Inc *	7,600	150,100
Pozen Inc *	13,800	140,760
Praecis Pharmaceuticals Inc *	31,300	201,572
Priority Healthcare Corp ‘B’ *	25,300	609,983
Progenics Pharmaceuticals Inc *	2,600	49,036
Province Healthcare Co *	27,650	442,400
PSS World Medical Inc *	49,800	601,086
Quality Systems Inc *	2,600	115,934
Quidel Corp *	9,800	106,036
Regeneration Technologies Inc *	19,300	211,528
Regeneron Pharmaceuticals Inc *	17,800	261,838
RehabCare Group Inc *	10,300	218,978
Repligen Corp *	13,900	60,743
Retractable Technologies Inc *	800	4,816
Salix Pharmaceuticals Ltd *	9,300	210,831
Savient Pharmaceuticals Inc *	47,000	216,670
SciClone Pharmaceuticals Inc *	25,700	174,246
Seattle Genetics Inc WA *	17,400	149,292
Select Medical Corp	30,200	491,656
Serologicals Corp *	15,800	293,880
SFBC International Inc *	4,100	108,896
Sierra Health Services Inc *	15,300	419,985
Sirna Therapeutics Inc *	1,771	9,209
Sola International Inc *	11,400	214,320
SonoSite Inc *	10,100	216,544
Specialty Laboratories Inc *	3,100	52,049
STAAR Surgical Co *	12,300	138,498
Sunrise Senior Living Inc *	13,400	519,116
SuperGen Inc *	22,300	245,300
SurModics Inc *	9,400	224,660
Sybron Dental Specialties Inc *	23,232	652,819
Synovis Life Technologies Inc *	8,400	170,856
Tanox Inc *	18,400	273,240
Techne Corp *	25,200	952,056
Telik Inc *	24,400	561,444
Theragenics Corp *	10,700	58,529
Therasense Inc *	18,200	369,460
Third Wave Technologies Inc *	8,000	36,400
Thoratec Corp *	33,687	438,268
Transkaryotic Therapies Inc *	19,400	302,834
Trimeris Inc *	8,800	184,624
TriPath Imaging Inc *	11,500	89,700
Tularik Inc *	33,200	536,180
U.S. Oncology Inc *	45,300	487,428
U.S. Physical Therapy Inc *	5,950	93,594
United Surgical Partners International Inc *	13,200	441,936
United Therapeutics Corp *	11,900	273,105
VCA Antech Inc *	19,800	613,404
Ventana Medical Systems Inc *	6,000	236,400
Vertex Pharmaceuticals Inc *	53,700	549,351
Viasys Healthcare Inc *	15,600	321,360
Vicuron Pharmaceuticals Inc *	26,600	496,090
VistaCare Inc ‘A’ *	7,900	277,685
Visx Inc *	22,200	513,930
Vital Images Inc *	6,100	108,824
Vital Signs Inc	4,300	140,610
VitalWorks Inc *	27,900	123,318
Vivus Inc *	13,300	50,408
West Pharmaceutical Services Inc	6,200	210,181
Wright Medical Group Inc *	11,000	334,841
Young Innovations Inc	700	25,201
ZOLL Medical Corp *	6,100	216,429
Zymogenetics Inc *	4,600	71,301

		74,055,567

Integrated Oils - 0.04%

KCS Energy Inc *	23,900	252,145
PetroCorp Inc *	600	8,076

		260,221

Materials & Processing - 7.41%

A. Schulman Inc	22,900	488,228
Aaon Inc *	2,800	54,348
Aceto Corp	7,200	183,888
Acuity Brands Inc	25,100	647,580
AK Steel Holding Corp *	67,100	342,210
Albany International Corp ‘A’	15,728	533,179
Albemarle Corp	23,000	689,310
Alico Inc	1,500	52,140
Allegheny Technologies Inc	43,500	575,070
AMCOL International Corp	15,700	318,710
Ameron International Corp	3,500	121,415
Apogee Enterprises Inc	19,600	222,460
Arch Chemicals Inc	9,200	236,072
Armor Holdings Inc *	10,600	278,886
Avatar Holdings Inc *	2,300	84,962
Barnes Group Inc	9,100	294,021
Brady Corp ‘A’	9,000	366,750
Brookfield Homes Corp	5,700	146,889
Brush Engineered Materials Inc *	10,100	154,631
Buckeye Technologies Inc *	9,500	95,475
Building Material Holding Corp	10,500	163,065
Cabot Microelectronics Corp *	11,400	558,600
Calgon Carbon Corp	17,700	109,917
Cambrex Corp	12,900	325,854
Caraustar Industries Inc *	20,800	287,040
Carpenter Technology Corp	13,600	402,152
Centex Construction Products Inc	3,300	198,891
Century Aluminum Co *	11,000	209,110
Ceradyne Inc *	6,200	211,172
Chesapeake Corp	7,200	190,656
CIRCOR International Inc	4,300	103,630
Clarcor Inc	15,200	670,320
Cleveland-Cliffs Inc *	6,400	326,080
Coeur d’Alene Mines Corp *	146,000	843,880
Commercial Metals Co	14,400	437,760
Consolidated-Tomoka Land Co FL	4,100	134,070
Corn Products International Inc	22,400	771,680
Crompton Corp	68,819	493,432
Crown Holdings Inc *	104,700	948,582
Delta & Pine Land Co	24,000	609,600
Deltic Timber Corp	5,000	152,000
DHB Industries Inc *	4,600	32,200
Drew Industries Inc *	5,600	155,680
Dycom Industries Inc *	30,300	812,646
ElkCorp	10,950	292,365
EMCOR Group Inc *	10,000	439,000
Encore Wire Corp *	3,900	69,069
Energy Conversion Devices Inc *	6,900	62,307
Ennis Business Forms Inc	14,200	217,260
Ethyl Corp *	4,900	107,163
Ferro Corp	26,800	729,228
Georgia Gulf Corp	16,500	476,520
Gibraltar Steel Corp	4,300	108,145
Glatfelter	20,500	255,225
GrafTech International Ltd *	60,800	820,800
Granite Construction Inc	21,750	510,908
Great Lakes Chemical Corp	27,100	736,849
Greif Inc ‘A’	6,400	227,264
Griffon Corp *	18,570	376,228

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
H.B. Fuller Co	21,400	$636,436
Hecla Mining Co *	81,100	672,319
Hercules Inc *	67,500	823,500
Hexcel Corp *	10,800	80,028
Hughes Supply Inc	14,200	704,604
IMC Global Inc	79,300	787,449
Insituform Technologies Inc ‘A’ *	15,500	255,750
Integrated Electrical Services Inc *	12,400	114,700
Interface Inc ‘A’ *	22,700	125,531
Jones Lang LaSalle Inc *	16,200	335,826
Kaydon Corp	20,200	521,968
Kronos Worldwide Inc *	2,000	44,400
Lennox International Inc	25,600	427,520
Liquidmetal Technologies Inc *	17,100	48,564
Lone Star Technologies Inc *	13,500	215,730
Longview Fibre Co	26,600	328,510
Louisiana-Pacific Corp *	66,300	1,185,444
LSI Industries Inc	8,500	114,750
Lydall Inc *	4,800	48,912
MacDermid Inc	16,200	554,688
Material Sciences Corp *	7,100	71,781
Maverick Tube Corp *	25,800	496,650
Medis Technologies Ltd *	6,093	65,195
Mestek Inc *	1,800	34,668
Millennium Chemicals Inc	48,800	618,784
Minerals Technologies Inc	9,800	580,650
Mobile Mini Inc *	9,700	191,284
Modtech Holdings Inc *	2,200	18,502
Mueller Industries Inc *	25,700	883,052
Myers Industries Inc	9,981	120,970
NCI Building Systems Inc *	13,400	320,260
New England Business Service Inc	4,600	135,700
NL Industries Inc	4,000	46,800
NN Inc	8,900	112,051
Noland Co	200	8,300
NS Group Inc *	5,200	50,440
Octel Corp (United Kingdom)	8,100	159,489
Olin Corp	39,748	797,345
OM Group Inc *	19,200	502,848
Omnova Solutions Inc *	17,100	82,080
Penn Engineering & Manufacturing Corp	3,300	62,799
Perini Corp *	5,200	47,580
PolyOne Corp *	54,700	349,533
Pope & Talbot Inc	15,500	272,955
Potlatch Corp	19,500	678,015
Quaker Chemical Corp	4,100	126,075
Quanex Corp	12,800	590,080
Quanta Services Inc *	41,400	302,220
Reading International Inc ‘A’ *	1,700	10,064
Reliance Steel & Aluminum Co	14,050	466,600
Rock-Tenn Co ‘A’	11,300	195,038
Rogers Corp *	9,300	410,316
Royal Gold Inc	13,900	290,927
RTI International Metals Inc *	6,600	111,342
Ryerson Tull Inc	7,822	89,562
Schnitzer Steel Industries Inc ‘A’	6,400	387,200
Silgan Holdings Inc *	5,300	225,727
Simpson Manufacturing Co Inc *	7,700	391,622
Spartech Corp	11,200	275,968
Steel Dynamics Inc *	28,300	664,767
Stepan Co	2,700	69,255
Stillwater Mining Co *	13,510	129,291
Symyx Technologies Inc *	13,100	269,205
Tarragon Realty Investors Inc *	400	6,604
Tejon Ranch Co *	2,350	96,373
Texas Industries Inc	14,400	532,800
The Shaw Group Inc *	37,500	510,750
The Standard Register Co	7,000	117,810
Trammell Crow Co *	14,000	185,500
Tredegar Corp	14,500	225,185
Trex Co Inc *	7,100	269,658
Unifi Inc *	23,700	152,865
Universal Forest Products Inc	11,100	357,198
URS Corp *	8,300	207,583
USEC Inc	53,800	451,920
USG Corp *	27,300	452,361
Valence Technology Inc *	19,000	73,150
Valhi Inc	14,659	219,299
Valmont Industries Inc	5,700	131,955
Virbac Corp + *	4,600	23,000
W.R. Grace & Co *	40,600	104,342
Washington Group International Inc *	18,800	638,636
Watsco Inc	13,900	315,947
Wausau-Mosinee Paper Corp	19,200	259,584
WCI Communities Inc *	10,300	212,283
WD-40 Co	11,500	406,640
Wellman Inc	28,200	287,922
Wilson Greatbatch Technologies Inc *	11,400	481,878
York International Corp	24,900	916,320

		47,839,754

Multi-Industry - 0.43%

FMC Corp *	21,400	730,382
GenCorp Inc	28,500	306,945
Jacuzzi Brands Inc *	49,800	353,082
Kaman Corp ‘A’	16,600	211,318
Raven Industries Inc	5,200	153,400
Sequa Corp ‘A’ *	1,900	93,100
Trinity Industries Inc	22,600	696,984
United Capital Corp	3,200	66,304
Walter Industries Inc	14,300	190,905

		2,802,420

Producer Durables - 7.33%

A.O. Smith Corp	13,100	459,155
Actuant Corp ‘A’ *	16,800	608,160
Advanced Energy Industries Inc *	11,200	291,760
Alamo Group Inc	700	10,682
Andrew Corp *	90,567	1,042,426
Applied Films Corp *	11,800	389,636
Applied Industrial Technologies Inc	14,200	338,812
Applied Signal Technology Inc	7,100	163,371
Arris Group Inc *	41,800	302,632
Artesyn Technologies Inc *	22,000	187,440
Astec Industries Inc *	10,500	128,835
Asyst Technologies Inc *	24,700	428,545
ATMI Inc *	20,400	472,056
Audiovox Corp ‘A’ *	12,300	157,932
Axcelis Technologies Inc *	61,600	629,552
Baldor Electric Co	15,100	345,035
Beazer Homes USA Inc	9,386	916,637
Belden Inc	11,700	246,753
BHA Group Holdings Inc	3,800	95,570
Briggs & Stratton Corp	15,400	1,037,960
Brooks Automation Inc *	22,712	548,949
C&D Technologies Inc	14,300	274,131
Cable Design Technologies Corp *	34,450	309,706
Cascade Corp	7,100	158,330
C-COR.net Corp *	25,200	280,476
Champion Enterprises Inc *	27,300	191,100
Cognex Corp	21,300	601,512
Cohu Inc	14,200	271,930
Credence Systems Corp *	39,840	524,294
CTS Corp	17,800	204,700
CUNO Inc *	12,000	540,360
Curtiss-Wright Corp	12,600	567,126
Cymer Inc *	21,100	974,609
Darling International Inc *	18,600	51,336

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Dionex Corp *	11,000	$506,220
Dominion Homes Inc *	3,400	103,122
Ducommun Inc *	3,500	78,225
Dupont Photomasks Inc *	8,400	202,776
Duratek Inc *	500	6,520
Electro Scientific Industries Inc *	14,800	352,240
Engineered Support Systems Inc	12,875	708,897
EnPro Industries Inc *	18,700	260,865
Entegris Inc *	31,700	407,345
ESCO Technologies Inc *	9,400	410,310
Esterline Technologies Corp *	9,900	264,033
Federal Signal Corp	36,100	632,472
FEI Co *	18,000	405,000
Flowserve Corp *	28,700	599,256
Franklin Electric Co Inc	3,000	181,470
Gardner Denver Inc *	7,400	176,638
General Binding Corp *	1,400	25,200
General Cable Corp *	17,300	140,995
Genlyte Group Inc *	9,200	537,096
Gundle/SLT Environmental Inc *	5,500	114,180
Headwaters Inc *	19,800	388,476
Heico Corp	6,800	123,760
Helix Technology Corp	19,500	401,310
IDEX Corp	20,200	840,118
Imagistics International Inc *	8,100	303,750
Ionics Inc *	14,100	449,085
Itron Inc *	13,700	251,532
JLG Industries Inc	25,800	392,934
Joy Global Inc	36,535	955,390
Kadant Inc *	5,020	108,683
Keithley Instruments Inc	4,800	87,840
Kennametal Inc	20,800	826,800
Kimball International Inc ‘B’	14,000	217,700
Kulicke & Soffa Industries Inc *	35,500	510,490
Lincoln Electric Holdings Inc	19,100	472,534
Lindsay Manufacturing Co	10,900	275,225
Littelfuse Inc *	11,000	317,020
LTX Corp *	31,000	465,930
M/I Schottenstein Homes Inc	8,500	331,925
Manitowoc Co Inc	20,150	628,680
MasTec Inc *	8,400	124,404
Mattson Technology Inc *	17,400	212,628
Meritage Corp *	5,200	344,812
Metrologic Instruments Inc *	4,800	129,600
Milacron Inc	35,300	147,201
Mine Safety Appliances Co	3,153	250,695
MKS Instruments Inc *	19,400	562,600
Moog Inc ‘A’ *	7,950	392,730
MTC Technologies Inc *	5,200	167,544
MTS Systems Corp	17,300	332,679
Mykrolis Corp *	19,200	308,736
NACCO Industries Inc ‘A’	2,400	214,752
Nordson Corp	20,000	690,600
Orbital Sciences Corp *	24,000	288,480
Orleans Homebuilders Inc *	2,800	79,324
Palm Harbor Homes Inc *	7,800	139,386
Paxar Corp *	19,900	266,660
Photon Dynamics Inc *	9,200	370,208
Photronics Inc *	21,000	418,320
Plantronics Inc *	24,900	812,985
Powell Industries Inc *	6,500	124,475
Power-One Inc *	34,900	377,967
Powerwave Technologies Inc *	51,300	392,445
Presstek Inc *	17,500	127,225
Proxim Corp ‘A’ *	90,197	150,629
Rayovac Corp *	22,100	462,995
Regal-Beloit Corp	12,200	268,400
Robbins & Myers Inc	5,300	100,647
Rofin-Sinar Technologies Inc *	7,700	266,112
Roper Industries Inc	17,100	842,346
Rudolph Technologies Inc *	7,300	179,142
SBA Communications Corp *	15,400	58,212
Semitool Inc *	5,700	61,110
Skyline Corp	1,900	66,253
Sonic Solutions Inc *	10,400	159,120
SpectraLink Corp	11,000	210,870
Standard-Pacific Corp	20,300	985,565
Standex International Corp	5,700	159,600
Stewart & Stevenson Services Inc	15,700	220,585
SureBeam Corp ‘A’ *	34,900	7,503
Symmetricom Inc *	19,100	139,048
Technical Olympic USA Inc *	1,200	33,036
Technitrol Inc *	24,500	508,130
Tecumseh Products Co ‘A’	12,300	595,689
Teledyne Technologies Inc *	25,300	476,905
Tennant Co	4,400	190,520
Terayon Communication Systems Inc *	42,700	192,150
Terex Corp *	26,900	766,112
The Gorman-Rupp Co	3,100	81,840
Thomas & Betts Corp *	31,600	723,324
Thomas Industries Inc	4,900	169,834
Tollgrade Communications Inc *	9,600	168,288
TRC Cos Inc *	4,150	87,399
Triumph Group Inc *	7,000	254,800
Ultratech Inc *	14,900	437,613
United Industrial Corp	11,300	203,965
Varian Semiconductor Equipment Associates *	17,600	768,944
Veeco Instruments Inc *	17,500	493,500
Vicor Corp *	9,100	103,831
Watts Industries Inc ‘A’	7,400	164,280
William Lyon Homes Inc *	4,100	257,357
Woodhead Industries Inc	4,600	77,740
Woodward Governor Co	6,300	358,029
X-Rite Inc	10,500	118,860
Zygo Corp *	13,600	224,264

		47,284,553

Technology - 13.00%

Actel Corp *	16,500	397,650
ActivCard Corp *	29,700	234,036
Adaptec Inc *	61,000	538,630
Advanced Digital Information Corp *	38,800	543,200
Aeroflex Inc *	42,598	497,971
Aether Systems Inc *	26,200	124,450
Agile Software Corp DE *	28,200	279,180
Agilysys Inc	20,300	226,345
Akamai Technologies Inc *	73,200	786,900
Alliance Semiconductor Corp *	16,300	115,893
Altiris Inc *	6,300	229,824
American Management Systems Inc *	33,100	498,817
Analogic Corp	6,800	278,800
Anaren Inc *	18,300	258,396
Anixter International Inc *	18,400	476,192
Ansoft Corp *	1,100	14,113
Ansys Inc *	11,500	456,550
Anteon International Corp *	10,800	389,340
Ariba Inc *	169,900	509,700
Artisan Components Inc *	14,100	289,050
Ascential Software Corp *	40,500	1,050,165
AsiaInfo Holdings Inc * (China)	21,400	142,952
Aspect Communications Corp *	20,400	321,504
Aspen Technology Inc *	29,200	299,592
At Road Inc *	13,400	178,220
Avanex Corp *	30,100	150,199
Avid Technology Inc *	19,000	912,000
BEI Technologies Inc	3,500	70,000
Bel Fuse Inc ‘B’	3,700	120,731
Benchmark Electronics Inc *	23,400	814,554

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Black Box Corp	9,600	$442,272
Borland Software Corp *	51,500	501,095
BroadVision Inc *	10,000	42,600
CACI International Inc ‘A’ *	18,100	880,022
Catapult Communications Corp *	2,600	37,700
Centillium Communications Inc *	27,000	152,010
Ceva Inc *	10,901	113,370
Checkpoint Systems Inc *	17,000	321,470
ChipPAC Inc ‘A’ *	24,200	183,678
CIBER Inc *	26,300	227,758
Cirrus Logic Inc *	39,100	299,897
Coherent Inc *	18,600	442,680
CommScope Inc *	32,100	524,193
Compucom Systems Inc *	8,100	42,444
Computer Horizons Corp *	32,400	127,332
Computer Network Technology Corp *	19,900	189,846
Comtech Telecommunications Corp *	10,600	306,022
Concord Communications Inc *	13,400	267,598
Concur Technologies Inc *	13,900	134,552
Concurrent Computer Corp *	45,300	197,961
Conexant Systems Inc *	173,100	860,307
Convera Corp *	1,300	4,433
Corvis Corp *	198,700	337,790
Cray Inc *	43,400	430,962
CSG Systems International Inc *	39,100	488,359
Cubic Corp	9,392	216,016
CyberGuard Corp *	2,500	21,800
Daktronics Inc *	9,300	233,988
Datastream Systems Inc *	7,400	58,090
Dendrite International Inc *	23,650	370,595
Digimarc Corp *	5,200	69,160
Digital River Inc *	16,900	373,490
Digitas Inc *	13,971	130,210
Diodes Inc *	5,100	96,900
Ditech Communications Corp *	15,400	294,140
Dot Hill Systems Corp *	22,800	345,420
Drexler Technology Corp *	6,400	87,488
DRS Technologies Inc *	16,501	458,398
DSP Group Inc *	20,200	503,182
E.piphany Inc *	29,800	214,858
Echelon Corp *	14,700	163,758
eCollege.com Inc *	8,100	149,526
EDO Corp	13,500	332,775
Electronics for Imaging Inc *	32,200	837,844
Embarcadero Technologies Inc *	11,400	181,830
EMS Technologies Inc *	9,300	191,022
Enterasys Networks Inc *	127,800	479,250
Entrust Inc *	18,300	74,664
Epicor Software Corp *	18,800	239,888
EPIQ Systems Inc *	9,350	160,165
ESS Technology Inc *	23,700	403,137
Exar Corp *	29,600	505,568
Excel Technology Inc *	6,900	226,734
Extreme Networks Inc *	60,600	436,926
F5 Networks Inc *	11,600	291,160
FalconStor Software Inc *	14,900	130,226
Fargo Electronics Inc *	9,400	119,568
FileNet Corp *	24,500	663,460
Finisar Corp *	84,100	263,233
Flir Systems Inc *	24,200	883,300
Gartner Inc ‘A’ *	49,600	560,976
Gateway Inc *	137,900	634,340
Genesis Microchip Inc *	20,800	375,232
Gerber Scientific Inc *	8,300	66,068
GlobespanVirata Inc *	77,826	457,617
Group 1 Software Inc *	3,400	59,908
Harmonic Inc *	46,100	334,225
Herley Industries Inc *	8,600	178,020
Hutchinson Technology Inc *	17,000	522,580
Hyperion Solutions Corp *	27,300	822,822
Identix Inc *	44,525	198,136
iGate Corp *	4,200	32,970
II-VI Inc *	7,900	203,820
Inet Technologies Inc *	13,000	156,000
InFocus Corp *	27,000	261,360
Infonet Services Corp ‘B’ *	22,000	37,400
Informatica Corp *	39,900	410,970
Innovex Inc MN *	16,300	137,409
Integral Systems Inc MD	3,600	77,472
Integrated Silicon Solutions Inc *	17,900	280,493
Intergraph Corp *	29,989	717,337
Interland Inc *	10,920	71,308
Intermagnetics General Corp *	11,052	244,912
Internet Security Systems Inc *	22,900	431,207
Inter-Tel Inc	14,300	357,214
InterVoice Inc *	16,400	194,668
Interwoven Inc *	17,875	225,940
Invision Technologies Inc *	11,600	389,412
Iomega Corp	45,560	272,449
Ixia *	10,200	119,340
IXYS Corp *	6,300	58,905
j2 Global Communications Inc *	12,400	307,148
JDA Software Group Inc *	18,700	308,737
Kana Software Inc *	7,300	24,601
Keane Inc *	30,900	452,376
KEMET Corp *	54,200	741,998
Keynote Systems Inc *	7,500	89,250
Komag Inc *	15,800	231,154
Kopin Corp *	36,100	242,231
KVH Industries Inc *	6,700	184,049
Lattice Semiconductor Corp *	73,200	708,576
Lawson Software Inc *	25,300	208,219
Lexar Media Inc *	39,000	679,770
Lionbridge Technologies Inc *	25,400	244,094
Macrovision Corp *	25,800	582,822
Magma Design Automation Inc *	15,700	366,438
Manhattan Associates Inc *	16,300	450,532
ManTech International Corp ‘A’ *	6,000	149,700
Manufacturers Services Ltd *	4,100	24,928
Manugistics Group Inc *	31,600	197,500
MAPICS Inc *	7,900	103,411
MatrixOne Inc *	22,400	137,984
Mentor Graphics Corp *	41,300	600,502
Mercury Computer Systems Inc *	13,900	346,110
Methode Electronics Inc ‘A’	17,400	212,802
Micrel Inc *	34,800	542,184
Micromuse Inc *	30,800	212,520
Micros Systems Inc *	12,300	533,328
Microsemi Corp *	17,600	432,608
MicroStrategy Inc ‘A’ *	8,035	421,677
Mindspeed Technologies Inc *	54,600	374,010
Mobius Management Systems Inc *	8,100	102,465
Monolithic System Technology Inc *	11,700	100,035
MRO Software Inc *	8,300	111,718
MRV Communications Inc *	51,700	194,392
MSC.Software Corp *	12,500	118,125
Nassda Corp *	4,600	33,350
Neoware Systems Inc *	6,800	93,160
Net2Phone Inc *	17,300	117,640
Netegrity Inc *	13,300	137,123
NetIQ Corp *	38,756	513,517
NetScout Systems Inc *	6,000	45,600
NetScreen Technologies Inc *	1	25
Network Equipment Technologies Inc *	9,000	99,000
New Focus Inc *	27,300	137,046
Newport Corp *	29,400	485,982
Nuance Communications Inc *	7,500	57,300
NYFIX Inc *	13,900	110,505

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
OmniVision Technologies Inc *	15,600	$861,900
ON Semiconductor Corp *	27,900	179,955
Openwave Systems Inc *	37,699	414,689
Oplink Communications Inc *	56,200	134,318
OPNET Technologies Inc *	3,800	62,548
Opsware Inc *	23,300	172,420
Optical Communication Products Inc *	2,000	7,400
OSI Systems Inc *	9,700	186,337
Overland Storage Inc *	7,800	146,640
Packeteer Inc *	12,000	203,760
PalmOne Inc *	27,077	318,155
PalmSource Inc *	7,792	169,783
Parametric Technology Corp *	159,100	626,854
Park Electrochemical Corp	8,950	237,085
PC-Tel Inc *	14,100	149,601
PDF Solutions Inc *	5,600	83,440
PEC Solutions Inc *	3,100	52,545
Pegasystems Inc *	2,400	20,688
Pemstar Inc *	23,300	76,657
Pericom Semiconductor Corp *	15,900	169,494
Perot Systems Corp ‘A’ *	44,200	595,816
Pinnacle Systems Inc *	43,300	369,349
Pixelworks Inc *	23,400	258,336
Planar Systems Inc *	9,600	233,472
Plexus Corp *	28,900	496,213
Pomeroy IT Solutions Inc *	7,500	110,550
Power Integrations Inc *	16,100	538,706
Progress Software Corp *	17,300	353,958
Pumatech Inc *	22,500	89,550
QAD Inc *	3,000	36,780
Quantum Corp *	73,500	229,320
Quest Software Inc *	26,100	370,620
Radiant Systems Inc *	8,150	68,541
RadiSys Corp *	13,850	233,511
Rainbow Technologies Inc *	20,300	228,578
Read-Rite Corp *	12,420	62
REMEC Inc *	41,650	350,276
Research Frontiers Inc *	6,900	64,101
Retek Inc *	33,200	308,096
RF Micro Devices Inc *	110,300	1,108,515
Richardson Electronics Ltd	10,000	122,900
Roxio Inc *	24,300	116,397
RSA Security Inc *	35,100	498,420
Safeguard Scientifics Inc *	59,900	241,996
SafeNet Inc *	8,500	261,545
SAFLINK Corp *	16,600	44,654
Sanchez Computer Associates Inc *	3,700	15,355
Sapient Corp *	47,100	263,760
SBS Technologies Inc *	5,500	80,905
ScanSoft Inc *	49,856	265,234
ScanSource Inc *	7,300	333,026
SeaChange International Inc *	19,300	297,220
Secure Computing Corp *	20,700	370,737
SeeBeyond Technology Corp *	24,300	104,247
Semtech Corp *	37,200	845,556
Serena Software Inc *	15,000	275,250
Sigma Designs Inc *	16,900	127,257
Silicon Graphics Inc *	89,600	122,752
Silicon Image Inc *	42,900	310,167
Silicon Storage Technology Inc *	51,000	561,000
Siliconix Inc *	3,000	137,100
Sipex Corp *	18,200	140,322
Skyworks Solutions Inc *	96,700	841,290
SonicWALL Inc *	34,800	271,440
Sonus Networks Inc *	128,900	974,484
SPSS Inc *	4,700	84,036
SRA International Inc ‘A’ *	3,800	163,780
SS&C Technologies Inc	5,600	156,520
Standard Microsystems Corp *	8,200	207,460
Stellent Inc *	5,000	49,200
Stratasys Inc *	7,200	196,272
Stratex Networks Inc *	43,200	183,600
Superconductor Technologies Inc *	31,500	175,770
Supertex Inc *	3,000	57,300
SupportSoft Inc *	16,400	215,660
Sybase Inc *	55,700	1,146,306
Sycamore Networks Inc *	104,200	546,008
Sykes Enterprises Inc *	18,000	154,080
Synaptics Inc *	12,200	182,756
Synplicity Inc *	6,300	49,329
Syntel Inc	2,500	61,775
Sypris Solutions Inc	1,000	16,810
Systems & Computer Technology Corp *	22,900	374,415
Talx Corp	9,290	213,949
Tekelec *	32,200	500,710
The TriZetto Group Inc *	12,500	80,625
Three-Five Systems Inc *	7,800	40,872
TIBCO Software Inc *	47,600	322,252
Tier Technologies Inc ‘B’ *	9,800	80,066
Titan Corp *	51,600	1,125,396
Transaction Systems Architects Inc ‘A’ *	22,200	502,386
Transmeta Corp DE *	89,100	302,940
Trimble Navigation Ltd *	23,100	860,244
TriQuint Semiconductor Inc *	85,204	602,392
TTM Technologies Inc *	15,900	268,392
Turnstone Systems Inc	40,100	4,752
Tyler Technologies Inc *	29,900	287,937
Ulticom Inc *	3,900	37,635
Universal Display Corp *	7,600	103,892
UNOVA Inc *	32,400	743,580
Varian Inc *	21,000	876,330
Vastera Inc *	11,300	45,200
Verint Systems Inc *	3,700	83,472
Verity Inc *	17,200	287,068
Verso Technologies Inc *	62,800	200,960
ViaSat Inc *	16,500	315,810
Vignette Corp *	111,200	252,424
Virage Logic Corp *	6,200	63,054
Vitesse Semiconductor Corp *	132,800	779,536
Vitria Technology Inc *	5,500	39,050
WatchGuard Technologies Inc *	21,400	124,548
WebEx Communications Inc *	13,600	273,360
webMethods Inc *	23,800	217,770
Websense Inc *	11,600	339,184
Westell Technologies Inc ‘A’ *	29,600	186,776
White Electronic Designs Corp *	14,700	129,360
Wind River Systems inc *	44,000	385,440
Xicor Inc *	21,100	239,274
Zhone Technologies Inc *	23,675	116,955
Zoran Corp *	29,306	509,632

		83,933,759

Utilities - 3.65%

Allegheny Energy Inc *	89,800	1,145,848
American States Water Co	6,550	163,750
Aquila Inc *	115,500	391,545
Atmos Energy Corp	31,400	763,020
Avista Corp	31,600	572,592
Black Hills Corp	19,500	581,685
Boston Communications Group Inc *	11,400	105,906
California Water Service Group	13,900	380,860
Cascade Natural Gas Corp	9,300	196,137
Centennial Communications Corp *	1,100	5,786
Central Vermont Public Service Corp	6,200	145,700
CH Energy Group Inc	11,100	520,590
Chesapeake Utilities Corp	4,600	119,830
Cincinnati Bell Inc *	108,400	547,420
Cleco Corp	29,000	521,420

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
CMS Energy Corp *	85,000	$724,200
Commonwealth Telephone Enterprises Inc *	16,300	615,325
Connecticut Water Service Inc	4,150	114,748
CT Communications Inc	9,900	133,650
D&E Communications Inc	9,200	133,492
Dobson Communications Corp ‘A’ *	27,500	180,675
El Paso Electric Co *	39,400	525,990
Energen Corp	25,000	1,025,750
EnergySouth Inc	3,600	126,000
General Communication Inc ‘A’ *	36,100	314,070
Golden Telecom Inc * (Russia)	8,300	230,325
Hickory Tech Corp	5,430	62,174
Hungarian Telephone & Cable Corp *	500	4,930
IDACORP Inc	27,600	825,792
Intrado Inc *	10,200	223,890
McLeodUSA Inc ‘A’ *	46,100	68,228
Mediacom Communications Corp *	34,700	300,849
MGE Energy Inc	8,900	280,439
Middlesex Water Co	5,466	110,960
New Jersey Resources Corp	17,100	658,521
NII Holdings Inc ‘B’ *	9,700	723,911
North Pittsburgh Systems Inc	7,100	134,261
Northwest Natural Gas Co	19,800	608,850
NUI Corp	12,500	201,500
Otter Tail Corp	14,900	398,277
PNM Resources Inc	28,400	798,040
Price Communications Corp *	21,170	290,664
Primus Telecommunications Group Inc *	32,300	328,814
PTEK Holdings Inc *	30,700	270,467
RCN Corp *	39,000	31,200
SEMCO Energy Inc	19,300	94,570
Shenandoah Telecom Co	1,100	56,386
Sierra Pacific Resources Corp *	73,366	538,506
SJW Corp	1,100	98,175
South Jersey Industries Inc	10,500	425,250
Southern Union Co *	35,522	653,605
Southwest Gas Corp	17,700	397,365
Southwest Water Co	11,920	191,316
Southwestern Energy Co *	26,900	642,910
SureWest Communications	7,300	295,066
Talk America Holdings Inc *	17,466	201,208
The Empire District Electric Co	18,100	396,933
The Laclede Group Inc	9,400	268,370
Time Warner Telecom Inc ‘A’ *	30,500	308,965
Triton PCS Holdings Inc ‘A’ *	7,700	42,966
UIL Holdings Corp	9,400	423,940
UniSource Energy Corp	14,800	364,968
Warwick Valley Telephone Co	1,500	44,385
Westar Energy Inc	45,600	923,400
Western Wireless Corp ‘A’ *	31,000	569,160

		23,545,525

Total Common Stocks (Cost $497,724,873)		572,538,789

	Principal Amount

CORPORATE BOND - 0.00%

Autos & Transportation - 0.00%

TIMCO Aviation Services Inc 8.000% due 01/02/07	$349	19

Total Corporate Bond (Cost $0)		19

SHORT-TERM INVESTMENT - 10.94%

Repurchase Agreement - 10.94%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $70,608,354; collateralized by U.S. Treasury Notes 2.125% due 10/31/04 and market value $72,023,233)	70,606,000	70,606,000

Total Short-Term Investment (Cost $70,606,000)		70,606,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.63% (Cost $568,330,873)		643,144,808

	Shares

SECURITIES LENDING COLLATERAL - 19.27%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	124,404,880	124,404,880

Total Securities Lending Collateral (Cost $124,404,880)		124,404,880

TOTAL INVESTMENTS - 118.90% (Cost $692,735,753)		767,549,688

OTHER ASSETS & LIABILITIES, NET - (18.90%)		(121,981,827)

NET ASSETS - 100.00%		$645,567,861

Note to Schedule of Investments (a) The amount of $4,055,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	Number of Contracts	Unrealized Depreciation

Russell 2000 (03/04)	283	$2,770,245

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

CONVERTIBLE PREFERRED STOCK - 0.22%

Financial Services - 0.22%

The Rouse Co 3.000%	21,900	$1,342,470

Total Convertible Preferred Stock (Cost $1,035,104)		1,342,470

PREFERRED STOCKS - 1.07%

Financial Services - 0.15%

Home Ownership Funding Corp ~	1,830	915,479

Integrated Oils - 0.40%

Petroleo Brasilerio SA (Brazil)	95,000	2,511,419

Materials & Processing - 0.52%

Cia Vale do Rio Doce ‘A’ ADR * (Brazil)	62,600	3,224,526

Total Preferred Stocks (Cost $5,003,405)		6,651,424

COMMON STOCK WARRANT - 0.00%

Technology - 0.00%

MicroStrategy Inc *	4,413	1,103

Total Common Stock Warrant (Cost $0)		1,103

COMMON STOCKS - 56.09%

Autos & Transportation - 1.61%

Burlington Northern Santa Fe Corp	47,300	1,530,155
Canadian National Railway Co (Canada)	24,800	1,569,344
Empresa Brasileira de Aeronautica SA ADR (Brazil)	114,200	4,000,426
Singapore Airlines Ltd (Singapore)	130,400	859,966
Swift Transportation Co Inc *	98,300	2,066,266

		10,026,157

Consumer Discretionary - 11.37%

AMC Entertainment Inc *	163,700	2,489,877
Brinker International Inc *	133,300	4,420,228
Cendant Corp *	548,400	12,212,868
ChoicePoint Inc *	77,700	2,959,593
EchoStar Communications Corp ‘A’ *	111,000	3,774,000
Liberty Media Corp ‘A’ *	882,700	10,495,303
McDonald’s Corp	217,300	5,395,559
Regal Entertainment Group ‘A’	52,700	1,081,404
Sears Roebuck & Co	161,100	7,328,439
Take-Two Interactive Software Inc *	139,000	4,004,590
The Brink’s Co	83,700	1,892,457
The Estee Lauder Cos Inc ‘A’	65,500	2,571,530
The Gap Inc	147,400	3,421,154
Viacom Inc ‘B’	197,200	8,751,736

		70,798,738

Consumer Staples - 3.46%

Adolph Coors Co ‘B’	25,700	1,441,770
Altria Group Inc	153,000	8,326,260
Constellation Brands Inc ‘A’ *	151,500	4,988,895
Tyson Foods Inc ‘A’	347,000	4,594,280
Unilever NV 'NY' (Netherlands)	33,900	2,200,110

		21,551,315

Energy - 1.40%

Devon Energy Corp	19,700	1,128,022
Equitable Resources Inc	48,300	2,073,036
Halliburton Co	46,900	1,219,400
Pioneer Natural Resources Co *	52,100	1,663,553
The Houston Exploration Co *	21,600	788,832
Westport Resources Corp *	61,700	1,842,362

		8,715,205

Financial Services - 9.43%

Chubb Corp	56,600	3,854,460
CIT Group Inc	80,900	2,908,355
Citigroup Inc	111,900	5,431,626
Developers Diversified Realty Corp	48,400	1,624,788
FleetBoston Financial Corp	165,400	7,219,710
Host Marriott Corp *	379,300	4,672,976
J.P. Morgan Chase & Co	173,200	6,361,636
Merrill Lynch & Co Inc	26,800	1,571,820
Platinum Underwriters Holdings Ltd (Bermuda)	64,000	1,920,000
Prudential Financial Inc	109,300	4,565,461
SunTrust Banks Inc	47,300	3,381,950
The Bank of New York Co Inc	101,800	3,371,616
U.S. Bancorp	120,800	3,597,424
UBS AG (Switzerland)	29,427	2,014,440
Wells Fargo & Co	39,900	2,349,711
XL Capital Ltd ‘A’ (Bermuda)	50,100	3,885,255

		58,731,228

Health Care - 8.42%

Abbott Laboratories	113,700	5,298,420
Aetna Inc	65,600	4,433,248
Beckman Coulter Inc	69,100	3,512,353
Covance Inc *	72,100	1,932,280
GlaxoSmithKline PLC ADR (United Kingdom)	70,700	3,296,034
Guidant Corp	61,100	3,678,220
MedImmune Inc *	29,200	741,680
Millipore Corp *	33,700	1,450,785
Novartis AG (Switzerland)	104,312	4,733,790
Pfizer Inc	160,160	5,658,453
Province Healthcare Co *	232,100	3,713,600
Schering-Plough Corp	198,600	3,453,654
Teva Pharmaceutical Industries ADR (Israel)	58,100	3,294,851
Watson Pharmaceuticals Inc *	61,100	2,810,600
Wyeth	104,600	4,440,270

		52,448,238

Integrated Oils - 1.85%

BP PLC ADR (United Kingdom)	40,000	1,974,000
LUKOIL ADR (Russia)	10,500	978,600
Talisman Energy Inc (Canada)	68,300	3,885,492
Total SA ADR (France)	32,200	2,978,822
YUKOS ADR (Russia)	40,334	1,718,228

		11,535,142

Materials & Processing - 1.76%

Boise Cascade Corp	55,715	1,830,802
Bowater Inc	37,800	1,750,518
Praxair Inc	39,800	1,520,360

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
The Dow Chemical Co	107,000	$4,447,990
WCI Communities Inc *	69,000	1,422,090

		10,971,760

Multi-Industry - 0.53%

Schlumberger Ltd	17,800	974,016
Tyco International Ltd (Bermuda)	87,300	2,313,450

		3,287,466

Producer Durables - 3.09%

Brooks Automation Inc *	61,600	1,488,872
KLA-Tencor Corp *	25,200	1,478,484
Novellus Systems Inc *	34,700	1,459,135
Orbital Sciences Corp *	490,300	5,893,406
Teradyne Inc *	79,700	2,028,365
The Boeing Co	44,000	1,854,160
Toll Brothers Inc *	125,800	5,001,808

		19,204,230

Technology - 8.90%

Analog Devices Inc	47,000	2,145,550
ASML Holding NV ‘NY’ * (Netherlands)	92,900	1,862,645
Compuware Corp *	135,700	819,628
Flextronics International Ltd * (Singapore)	393,600	5,841,024
Hewlett-Packard Co	378,300	8,689,551
Infosys Technologies Ltd ADR (India)	11,800	1,129,260
Intel Corp	193,200	6,221,040
International Business Machines Corp	120,500	11,167,940
Keyence Corp (Japan)	14,300	3,015,233
Microsoft Corp	81,400	2,241,756
MicroStrategy Inc ‘A’ *	58	3,044
Net2Phone Inc *	525,000	3,570,000
Oracle Corp *	4,700	62,040
QUALCOMM Inc	16,300	879,059
Raytheon Co	137,500	4,130,500
STMicroelectronics NV ‘NY’ (Netherlands)	51,500	1,391,015
Titan Corp *	103,100	2,248,611

		55,417,896

Utilities - 4.27%

AT&T Corp	63,500	1,289,050
Dominion Resources Inc VA	22,200	1,417,026
IDT Corp ‘B’ *	252,600	5,842,638
Kinder Morgan Inc	15,300	904,230
PG&E Corp *	64,900	1,802,273
Qwest Communications International Inc *	410,700	1,774,224
The AES Corp *	441,200	4,164,928
UnitedGlobalCom Inc ‘A’ *	1,110,290	9,415,259

		26,609,628

Total Common Stocks (Cost $266,772,556)		349,297,003

	Principal Amount

CORPORATE BONDS & NOTES - 12.03%

Autos & Transportation - 0.88%

Burlington Northern Santa Fe Corp 7.082% due 05/13/29	$280,000	315,023
CSX Corp 6.250% due 10/15/08	705,000	773,438
DaimlerChrysler NA Holding Corp 6.400% due 05/15/06	1,275,000	1,366,795
Delphi Corp 6.550% due 06/15/06	615,000	660,294
General Motors Corp 8.375% due 07/15/33	2,030,000	2,363,535

		5,479,085

Consumer Discretionary - 1.37%

Allied Waste North America Inc 10.000% due 08/01/09	480,000	520,800
British Sky Broadcasting PLC (United Kingdom) 8.200% due 07/15/09	560,000	667,596
Hertz Corp 7.625% due 06/01/12	1,570,000	1,703,448
Liberty Media Corp 3.500% due 09/25/06	680,000	683,926
News America Holdings Inc 7.750% due 12/01/45	920,000	1,091,598
Shopping Center Associates 6.750% due 01/15/04 ~	235,000	235,309
The Gap Inc 6.900% due 09/15/07	600,000	665,250
Time Warner Entertainment Co LP 8.375% due 03/15/23 10.150% due 05/01/12	195,000 289,000	242,388 386,370
Time Warner Inc 9.125% due 01/15/13	653,000	831,242
Viacom Inc 7.875% due 07/30/30	155,000	193,415
Waste Management Inc 7.375% due 08/01/10	1,115,000	1,290,125

		8,511,467

Consumer Staples - 0.57%

Albertson’s Inc 7.500% due 02/15/11	200,000	229,593
Safeway Inc 3.800% due 08/15/05 6.500% due 03/01/11	1,290,000 325,000	1,317,660 355,289
The Kroger Co 6.800% due 04/01/11 7.800% due 08/15/07	365,000 1,100,000	409,091 1,256,118

		3,567,751

Financial Services - 5.18%

ABN Amro NA Holding Capital Trust I 6.523% due 12/29/49 ~ ++	670,000	726,131
AIG SunAmerica Global Financing X 6.900% due 03/15/32 ~	210,000	240,090
American Honda Finance Corp 3.850% due 11/06/08 ~	345,000	347,769
AXA Financial CMT (France) 8.600% due 12/15/30	860,000	1,087,938
Bankers Trust Corp 7.375% due 05/01/08	125,000	143,092
Boeing Capital Corp 7.375% due 09/27/10	1,600,000	1,841,619
CIT Group Inc 7.750% due 04/02/12	555,000	656,728
Credit Suisse First Boston USA Inc 6.125% due 11/15/11	1,070,000	1,166,773
Deutsche Telekom Int’l Finance BV (Germany) 8.500% due 06/15/10	870,000	1,053,546
DJ TRAC-X NA 6.050% due 03/25/09 ~	7,825,000	8,049,969
EOP Operating LP 6.763% due 06/15/07 8.375% due 03/15/06	215,000 515,000	238,311 576,956
Ford Motor Credit Co 7.875% due 06/15/10	1,355,000	1,515,966

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND MULTI-STRATEGY PORTFOLIO Schedule of Investments (Continued) December 31, 2003
	Principal Amount	Value
Franklin Resources Inc 3.700% due 04/15/08	$485,000	$482,841
General Electric Capital Corp 6.750% due 03/15/32	230,000	255,484
General Motors Acceptance Corp 8.000% due 11/01/31	80,000	90,106
Household Finance Corp
6.750% due 05/15/11	1,075,000	1,211,954
7.000% due 05/15/12	930,000	1,062,254
8.000% due 07/15/10	85,000	101,928
John Hancock Global Funding II 7.900% due 07/02/10 ~	1,100,000	1,312,485
Merrill Lynch & Co Inc 3.375% due 09/14/07	785,000	795,827
Morgan Stanley
6.600% due 04/01/12	180,000	201,355
6.750% due 04/15/11	560,000	634,520
NiSource Finance Corp
3.200% due 11/01/06	190,000	191,663
7.875% due 11/15/10	885,000	1,054,045
PF Export Receivables Master Trust (Cayman) 3.748% due 06/01/13 ~	525,000	512,046
Prudential Holdings LLC 8.695% due 12/18/23 ~	975,000	1,207,061
Prudential Insurance Co of America 8.300% due 07/01/25 ~	1,105,000	1,355,440
Sears Roebuck Acceptance Corp 3.070% due 02/25/04 ++	975,000	976,681
Sprint Capital Corp 8.750% due 03/15/32	1,015,000	1,203,295
The Hartford Financial Services Group Inc 2.375% due 06/01/06	405,000	403,205
Toll Corp 8.250% due 12/01/11	625,000	692,969
Vornado Realty Trust 5.625% due 06/15/07	795,000	849,442

		32,239,489

Health Care - 0.20%

Aetna Inc 7.375% due 03/01/06	480,000	528,363
Health Net Inc 8.375% due 04/15/11	575,000	691,875

		1,220,238

Integrated Oils - 0.08%

Petroleos Mexicanos (Mexico) 9.500% due 09/15/27	440,000	521,400

Materials & Processing - 0.33%

MeadWestvaco Corp 2.750% due 12/01/05	1,015,000	1,006,883
Weyerhaeuser Co 5.500% due 03/15/05	1,020,000	1,062,185

		2,069,068

Multi-Industry - 0.47%

Hutchison Whampoa International Ltd (Cayman) 7.450% due 11/24/33 ~	565,000	590,625
Tyco International Group SA (Bermuda) 6.750% due 02/15/11	2,140,000	2,348,650

		2,939,275

Producer Durables - 0.39%

Beazer Homes USA Inc 8.625% due 05/15/11	625,000	690,625
D.R. Horton Inc 9.375% due 03/15/11	580,000	661,200
Northrop Grumman Corp
7.125% due 02/15/11	705,000	816,554
Pulte Homes Inc
8.375% due 08/15/04	265,000	272,360

		2,440,739

Technology - 0.17%

Raytheon Co
6.500% due 07/15/05	985,000	1,050,075

Utilities - 2.39%

AT&T Corp
6.000% due 03/15/09	52,000	56,121
AT&T Wireless Services Inc
7.500% due 05/01/07	990,000	1,110,802
7.875% due 03/01/11	360,000	417,271
British Telecom PLC (United Kingdom)
7.875% due 12/15/05	925,000	1,019,920
CenterPoint Energy Inc
5.875% due 06/01/08 ~	820,000	855,063
Citizens Communications Co
9.250% due 05/15/11	610,000	722,359
Cox Communications Inc
6.875% due 06/15/05	325,000	347,692
Dominion Resources Inc VA
8.125% due 06/15/10	630,000	756,886
DTE Energy Co
6.375% due 04/15/33	735,000	722,756
Duke Energy Corp
6.250% due 01/15/12	265,000	287,164
France Telecom SA (France)
9.250% due 03/01/11	280,000	336,853
10.000% due 03/01/31	480,000	639,955
Kinder Morgan Inc
6.500% due 09/01/12	710,000	784,797
MidAmerican Energy Co
6.750% due 12/30/31	285,000	308,501
Niagara Mohawk Power Corp
5.375% due 10/01/04	440,000	452,104
Progress Energy Inc
6.550% due 03/01/04	1,385,000	1,395,397
6.850% due 04/15/12	20,000	22,332
PSEG Energy Holdings LLC
7.750% due 04/16/07	660,000	703,725
Rogers Wireless Communications Inc (Canada)
9.625% due 05/01/11	188,000	225,600
TCI Communications Inc
7.875% due 02/15/26	715,000	838,307
TECO Energy Inc
10.500% due 12/01/07	575,000	674,188
Tele-Communications Inc-TCI Group ‘A’
9.800% due 02/01/12	1,200,000	1,567,656
Telefonos de Mexico SA de CV (Mexico)
8.250% due 01/26/06	575,000	636,858

		14,882,307

Total Corporate Bonds & Notes (Cost $71,637,672)		74,920,894

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 24.41%

Collateralized Mortgage Obligations - 2.05%

Bear Stearns Commercial Mortgage Securities
4.000% due 03/13/40 “	$2,293,994	$2,299,713
Fannie Mae
1.550% due 12/18/32 “ ++	955,760	958,733
5.000% due 02/25/12 “	545,898	559,135
Freddie Mac
1.563% due 06/15/29 “ ++	637,287	635,474
1.563% due 01/15/33 “ ++	550,190	552,426
1.663% due 03/15/32 “ ++	614,465	610,456
1.724% due 04/15/08 “	336,970	336,709
5.500% due 02/25/42 “	282,304	286,566
GE Capital Commercial Mortgage Corp
4.093% due 01/10/38 “	1,899,000	1,915,023
J.P. Morgan Chase Commercial Mortgage Corp
3.972% due 03/12/39 “	1,392,887	1,394,916
Prudential Mortgage Capital Co II LLC
7.306% due 10/06/15 ~ “	1,620,000	1,868,905
Washington Mutual Inc
1.507% due 08/25/33 “ ++	1,338,997	1,340,012

		12,758,068

Fannie Mae - 20.79%

5.000% due 01/11/34 # “	8,635,000	8,545,956
5.500% due 01/14/34 # “	21,122,000	21,399,226
6.500% due 03/01/28 “	1,025,061	1,074,640
6.500% due 05/01/28 “	2,402,054	2,518,027
6.500% due 01/01/34 # “	46,361,000	48,490,732
7.000% due 08/01/28 “	52,959	56,183
7.000% due 07/01/32 # “	1,658,202	1,756,394
7.000% due 09/01/33 “	237,231	253,077
7.000% due 10/01/33 “	972,990	1,031,201
7.000% due 11/01/33 “	899,498	953,403
7.000% due 01/01/34 # “	40,770,000	43,177,958
8.500% due 07/01/32 “	193,642	209,116

		129,465,913

Freddie Mac - 1.10%

5.000% due 05/01/29 # “	3,031,000	2,992,167
7.000% due 09/01/33 “	1,570,312	1,661,962
7.000% due 11/01/33 “	2,058,695	2,178,849

		6,832,978

Stripped Mortgage-Backed Securities - 0.47%

Fannie Mae (IO)
6.500% due 03/01/32 “	105,216	19,019
6.859% due 09/25/32 “ ++	2,534,124	232,516
6.881% due 04/25/32 “ ++	2,072,213	212,747
6.881% due 08/25/32 “ ++	1,902,576	193,536
7.000% due 06/01/23 “	1,828,996	343,508
7.000% due 09/01/23 “	2,897,218	535,637
7.000% due 07/01/26 “	628,822	106,166
7.500% due 11/01/23 “	2,018,562	404,682
Freddie Mac (IO)
7.000% due 06/01/26 “	868,425	145,151
7.000% due 07/01/26 “	1,460,910	257,843
7.000% due 12/01/26 “	1,395,596	235,088
7.000% due 04/01/27 “	1,409,488	240,023

		2,925,916

Total Mortgage-Backed Securities (Cost $151,189,454)		151,982,875

ASSET-BACKED SECURITIES - 9.55%

Bank One Auto Securitization Trust
1.290% due 08/21/06 “	1,430,000	1,429,668
BMW Vehicle Owner Trust
1.450% due 11/25/05 “	2,012,241	2,015,510
Capital Auto Receivables Asset Trust
1.200% due 05/16/05 “	1,690,000	1,690,899
Caterpillar Financial Asset Trust
1.250% due 10/25/05 “	1,010,000	1,010,411
Centex Home Equity Co LLC
1.640% due 02/25/18 “	475,038	474,913
1.836% due 10/25/17 “	298,790	299,054
2.140% due 07/25/18 “	1,542,290	1,545,874
Chase Funding Mortgage Loan Certificates
1.221% due 08/25/17 “ ++	746,660	746,754
1.261% due 09/25/17 “ ++	1,635,129	1,635,531
Chase Manhattan Auto Owner Trust
1.260% due 01/16/06 “	640,000	640,420
1.280% due 03/15/06 “	790,000	790,269
CIT Equipment Collateral
1.490% due 12/20/05 “	680,000	680,330
Citifinancial Mortgage Securities Inc
1.241% due 05/25/33 “ ++	762,691	762,659
1.261% due 08/25/33 “ ++	1,166,364	1,166,391
1.940% due 01/25/33 “	491,394	491,814
Daimler Chrysler Auto Trust
1.520% due 12/08/05 “	2,510,000	2,514,543
1.610% due 07/10/06 “	2,700,000	2,679,480
2.200% due 04/06/05 “	137,297	137,524
Ford Credit Auto Owner Trust
1.620% due 08/15/05 “	739,208	740,794
Harley-Davidson Motorcycle Trust
1.500% due 01/15/08 “	2,163,038	2,166,752
1.910% due 04/15/07 “	728,009	730,499
Honda Auto Receivables Owner Trust
1.340% due 12/21/05 “	1,837,000	1,838,872
1.460% due 09/19/05 “	1,094,314	1,095,991
1.520% due 04/21/06 “	2,780,000	2,784,561
1.580% due 07/17/06 “	2,340,000	2,343,805
Household Automotive Trust
1.560% due 12/18/06 “	1,190,000	1,191,596
M&I Auto Loan Trust
1.600% due 07/20/06 “	1,990,000	1,991,866
2.490% due 10/22/07 “	1,780,000	1,795,462
Nissan Auto Lease Trust
1.690% due 12/15/05 “	1,560,000	1,564,322
Nissan Auto Receivables Owner Trust
1.200% due 11/15/05 “	2,460,000	2,460,962
1.450% due 05/16/05 “	1,585,470	1,587,537
Residential Funding Mortgage Securities Inc
1.241% due 02/25/33 “ ++	612,996	613,339
Toyota Auto Receivables Owner Trust
1.280% due 08/15/05 “	2,146,381	2,148,338
1.430% due 02/15/06 “	1,700,000	1,700,880
3.760% due 06/15/06 “	671,888	680,879
USAA Auto Owner Trust
1.220% due 04/17/06 “	1,460,000	1,460,557
2.410% due 10/16/06 “	1,050,664	1,058,213
Volkswagen Auto Loan Enhanced Trust
1.110% due 12/20/05 “	3,150,000	3,148,831
1.550% due 06/20/06 “	1,340,000	1,342,163
Whole Auto Loan Trust
1.400% due 04/15/06 “	2,560,000	2,562,225
1.880% due 06/15/05 “	1,731,957	1,736,669

Total Asset-Backed Securities (Cost $59,420,227)		59,457,157

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MULTI-STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 3.18%

Fannie Mae
4.250% due 07/15/07	$2,200,000	$2,299,537
6.375% due 06/15/09	640,000	724,557
7.250% due 01/15/10	4,100,000	4,840,087
Federal Home Loan Bank
5.250% due 08/15/06	2,350,000	2,517,689
Freddie Mac
2.875% due 12/15/06	1,600,000	1,612,605
4.500% due 01/15/13 **	1,410,000	1,405,458
4.875% due 11/15/13	630,000	638,051
5.500% due 07/15/06 **	4,000,000	4,312,356
Tennessee Valley Authority
5.375% due 11/13/08	745,000	804,568
7.125% due 05/01/30	559,000	672,771

Total U.S. Government Agency Issues (Cost $19,879,080)		19,827,679

FOREIGN GOVERNMENT BOND - 0.11%

United Mexican States (Mexico)
7.500% due 01/14/12	575,000	650,038

Total Foreign Government Bond (Cost $639,019)		650,038

SHORT-TERM INVESTMENT - 13.49%

Repurchase Agreement - 13.49%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $84,022,801; collateralized by U.S. Treasury Notes 2.875% due 06/30/04 and market value $48,964,200; and 3.375% due 04/30/04 and market value $36,742,399)	84,020,000	84,020,000

Total Short-Term Investment (Cost $84,020,000)		84,020,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 120.15% (Cost $659,596,517)		748,150,643

	Shares

SECURITIES LENDING COLLATERAL - 6.96%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	43,332,974	43,332,974

Total Securities Lending Collateral (Cost $43,332,974)		43,332,974

TOTAL INVESTMENTS - 127.11% (Cost $702,929,491)		791,483,617

OTHER ASSETS & LIABILITIES, NET - (27.11%)		(168,795,600)

NET ASSETS - 100.00%		$622,688,017

Note to Schedule of Investments

(a) Securities with an approximate aggregate market value of $1,023,695 were segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	Number of Contracts	Unrealized Appreciation (Depreciation)

U.S. Treasury 2-Year Notes (03/04)	32	$(1,530)
U.S. Treasury 5-Year Notes (03/04)	73	293,039
U.S. Treasury 10-Year Notes (03/04)	266	63,047
U.S. Treasury 30-Year Bonds (03/04)	164	42,359

		$396,915

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCK WARRANT - 0.00%

Technology - 0.00%

MicroStrategy Inc *	17,632	$4,408

Total Common Stock Warrant (Cost $0)		4,408

COMMON STOCKS - 98.09%

Autos & Transportation - 2.67%

Aftermarket Technology Corp *	9,800	134,456
America West Holdings Corp ‘B’ *	36,500	452,600
American Axle & Manufacturing Holdings Inc *	51,600	2,085,672
ArvinMeritor Inc	14,700	354,564
Autoliv Inc (Sweden)	3,300	124,245
Burlington Northern Santa Fe Corp	29,900	967,265
Continental Airlines Inc ‘B’ *	43,600	709,372
CSX Corp	39,000	1,401,660
Dana Corp	96,800	1,776,280
Delphi Corp	108,500	1,107,785
ExpressJet Holdings Inc *	8,000	120,000
FedEx Corp	23,800	1,606,500
Ford Motor Co	577,700	9,243,200
Harley-Davidson Inc	36,600	1,739,598
J.B. Hunt Transport Services Inc *	41,800	1,129,018
Lear Corp	9,300	570,369
Mesa Air Group Inc *	5,300	66,356
Norfolk Southern Corp	2,600	61,490
Northwest Airlines Corp *	27,800	350,836
Oshkosh Truck Corp	7,800	398,034
PACCAR Inc	24,500	2,085,440
Polaris Industries Inc	7,500	664,350
Teekay Shipping Corp (Bahamas)	2,600	148,278
The Goodyear Tire & Rubber Co *	9,000	70,740
Thor Industries Inc	3,000	168,660
United Parcel Service Inc ‘B’	41,600	3,101,280
Visteon Corp	30,200	314,382
Wabash National Corp *	11,800	345,740
Yellow Roadway Corp *	1	47

		31,298,217

Consumer Discretionary - 13.90%

Abercrombie & Fitch Co ‘A’ *	86,100	2,127,531
Action Performance Cos Inc	36,700	719,320
Advance Auto Parts Inc *	5,000	407,000
Aeropostale Inc *	34,100	935,022
Alliance Gaming Corp *	15,100	372,215
American Greetings Corp ‘A’ *	6,000	131,220
AnnTaylor Stores Corp *	42,000	1,638,000
Applebee’s International Inc	17,300	679,371
Arbitron Inc *	1,700	70,924
Ask Jeeves Inc *	14,600	264,552
AutoNation Inc *	49,200	903,804
AutoZone Inc *	19,100	1,627,511
Avon Products Inc	33,800	2,281,162
Aztar Corp *	3,300	74,250
Bed Bath & Beyond Inc *	56,100	2,431,935
Best Buy Co Inc	35,800	1,870,192
Big Lots Inc *	9,800	139,258
Borders Group Inc *	20,500	449,360
Brightpoint Inc *	16,800	289,800
Brinker International Inc *	77,100	2,556,636
Callaway Golf Co	5,000	84,250
CBRL Group Inc	24,800	948,848
CEC Entertainment Inc *	24,900	1,180,011
Charter Communications Inc ‘A’ *	18,600	74,772
Chico’s FAS Inc *	26,300	971,785
Choice Hotels International Inc *	3,000	105,750
Christopher & Banks Corp	39,000	761,670
Claire’s Stores Inc	43,800	825,192
Clear Channel Communications Inc	12,000	561,960
Coach Inc *	84,000	3,171,000
Columbia Sportswear Co *	9,700	528,650
Convergys Corp *	83,900	1,464,894
Corinthian Colleges Inc *	7,700	427,812
Dollar General Corp	42,300	887,877
Dollar Tree Stores Inc *	15,000	450,900
EarthLink Inc *	16,300	163,000
Eastman Kodak Co	119,600	3,070,132
EchoStar Communications Corp ‘A’ *	61,600	2,094,400
Electronic Arts Inc *	125,000	5,972,500
Electronics Boutique Holdings Corp *	2,800	64,092
Federated Department Stores Inc	50,200	2,365,926
Foot Locker Inc	37,100	869,995
GTECH Holdings Corp	18,800	930,412
Harman International Industries Inc	30,000	2,219,400
Harrah’s Entertainment Inc	21,200	1,055,124
Hasbro Inc	108,100	2,300,368
Hollywood Entertainment Corp *	21,300	292,875
Hot Topic Inc *	48,300	1,422,918
Hughes Electronics Corp *	576	9,537
ITT Educational Services Inc *	32,900	1,545,313
Kellwood Co	2,600	106,600
Liz Claiborne Inc	20,900	741,114
Lowe’s Cos Inc	81,900	4,536,441
Marvel Enterprises Inc *	66,700	1,941,637
Mattel Inc	171,900	3,312,513
McDonald’s Corp	122,700	3,046,641
Metro-Goldwyn-Mayer Inc *	12,700	217,043
Movie Gallery Inc *	4,900	91,532
Multimedia Games Inc *	8,200	337,020
Neiman-Marcus Group Inc ‘A’ *	1,600	85,872
NetFlix Inc *	31,600	1,728,204
Newell Rubbermaid Inc	31,800	724,086
Nike Inc ‘B’	10,600	725,676
Outback Steakhouse Inc	19,300	853,253
P.F. Chang’s China Bistro Inc *	7,600	386,688
Pacific Sunwear of California Inc *	69,425	1,466,256
Panera Bread Co ‘A’ *	14,800	585,044
Papa John’s International Inc *	600	20,028
Park Place Entertainment Corp *	9,400	101,802
Pier 1 Imports Inc	18,400	402,224
RadioShack Corp	76,400	2,343,952
Rare Hospitality International Inc *	19,500	476,580
Regis Corp	3,900	154,128
Rent-A-Center Inc *	4,800	143,424
Republic Services Inc	25,500	653,565
Right Management Consultants Inc *	3,000	55,980
Robert Half International Inc *	9,200	214,728
Ross Stores Inc	44,300	1,170,849
Ruby Tuesday Inc	59,900	1,706,551
Ryan’s Family Steak Houses Inc *	9,000	136,260
Sears Roebuck & Co	82,600	3,757,474
Select Comfort Corp *	3,800	94,088
ShopKo Stores Inc *	1,700	25,925
Staples Inc *	182,600	4,984,980
Starbucks Corp *	56,200	1,857,972
Station Casinos Inc	5,000	153,150
Take-Two Interactive Software Inc *	68,500	1,973,485
Talbots Inc	36,300	1,117,314
The Gap Inc	328,900	7,633,769
The Gillette Co	34,500	1,267,185
The Home Depot Inc	300,300	10,657,647
The McGraw-Hill Cos Inc	2,800	195,776

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MAIN STREET CORE® PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
The Men's Wearhouse Inc *	9,200	$230,092
The New York Times Co ‘A’	5,200	248,508
The News Corp Ltd ADR (Australia)	64	1,950
The TJX Cos Inc	109,700	2,418,885
The Walt Disney Co	95,900	2,237,347
The Yankee Candle Co Inc *	14,900	407,217
Timberland Co ‘A’ *	35,600	1,853,692
Time Warner Inc *	118,600	2,133,614
TiVo Inc *	19,300	142,820
Tommy Hilfiger Corp * (Hong Kong)	11,500	170,315
Tractor Supply Co *	2,300	89,447
United Online Inc *	42,950	721,130
USANA Health Sciences Inc *	9,000	275,400
Valassis Communications Inc *	6,000	176,100
VF Corp	4,700	203,228
Viacom Inc ‘B’	230,800	10,242,904
Wal-Mart Stores Inc	332,300	17,628,515
Whirlpool Corp	26,200	1,903,430
Wireless Facilities Inc *	4,500	66,870
WMS Industries Inc *	2,300	60,260
Yum! Brands Inc *	66,200	2,277,280
Zale Corp *	9,500	505,400

		162,969,286

Consumer Staples - 6.34%

Altria Group Inc	156,500	8,516,730
American Italian Pasta Co ‘A’ *	3,400	142,460
Anheuser-Busch Cos Inc	62,900	3,313,572
Campbell Soup Co	167,900	4,499,720
Clorox Co	23,100	1,121,736
Colgate-Palmolive Co	21,700	1,086,085
CVS Corp	5,700	205,884
Dean Foods Co *	33,800	1,111,006
Del Monte Foods Co *	17,600	183,040
Fresh Del Monte Produce Inc (Cayman)	20,800	495,664
H.J. Heinz Co	13,900	506,377
Hershey Foods Corp	20,800	1,601,392
Kellogg Co	33,700	1,283,296
Kraft Foods Inc ‘A’	135,100	4,352,922
Pepsi Bottling Group Inc	27,600	667,368
PepsiAmericas Inc	1,300	22,256
PepsiCo Inc	285,500	13,310,010
Procter & Gamble Co	151,900	15,171,772
R.J. Reynolds Tobacco Holdings Inc	37,000	2,151,550
Rite Aid Corp *	61,600	372,064
Sara Lee Corp	19,300	419,003
SUPERVALU Inc	8,100	231,579
Sysco Corp	20,900	778,107
The Coca-Cola Co	182,000	9,236,500
The Kroger Co *	71,500	1,323,465
William Wrigley Jr. Co	23,200	1,304,072
Winn-Dixie Stores Inc	89,200	887,540

		74,295,170

Energy - 3.26%

Apache Corp	46,860	3,800,346
Burlington Resources Inc	101,000	5,593,380
Chesapeake Energy Corp	222,000	3,014,760
Cimarex Energy Co *	2,700	72,063
CONSOL Energy Inc	5,300	137,270
Devon Energy Corp	10,845	620,985
Dynegy Inc ‘A’ *	74,400	318,432
EOG Resources Inc	64,400	2,973,348
Equitable Resources Inc	6,100	261,812
Frontier Oil Corp	156,300	2,691,486
Kerr-McGee Corp	8,800	409,112
Key Energy Services Inc *	8,000	82,480
Newfield Exploration Co *	22,100	984,334
Noble Energy Inc	26,300	1,168,509
Peabody Energy Corp	24,300	1,013,553
Pogo Producing Co	33,800	1,632,540
Rowan Cos Inc *	8,800	203,896
Sunoco Inc	42,100	2,153,415
Tesoro Petroleum Corp *	10,600	154,442
Tom Brown Inc *	109,900	3,544,275
Valero Energy Corp	42,900	1,987,986
Williams Cos Inc	262,700	2,579,714
XTO Energy Inc	98,766	2,795,078

		38,193,216

Financial Services - 23.23%

Affiliated Managers Group Inc *	10,300	716,777
AFLAC Inc	66,500	2,405,970
Allmerica Financial Corp *	4,800	147,696
AMBAC Financial Group Inc	16,100	1,117,179
American Express Co	89,800	4,331,054
American International Group Inc	162,700	10,783,756
AmSouth Bancorp	38,600	945,700
Aon Corp	68,600	1,642,284
Astoria Financial Corp	11,200	416,640
Bank of America Corp	192,100	15,450,603
Bank One Corp	94,800	4,321,932
Banknorth Group Inc	33,300	1,083,249
Capital One Financial Corp	31,400	1,924,506
Catellus Development Corp	8,019	193,418
Charter One Financial Inc	90,300	3,119,865
CheckFree Corp *	14,200	392,630
Chicago Mercantile Exchange Inc	6,800	492,048
Cincinnati Financial Corp	3,500	146,580
CIT Group Inc	32,000	1,150,400
Citigroup Inc	502,400	24,386,496
City National Corp CA	1,500	93,180
Compass Bancshares Inc	6,700	263,377
Concord EFS Inc *	27,200	403,648
Countrywide Financial Corp	46,533	3,529,552
Cross Timbers Royalty Trust	620	17,682
Deluxe Corp	12,700	524,891
Doral Financial Corp	24,900	803,772
Everest Re Group Ltd (Barbados)	2,200	186,120
FactSet Research Systems Inc	5,500	210,155
Fannie Mae	124,600	9,352,476
Fidelity National Financial Inc	115,125	4,464,548
First Midwest Bancorp Inc IL	200	6,482
First Tennessee National Corp	22,500	992,250
Flagstar Bancorp Inc	21,600	462,672
FleetBoston Financial Corp	163,200	7,123,680
Freddie Mac	46,500	2,711,880
Fremont General Corp	64,500	1,090,695
Global Payments Inc	2,500	117,800
Golden West Financial Corp	66,800	6,893,092
GreenPoint Financial Corp	40,550	1,432,226
H&R Block Inc	106,100	5,874,757
Hibernia Corp ‘A’	14,700	345,597
Hudson United Bancorp	2,100	77,595
Huntington Bancshares Inc	19,700	443,250
Independence Community Bank Corp	11,000	395,670
IndyMac Bancorp Inc	6,500	193,635
Instinet Group Inc *	1,700	8,755
iShares Russell 2000 Index Fund	85,000	9,418,000
J.P. Morgan Chase & Co	239,000	8,778,470
Jack Henry & Associates Inc	1,100	22,638
John H. Harland Co	9,200	251,160
John Hancock Financial Services Inc	115,700	4,338,750
KeyCorp	65,500	1,920,460
Knight Trading Group Inc *	23,200	339,648
LandAmerica Financial Group Inc	6,900	360,594
Lehman Brothers Holdings Inc	1,400	108,108
Lincoln National Corp	48,600	1,961,982

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MAIN STREET CORE® PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Loews Corp	25,500	$1,260,975
M&T Bank Corp	5,900	579,970
Marsh & McLennan Cos Inc	85,900	4,113,751
MBIA Inc	13,700	811,451
MBNA Corp	257,000	6,386,450
Mellon Financial Corp	174,100	5,590,351
Mercury General Corp	600	27,930
Merrill Lynch & Co Inc	138,300	8,111,295
MetLife Inc	103,500	3,484,845
MGIC Investment Corp	36,900	2,101,086
Moody’s Corp	2,700	163,485
Morgan Stanley	147,500	8,535,825
National City Corp	108,800	3,692,672
Nationwide Financial Services Inc ‘A’	4,700	155,382
New Century Financial Corp	32,300	1,281,341
North Fork Bancorp Inc	20,300	821,541
Northern Trust Corp	12,300	570,966
Old Republic International Corp	26,850	680,916
PNC Financial Services Group Inc	22,800	1,247,844
Principal Financial Group Inc	91,000	3,009,370
Prudential Financial Inc	97,000	4,051,690
Radian Group Inc	9,100	443,625
Regions Financial Corp	21,300	792,360
Reinsurance Group of America Inc	24,000	927,600
RenaissanceRe Holdings Ltd (Bermuda)	40,700	1,996,335
Ryder System Inc	35,500	1,212,325
Safeco Corp	9,800	381,514
Sky Financial Group Inc	900	23,346
SLM Corp	26,000	979,680
Sovereign Bancorp Inc	24,200	574,750
Stancorp Financial Group Inc	200	12,576
SunTrust Banks Inc	27,000	1,930,500
The Allstate Corp	211,000	9,077,220
The Bear Stearns Cos Inc	43,100	3,445,845
The Charles Schwab Corp	110,300	1,305,952
The First American Corp	3,300	98,241
The Hartford Financial Services Group Inc	9,600	566,688
The Progressive Corp OH	76,900	6,428,071
The St. Paul Cos Inc	2,400	95,160
Travelers Property Casualty Corp ‘A’	21,200	355,736
Travelers Property Casualty Corp ‘B’	87,400	1,483,178
U.S. Bancorp	222,300	6,620,094
Union Planters Corp	11,200	352,688
UnionBanCal Corp	26,000	1,496,040
United Rentals Inc *	20,600	396,756
W Holding Co Inc	14,922	277,698
Wachovia Corp	138,400	6,448,056
Washington Mutual Inc	118,200	4,742,184
Webster Financial Corp	6,700	307,262
Wells Fargo & Co	201,000	11,836,890
WFS Financial Inc *	200	8,492
Zions Bancorp	4,500	275,985

		272,260,013

Health Care - 12.70%

Abbott Laboratories	126,200	5,880,920
Aetna Inc	50,100	3,385,758
Alkermes Inc *	28,600	386,100
Alpharma Inc ‘A’	700	14,070
American Pharmaceutical Partners Inc *	37,800	1,270,080
AMERIGROUP Corp *	14,300	609,895
Amgen Inc *	160,800	9,937,440
Andrx Corp *	28,700	689,948
Apria Healthcare Group Inc *	28,800	819,936
Bausch & Lomb Inc	42,600	2,210,940
Beckman Coulter Inc	3,300	167,739
Becton Dickinson & Co	72,400	2,978,536
Bio-Rad Laboratories Inc ‘A’ *	12,600	726,642
Biosite Inc *	4,700	136,065
Boston Scientific Corp *	99,300	3,650,268
Bradley Pharmaceuticals Inc *	32,500	826,475
Bristol-Myers Squibb Co	215,500	6,163,300
Cooper Cos Inc	16,600	782,358
Covance Inc *	34,600	927,280
Coventry Health Care Inc *	41,700	2,689,233
Cytyc Corp *	9,600	132,096
DaVita Inc *	31,000	1,209,000
Eli Lilly & Co	87,200	6,132,776
Endo Pharmaceuticals Holdings Inc *	6,100	117,486
eResearch Technology Inc *	4,750	120,745
First Health Group Corp *	22,600	439,796
Forest Laboratories Inc *	2,400	148,320
Genentech Inc *	57,100	5,342,847
Gen-Probe Inc *	19,300	703,871
Geron Corp *	11,700	116,649
Health Management Associates Inc ‘A’	9,100	218,400
Health Net Inc *	62,900	2,056,830
Hi-Tech Pharmacal Co Inc *	400	9,400
Humana Inc *	49,400	1,128,790
IDEXX Laboratories Inc *	1,700	78,676
IMS Health Inc	40,642	1,010,353
INAMED Corp *	6,150	295,569
Invitrogen Corp *	23,700	1,659,000
Johnson & Johnson	234,000	12,088,440
KOS Pharmaceuticals Inc *	40,200	1,730,208
McKesson Corp	7,900	254,064
Medco Health Solutions Inc *	90,154	3,064,334
Medtronic Inc	172,000	8,360,920
Merck & Co Inc	235,300	10,870,860
Mid Atlantic Medical Services Inc *	38,000	2,462,400
Oxford Health Plans Inc *	55,800	2,427,300
Pediatrix Medical Group Inc *	34,900	1,922,641
Per-Se Technologies Inc *	7,100	108,346
Pfizer Inc	613,160	21,662,943
Pharmaceutical Product Development Inc *	2,500	67,425
PolyMedica Corp	2,500	65,775
Renal Care Group Inc *	3,100	127,720
Select Medical Corp	54,600	888,888
St. Jude Medical Inc *	8,300	509,205
Stryker Corp	56,200	4,777,562
Sunrise Senior Living Inc *	3,300	127,842
Taro Pharmaceuticals Industries Ltd * (Israel)	8,100	522,450
U.S. Oncology Inc *	52,000	559,520
Universal Health Services Inc ‘B’	2,600	139,672
Valeant Pharmaceuticals International	18,300	460,245
Visx Inc *	52,100	1,206,115
WellPoint Health Networks Inc *	66,100	6,411,039
Wyeth	52,600	2,232,870
Zimmer Holdings Inc *	9,500	668,800

		148,891,171

Integrated Oils - 4.81%

Amerada Hess Corp	700	37,219
Canadian Natural Resources Ltd (Canada)	98,500	4,982,355
ChevronTexaco Corp	74,000	6,392,861
ConocoPhillips	85,300	5,593,122
Esprit Exploration Ltd * (Canada)	380,000	817,426
Exxon Mobil Corp	610,000	25,010,000
Marathon Oil Corp	16,900	559,221
Murphy Oil Corp	42,900	2,801,800
Occidental Petroleum Corp	116,800	4,933,633
Paramount Energy Trust (Canada)	32,664	295,211
Paramount Resources Ltd * (Canada)	160,800	1,300,236
Talisman Energy Inc (Canada)	43,700	2,486,032
Unocal Corp	32,800	1,208,024

		56,417,140

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MAIN STREET CORE® PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

Materials & Processing - 2.02%

Alcan Inc (Canada)	32,800	$1,539,960
Alcoa Inc	123,000	4,674,000
Cytec Industries Inc *	3,500	134,365
E.I. du Pont de Nemours & Co	81,100	3,721,679
Energizer Holdings Inc *	38,000	1,427,280
Engelhard Corp	9,700	290,515
Florida Rock Industries Inc	1,100	60,335
Georgia-Pacific Corp	71,200	2,183,704
GrafTech International Ltd *	20,900	282,150
Hercules Inc *	84,300	1,028,460
Louisiana-Pacific Corp *	85,400	1,526,952
Monsanto Co	85,800	2,469,324
OM Group Inc *	15,500	405,945
Precision Castparts Corp	12,900	585,789
Schnitzer Steel Industries Inc ‘A’	8,300	502,150
Sealed Air Corp *	25,800	1,396,812
The Dow Chemical Co	23,000	956,110
The Sherwin-Williams Co	7,900	274,446
USG Corp *	15,900	263,463

		23,723,439

Multi-Industry - 3.61%

3M Co	62,300	5,297,369
Brunswick Corp	21,700	690,711
Carlisle Cos Inc	1,200	73,032
Eaton Corp	6,800	734,264
Fortune Brands Inc	16,200	1,158,138
General Electric Co	964,900	29,892,602
Hillenbrand Industries Inc	1,400	86,884
Honeywell International Inc	47,400	1,584,582
Johnson Controls Inc	16,300	1,892,756
SPX Corp *	14,000	823,340
Trinity Industries Inc	2,800	86,352

		42,320,030

Producer Durables - 4.94%

Actuant Corp ‘A’ *	2,100	76,020
Advanced Energy Industries Inc *	2,400	62,520
Agilent Technologies Inc *	22,700	663,748
Applied Materials Inc *	155,900	3,499,955
Asyst Technologies Inc *	20,200	350,470
Axcelis Technologies Inc *	6,900	70,518
Beazer Homes USA Inc	23,700	2,314,542
Briggs & Stratton Corp	15,500	1,044,700
Brooks Automation Inc *	3,300	79,761
Cavco Industries Inc *	1,790	42,960
Centex Corp	35,800	3,853,870
Credence Systems Corp *	27,000	355,320
Cummins Inc	10,300	504,082
D.R. Horton Inc	42,200	1,825,572
Deere & Co	6,000	390,300
Emerson Electric Co	12,300	796,425
EnPro Industries Inc *	4,200	58,590
Goodrich Corp	28,700	852,103
Hovnanian Enterprises Inc ‘A’ *	25,200	2,193,912
Hubbell Inc ‘B’	200	8,820
Ingersoll-Rand Co Ltd 'A' (Bermuda)	16,700	1,133,596
KB Home	37,500	2,719,500
KLA-Tencor Corp *	20,500	1,202,735
Kulicke & Soffa Industries Inc *	41,800	601,084
Lam Research Corp *	9,200	297,160
Lennar Corp ‘A’	29,900	2,870,400
Lennar Corp ‘B’	4,710	430,494
Lexmark International Inc *	61,800	4,859,952
MDC Holdings Inc	16,970	1,094,565
Meritage Corp *	5,600	371,336
Molex Inc	5,700	198,873
Molex Inc ‘A’	37,800	1,109,808
NVR Inc *	2,700	1,258,200
Pall Corp	52,400	1,405,892
Photronics Inc *	7,600	151,392
Powerwave Technologies Inc *	28,500	218,025
Pulte Homes Inc	27,300	2,555,826
Rockwell Collins Inc	8,200	246,246
Standard-Pacific Corp	35,800	1,738,090
Teradyne Inc *	67,700	1,722,965
The Ryland Group Inc	48,000	4,254,720
Thomas & Betts Corp *	11,600	265,524
Toll Brothers Inc *	45,100	1,793,176
United Defense Industries Inc *	20,700	659,916
United Technologies Corp	54,800	5,193,396
Veeco Instruments Inc *	5,200	146,640
Waters Corp *	12,000	397,920

		57,941,619

Technology - 14.40%

3Com Corp *	67,600	552,292
Adobe Systems Inc	5,900	231,870
ADTRAN Inc	49,500	1,534,500
Akamai Technologies Inc *	110,500	1,187,875
Altera Corp *	43,900	996,530
Amdocs Ltd * (United Kingdom)	104,700	2,353,656
Amkor Technology Inc *	26,600	484,386
Analog Devices Inc	25,400	1,159,510
Anteon International Corp *	2,100	75,705
Applied Micro Circuits Corp *	75,000	448,500
Ascential Software Corp *	11,100	287,823
Atmel Corp *	148,300	891,283
Avid Technology Inc *	11,000	528,000
Avnet Inc *	14,700	318,402
Avocent Corp *	800	29,216
Benchmark Electronics Inc *	23,050	802,371
Broadcom Corp ‘A’ *	85,300	2,907,877
Cisco Systems Inc *	744,300	18,079,047
Citrix Systems Inc *	64,300	1,363,803
Cognizant Technology Solutions Corp *	40,247	1,836,873
Computer Associates International Inc	20,900	571,406
Compuware Corp *	11,300	68,252
Corning Inc *	290,900	3,034,087
Cypress Semiconductor Corp *	97,700	2,086,872
Dell Inc *	343,300	11,658,468
Digital River Inc *	22,600	499,460
Ditech Communications Corp *	4,300	82,130
EMC Corp MA *	377,700	4,879,884
Emulex Corp *	9,900	264,132
Evolving Systems Inc *	7,200	95,760
F5 Networks Inc *	8,700	218,370
FARO Technologies Inc *	13,700	342,226
Foundry Networks Inc *	16,500	451,440
General Dynamics Corp	37,700	3,407,703
Hewlett-Packard Co	105,100	2,414,147
Hutchinson Technology Inc *	2,800	86,072
Hyperion Solutions Corp *	300	9,042
Imation Corp	4,500	158,175
Integrated Device Technology Inc *	44,800	769,216
Intel Corp	639,400	20,588,680
InterNAP Network Services Corp *	66,800	163,660
International Business Machines Corp	105,500	9,777,740
j2 Global Communications Inc *	4,200	104,034
Juniper Networks Inc *	56,800	1,061,024
KEMET Corp *	15,300	209,457
Macromedia Inc *	13,400	239,056
Maxtor Corp *	249,400	2,768,340
McDATA Corp ‘A’ *	62,000	590,860
Microsoft Corp	991,300	27,300,402
National Semiconductor Corp *	98,500	3,881,885

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Network Appliance Inc *	17,100	$351,063
Novell Inc *	78,400	824,768
NVE Corp *	4,900	251,370
NVIDIA Corp *	88,100	2,048,325
Oracle Corp *	402,500	5,313,000
QUALCOMM Inc	28,200	1,520,826
Red Hat Inc *	59,200	1,111,184
SanDisk Corp *	9,700	593,058
Scientific-Atlanta Inc	56,300	1,536,990
Silicon Storage Technology Inc *	26,300	289,300
Solectron Corp *	135,800	802,578
Storage Technology Corp *	64,300	1,655,725
Sun Microsystems Inc *	670,900	3,012,341
Superconductor Technologies Inc *	18,900	105,462
Sybase Inc *	44,100	907,578
Symantec Corp *	47,800	1,656,270
Symbol Technologies Inc	26,100	440,829
Synopsys Inc *	46,900	1,583,344
Texas Instruments Inc	180,300	5,297,214
The Reynolds & Reynolds Co ‘A’	1,800	52,290
TriQuint Semiconductor Inc *	41,000	289,870
UNOVA Inc *	26,000	596,700
VERITAS Software Corp *	57,900	2,151,564
WebEx Communications Inc *	3,700	74,370
Western Digital Corp *	210,500	2,481,795
Zhone Technologies Inc *	9,700	47,918

		168,847,231

Utilities - 6.21%

Allegheny Energy Inc *	7,700	98,252
AT&T Wireless Services Inc *	450,000	3,595,500
BellSouth Corp	145,700	4,123,310
Cablevision Systems Corp NY ‘A’ *	48,400	1,132,076
CenterPoint Energy Inc	16,800	162,792
Citizens Communications Co *	99,400	1,234,548
Comcast Corp ‘A’ *	323,600	10,636,732
Constellation Energy Group Inc	44,100	1,726,956
Cox Communications Inc ‘A’ *	22,300	768,235
Edison International *	26,800	587,724
Exelon Corp	58,800	3,901,968
FirstEnergy Corp	6,100	214,720
MDU Resources Group Inc	3,450	82,145
Nextel Communications Inc ‘A’ *	368,700	10,345,722
NTL Inc *	13,800	962,550
ONEOK Inc	12,600	278,208
Puget Energy Inc	3,000	71,310
Questar Corp	1,900	66,785
SBC Communications Inc	579,200	15,099,744
Sprint Corp-FON Group	54,900	901,458
TXU Corp	7,700	182,644
Verizon Communications Inc	438,400	15,379,072
Western Gas Resources Inc	8,400	396,900
Wisconsin Energy Corp	25,400	849,630

		72,798,981

Total Common Stocks (Cost $1,032,193,259)		1,149,955,513

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.09%

Repurchase Agreement - 2.09%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $24,447,815; collateralized by U.S. Treasury Notes 4.625% due 05/15/06 and market value $24,940,122)	$24,447,000	24,447,000

Total Short-Term Investment (Cost $24,447,000)		24,447,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.18% (Cost $1,056,640,259)		1,174,406,921

	Shares

SECURITIES LENDING COLLATERAL - 3.63%
State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	42,610,132	42,610,132

Total Securities Lending Collateral (Cost $42,610,132)		42,610,132

TOTAL INVESTMENTS - 103.81% (Cost $1,099,250,391)		1,217,017,053

OTHER ASSETS & LIABILITIES, NET - (3.81%)		(44,716,672)

NET ASSETS - 100.00%		$1,172,300,381

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

PREFERRED STOCKS - 11.06%

Brazil - 11.06%

Brazil Realty SA	113,000	$117,301
Cia Energetica de Minas Gerais *	283,000,000	5,165,484
Cia Vale do Rio Doce ‘A’ ADR *	106,000	5,460,060
Empresa Brasileira de Aeronautica SA *	1,548,000	13,765,952
Lojas Americanas SA	535,000,000	5,648,045
Sadia SA	3,815,000	5,253,875

Total Preferred Stocks (Cost $15,438,456)		35,410,717

COMMON STOCKS - 84.21%

Brazil - 5.23%

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	133,000	3,344,950
Cia de Bebidas das Americas ADR	161,800	4,127,518
Cia Siderurgica Nacional SA ADR	18,000	964,800
Tele Norte Leste Participacoes SA	407,296,000	4,960,837
Uniao de Bancos Brasileiros SA GDR	134,000	3,343,300

		16,741,405

China - 1.11%

China Life Insurance Co Ltd ADR *	24,600	811,062
Sinotrans Ltd 'H'	6,073,000	2,737,788

		3,548,850

Croatia - 0.78%

Pliva D.D. GDR	152,500	2,485,750

Egypt - 1.67%

Commercial International Bank GDR	727,600	2,364,700
Eastern Tobacco Co	165,000	2,055,474
Medinet Nasr for Housing & Development	219,600	935,749

		5,355,923

Greece - 2.21%

Folli-Follie SA	80,500	2,263,828
Intralot SA	165,000	3,214,007
OPAP SA	110,900	1,592,904

		7,070,739

Hong Kong - 4.69%

Dairy Farm International Holdings Ltd	2,006,300	3,410,710
Guoco Group Ltd	305,000	2,239,253
Hong Kong Exchanges & Clearing Ltd	826,000	1,792,703
Shaw Brothers Ltd	1,098,000	1,209,197
Television Broadcasts Ltd	734,900	3,710,588
The Hong Kong & Shanghai Hotels	4,552,500	2,653,365

		15,015,816

Hungary - 0.32%

Danubius Hotel & Spa RT *	65,500	1,037,515

India - 20.96%

Asian Paints Ltd	529,050	3,908,575
Bajaj Auto Ltd	95,000	2,374,687
Bharat Petroleum Corp Ltd	835,000	8,262,830
Dr. Reddy’s Laboratories Ltd	65,000	2,040,071
Dr. Reddy’s Laboratories Ltd ADR	84,700	2,680,755
HCL Technologies Ltd	260,000	1,750,857
Hero Honda Motors Ltd	65,000	641,214
Housing Development Finance Corp	658,500	9,325,373
ICICI Bank Ltd	50,000	324,945
ICICI Bank Ltd ADR	560,000	9,620,800
ITC Ltd	246,100	5,325,225
Kotak Mahindra Bank Ltd	374,000	3,160,095
Larsen & Toubro Ltd	250,000	2,897,527
NIIT Ltd	687,000	4,109,921
Sun Pharmaceuticals Industries Ltd	318,800	4,171,375
United Breweries Holdings Ltd *	577,000	549,101
United Breweries Ltd *	405,000	1,123,319
Videsh Sanchar Nigam Ltd ADR	83,900	553,740
ZEE Telefilms Ltd	1,296,100	4,274,282

		67,094,692

Indonesia - 3.76%

P.T. Aneka Tambang Tbk	27,224,600	6,222,304
P.T. Astra International Tbk	3,250,000	1,929,356
P.T. Hero Supermarket Tbk *	207,500	24,636
P.T. Telekomunikasi Indonesia Tbk	4,800,000	3,846,839

		12,023,135

Israel - 0.00%

Koor Industries Ltd *	1	25

Lebanon - 1.03%

Solidere GDR *	658,792	3,293,963

Mexico - 9.70%

Coca-Cola Femsa SA ADR *	67,750	1,439,010
Corporacion GEO SA de CV ‘B’ *	1,642,800	8,372,622
Grupo Casa Saba SA de CV ADR	120,100	1,387,155
Grupo Financiero Banorte SA de CV ‘O’	679,200	2,357,284
Grupo Financiero BBVA Bancomer SA de CV ‘B’ *	6,275,000	5,360,862
Grupo Financiero Inbursa SA de CV ‘O’	4,875,000	5,288,444
Grupo Televisa SA ADR	172,000	6,855,920

		31,061,297

Philippines - 1.57%

Jollibee Foods Corp	6,341,704	2,084,584
SM Prime Holdings Inc	25,000,000	2,926,873

		5,011,457

Portugal - 2.98%

Electricidade de Portugal SA	770,000	2,027,638
Jeronimo Martins SGPS SA *	241,377	3,181,126
Portugal Telecom SGPS SA	200,000	2,010,880
Portugal Telecom SGPS SA ADR	232,500	2,329,650

		9,549,294

Singapore - 0.91%

Courts Singapore Ltd	1,425,000	440,514
Singapore Press Holdings Ltd	222,300	2,473,927

		2,914,441

South Africa - 3.83%

Anglo American Platinum Corp Ltd	86,100	3,751,536
JD Group Ltd	526,300	3,304,076
Sanlam Ltd	2,238,700	2,944,733
Steinhoff International Holdings Ltd	1,963,200	2,244,881

		12,245,226

South Korea - 10.90%

AmorePacific Corp *	31,500	4,956,987
Hankuk Electric Glass Co Ltd *	8,000	527,067
Hyundai Autonet Co Ltd *	1,035,000	2,753,630
Hyundai Heavy Industries Co Ltd *	183,500	5,775,283

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND EMERGING MARKETS PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Shares	Value

LG Home Shopping Inc *	104,000	$5,254,553
PKL Corp *	375,000	1,674,360
SK Corp *	286,500	6,588,418
SK Telecom Co Ltd	19,430	3,245,128
SK Telecom Co Ltd ADR	220,000	4,103,000

		34,878,426

Taiwan - 4.28%

Fubon Financial Holding Co Ltd GDR (LI)	327,000	3,384,450
Fubon Financial Holding Co Ltd GDR (OTC)	60,300	577,246
Lite-On Technology Corp	3,000,000	3,181,149
Pihsiang Machinery Manufacturing Co Ltd	141,750	492,680
President Chain Store Corp	1,967,246	3,013,160
Synnex Technology International Corp	2,250,200	3,048,873

		13,697,558

Thailand - 1.13%

Kiatnakin Finance PCL +	920,000	981,008
Serm Suk Co Ltd +	1,260,000	993,754
Tisco Finance PCL + *	2,006,000	1,658,060

		3,632,822

Turkey - 3.92%

Aksigorta AS	1,460,243,295	4,938,523
Haci Omer Sabanci Holding AS	76,810,000	363,679
Haci Omer Sabanci Holding AS ADR	3,062,500	3,611,147
Hurriyet Gazetecilik ve Matbaacilik AS *	421,964,176	1,502,186
Turk DIS Ticaret Bankasi AS *	299,730,000	367,060
Turk Ekonomi Bankasi AS	52,236,000	164,574
Yapi ve Kredi Bankasi AS *	780,000,000	1,610,538

		12,557,707

United Kingdom - 3.23%

Amdocs Ltd *	97,700	2,196,296
Antofagasta PLC	134,660	2,535,956
HSBC Holdings PLC (HSI)	356,000	5,617,131

		10,349,383

Total Common Stocks (Cost $188,783,794)		269,565,424

	Principal Amount

SHORT-TERM INVESTMENT - 4.47%

Repurchase Agreement - 4.47%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $14,311,477; collateralized by U.S. Treasury Notes 2.125% due 10/31/04 and market value $14,597,394)	$14,311,000	14,311,000

Total Short-Term Investment (Cost $14,311,000)		14,311,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.74% (Cost $218,533,250)		319,287,141

	Shares	Value

SECURITIES LENDING COLLATERAL - 5.58%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	17,867,750	$17,867,750

Total Securities Lending Collateral (Cost $17,867,750)		17,867,750

TOTAL INVESTMENTS - 105.32% (Cost $236,401,000)		337,154,891

OTHER ASSETS & LIABILITIES, NET - (5.32%)		(17,041,490)

NET ASSETS - 100.00%		$320,113,401

Note to Schedule of Investments

(a) At December 31, 2003, the portfolio’s equity securities were diversified as a percentage of net assets as follows:

Financial Services		23.59%
Consumer Discretionary		18.86%
Utilities		8.82%
Consumer Staples		7.57%
Autos & Transportation		7.56%
Materials & Processing		7.30%
Technology		4.99%
Integrated Oils		4.64%
Producer Durables		4.42%
Multi-Industry		3.81%
Health Care		3.71%

Total Equity Securities		95.27%

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2003

	Principal Amount	Value

CORPORATE BONDS & NOTES - 10.24%

Autos & Transportation - 0.02%

DaimlerChrysler NA Holding Corp 7.750% due 06/15/05	$300,000	$322,962

Consumer Discretionary - 0.93%

The Walt Disney Co 4.500% due 09/15/04	15,000,000	15,328,065

Financial Services - 7.11%

Asian Development Bank (Philippines) 5.820% due 06/16/28	2,050,000	2,244,582
Atlas Reinsurance II PLC (Ireland) 3.525% due 01/07/05 ~ ++	1,000,000	1,006,930
Atlas Reinsurance PLC (Ireland) 7.900% due 01/07/05 ~ ++	1,500,000	1,515,000
CIT Group Inc 2.400% due 01/09/04 ++	24,400,000	24,403,318
Ford Motor Credit Co 1.581% due 01/26/04 ++ 1.600% due 07/18/05 ++ 3.036% due 10/25/04 ++	3,000,000 9,000,000 4,100,000	3,000,273 8,929,179 4,139,692
General Motors Acceptance Corp 1.520% due 07/21/04 ++ 1.969% due 05/04/04 ++ 2.020% due 03/22/04 ++	8,300,000 4,200,000 1,900,000	8,302,490 4,207,442 1,902,639
J.P. Morgan & Co Inc 5.750% due 02/25/04	4,000,000	4,025,136
Lehman Brothers Holdings Inc 1.550% due 07/06/04 ++	1,100,000	1,102,693
Morgan Stanley 5.625% due 01/20/04	3,800,000	3,806,650
Pemex Project Funding Master Trust 7.375% due 12/15/14 ~ 8.625% due 02/01/22	2,000,000 1,300,000	2,145,000 1,446,250
Phoenix Quake Wind Ltd (Cayman) 3.600% due 07/03/08 ~ ++	17,000,000	17,180,880
Redwood Capital II Ltd (Cayman) 4.160% due 01/01/04 ~ ++	4,000,000	4,000,000
Residential Reinsurance Ltd (Cayman) 6.073% due 06/01/05 ~ ++ 6.123% due 06/08/06 ~ ++	3,200,000 4,000,000	3,264,000 4,060,000
Studio Re Ltd (Cayman) 6.250% due 07/07/06 ~ ++	5,000,000	5,050,000
Travelers Property Casualty Corp 3.750% due 03/15/08 ~	1,500,000	1,507,974
Vita Capital Ltd (Cayman) 2.560% due 01/01/07 ~ + ++	4,100,000	4,091,226
Washington Mutual Bank FA 1.500% due 05/14/04 ++	5,500,000	5,507,420

		116,838,774

Integrated Oils - 0.07%

Petroleos Mexicanos (Mexico) 9.500% due 09/15/27	1,000,000	1,195,000

Materials & Processing - 0.38%

Alcan Inc (Canada) 1.430% due 12/08/04 ~ ++	6,200,000	6,185,480

Utilities - 1.73%

Entergy Gulf States Inc 2.070% due 06/18/07 ~ ++	12,000,000	12,039,048
Verizon Wireless Capital LLC 1.240% due 05/23/05 ~ ++	16,500,000	16,486,982

		28,526,030

Total Corporate Bonds & Notes (Cost $166,819,861)		168,396,311

MORTGAGE-BACKED SECURITIES - 3.70%

Collateralized Mortgage Obligations - 3.29%

Bear Stearns Adjustable Rate Mortgage Trust 4.391% due 01/25/34 + “ ++	29,991,660	30,343,348
Countrywide Alternative Loan Trust 6.500% due 07/25/32 “	1,111,780	1,132,923
Fannie Mae 1.541% due 11/25/32 “ ++	3,366,935	3,374,496
FFCA Secured Lending Corp 7.270% due 09/18/27 ~ + “	443,612	435,073
First Nationwide Trust 6.750% due 07/25/29 “	962,289	969,683
GSMPS Mortgage Loan Trust 7.000% due 07/01/33 ~ + “	6,217,770	6,596,450
Impac CMB Trust 1.541% due 07/25/33 + “ ++	3,622,618	3,616,894
Imperial Savings Association 8.415% due 02/25/18 “ ++ 8.840% due 07/25/17 “ ++	14,256 1,766	14,277 1,763
NationsLink Funding Corp 1.520% due 04/10/07 " ++	1,473,106	1,474,330
Residential Accredit Loans Inc 7.500% due 03/25/27 “	1,418,641	1,423,711
Residential Funding Mortgage Securities Inc 6.500% due 04/25/29 “	175,419	175,333
Ryland Mortgage Securities Corp 3.598% due 10/01/27 + “ ++	262,611	262,213
Washington Mutual Inc 3.159% due 02/27/34 “ ++	4,209,573	4,279,060

		54,099,554

Fannie Mae - 0.24%

3.173% due 08/01/17 “ ++	1,128,040	1,149,398
3.196% due 06/01/18 “ ++	39,126	39,391
3.416% due 12/01/22 “ ++	77,947	80,834
3.577% due 07/01/26 “ ++	54,592	55,055
3.650% due 01/01/25 “ ++	168,067	174,342
4.003% due 03/01/18 “ ++	933,792	952,795
4.963% due 08/01/24 “ ++	151,743	152,315
5.000% due 03/01/24 “ ++	99,846	100,225
6.900% due 09/01/09 “	1,050,881	1,184,131

		3,888,486

Federal Housing Authority - 0.01%

7.400% due 07/25/19 + “	106,603	109,850

Government National Mortgage Association - 0.16%

4.375% due 05/20/23 “ ++	36,719	37,547
4.375% due 02/20/25 “ ++	178,880	181,489
4.375% due 05/20/26 “ ++	186,038	189,966
4.375% due 01/20/27 “ ++	218,851	222,257
4.750% due 09/20/22 “ ++	418,981	429,104
4.750% due 09/20/23 “ ++	14,754	15,112
4.750% due 07/20/25 “ ++	223,586	229,039

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND INFLATION MANAGED PORTFOLIO Schedule of Investments (Continued) December 31, 2003
	Principal Amount	Value
5.625% due 10/20/24 “ ++	$134,165	$137,872
5.625% due 11/20/26 “ ++	131,240	134,941
5.625% due 12/20/26 “ ++	99,596	102,406
6.000% due 06/15/29 “	967,603	1,006,855
9.000% due 01/15/17 “	3,966	4,439

		2,691,027

Total Mortgage-Backed Securities (Cost $60,591,316)		60,788,917

ASSET-BACKED SECURITIES - 5.18%

Amortizing Residential Collateral Trust 1.431% due 07/25/32 “ ++	4,758,658	4,753,038
Asset Backed Securities Corp Home Equity 1.663% due 01/15/33 “ ++	4,066,804	4,082,235
Bayview Financial Acquisition Trust 1.591% due 05/28/34 “ ++	18,875,499	18,933,515
Countrywide Home Equity Loan Trust 1.403% due 08/15/25 “ ++	293,554	292,558
Federated Student Finance Corp 1.170% due 06/01/38 + “ ++	3,200,000	3,198,250
Home Equity Asset Trust 1.551% due 03/25/33 “ ++	5,941,822	5,952,557
Home Equity Mortgage Trust 1.399% due 04/25/34 “ ++	6,000,000	5,998,242
Irwin Home Equity 1.661% due 06/25/28 + “ ++	17,967,017	17,892,076
Redwood Capital III Ltd (Cayman) 5.013% due 01/09/06 ~ “ ++	5,700,000	5,700,000
Redwood Capital IV Ltd (Cayman) 3.463% due 01/09/06 ~ “ ++	5,700,000	5,700,000
Renaissance Home Equity Loan Trust 1.521% due 12/25/32 “ ++	6,219,922	6,226,720
Residential Asset Securities Corp 1.440% due 01/25/34 + “ ++	600,000	599,449
Saxon Asset Securities Trust 1.411% due 01/25/32 “ ++	5,770,068	5,767,307

Total Asset-Backed Securities (Cost $85,098,396)		85,095,947

U.S. TREASURY OBLIGATIONS - 104.06%

U.S. Treasury Inflation Index Bonds - 104.06%
1.875% due 07/15/13 # ^	36,192,240	35,943,455
3.000% due 07/15/12 # ^	209,087,020	228,002,914
3.375% due 01/15/07 # ^	206,298,810	223,544,153
3.375% due 04/15/32 # ^	16,539,975	20,445,609
3.500% due 01/15/11 # ^	82,856,290	93,135,690
3.625% due 01/15/08 # ^	184,142,133	203,707,419
3.625% due 04/15/28 # ^	133,398,297	165,330,648
3.875% due 01/15/09 # ^	267,420,250	302,059,730
3.875% due 04/15/29 # ^	249,628,978	323,503,678
4.250% due 01/15/10 # ^	99,233,499	115,397,743

Total U.S. Treasury Obligations (Cost $1,684,201,321)		1,711,071,039

FOREIGN GOVERNMENT BONDS - 3.29%

Caisse d’Amortissement de la Dette Sociale (France) 3.800% due 07/25/06 ^	EUR 10,745,200	14,426,954
France Government Bond OAT (France) 3.000% due 07/25/12 ^	EUR 12,982,875	17,592,867
Republic of Austria (Austria) 5.500% due 01/15/10	EUR 1,000,000	1,372,944
Republic of Brazil (Brazil) 2.000% due 04/15/06 ++ 2.063% due 04/15/09 ++ 8.000% due 04/15/14 11.000% due 01/11/12 11.000% due 08/17/40	$1,200,000 841,181 4,679,358 400,000 1,000,000	1,188,218 799,908 4,617,459 466,000 1,105,000
United Mexican States (Mexico) 6.375% due 01/16/13	12,050,000	12,532,000

Total Foreign Government Bonds (Cost $46,082,315)		54,101,350

MUNICIPAL BONDS - 3.35%

Arizona Educational Loan Marketing Corp 1.150% due 12/01/37 + ++	7,300,000	7,296,219
Brazos Higher Education Authority TX 1.240% due 12/01/39 + ++	11,900,000	11,894,193
Kentucky Higher Education Student Loan Corp 1.190% due 05/01/32 + ++	15,000,000	14,988,870
Missouri Higher Education Loan Authority 1.190% due 06/01/31 ++	13,350,000	13,350,000
Panhandle-Plains Higher Education Authority TX 1.180% due 04/01/31 + ++	4,100,000	4,096,716
Pennsylvania Higher Education Assistance Agency 1.190% due 12/01/40 + ++	3,500,000	3,498,292

Total Municipal Bonds (Cost $55,149,781)		55,124,290

	Notional Amount

PURCHASED PUT OPTIONS - 0.00%

U.S. Treasury Inflation Index Bond (OTC) Strike @ 85.00 Exp. 02/20/04 450 Contracts	45,000,000	-
U.S. Treasury Inflation Index Note (OTC) Strike @ 95.00 Exp. 02/20/04 3,000 Contracts	300,000,000	-

Total Purchased Put Options (Cost $53,906)		-

	Principal Amount

SHORT-TERM INVESTMENTS - 72.72%

Certificates of Deposit - 3.10%

Citibank NA 1.085% due 03/18/04 1.090% due 01/30/04 1.095% due 02/19/04	100,000 32,100,000 400,000	99,769 32,100,000 400,000
Wells Fargo & Co 1.070% due 01/13/04	18,300,000	18,300,000

		50,899,769

Commercial Paper - 28.31%

Barclays US Funding Corp 1.055% due 01/12/04 1.065% due 01/20/04	38,000,000 500,000	37,987,750 499,719
BP Capital Markets PLC 1.065% due 02/09/04	47,500,000	47,445,197

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value
CBA Finance DE 1.070% due 02/17/04 1.080% due 02/11/04	$1,300,000 20,000,000	$1,298,184 19,975,400
CDC Commercial Paper Corp 1.060% due 01/16/04 ~	22,700,000	22,689,974
Danske Corp 1.065% due 01/20/04 1.085% due 03/08/04	15,000,000 30,000,000	14,991,569 29,939,700
European Investment Bank 1.060% due 03/15/04	40,000,000	39,911,200
General Electric Capital Corp 1.110% due 04/07/04 1.120% due 03/08/04	30,000,000 16,000,000	29,912,100 15,967,840
KFW International Finance Inc 1.075% due 02/23/04 ~	8,500,000	8,486,548
Rabobank USA Financial Corp 1.050% due 01/14/04	40,000,000	39,984,833
Royal Bank of Scotland (United Kingdom) 1.075% due 03/15/04	40,000,000	39,911,611
Shell Finance PLC 1.055% due 01/14/04 1.060% due 03/18/04	31,600,000 15,000,000	31,587,961 14,965,350
UBS Finance (DE) LLC ‘C’ 1.060% due 01/20/04	40,000,000	39,977,622
Westpac Trust 1.070% due 02/23/04	30,000,000	29,952,742

		465,485,300

U.S. Government Agency Issues - 40.00%

Fannie Mae
1.010% due 02/03/04	1,900,000	1,898,241
1.050% due 03/24/04	47,500,000	47,381,725
1.060% due 03/10/04	150,000,000	149,689,500
1.060% due 04/06/04	20,800,000	20,739,680
1.080% due 02/02/04	40,600,000	40,561,024
Federal Home Loan Bank
1.050% due 01/14/04	97,100,000	97,063,183
1.060% due 03/10/04	20,000,000	19,958,600
Freddie Mac
1.065% due 01/15/04	44,400,000	44,381,611
1.070% due 02/02/04	16,100,000	16,084,687
1.075% due 02/05/04	25,500,000	25,473,349
1.080% due 01/29/04	139,900,000	139,783,201
1.080% due 02/12/04	22,900,000	22,871,146
1.110% due 03/22/04	32,000,000	31,922,240

		657,808,187

U.S. Treasury Bills - 0.45%

0.885% due 03/18/04 **	2,825,000	2,820,030
0.895% due 03/11/04 **	1,250,000	1,248,035
1.000% due 06/10/04	3,400,000	3,385,979

		7,454,044

Repurchase Agreements - 0.86%

Credit Suisse First Boston Corp 0.880% due 01/05/04 (Dated 12/31/03, repurchase price of $9,501,161; collateralized by U.S. Treasury Inflation Index Bonds 3.000% due 07/15/12 and market value $9,727,223)	9,500,000	9,500,000

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $4,641,155; collateralized by U.S. Treasury Notes 4.625% due 05/15/06 and market value $4,738,836)	4,641,000	4,641,000

		14,141,000

Total Short-Term Investments (Cost $1,195,794,027)		1,195,788,300

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 202.54% (Cost $3,293,790,923)		3,330,366,154

	Shares

SECURITIES LENDING COLLATERAL - 3.03%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	49,875,879	49,875,879

Total Securities Lending Collateral (Cost $49,875,879)		49,875,879

TOTAL INVESTMENTS - 205.57% (Cost $3,343,666,802)		3,380,242,033

OTHER ASSETS & LIABILITIES, NET - (105.57%)		(1,735,903,114)

NET ASSETS - 100.00%		$1,644,338,919

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $3,319,292 were segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:

Type	Number of Contracts	Unrealized Appreciation (Depreciation)

Eurodollar Futures (03/04)	27	($7,358)
U.S. Treasury 10-Year Notes (03/04)	486	598,570

		$591,212

(b) Forward foreign currency contracts outstanding at December 31, 2003, were as follows:

Contract to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Depreciation

Sell	EUR	26,099,000	01/04	($1,294,982)

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

(c) Interest rate swap agreements outstanding at December 31, 2003:
Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive fixed rate equal to 1.500% and pay floating rate based on 3-month CHF-LIBOR.

Broker: J.P. Morgan Chase & Co Exp. 03/29/05	CHF 20,000,000	$10,598

Receive fixed rate equal to 0.200% and pay to the counter party at par in the event of default of the Fannie Mae 7.000% due 05/03/05.

Broker: Morgan Stanley Exp. 05/03/05	$20,000,000	(2,862)

Receive fixed rate equal to 5.250% and pay floating rate based on 6-month GBP-LIBOR.

Broker: The Goldman Sachs Group Inc Exp. 03/19/06	GBP 22,000,000	526,922

Receive floating rate based on 6-month JPY-LIBOR and pay fixed rate equal to 1.669%.

Broker: The Goldman Sachs Group Inc Exp. 05/18/07	JPY 875,000,000	(336,753)

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 4.000%.

Broker: J.P. Morgan Chase & Co Exp. 06/16/09	$61,500,000	(247,968)

Receive floating rate based on 6-month EUR-LIBOR and
pay fixed rate equal to 6.175%.

Broker: The Goldman Sachs Group Inc Exp. 05/22/30	EUR 1,270,000	(280,099)

		($330,162)

d) Investments Sold Short outstanding at December 31, 2003:

Type	Principal Amount	Value

U.S. Treasury Note
3.000% due 11/15/07 #	$30,000,000	$(30,267,210)
3.625% due 05/15/13 #	2,200,000	(2,115,353)
4.250% due 08/15/13 #	29,300,000	(29,345,796)
5.750% due 08/15/10 #	20,100,000	(22,543,416)

Total Investments Sold Short (Proceeds $83,325,466)		$(84,271,775)

e) Transactions in written options for the year ended December 31, 2003, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2002	50,000,000	$598,750
Options Written	334,801,037	4,091,447
Options Expired	(25,001,037)	(1,193,111)
Options Repurchased	(25,000,000)	(292,500)

Outstanding, December 31, 2003	334,800,000	$3,204,586

(f) Premiums received and value of written options outstanding at December 31, 2003:

Type	Notional Amount	Premium	Value

Call - OTC Swaption (3 month LIBOR vs 4.000%) Strike @ 4.00 Exp. 03/03/04	$25,000,000	$548,750	$25,725

Call - OTC Swaption (3 month LIBOR vs 3.500%) Strike @ 3.50 Exp. 03/05/04	$19,800,000	132,660	713

Put - OTC Swaption (3 month LIBOR vs 6.000%) Strike @ 6.00 Exp. 03/05/04	$19,800,000	150,480	5,940

Call - OTC Swaption (3 month LIBOR vs 3.800%) Strike @ 3.80 Exp. 10/07/04	$50,100,000	435,870	408,966

Call - OTC Swaption (3 month LIBOR vs 4.000%) Strike @ 4.00 Exp. 10/07/04	$42,700,000	469,700	496,302

Put - OTC Swaption (3 month LIBOR vs 6.000%) Strike @ 6.00 Exp. 10/07/04	$50,100,000	490,980	382,514

Put - OTC Swaption (3 month LIBOR vs 6.500%) Strike @ 6.50 Exp. 10/07/04	$42,700,000	256,200	186,300

Call - OTC Swaption (3 month LIBOR vs 4.000%) Strike @ 4.00 Exp. 11/02/04	$42,300,000	374,355	287,513

Put - OTC Swaption (3 month LIBOR vs 7.000%) Strike @ 7.00 Exp. 11/02/04	$42,300,000	345,591	199,318

		$3,204,586	$1,993,291

(g) Notional and principal amount denoted in the indicated currency:

CHF - Swiss Franc
EUR - Eurodollar
GBP - British Pound
JPY - Japanese Yen

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

PREFERRED STOCK - 0.02%

Financial Services - 0.02%

DG Funding Trust ~ +	60	$636,000

Total Preferred Stock (Cost $643,181)		636,000

	Principal Amount

CORPORATE BONDS & NOTES - 12.71%

Autos & Transportation - 1.33%

Continental Airlines Inc 7.256% due 03/15/20	$200,552	203,901
DaimlerChrysler NA Holding Corp 6.500% due 11/15/13 8.500% due 01/18/31	6,500,000 3,575,000	6,859,664 4,283,926
Delphi Corp 6.500% due 08/15/13	6,200,000	6,522,648
Delta Air Lines Inc 10.430% due 01/02/11	532,000	443,555
Ford Motor Co 6.500% due 08/01/18 7.700% due 05/15/97	3,780,000 2,000,000	3,711,839 1,925,948
General Motors Corp 7.400% due 09/01/25 8.250% due 07/15/23	1,000,000 6,200,000	1,041,274 7,057,578
Northwest Airlines Corp 10.530% due 01/15/09 ~ +	3,246,525	1,448,976
United Air Lines Inc 9.210% due 01/21/17 ## 9.350% due 04/07/16 ## 9.560% due 10/19/18 ## 10.850% due 02/19/15 ##	800,000 150,000 1,650,000 1,000,000	326,964 57,410 695,087 321,250

		34,900,020

Consumer Discretionary - 0.23%

Allied Waste North America Inc 7.625% due 01/01/06	500,000	528,750
Chancellor Media Corp 8.000% due 11/01/08	250,000	290,625
Turner Broadcasting System Inc 7.400% due 02/01/04	2,400,000	2,410,385
USA Waste Services Inc 7.000% due 10/01/04	300,000	310,519
Viacom Inc 7.750% due 06/01/05	2,260,000	2,444,491

		5,984,770

Consumer Staples - 0.12%

Procter & Gamble Co 6.875% due 09/15/09	175,000	202,402
The Kroger Co 5.500% due 02/01/13	2,900,000	2,954,804

		3,157,206

Energy - 1.02%

El Paso Corp 5.750% due 03/14/06 7.125% due 05/06/09	EUR 3,700,000 EUR 9,600,000	4,382,106 10,946,446
Kerr-McGee Corp 1.920% due 06/28/04 ~ ++	$5,500,000	5,491,294
NRG Energy Inc 8.000% due 11/01/13 ##	5,600,000	3,220,000
Williams Holdings of Delaware 6.250% due 02/01/06	2,600,000	2,678,000

		26,717,846

Financial Services - 5.26%

Associates Corp of North America 6.250% due 11/01/08	150,000	166,833
AT&T Capital Corp 6.600% due 05/15/05	2,200,000	2,315,042
Bank of America Corp 4.875% due 01/15/13	5,700,000	5,701,020
CCCA LLC 7.900% due 10/15/12 ~ +	1,000,000	1,123,945
CIT Group Inc 7.750% due 04/02/12	7,800,000	9,229,685
Citigroup Inc 5.625% due 08/27/12	6,300,000	6,661,948
Countrywide Home Loans Inc 6.250% due 04/15/09	40,000	44,390
Deutsche Telekom Int'l Finance BV (Germany) 8.250% due 06/15/05	9,040,000	9,810,235
Ford Motor Credit Co 6.700% due 07/16/04 7.875% due 06/15/10	200,000 400,000	205,165 447,518
General Motors Acceptance Corp 1.520% due 07/21/04 ++ 6.850% due 06/17/04 6.875% due 08/28/12 8.000% due 11/01/31	900,000 1,200,000 5,150,000 10,475,000	900,270 1,228,405 5,549,588 11,798,202
Household Finance Corp 7.000% due 05/15/12	10,700,000	12,221,636
Morgan Stanley 5.300% due 03/01/13	7,100,000	7,265,778
National Rural Utilities Cooperative Finance Corp 2.161% due 04/26/04 ++	4,700,000	4,714,377
National Westminster Bank PLC (United Kingdom) 7.375% due 10/01/09	530,000	620,724
NationsBank Corp 7.250% due 10/15/25	840,000	976,198
Popular North America Inc 6.625% due 01/15/04	7,200,000	7,209,554
Postal Square LP 6.500% due 06/15/22	2,184,675	2,389,888
Premium Asset Trust 1.450% due 10/06/05 ~ ++ 1.495% due 11/27/04 ~ ++	3,700,000 19,500,000	3,702,775 19,549,296
Qwest Capital Funding Inc 7.000% due 08/03/09 7.750% due 08/15/06	880,000 7,300,000	877,800 7,592,000
Salomon Smith Barney Holdings Inc 1.499% due 05/04/04 ++	1,000,000	1,001,162
Sprint Capital Corp 6.000% due 01/15/07 8.750% due 03/15/32	8,350,000 3,250,000	8,925,599 3,852,914
The FINOVA Group Inc 7.500% due 11/15/09	2,700,000	1,633,500

		137,715,447

Integrated Oils - 0.24%

Amerada Hess Corp 5.300% due 08/15/04	1,200,000	1,224,502
Noble Affiliates Inc 8.950% due 12/15/04 ~	2,000,000	2,073,608
Norsk Hydro ASA (Norway) 7.150% due 01/15/29	1,000,000	1,159,203

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value
Occidental Petroleum Corp
7.200% due 04/01/28	$745,000	$857,818
8.450% due 02/15/29	595,000	782,355
Petroleos Mexicanos (Mexico) 9.500% due 09/15/27	220,000	262,900

		6,360,386

Materials & Processing - 0.05%

Packaging Corp of America 5.750% due 08/01/13	1,400,000	1,416,870

Multi-Industry - 0.22%

Tyco International Group SA (Bermuda) 4.375% due 11/19/04	EUR 4,500,000	5,750,995

Technology - 0.02%

PanAmSat Corp 6.125% due 01/15/05	$385,000	396,069

Utilities - 4.22%

AT&T Corp 8.750% due 11/15/31	8,100,000	9,498,052
British Telecom PLC (United Kingdom) 8.875% due 12/15/30	1,000,000	1,312,326
Calenergy Co Inc 7.230% due 09/15/05	600,000	647,035
CenterPoint Energy Resources Corp 8.125% due 07/15/05	2,000,000	2,136,844
Citizens Communications Co 8.500% due 05/15/06	420,000	458,877
Cleveland Electric-Toledo Edison Co 7.670% due 07/01/04	4,000,000	4,114,376
Comcast Corp 7.050% due 03/15/33	3,000,000	3,276,144
Cox Communications Inc
6.400% due 08/01/08	125,000	137,384
6.800% due 08/01/28	110,000	119,806
Entergy Gulf States Inc 3.600% due 06/01/08 ~	6,100,000	5,885,805
GTE California Inc 6.700% due 09/01/09	5,000,000	5,592,860
GTE Hawaiian Telephone Co 6.750% due 02/15/05	950,000	1,001,195
Lenfest Communications Inc 8.375% due 11/01/05	800,000	882,122
Niagara Mohawk Power Corp
7.625% due 10/01/05	151,220	164,133
7.750% due 05/15/06	2,400,000	2,681,383
8.000% due 06/01/04	500,000	513,016
Oncor Electric Delivery Co 7.250% due 01/15/33	4,050,000	4,622,216
Pacific Gas & Electric Co 8.333% due 10/31/49 ~ ++	21,400,000	21,533,750
Progress Energy Inc 6.850% due 04/15/12	13,300,000	14,851,059
PSEG Power LLC
6.875% due 04/15/06	350,000	381,811
7.750% due 04/15/11	1,000,000	1,179,040
Qwest Corp
6.875% due 09/15/33	3,750,000	3,581,250
7.200% due 11/01/04	350,000	359,625
7.250% due 09/15/25	1,500,000	1,507,500
9.125% due 03/15/12 ~	1,500,000	1,728,750
Southern California Edison Co 8.000% due 02/15/07	4,000,000	4,595,000
Toledo Edison Co 7.875% due 08/01/04	790,000	815,772
TXU Energy Co 7.000% due 03/15/13	12,500,000	13,853,488
Verizon Inc PA 5.650% due 11/15/11	2,899,000	3,046,342

		110,476,961

Total Corporate Bonds & Notes (Cost $313,680,541)		332,876,570

MORTGAGE-BACKED SECURITIES - 22.96%

Collateralized Mortgage Obligations - 9.66%

Bear Stearns Adjustable Rate Mortgage Trust 5.981% due 06/25/32 “ ++	248,074	257,144
Bear Stearns Commercial Mortgage Securities 7.000% due 05/20/30 “	2,595,831	2,880,290
Cendant Mortgage Corp 6.917% due 11/18/28 ~ + “ ++	7,497,072	8,120,622
Chase Mortgage Finance Corp 6.500% due 05/25/29 “	6,413,711	6,410,587
CitiCorp Mortgage Securities Inc 6.750% due 04/25/28 “	388,213	388,021
Commercial Mortgage Acceptance Corp 6.490% due 07/15/31 “	2,500,000	2,782,732
Countrywide Home Loans Inc 6.050% due 04/25/29 “	1,792,851	1,794,360
CS First Boston Mortgage Securities Corp
1.541% due 02/25/32 “ ++	736,081	736,965
1.750% due 03/25/32 ~ + “ ++	15,076,556	15,027,512
6.000% due 01/25/33 “	2,164,050	2,175,768
Deutsche Mortgage Securities Inc 5.500% due 01/25/33 “	129,328	129,480
DLJ Commercial Mortgage Corp 7.300% due 06/10/32 “	1,200,000	1,389,564
Fannie Mae
1.550% due 04/18/28 “ ++	1,594,021	1,600,973
1.600% due 10/18/30 “ ++	14,739	14,819
1.641% due 03/25/17 “ ++	693,822	698,532
5.000% due 03/25/21 “	1,067,244	1,086,601
6.250% due 03/25/13 “	6,591,987	6,810,283
6.250% due 03/25/22 “	632,138	632,841
6.250% due 10/25/22 “	5,453,672	5,543,277
6.250% due 11/25/22 “	225,215	228,300
6.500% due 11/25/07 “	591,100	599,841
6.500% due 12/25/07 “	369,477	373,068
6.500% due 02/25/09 “	56,919	59,801
6.500% due 12/25/22 “	572,470	578,774
6.500% due 01/25/23 “	17,144,050	17,353,035
6.500% due 10/25/42 “	12,509,083	13,294,028
6.500% due 12/25/42 “	1,340,450	1,424,563
7.000% due 04/25/24 “	4,114,317	4,373,792
FFCA Secured Lending Corp 7.270% due 09/18/27 ~ + “	1,951,890	1,914,322
First Nationwide Trust 8.500% due 09/25/31 “	894,862	903,437
Freddie Mac
3.500% due 07/15/32 “	2,304,065	2,308,753
5.000% due 09/15/16 “	10,932,336	11,206,842
5.000% due 02/15/29 “	793,590	793,720
6.000% due 08/15/24 “	27,286	27,283
6.000% due 01/15/28 “	8,746,796	8,783,231
6.000% due 04/15/28 “	1,454,210	1,474,489
6.250% due 02/15/22 “	517,889	517,839
6.250% due 04/15/22 “	4,912,087	5,051,938
6.500% due 03/15/08 “	1,371,445	1,402,533

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

6.500% due 06/15/30 “ 6.650% due 06/15/23 “ 7.000% due 09/15/21 “ 7.500% due 01/15/23 “	$4,400,222 646,934 367,610 9,516,952	$4,440,044 663,461 367,691 10,128,724
Government National Mortgage Association 5.500% due 11/20/31 “ 7.500% due 09/20/26 “	15,709,255 2,371,376	15,963,344 2,538,068
G-Wing Ltd ‘B’ (Cayman) 3.820% due 11/06/11 ~ + “ ++	4,585,962	4,541,753
Imperial Savings Association 8.415% due 02/25/18 “ ++	14,256	14,277
IndyMac ARM Trust 6.576% due 01/25/32 “ ++	1,448,648	1,497,693
MASTR Asset Securitization Trust 5.500% due 09/25/33 “	704,272	701,675
Mellon Residential Funding Corp 6.750% due 01/25/13 “	9,176	9,176
MLCC Mortgage Investors Inc 1.543% due 03/15/25 “ ++	13,708,316	13,723,461
NationsBanc Montgomery Funding Corp 6.750% due 06/25/28 “	605,914	609,776
PNC Mortgage Securities Corp 6.625% due 06/25/13 “ 7.200% due 05/25/40 “ ++	588,251 101,224	590,083 104,166
Residential Accredit Loans Inc 5.500% due 06/25/17 “ 7.500% due 03/25/27 “	2,667,652 472,880	2,748,779 474,570
Residential Funding Mortgage Securities Inc 6.500% due 03/25/24 “ 6.500% due 04/25/29 “ 6.500% due 05/25/29 “ 7.000% due 10/25/23 “	748,664 4,385,473 2,191,270 2,969,783	757,728 4,383,337 2,195,153 2,965,652
Security National Mortgage Loan Trust 5.790% due 02/25/17 ~ + “	326,447	326,491
Sequoia Mortgage Trust 1.520% due 07/20/33 “ ++	7,712,420	7,730,447
Small Business Administration Inc 7.452% due 09/01/10 “ 7.640% due 03/10/10 “ 8.017% due 02/10/10 “	410,717 1,448,523 1,111,873	446,415 1,583,107 1,228,258
Structured Asset Mortgage Investments Inc 6.449% due 06/25/29 “ ++ 7.181% due 02/25/30 “ ++	171,582 572,515	176,578 592,330
Structured Asset Securities Corp 1.431% due 01/25/33 “ ++	411,235	410,520
Summit Mortgage Trust 1.669% due 04/28/35 ~ + “ ++	4,443,669	4,407,725
Union Planters Mortgage Finance Corp 6.800% due 01/25/28 “	4,500,000	4,717,206
Washington Mutual Inc 3.159% due 02/27/34 “ ++ 5.162% due 10/25/32 “ ++	8,166,572 2,770,135	8,301,376 2,838,037
Washington Mutual Mortgage Securities Corp 6.010% due 01/25/31 “ ++	1,023,952	1,023,580
Washington Mutual MSC Mortgage Inc 5.120% due 02/25/33 “ ++ 5.750% due 12/25/32 “	8,539,687 4,597,637	8,709,033 4,682,686
Wells Fargo Mortgage-Backed Securities Trust 4.739% due 09/25/32 “ ++ 5.018% due 09/25/32 “ ++ 6.372% due 10/25/31 “ ++ 6.644% due 10/25/31 “ ++	1,784,978 1,183,518 413,610 1,972,858	1,800,494 1,204,138 413,870 1,974,454

		253,135,316

Fannie Mae - 7.13%

3.268% due 03/01/33 “ ++	3,551,280	3,577,662
3.416% due 12/01/22 “ ++	118,399	122,784
3.448% due 11/01/23 “ ++	7,097	7,386
3.495% due 04/01/27 “ ++	481,220	498,312
3.650% due 01/01/25 “ ++	225,650	234,074
3.838% due 01/01/23 “ ++	521,151	539,203
4.042% due 05/01/36 “ ++	483,374	491,533
4.163% due 05/01/36 “ ++	475,250	483,320
4.237% due 05/01/36 “ ++	14,771,824	15,023,506
5.161% due 09/01/34 “ ++	8,721,501	8,874,757
5.500% due 12/01/14 “	141,215	147,072
5.500% due 12/01/22 “	13,749,872	14,069,202
5.500% due 06/01/23 “	15,980,206	16,351,296
6.000% due 04/01/16 “	15,856	16,536
6.000% due 05/01/17 “	619,772	651,031
6.000% due 07/01/17 “	668,027	701,720
6.000% due 07/01/18 “	1,135,371	1,182,088
6.000% due 10/01/18 “	72,071	75,036
6.000% due 11/01/18 “	358,357	373,103
6.000% due 12/01/18 “	62,687	65,266
6.000% due 01/01/19 “	1,319,505	1,373,799
6.000% due 02/01/19 “	751,971	782,788
6.000% due 03/01/19 “	238,464	248,141
6.000% due 04/01/19 “	110,870	115,369
6.000% due 05/01/19 “	305,606	318,007
6.000% due 07/01/19 “	36,459	37,939
6.000% due 03/01/21 “	423,913	440,601
6.000% due 04/01/21 “	1,691,190	1,757,765
6.000% due 05/01/21 “	309,630	321,818
6.000% due 07/01/21 “	354,442	368,395
6.000% due 08/01/21 “	67,003	69,641
6.000% due 09/01/21 “	158,889	165,143
6.000% due 10/01/21 “	623,634	648,184
6.000% due 11/01/21 “	29,868,893	31,044,700
6.000% due 12/01/21 “	1,255,681	1,305,112
6.000% due 01/01/22 “	1,881,557	1,955,626
6.000% due 02/01/22 “	353,866	367,796
6.000% due 03/01/22 “	90,947	94,531
6.000% due 04/01/22 “	12,257,388	12,713,427
6.000% due 07/01/22 “	1,538,143	1,598,759
6.000% due 08/01/22 “	1,851,609	1,924,578
6.000% due 10/01/22 “	472,840	491,474
6.000% due 01/01/23 “	14,723,285	15,303,506
6.000% due 02/01/23 “	2,370,750	2,464,313
6.000% due 04/01/23 “	10,739,816	11,163,683
6.000% due 05/01/23 “	2,719,785	2,827,127
6.000% due 07/01/23 “	3,225,505	3,352,806
6.500% due 09/01/05 “	249,112	254,423
6.500% due 01/01/13 “	178,844	189,836
6.500% due 12/01/14 “	144,621	153,472
6.500% due 11/01/15 “	9,440	10,019
6.500% due 01/01/16 “	23,163	24,581
6.500% due 02/01/16 “	134,263	142,446
6.500% due 03/01/16 “	22,097	23,450
6.500% due 05/01/16 “	533,963	566,714
6.500% due 06/01/16 “	330,741	351,028
6.500% due 07/01/16 “	1,297,317	1,376,888
6.500% due 08/01/16 “	199,002	211,208
6.500% due 09/01/16 “	282,217	299,528
6.500% due 10/01/16 “	165,869	176,043
6.500% due 11/01/16 “	3,597,646	3,818,308
6.500% due 12/01/16 “	195,379	207,362
6.500% due 01/01/17 “	529,426	561,899
6.500% due 02/01/17 “	2,908,167	3,086,551
6.500% due 03/01/17 “	7,459,488	7,918,871
6.500% due 04/01/17 “	511,006	542,481
6.500% due 05/01/17 “	3,511,150	3,727,392
6.500% due 06/01/17 “	1,047,558	1,112,081
6.500% due 04/01/18 “	102,479	107,577
6.500% due 11/01/21 “	240,646	252,340
6.500% due 12/01/27 “	205,301	215,231
6.500% due 08/01/28 “	4,433	4,643
6.500% due 09/01/28 “	152,065	159,270

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND MANAGED BOND PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Principal Amount	Value
6.500% due 12/01/28 “	$380,597	$398,776
6.500% due 01/01/29 “	8,081	8,464
6.500% due 03/01/29 “	204,783	214,365
6.500% due 04/01/29 “	65,515	68,619
6.500% due 06/01/29 “	319,436	334,383
6.500% due 08/01/29 “	127,178	133,130
6.500% due 12/01/29 “	127,890	133,874
6.500% due 01/01/30 “	191,996	200,980
6.825% due 08/01/09 “	960,989	1,078,227
6.875% due 08/01/09 “	961,431	1,080,895
6.900% due 09/01/09 “	573,208	645,890
7.220% due 06/01/27 “ ++	46,510	47,935
8.000% due 04/01/30 “	11,409	12,339
8.000% due 05/01/30 “	73,950	79,974
8.000% due 08/01/30 “	95,552	103,338
8.000% due 09/01/30 “	51,896	56,124

		186,830,870

Federal Housing Authority - 0.48%

7.422% due 09/01/19 + “	2,703,044	2,742,797
7.430% due 10/01/20 + “	964,196	978,377
7.430% due 08/01/21 + “	92,166	94,656
7.430% due 10/01/23 + “	2,754,304	2,828,724
7.430% due 12/01/23 + “	2,873,142	2,915,397
7.430% due 10/01/24 + “	2,407,542	2,472,593
7.860% due 11/01/22 + “	621,760	630,904

		12,663,448

Freddie Mac - 2.55%

3.635% due 05/01/23 “ ++	44,947	46,777
3.845% due 01/01/28 “ ++	237,349	245,962
5.500% due 03/01/23 “	1,739,490	1,779,332
5.500% due 04/01/23 “	1,792,493	1,833,549
5.500% due 01/01/30 “	20,596,970	20,970,051
5.832% due 03/01/32 “ ++	4,391,930	4,545,287
5.872% due 07/01/32 “ ++	963,994	989,524
5.902% due 03/01/32 “ ++	1,587,752	1,630,427
6.000% due 07/01/06 “	148,199	152,593
6.000% due 03/03/18 “	9,849	10,251
6.000% due 11/01/18 “	85,112	88,590
6.000% due 03/01/21 “	1,152,209	1,197,185
6.000% due 05/01/21 “	251,366	261,178
6.000% due 07/01/21 “	318,867	331,313
6.000% due 11/01/21 “	1,083,405	1,125,696
6.000% due 05/01/22 “	349,160	362,815
6.000% due 07/01/22 “	1,309,713	1,360,933
6.000% due 09/01/22 “	1,061,072	1,102,567
6.000% due 10/01/22 “	11,097,110	11,531,089
6.046% due 05/01/32 “ ++	967,779	1,000,647
6.500% due 01/01/15 “	7,339	7,775
6.500% due 04/01/15 “	150,991	159,976
6.500% due 07/01/15 “	107,451	113,845
6.500% due 08/01/15 “	6,572	6,963
6.500% due 12/01/15 “	40,230	42,624
6.500% due 03/01/16 “	3,598	3,813
6.500% due 05/01/16 “	8,628,571	9,142,051
6.500% due 06/01/16 “	237,172	251,310
6.500% due 07/01/16 “	561,571	595,048
6.500% due 08/01/16 “	185,971	197,057
6.500% due 09/01/16 “	273,419	289,718
6.500% due 11/01/16 “	233,888	247,831
6.500% due 01/01/17 “	88,659	93,945
6.500% due 02/01/17 “	604,175	640,252
6.500% due 03/01/17 “	1,462,152	1,549,600
6.500% due 04/01/17 “	386,144	409,163
6.500% due 05/01/17 “	2,182,683	2,312,878
9.000% due 12/01/04 “	1,425	1,472

		66,631,087

Government National Mortgage Association - 3.10%

3.000% due 09/20/31 “ ++	4,997,412	4,981,206
3.250% due 06/20/29 “ ++	384,419	384,178
3.250% due 06/20/30 “ ++	331,109	330,461
3.500% due 06/20/28 “ ++	410,818	411,489
3.500% due 06/20/30 “ ++	2,539,099	2,545,969
3.500% due 09/20/30 “ ++	128,098	128,602
3.500% due 03/20/32 “ ++	1,001,451	995,095
4.000% due 09/20/30 “ ++	280,726	286,819
4.000% due 06/20/31 “ ++	2,289,068	2,337,580
4.000% due 03/20/32 “ ++	1,122,455	1,140,718
4.000% due 06/20/32 “ ++	1,924,633	1,967,470
4.000% due 01/20/33 “ ++	3,907,064	3,955,963
4.250% due 03/20/28 “ ++	267,713	271,198
4.250% due 03/20/29 “ ++	85,631	86,742
4.375% due 05/20/22 “ ++	89,792	91,529
4.375% due 06/20/22 “ ++	22,815	23,257
4.375% due 01/20/23 “ ++	484,713	492,791
4.375% due 02/20/23 “ ++	933,119	948,558
4.375% due 03/20/23 “ ++	1,967,795	2,000,236
4.375% due 01/20/24 “ ++	789,339	802,888
4.375% due 02/20/24 “ ++	384,310	390,910
4.375% due 03/20/24 “ ++	1,865,501	1,897,565
4.375% due 04/20/24 “ ++	1,964,960	2,009,557
4.375% due 05/20/24 “ ++	3,327,138	3,402,739
4.375% due 06/20/24 “ ++	4,398,114	4,497,433
4.375% due 01/20/25 “ ++	145,621	147,817
4.375% due 02/20/25 “ ++	506,595	514,368
4.375% due 06/20/25 “ ++	146,552	149,625
4.375% due 06/20/26 “ ++	61,589	62,889
4.375% due 02/20/27 “ ++	179,983	182,764
4.375% due 06/20/27 “ ++	131,055	133,819
4.375% due 05/20/28 “ ++	75,861	77,457
4.500% due 09/20/32 “ ++	754,402	775,661
4.500% due 12/20/32 “ ++	4,010,823	4,060,665
4.500% due 03/20/33 “ ++	4,237,608	4,311,470
4.750% due 07/20/23 “ ++	228,710	234,252
4.750% due 08/20/23 “ ++	368,985	377,930
4.750% due 07/20/24 “ ++	694,222	709,935
4.750% due 08/20/24 “ ++	108,817	111,464
4.750% due 09/20/24 “ ++	69,447	71,137
4.750% due 07/20/25 “ ++	312,220	319,635
4.750% due 08/20/25 “ ++	201,019	205,726
4.750% due 09/20/25 “ ++	151,750	155,396
4.750% due 07/20/26 “ ++	640,422	653,754
4.750% due 09/20/26 “ ++	291,476	297,457
4.750% due 09/20/27 “ ++	55,361	56,435
4.750% due 03/20/29 “ ++	315,313	322,259
5.000% due 12/20/32 “ ++	1,818,211	1,853,227
5.000% due 03/20/33 “ ++	916,049	943,241
5.250% due 08/20/20 “ ++	247,010	254,404
5.250% due 09/20/22 “ ++	108,350	111,937
5.250% due 07/20/24 “ ++	119,477	123,242
5.500% due 11/20/32 “ ++	377,919	387,352
5.625% due 12/20/22 “ ++	18,890	19,387
5.625% due 10/20/23 “ ++	976,686	1,005,471
5.625% due 11/20/23 “ ++	1,770,239	1,822,431
5.625% due 12/20/23 “ ++	1,704,115	1,754,362
5.625% due 10/20/24 “ ++	365,714	376,085
5.625% due 11/20/24 “ ++	520,702	535,059
5.625% due 12/20/24 “ ++	429,486	441,555
5.625% due 11/20/26 “ ++	770,598	792,331
5.625% due 12/20/26 “ ++	99,596	102,406
6.000% due 08/15/31 “	101,127	105,203
6.125% due 11/20/24 “ ++	372,123	381,436
7.500% due 04/15/30 “	36,945	39,665
7.500% due 01/15/31 “	24,744	26,558
7.500% due 02/15/31 “	104,503	112,164

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value
7.500% due 07/15/31 “	$23,153	$24,850
7.500% due 12/15/31 “	1,253,276	1,345,453
8.000% due 11/15/29 “	508	553
8.000% due 12/15/29 “	66,217	72,070
8.000% due 02/15/30 “	60,940	66,316
8.000% due 02/20/30 “	67,171	72,593
8.000% due 03/15/30 “	122,806	133,639
8.000% due 04/15/30 “	106,039	115,394
8.000% due 05/15/30 “	35,466	38,595
8.000% due 06/15/30 “	945,195	1,028,573
8.000% due 07/15/30 “	26,492	28,829
8.000% due 08/15/30 “	677,905	737,708
8.000% due 09/15/30 “	974,043	1,060,031
8.000% due 10/15/30 “	99,125	107,871
8.000% due 11/15/30 “	2,904	3,160
8.000% due 12/15/30 “	889,029	967,453
8.000% due 01/15/31 “	140,088	152,439
8.000% due 02/15/31 “	132,666	144,363
8.000% due 06/15/31 “	12,185	13,259
8.000% due 07/15/31 “	30,639	33,340
8.000% due 08/15/31 “	81,915	89,137
8.000% due 09/15/31 “	31,483	34,259
8.000% due 10/15/31 “	32,476	35,340
8.000% due 11/15/31 “	1,105,782	1,203,271
8.000% due 03/15/32 “	1,189,635	1,294,592
8.000% due 07/15/32 “	13,994	15,226
8.000% due 08/15/32 “	248,361	270,235
8.500% due 09/15/16 “	38,873	43,155
8.500% due 12/15/21 “	499	551
8.500% due 08/15/22 “	2,863	3,161
8.500% due 12/15/22 “	1,633	1,803
8.500% due 01/15/28 “	9,098	9,917
8.500% due 09/15/29 “	156,438	170,415
8.500% due 10/15/29 “	142,493	155,167
8.500% due 11/15/29 “	142,253	154,963
8.500% due 12/15/29 “	249,103	271,359
8.500% due 01/15/30 “	303,747	330,704
8.500% due 02/15/30 “	324,621	353,429
8.500% due 03/15/30 “	552,561	601,598
8.500% due 04/15/30 “	894,709	974,157
8.500% due 05/15/30 “	607,169	661,053
8.500% due 06/15/30 “	1,320,009	1,437,153
8.500% due 07/15/30 “	1,478,564	1,609,777
8.500% due 08/15/30 “	1,115,766	1,214,785
8.500% due 09/15/30 “	56,478	61,490
8.500% due 10/15/30 “	985,556	1,073,020
8.500% due 11/15/30 “	445,389	484,915
8.500% due 12/15/30 “	688,501	749,604
8.500% due 01/15/31 “	56,431	61,424
9.000% due 02/15/17 “	9,187	10,280
9.000% due 02/15/20 “	42,799	47,962
9.000% due 04/15/20 “	14,827	16,615
9.500% due 08/15/17 “	3,334	3,736
9.500% due 04/15/18 “	574	644
10.000% due 05/15/19 “	2,953	3,329
10.000% due 07/15/22 “	46,900	52,781
10.000% due 02/15/25 “	47,818	53,833

		81,201,713

Stripped Mortgage-Backed Securities - 0.04%

Fannie Mae (IO) 0.950% due 03/25/09 “ ++	467,579	7,409
Freddie Mac (IO)
7.000% due 04/15/23 “	97,613	3,712
7.000% due 06/15/23 “	70,856	3,734
GMAC Commercial Mortgage Securities Inc (IO) 0.593% due 05/15/35 “ ++	13,571,696	392,962
Lehman Large Loan (IO) 0.709% due 10/12/34 “ ++	12,072,186	229,667
Mortgage Capital Funding Inc (IO) 1.329% due 11/20/27 “ ++	7,432,211	268,521

		906,005

Total Mortgage-Backed Securities (Cost $596,889,757)		601,368,439

ASSET-BACKED SECURITIES - 2.56%

American Business Financial Services Inc 6.455% due 09/25/29 “	3,677,745	3,878,552
Asset Backed Securities Corp Home Equity 1.463% due 08/15/32 “ ++	1,760,337	1,759,496
Chase Funding Loan Acquisition Trust 1.381% due 04/25/31 “ ++	250,951	251,147
Conseco Finance Securitizations Corp Inc
7.350% due 10/15/30 “	9,972,106	10,128,248
7.470% due 05/01/32 “	4,094,714	4,139,200
ContiMortgage Home Equity Loan Trust 6.470% due 12/25/13 “	2,049,151	2,128,427
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 “	415,237	441,618
Embarcadero Aircraft Securitization Trust 1.643% due 08/15/25 ~ + “ ++	747,764	455,494
Financial Asset Securities Corp 1.271% due 09/27/33 ~ “ ++	4,725,611	4,727,422
First Franklin Mortgage Loan Asset-Backed Certs 2.800% due 02/25/33 “ ++	4,146,288	4,203,627
Green Tree Financial Corp
7.080% due 09/01/30 “	9,000,000	2,165,625
7.300% due 12/15/26 “	207,425	104,620
IMC Home Equity Loan Trust 6.340% due 08/20/29 “	1,468,874	1,518,028
MBNA Master Credit Card Trust 6.450% due 02/15/08 “	2,500,000	2,666,867
Mid-State Trust
7.340% due 07/01/35 “	3,644,175	3,864,683
8.330% due 04/01/30 “	8,723,163	9,451,363
Renaissance Home Equity Loan Trust 1.581% due 08/25/33 + “ ++	6,097,460	6,102,515
Sallie Mae 1.361% due 04/25/11 “ ++	3,132,571	3,140,211
Salomon Brothers Mortgage Securities VII Inc 1.743% due 12/15/29 “ ++	5,807,904	5,811,849
Saxon Asset Securities Trust 1.401% due 07/25/30 “ ++	20,219	20,232

Total Asset-Backed Securities (Cost $66,361,778)		66,959,224

STRIPPED ASSET-BACKED SECURITY - 0.01%

Oakwood Mortgage Investors Inc (IO) 6.000% due 08/15/09 + “	928,000	178,858

Total Stripped Asset-Backed Security (Cost $247,994)		178,858

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 0.45%

Small Business Administration Participation Certs 6.120% due 09/01/21	$4,461,613	$4,800,030
Tennessee Valley Authority 4.875% due 12/15/16	6,500,000	6,964,724

Total U.S. Government Agency Issues (Cost $11,673,500)		11,764,754

U.S. TREASURY OBLIGATIONS - 24.80%

U.S. Treasury Bonds - 11.01%

5.500% due 08/15/28	7,500,000	7,814,362
6.875% due 08/15/25	82,600,000	101,072,086
7.500% due 11/15/16	136,270,000	173,531,396
8.000% due 11/15/21	4,400,000	5,943,784

		288,361,628

U.S. Treasury Inflation Index Bonds - 9.43%

3.000% due 07/15/12 ^	5,762,176	6,283,474
3.375% due 01/15/07 ^	29,309,521	31,759,621
3.500% due 01/15/11 ^	5,511,551	6,195,331
3.625% due 01/15/08 ^	134,155,494	148,409,649
3.875% due 01/15/09 ^	35,422,026	40,010,312
4.250% due 01/15/10 ^	12,370,725	14,385,805

		247,044,192

U.S. Treasury Notes - 4.36%

3.125% due 09/15/08	13,400,000	13,396,342
3.250% due 08/15/07	99,000,000	101,014,848

		114,411,190

Total U.S. Treasury Obligations (Cost $646,389,490)		649,817,010

FOREIGN GOVERNMENT BONDS - 3.68%

Hydro Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,389,936
Province of Quebec (Canada) 7.500% due 07/15/23	2,495,000	3,069,850
Province of Saskatchewan (Canada) 8.500% due 07/15/22	340,000	463,814
Republic of Brazil (Brazil)
2.000% due 04/15/06 ++	6,580,000	6,515,397
11.500% due 03/12/08	12,620,000	14,702,300
12.250% due 03/06/30	1,250,000	1,562,500
Republic of Panama (Panama)
8.250% due 04/22/08	1,500,000	1,657,500
8.875% due 09/30/27	8,500,000	8,967,500
9.375% due 01/16/23	9,500,000	10,402,500
10.750% due 05/15/20	290,000	349,450
Republic of Peru (Peru)
4.500% due 03/07/17 ++	950,000	853,452
9.125% due 02/21/12	11,600,000	12,992,000
9.875% due 02/06/15	2,000,000	2,330,000
Republic of South Africa (South Africa)
7.375% due 04/25/12	320,000	360,800
9.125% due 05/19/09	500,000	603,750
State of Qatar (Qatar) 9.500% due 05/21/09	230,000	292,228
United Mexican States (Mexico)
8.000% due 09/24/22	6,500,000	7,127,250
8.300% due 08/15/31	15,900,000	17,967,000
8.375% due 01/14/11	3,750,000	4,462,500

	Notional Amount
United Mexican States Value Recovery Right (Mexico)
0.000% due 06/30/04 ++	21,250,000	212,500
0.000% due 06/30/05 ++	21,250,000	42,500
0.000% due 06/30/06 ++	21,250,000	42,500
0.000% due 06/30/07 ++	21,250,000	26,562

Total Foreign Government Bonds (Cost $84,457,962)		96,393,789

	Principal Amount

MUNICIPAL BONDS - 4.07%

California Educational Facilities Authority ‘A’ 5.000% due 10/01/33	1,200,000	1,231,164
California State Revenue ‘A’ 2.000% due 06/16/04	13,500,000	13,527,405
Chicago Board of Education IL ‘A’ 0.000% due 12/01/31	3,700,000	829,799
Cook County IL ‘B’ 5.250% due 11/15/14	5,000,000	5,679,350
Georgia State ‘B’ 5.000% due 05/01/20	2,750,000	2,922,810
Georgia State Road & Tollway Authority 5.125% due 03/01/20	4,000,000	4,287,200
Hamilton OH School District Gas Supply Revenue 7.740% due 02/01/12	5,500,000	6,640,590
Houston Independent School District TX ‘A’ 4.750% due 02/15/26	1,000,000	1,003,100
Illinois Health Facilities Authority 6.125% due 11/15/22	1,000,000	1,079,610
Illinois State Taxable Pension 5.100% due 06/01/33	12,800,000	11,769,216
Illinois Student Assistance Commission 1.190% due 03/01/41 + ++	10,100,000	10,091,324
Lee County Florida Apartment Revenue ‘A’ 6.000% due 10/01/29	1,000,000	1,101,010
Lower Colorado River Authority TX 5.000% due 05/15/31	2,750,000	2,804,423
New Mexico Mortgage Finance Authority 7.070% due 03/01/28	525,000	557,209
New York City Municipal Water Finance Authority ‘A’
5.000% due 06/15/29	2,700,000	2,757,726
5.125% due 06/15/34	2,800,000	2,885,988
New York City Municipal Water Finance Authority ‘E’ 5.000% due 06/15/34	1,200,000	1,225,320
New York City Transitional Finance Authority ‘B’ 4.750% due 11/01/23	1,000,000	1,007,930
Puerto Rico Commonwealth ‘A’ 5.125% due 07/01/31	500,000	511,695
Salt River Project Agriculture & Power AZ ‘B’ 5.000% due 01/01/31	700,000	719,894
San Francisco City & County Public Utilities CA ‘A’ 5.000% due 11/01/32	1,400,000	1,435,028
State of Minnesota
5.000% due 08/01/10	4,000,000	4,509,280
5.000% due 08/01/11	6,345,000	7,161,792
5.000% due 08/01/12	7,420,000	8,366,495
Tobacco Settlement Authority IA ‘B’ 5.600% due 06/01/35	1,200,000	1,014,084
Tobacco Settlement Financing Corp NJ
6.000% due 06/01/37	1,515,000	1,355,743
6.750% due 06/01/39	3,535,000	3,487,843

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value
Tobacco Settlement Revenue Management SC ‘B’ 6.000% due 05/15/22	$ 5,420,000	$ 5,187,319
Virginia Housing Development Authority 5.350% due 07/01/31	1,500,000	1,541,864

Total Municipal Bonds (Cost $105,209,640)		106,692,211

	Notional Amount

PURCHASED CALL OPTION - 0.00%

Swaption (3-month LIBOR vs 1.500%) (OTC) Strike @ 1.50 Exp. 01/20/04 25,000,000 Contracts	25,000,000	14,000

Total Purchased Call Option (Cost $9,844)		14,000

PURCHASED PUT OPTIONS - 0.00%

Euribor June Futures (LIFFE) Strike @ 96.50 Exp. 06/14/04 260 Contracts	EUR 260,000,000	-
Eurobund March Futures (EUX) Strike @ 104.50 Exp. 02/20/04 700 Contracts	EUR 70,000,000	8,820
Eurodollar March Futures (CME) Strike @ 95.75 Exp. 03/15/04 1050 Contracts	$1,050,000,000	6,562
Eurodollar June Futures (CME) Strike @ 93.00 Exp. 06/14/04 1300 Contracts	1,300,000,000	8,125
Eurodollar September Futures (CME) Strike @ 93.75 Exp. 09/13/04 804 Contracts	804,000,000	5,025
PNC Mortgage Securities Corp (OTC) Strike @ 100.00 Exp. 04/01/05 46,000 Contracts	4,600,000	-
10-Year U.S. Treasury Note March Futures (CBOT) Strike @ 100.00 Exp. 02/20/04 400 Contracts	40,000,000	6,250

Total Purchased Put Options (Cost $44,315)		34,782

	Principal Amount

SHORT-TERM INVESTMENTS - 27.96%

Commercial Paper - 16.62%

Danske Corp
1.075% due 02/09/04	18,700,000	18,678,222
1.075% due 03/19/04	50,000,000	49,883,000
General Electric Capital Corp
1.090% due 01/27/04	9,300,000	9,292,679
1.090% due 02/24/04	24,700,000	24,659,616
1.090% due 04/13/04	25,000,000	24,922,000
1.100% due 03/16/04	2,300,000	2,294,825
1.110% due 04/08/04	13,700,000	13,659,448
HBOS Treasury Services PLC (United Kingdom) 1.100% due 04/16/04	65,000,000	64,791,350
KFW International Finance Inc 1.090% due 03/03/04 ~	20,000,000	19,962,800
Kraft Foods Inc 2.080% due 02/27/04	12,900,000	12,900,000
Nestle Capital Corp 1.060% due 02/12/04 ~	19,000,000	18,976,503
Rabobank USA Financial Corp
1.060% due 01/30/04	8,500,000	8,492,742
1.075% due 02/24/04	5,000,000	4,991,938
Royal Bank of Scotland (United Kingdom)
1.080% due 02/03/04	28,000,000	27,972,280
1.085% due 02/12/04	30,000,000	29,962,025
UBS Finance (DE) LLC ‘C’
1.060% due 01/20/04	13,000,000	12,992,727
1.075% due 02/12/04	31,500,000	31,460,494
Westpac Capital Corp 1.090% due 02/02/04	29,500,000	29,471,418
Westpac Trust 1.070% due 02/23/04	30,000,000	29,952,742

		435,316,809

U.S. Government Agency Issue - 0.07%

Fannie Mae 1.050% due 03/17/04	1,800,000	1,795,896

U.S. Treasury Bills - 5.83%

0.876% due 03/11/04 **	7,230,000	7,218,634
0.882% due 03/18/04 **	33,635,000	33,575,836
0.920% due 03/04/04 **	1,870,000	1,867,360
0.995% due 04/08/04 **	1,100,000	1,097,386
1.040% due 05/13/04	109,300,000	108,944,884

		152,704,100

Repurchase Agreements - 5.44%

Credit Suisse First Boston Corp 0.880% due 01/05/04 (Dated 12/31/03, repurchase price of $114,614,007; collateralized by U.S. Treasury Inflation Bonds 3.000% due 07/15/12 and market value $117,328,881)	114,600,000	114,600,000
State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $27,931,931; collateralized by U.S. Treasury Notes 2.000% due 11/30/04 and market value $28,492,850)	27,931,000	27,931,000

		142,531,000

Total Short-Term Investments (Cost $732,274,446)		$732,347,805

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.22% (Cost $2,557,882,448)		2,599,083,442

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

SECURITIES LENDING COLLATERAL - 24.93%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	653,096,488	$653,096,488

Total Securities Lending Collateral (Cost $653,096,488)		653,096,488

TOTAL INVESTMENTS - 124.15% (Cost $3,210,978,936)		3,252,179,930

OTHER ASSETS & LIABILITIES, NET - (24.15%)		(632,532,746)

NET ASSETS - 100.00%		$2,619,647,184

Notes to Schedule of Investments
(a) Securities with an approximate aggregate market value of $43,759,216 were segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2003:
Type	Number of Contracts	Unrealized Appreciation (Depreciation)

Euro-Bobl 5-Year Note (03/04)	389	$(5,233)
Euro-Bund 10-Year Note (03/04)	2,870	6,325,397
Eurodollar Futures (12/04)	13	(2,275)
Eurodollar Futures (12/05)	1,037	1,056,692
90-Day GBP LIBOR Futures (12/04)	178	89,318
90-Day GBP LIBOR Futures (03/05)	1,250	(232,049)
U.S. Treasury 5-Year Notes (03/04)	295	257,062
U.S. Treasury 10-Year Notes (03/04)	8,229	14,668,806
U.S. Treasury 30-Year Bonds (03/04)	206	(244,625)

		$21,913,093

(b) Forward foreign currency contracts outstanding at December 31, 2003, were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation (Depreciation)

Buy	CAD	17,170,000	01/04	$322,888
Buy	CNY	178,150,500	09/04	321,803
Sell	CNY	93,207,500	09/04	(178,662)
Buy	CNY	90,821,250	09/05	297,379
Buy	EUR	15,905,000	01/04	616,436
Sell	EUR	21,872,000	01/04	(667,167)
Sell	GBP	5,016,000	01/04	(99,479)
Buy	JPY	1,225,622,000	01/04	55,658
Buy	MXN	37,774,000	02/04	(54,317)
Buy	MXN	19,017,000	03/04	(17,747)

				$596,792

(c) Swap agreements outstanding at December 31, 2003:
Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive floating rate based on the matching maturity swap spread and pay fixed rate of 0.180% over the yield of the 30-Year Treasury Bond.

Broker: Bank of America Corp Exp. 01/15/04	$46,000,000	$89,833

Broker: Merrill Lynch & Co Inc Exp. 01/15/04	$38,100,000	74,406

Receive floating rate based on the ERISA-eligible Component of the Lehman Brothers CMBS Investment Grade Index and pay floating rate based on the 1-month USD-LIBOR minus 65 basis points.

Broker: The Bear Stearns Cos Inc Exp. 04/01/04	$22,900,000	-

Receive fixed rate equal to 1.500% and pay floating rate based on 3-month CHF-LIBOR.

Broker: J.P. Morgan Chase & Co Exp. 03/29/05	CHF 237,000,000	540,512

Broker: Merrill Lynch & Co Inc Exp. 03/29/05	CHF 197,600,000	419,223

Receive fixed rate equal to 3.250% and pay floating rate based on 6-month EUR-LIBOR.

Broker: J.P. Morgan Chase & Co Exp. 03/15/07	EUR 83,100,000	(1,104,743)

Receive floating rate based on 6-month JPY-LIBOR and pay fixed rate equal to 1.669%.

Broker: The Goldman Sachs Group Inc Exp. 05/18/07	JPY 2,375,000,000	(914,043)

Receive fixed rate equal to 4.000% and pay floating rate based on 3-month USD-LIBOR.

Broker: The Goldman Sachs Group Inc Exp. 08/15/07	$369,300,000	2,820,354

Receive fixed rate equal to 4.500% and pay floating rate based on 3-month SEK-LIBOR.

Broker: J.P. Morgan Chase & Co Exp. 06/17/08	SEK 541,300,000	(1,406,609)

Broker: Merrill Lynch & Co Inc Exp. 06/17/08	SEK 231,500,000	(255,500)

Receive fixed rate equal to 0.110% and pay to the counter party at par in the event of default of the Johnson & Johnson 3.800% due 05/15/13.

Broker: Lehman Brothers Holdings Inc Exp. 12/20/08	$7,900,000	(3,703)

Receive fixed rate equal to 0.120% and pay to the counter party at par in the event of default of the The Home Depot Inc 5.375% due 04/01/06.

Broker: Lehman Brothers Holdings Inc Exp. 12/20/08	$7,900,000	3,677

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive fixed rate equal to 0.130% and pay to the counter party at par in the event of default of the E.I. du Pont de Nemours and Co 6.875% due 10/15/09.

Broker: Bank of America Corp Exp. 12/20/08	$7,200,000	$(9)

Receive fixed rate equal to 0.140% and pay to the counter party at par in the event of default of the Wal-Mart Stores Inc 6.875% due 08/10/09.

Broker: Barclays Bank PLC Exp. 12/20/08	$800,000	372

Broker: Citigroup Inc Exp. 12/20/08	$12,600,000	5,860

Receive fixed rate equal to 0.140% and pay to the counter party at par in the event of default of the Wal-Mart Stores Inc 3.375% due 10/01/08.

Broker: Lehman Brothers Holdings Inc Exp. 12/20/08	$400,000	186

Receive fixed rate equal to 0.150% and pay to the counter party at par in the event of default of the Wal-Mart Stores Inc 4.550% due 05/01/13.

Broker: Credit Suisse First Boston Corp Exp. 12/20/08	$1,300,000	(2)

Receive fixed rate equal to 0.160% and pay to the counter party at par in the event of default of the Eli Lilly & Co 6.000% due 03/15/12.

Broker: Barclays Bank PLC Exp. 12/20/08	$8,700,000	12,194

Receive fixed rate equal to 0.210% and pay to the counter party at par in the event of default of the Emerson Electric Co 4.625% due 10/15/12.

Broker: Morgan Stanley Exp. 12/20/08	$6,000,000	11,144

Receive fixed rate equal to 0.220% and pay to the counter party at par in the event of default of the Gannett Co Inc 6.375% due 04/01/12.

Broker: Merrill Lynch & Co Inc Exp. 12/20/08	$2,200,000	-

Receive fixed rate equal to 0.240% and pay to the counter party at par in the event of default of the Costco Wholesale Corp 5.500% due 03/15/07.

Broker: Lehman Brothers Holdings Inc Exp. 12/20/08	$1,700,000	4,646

Receive fixed rate equal to 0.260% and pay to the counter party at par in the event of default of the The Allstate Corp 6.125% due 02/15/12.

Broker: Morgan Stanley Exp. 12/20/08	$10,000,000	(4,883)

Receive fixed rate equal to 0.280% and pay to the counter party at par in the event of default of the Eaton Corp 5.750% due 07/15/12.

Broker: The Bear Stearns Cos Inc Exp. 12/20/08	$8,000,000	(7,434)

Receive fixed rate equal to 0.290% and pay to the counter party at par in the event of default of the Fedex Corp 7.250% due 02/15/11.

Broker: Barclays Bank PLC Exp. 12/20/08	$2,400,000	(9,081)

Broker: Citigroup Inc Exp. 12/20/08	$3,500,000	(13,243)

Receive fixed rate equal to 0.290% and pay to the counter party at par in the event of default of the TRW Inc 7.125% due 06/01/09.

Broker: UBS Securities Inc Exp. 12/20/08	$1,100,000	6,549

Broker: The Bear Stearns Cos Inc Exp. 12/20/08	$1,000,000	5,953

Receive fixed rate equal to 0.290% and pay to the counter party at par in the event of default of the Whirlpool Corp 8.600% due 05/01/10.

Broker: Lehman Brothers Holdings Inc Exp. 12/20/08	$3,800,000	7,030

Receive fixed rate equal to 0.320% and pay to the counter party at par in the event of default of the Hewlett-Packard Co 6.500% due 07/01/12.

Broker: The Bear Stearns Cos Inc Exp. 12/20/08	$9,600,000	(31,376)

Receive fixed rate equal to 0.320% and pay to the counter party at par in the event of default of the Ingersoll-Rand Co Ltd 6.480% due 06/01/25.

Broker: Merrill Lynch & Co Inc Exp. 12/20/08	$4,900,000	2,261

Receive fixed rate equal to 0.350% and pay to the counter party at par in the event of default of the Masco Corp 5.875% due 07/15/12.

Broker: Lehman Brothers Holdings Inc Exp. 12/20/08	$3,300,000	(7,686)

Receive fixed rate equal to 0.350% and pay to the counter party at par in the event of default of the RadioShack Corp 7.375% due 05/15/11.

Broker: Lehman Brothers Holdings Inc Exp. 12/20/08	$3,300,000	7,450

Receive fixed rate equal to 0.410% and pay to the counter party at par in the event of default of the Federated Department Stores Inc 6.625% due 04/01/11.

Broker: Credit Suisse First Boston Corp Exp. 12/20/08	$1,300,000	2,328

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND MANAGED BOND PORTFOLIO Schedule of Investments (Continued) December 31, 2003

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive fixed rate equal to 0.440% and pay to the
counter party at par in the event of default of the
Lockheed Martin Corp 8.200% due 12/01/09.

Broker: Credit Suisse First Boston Corp
Exp. 12/20/08	$1,300,000	$529

Receive fixed rate equal to 0.480% and pay to the
counter party at par in the event of default of the
Carnival Corp 6.150% due 04/15/08.

Broker: ABN Amro Securities LLC
Exp. 12/20/08	$1,100,000	(534)

Receive fixed rate equal to 0.480% and pay to the
counter party at par in the event of default of the
Northrop Grumman Corp 7.125% due 02/15/11.

Broker: Lehman Brothers Holdings Inc
Exp. 12/20/08	$3,200,000	(9,048)

Receive fixed rate equal to 0.500% and pay to the
counter party at par in the event of default of the
Cox Communications Inc 7.750% due 11/01/10.

Broker: Credit Suisse First Boston Corp
Exp. 12/20/08	$1,300,000	(6,089)

Receive fixed rate equal to 0.530% and pay to the
counter party at par in the event of default of the
The Walt Disney Co 6.375% due 03/01/12.

Broker: Credit Suisse First Boston Corp
Exp. 12/20/08	$1,300,000	(9,108)

Receive fixed rate equal to 0.530% and pay to the
counter party at par in the event of default of the
Lockheed Martin Corp 8.200% due 12/01/09.

Broker: Lehman Brothers Holdings Inc
Exp. 12/20/08	$3,200,000	(11,991)

Receive fixed rate equal to 0.610% and pay to the
counter party at par in the event of default of the
Clear Channel Communications Inc 7.650% due 09/15/10.

Broker: Credit Suisse First Boston Corp
Exp. 12/20/08	$1,300,000	(6,799)

Receive fixed rate equal to 0.670% and pay to the
counter party at par in the event of default of the
Clear Channel Communications Inc 7.650% due 09/15/10.

Broker: Barclays Bank PLC
Exp. 12/20/08	$3,900,000	(31,226)

Receive fixed rate equal to 0.670% and pay to the
counter party at par in the event of default of the
The Walt Disney Co 6.375% due 03/01/12.

Broker: Barclays Bank PLC
Exp. 12/20/08	$3,900,000	(52,623)

Receive fixed rate equal to 0.680% and pay to the
counter party at par in the event of default of the
Albertson’s Inc 7.50% due 02/15/11.

Broker: Credit Suisse First Boston Corp
Exp. 12/20/08	$1,300,000	(2,458)

Receive fixed rate equal to 0.900% and pay to the
counter party at par in the event of default of the
Goodrich Corp 7.625% due 12/15/12.

Broker: Credit Suisse First Boston Corp
Exp. 12/20/08	$1,300,000	(23,930)

Receive fixed rate equal to 0.930% and pay to the
counter party at par in the event of default of the
Sun Microsystems Inc 7.650% due 08/15/09.

Broker: J.P. Morgan Chase & Co	$800,000	(8,447)
Exp. 12/20/08

Receive fixed rate equal to 0.970% and pay to the
counter party at par in the event of default of the
Goodrich Corp 7.625% due 12/15/12.

Broker: Lehman Brothers Holdings Inc	$3,200,000	(69,212)
Exp. 12/20/08

Receive fixed rate equal to 0.980% and pay to the
counter party at par in the event of default of the
Sun Microsystems Inc 7.650% due 08/15/09.

Broker: UBS Securities Inc
Exp. 12/20/08	$3,900,000	(50,102)

Receive fixed rate equal to 1.090% and pay to the
counter party at par in the event of default of the
Capital One Financial Corp 4.875% due 05/15/08.

Broker: The Bear Stearns Cos Inc
Exp. 12/20/08	$2,200,000	(9,217)

Receive fixed rate equal to 1.350% and pay to the
counter party at par in the event of default of the
Capital One Financial Corp 8.750% due 02/01/07.

Broker: J.P. Morgan Chase & Co
Exp. 12/20/08	$900,000	(14,380)

Receive fixed rate equal to 4.000% and
pay floating rate based on 3-month USD-LIBOR.

Broker: Bank of America Corp
Exp. 06/16/09	$97,400,000	404,405

Broker: Morgan Stanley
Exp. 06/16/09	$75,000,000	955,650

Broker: The Goldman Sachs Group Inc
Exp. 06/16/09	$176,700,000	712,455

Receive fixed rate equal to .875% and
pay floating rate based on 6-month JPY-LIBOR.

Broker: Morgan Stanley
Exp. 06/20/11	JPY 7,530,000,000	(1,257,542)

See Notes to Financial Statements

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Receive floating rate based on 6-month JPY-LIBOR and
pay fixed rate equal to 1.400%.

Broker: The Goldman Sachs Group Inc
Exp. 06/20/11	JPY 7,530,000,000	$(717,574)

Receive floating rate based on 6-month JPY-LIBOR and
pay fixed rate equal to 1.070%.

Broker: Morgan Stanley
Exp. 06/02/12	JPY 1,370,000,000	339,601

Receive floating rate based on 6-month EUR-LIBOR and
pay fixed rate equal to 5.000%.

Broker: Citibank NA
Exp. 06/17/12	EUR 31,000,000	(2,313,135)

Receive floating rate based on 6-month JPY-LIBOR and
pay fixed rate equal to 1.645%.

Broker: Morgan Stanley
Exp. 06/18/13	JPY 8,780,000,000	321,041

Receive floating rate based on 6-month EUR-LIBOR and
pay fixed rate equal to 5.000%.

Broker: J.P. Morgan Chase & Co
Exp. 06/16/14	EUR 84,600,000	(1,594,719)

Broker: The Goldman Sachs Group Inc
Exp. 06/16/14	EUR 136,100,000	(2,580,296)

Receive floating rate based on 3-month USD-LIBOR and
pay fixed rate equal to 5.000%.

Broker: The Goldman Sachs Group Inc
Exp. 06/16/14	$225,000,000	(495,000)

Receive floating rate based on 3-month USD-LIBOR and
pay fixed rate equal to 4.000%.

Broker: The Goldman Sachs Group Inc
Exp. 06/16/19	$22,900,000	(142,713)

Receive floating rate based on 6-month EUR-LIBOR and
pay fixed rate equal to 6.175%.

Broker: Goldman Sachs Group Inc
Exp. 05/22/30	EUR 3,580,000	(789,571)

		$(7,206,367)

d) Investments Sold Short outstanding at December 31, 2003:

Type	Principal Amount	Value

Fannie Mae
5.500% due 01/14/34 #	$132,500,000	$(134,239,062)
6.000% due 01/14/34 #	76,500,000	(79,081,875)
U.S. Treasury Note
3.000% due 11/15/07 #	130,000,000	(131,157,910)
3.250% due 08/15/07 #	468,300,000	(477,830,842)
3.625% due 05/15/13 #	145,000,000	(139,420,980)

Total Investments Sold Short (Proceeds $953,512,179)		$(961,730,669)

(e) Transactions in written options for the year ended December 31, 2003, were as follows:

		Number of Contracts	Premium
Outstanding, December 31, 2002		640,401,447	$13,465,782
Options Written		753,305,276	14,904,083
Options Expired		(72,902,640)	(2,096,865)
Options Repurchased		(480,204,083)	(11,462,740)

Outstanding, December 31, 2003		840,600,000	$14,810,260

(f) Premiums received and value of written options outstanding at December 31, 2003:

Type	Notional Amount	Premium	Value

Call - OTC Swaption (3 month LIBOR vs 4.000%)
Strike @ 4.00 Exp. 10/07/04	$32,300,000	$810,730	$208,755

Put - OTC Swaption (3 month LIBOR vs 6.000%)
Strike @ 6.00 Exp. 10/07/04	$51,300,000	1,631,340	685,265

Call - OTC Swaption (3 month LIBOR vs 5.000%)
Strike @ 5.00 Exp. 01/07/05	$61,000,000	1,656,150	2,365,275

Put - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 7.00 Exp. 01/07/05	$61,000,000	1,262,700	288,042

Call - OTC Swaption (3 month LIBOR vs 4.000%)
Strike @ 4.00 Exp. 09/23/05	$67,500,000	1,145,690	777,803

Put - OTC Swaption (3 month LIBOR vs 6.000%)
Strike @ 6.00 Exp. 09/23/05	$10,900,000	369,510	270,865

Put - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 7.00 Exp. 09/23/05	$56,600,000	871,640	729,404

Call - OTC Swaption (3 month LIBOR vs 4.000%)
Strike @ 4.00 Exp. 10/31/05	$250,000,000	3,912,500	2,866,750

Put - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 7.00 Exp. 10/31/05	$250,000,000	3,150,000	3,511,750

		$14,810,260	$11,703,909

(g) Notional and principal amount denoted in the indicated currency:

CAD - Canadian Dollar
CHF - Swiss Franc
CNY - China Yuan
EUR - Eurodollar
GBP - British Pound
JPY - Japanese Yen
MXN - Mexican Peso

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 93.24%

Autos & Transportation - 6.71%

Alexander & Baldwin Inc	100,200	$3,375,738
Arctic Cat Inc	137,800	3,403,660
ArvinMeritor Inc	122,100	2,945,052
Frontline Ltd (Bermuda)	112,200	2,857,734
Teekay Shipping Corp (Bahamas)	50,100	2,857,203
Tidewater Inc	87,300	2,608,524
USF Corp	97,500	3,333,525

		21,381,436

Consumer Discretionary - 16.75%

Banta Corp	84,800	3,434,400
Bob Evans Farms Inc	105,800	3,434,268
Brown Shoe Co Inc	92,300	3,500,939
Burlington Coat Factory Warehouse Corp	159,700	3,379,252
Callaway Golf Co	203,900	3,435,715
IHOP Corp	89,800	3,455,504
Kellwood Co	83,300	3,415,300
Landry’s Restaurants Inc	131,000	3,369,320
Libbey Inc	112,700	3,209,696
Lone Star Steakhouse & Saloon Inc	150,000	3,477,000
Russ Berrie & Co Inc	100,800	3,417,120
Russell Corp	192,600	3,382,056
Sturm Ruger & Co Inc	219,600	2,496,852
The Cato Corp ‘A’	168,000	3,444,000
Tupperware Corp	198,800	3,447,192
World Fuel Services Corp	90,400	3,069,080

		53,367,694

Consumer Staples - 6.30%

Casey’s General Stores Inc	187,600	3,313,016
Fresh Del Monte Produce Inc (Cayman)	142,300	3,391,009
Ruddick Corp	187,900	3,363,410
Sensient Technologies Corp	171,900	3,398,463
Universal Corp VA	74,900	3,308,333
Weis Markets Inc	91,300	3,314,190

		20,088,421

Energy - 7.93%

Arch Coal Inc	88,400	2,755,428
Berry Petroleum Co ‘A’	161,600	3,272,400
Cabot Oil & Gas Corp	113,200	3,322,420
Helmerich & Payne Inc	122,400	3,418,632
Massey Energy Co	120,100	2,498,080
Penn Virginia Corp	60,500	3,366,825
St. Mary Land & Exploration Co	118,700	3,382,950
Vintage Petroleum Inc	271,200	3,262,536

		25,279,271

Financial Services - 16.46%

AMCORE Financial Inc	124,400	3,361,288
AmerUs Group Co	98,100	3,430,557
BancorpSouth Inc	121,800	2,889,096
CBL & Associates Properties Inc	10,400	587,600
Chittenden Corp	24,600	827,544
Commercial Federal Corp	125,200	3,344,092
Delphi Financial Group ‘A’	95,200	3,427,200
First Industrial Realty Trust Inc	99,800	3,368,250
Health Care Property Investors Inc	12,200	619,760
Healthcare Realty Trust Inc	84,900	3,035,175
HRPT Properties Trust	329,400	3,323,646
LandAmerica Financial Group Inc	64,900	3,391,674
McGrath RentCorp	91,500	2,493,375
Nationwide Health Properties Inc	20,300	396,865
New Plan Excel Realty Trust Inc	27,900	688,293
Old National Bancorp IN	150,300	3,434,355
Provident Financial Group Inc	93,700	2,993,715
Seacoast Financial Services Corp	121,100	3,319,351
Shurgard Storage Centers Inc ‘A’	86,700	3,264,255
Susquehanna Bancshares Inc	133,500	3,338,835
Washington Federal Inc	32,800	931,520

		52,466,446

Health Care - 5.28%

Arrow International Inc	135,000	3,372,300
Cooper Cos Inc	69,500	3,275,535
Invacare Corp	83,600	3,374,932
Landauer Inc	84,000	3,425,520
Owens & Minor Inc	153,400	3,360,994

		16,809,281

Materials & Processing - 13.45%

Acuity Brands Inc	136,000	3,508,800
Barnes Group Inc	97,700	3,156,687
Commercial Metals Co	108,000	3,283,200
Corn Products International Inc	97,200	3,348,540
Ennis Business Forms Inc	112,900	1,727,370
Harsco Corp	71,000	3,111,220
Hughes Supply Inc	68,700	3,408,894
Lubrizol Corp	94,800	3,082,896
Methanex Corp (Canada)	302,300	3,394,829
Precision Castparts Corp	29,800	1,353,218
Rock-Tenn Co ‘A’	192,200	3,317,372
Universal Forest Products Inc	107,400	3,456,132
Valmont Industries Inc	138,700	3,210,905
York International Corp	95,300	3,507,040

		42,867,103

Multi-Industry - 2.34%

Kaman Corp ‘A’	177,300	2,257,029
Lancaster Colony Corp	68,600	3,097,976
Teleflex Inc	43,400	2,097,522

		7,452,527

Producer Durables - 4.07%

Crane Co	91,500	2,812,710
Curtiss-Wright Corp	73,900	3,326,239
Lincoln Electric Holdings Inc	135,900	3,362,166
Regal-Beloit Corp	158,400	3,484,800

		12,985,915

Technology - 2.15%

Analogic Corp	84,400	3,460,400
Methode Electronics Inc ‘A’	276,500	3,381,595

		6,841,995

Utilities - 11.80%

Atmos Energy Corp	138,500	3,365,550
Cleco Corp	188,300	3,385,634
Energen Corp	80,300	3,294,709
National Fuel Gas Co	100,700	2,461,108
Nicor Inc	86,400	2,941,056
Northwest Natural Gas Co	110,400	3,394,800
OGE Energy Corp	122,200	2,956,018
Peoples Energy Corp	71,800	3,018,472
PNM Resources Inc	122,200	3,433,820
UGI Corp	89,200	3,023,880
Vectren Corp	122,000	3,007,300
WGL Holdings Inc	120,200	3,340,358

		37,622,705

Total Common Stocks (Cost $258,999,543)		297,162,794

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND SMALL-CAP VALUE PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Principal Amount	Value

SHORT-TERM INVESTMENT - 7.74%

Repurchase Agreement - 7.74%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $24,689,823; collateralized by U.S. Treasury Notes 2.250% due 07/31/04 and market value $25,183,419)	$24,689,000	$24,689,000

Total Short-Term Investment (Cost $24,689,000)		24,689,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.98% (Cost $283,688,543)		321,851,794

	Shares

SECURITIES LENDING COLLATERAL - 6.94%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	22,111,920	22,111,920

Total Securities Lending Collateral (Cost $22,111,920)		22,111,920

TOTAL INVESTMENTS - 107.92% (Cost $305,800,463)		343,963,714

OTHER ASSETS & LIABILITIES, NET - (7.92%)		(25,245,855)

NET ASSETS - 100.00%		$318,717,859

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND MONEY MARKET PORTFOLIO Schedule of Investments December 31, 2003

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 99.80%

Asset-Backed Securities - 9.12%

Daimler Chrysler Auto Trust
1.100% due 08/09/04 ~ “	$8,978,963	$8,978,963
Honda Auto Receivables Owner Trust
1.110% due 09/13/04 “	14,385,441	14,385,441
Nissan Auto Lease Trust
1.166% due 10/15/04 “	14,522,383	14,522,383
Nissan Auto Receivables Owner Trust
1.169% due 06/15/04 “	7,129,240	7,129,240
USAA Auto Owner Trust
1.052% due 07/15/04 “	7,272,512	7,272,512
Volkswagen Auto Loan Enhanced Trust
1.005% due 07/20/04 “	9,289,300	9,289,300
1.146% due 11/19/04 “	7,423,820	7,423,820
WFS Financial Owner Trust
1.129% due 08/20/04 “	22,093,672	22,093,672
Whole Auto Loan Trust
1.100% due 09/15/04 “	14,776,077	14,776,077

		105,871,408

Certificate of Deposit - 0.91%

Wells Fargo & Co 1.080% due 01/09/04	10,600,000	10,600,000

Commercial Paper - 66.49%

American Honda Finance Corp
1.040% due 01/28/04	7,000,000	6,994,540
BellSouth Corp
1.010% due 01/08/04 ~	27,623,000	27,617,575
Bemis Co
1.070% due 01/05/04 ~	9,400,000	9,398,882
BMW U.S. Capital LLC
1.050% due 01/15/04	24,350,000	24,340,057
Canadian Wheat Board (Canada)
1.020% due 01/27/04	30,000,000	29,977,900
Caterpillar Financial Services Corp
1.030% due 01/12/04	20,334,000	20,327,600
1.050% due 01/05/04	16,900,000	16,898,028
Clorox Co
0.900% due 01/05/04	21,125,000	21,122,888
1.020% due 01/02/04	19,100,000	19,099,459
1.020% due 01/14/04	16,000,000	15,994,107
Equitable Resources Inc
1.060% due 01/08/04 ~	28,625,000	28,619,100
Fortune Brands Inc
1.040% due 01/12/04 ~	14,350,000	14,345,440
1.060% due 01/07/04 ~	10,000,000	9,998,233
Gannet Co Inc
1.010% due 01/09/04 ~	25,769,000	25,763,217
1.020% due 01/16/04 ~	30,000,000	29,987,250
General Dynamics Credit Corp
1.050% due 01/14/04 ~	11,430,000	11,425,666
General Electric Capital Corp
1.050% due 01/06/04	4,245,000	4,244,381
Harley-Davidson Funding Corp
1.030% due 01/13/04 ~	14,350,000	14,345,073
International Business Machines Corp
0.970% due 01/14/04	2,037,000	2,036,341
Kimberly-Clark Worldwide Inc
1.010% due 01/16/04 ~	18,000,000	17,992,425
Koch Industries LLC
1.040% due 01/05/04 ~	12,300,000	12,298,579
Lloyds TSB Bank PLC (United Kingdom)
1.020% due 01/22/04	34,830,000	34,809,276
National Rural Utilities Cooperative Finance Corp
1.080% due 01/20/04	18,315,000	18,304,561
Pfizer Inc
1.010% due 01/29/04 ~	44,000,000	43,965,436
Quebec Province (Canada)
1.040% due 01/23/04	35,865,000	35,842,206
Royal Bank of Scotland PLC (United Kingdom)
1.060% due 01/06/04	3,240,000	3,239,523
1.060% due 01/15/04	25,000,000	24,989,694
1.070% due 01/05/04	24,400,000	24,397,099
SBC International Inc
1.030% due 01/08/04 ~	14,600,000	14,597,076
1.030% due 01/13/04 ~	12,959,000	12,954,521
1.040% due 01/23/04 ~	21,000,000	20,986,653
Societe Generale North America Inc
1.050% due 01/07/04	45,000,000	44,992,125
Southern Co Funding Corp
1.050% due 01/20/04 ~	16,000,000	15,991,133
Toyota Motor Credit Corp
1.010% due 03/02/04 ~	3,900,000	3,893,326
1.050% due 01/28/04 ~	20,000,000	19,984,250
1.060% due 01/27/04 ~	37,000,000	36,971,775
Verizon Network Funding Corp
1.020% due 01/06/04	14,300,000	14,297,974
Volkswagen of America
1.050% due 01/09/04 ~	9,600,000	9,597,760
Wells Fargo & Co
1.040% due 06/17/04 ++	24,750,000	24,750,000
Xtra Inc
1.090% due 01/09/04 ~	4,500,000	4,498,910

		771,890,039

U.S. Government Agency Issues - 23.28%

Fannie Mae
1.040% due 01/06/04	50,000,000	49,992,778
1.050% due 01/02/04	58,000,000	57,998,319
1.060% due 01/21/04	42,875,000	42,849,752
1.520% due 01/19/05	24,750,000	24,750,000
Farmer Mac
1.010% due 01/22/04	25,735,000	25,719,838
Federal Farm Credit Bank
1.000% due 07/02/04	24,750,000	24,750,000
Federal Home Loan Bank
1.530% due 01/10/05	24,750,000	24,750,000
Freddie Mac
1.350% due 11/03/04	19,500,000	19,500,000

		270,310,687

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $24,001; collateralized by U.S. Treasury Notes 1.625% due 01/31/05 and market value $25,255)	24,000	24,000

Total Short-Term Investments (Cost $1,158,696,134)		1,158,696,134

TOTAL INVESTMENTS - 99.80% (Cost $1,158,696,134)		1,158,696,134

OTHER ASSETS & LIABILITIES, NET - 0.20%		2,324,883

NET ASSETS - 100.00%		$1,161,021,017

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

PREFERRED STOCK - 0.36%

Financial Services - 0.36%

Sovereign REIT ~	22,000	$3,294,500

Total Preferred Stock (Cost $1,958,000)		3,294,500

COMMON STOCK WARRANTS - 0.00%

Consumer Discretionary - 0.00%

Loral Space & Communications Ltd *	9,250	92

Utilities - 0.00%

Metricom Inc *	3,000	30
NTELOS Inc *	4,000	2,000

		2,030

Total Common Stock Warrants (Cost $277,054)		2,122

COMMON STOCKS - 0.72%

Financial Services - 0.70%

NASDAQ-100 Index Tracking Stock	70,000	2,549,402
Standard & Poors Depository Receipts Trust 1	35,000	3,895,852

		6,445,254

Utilities - 0.02%

Call-Net Enterprises Inc ‘B’ * (Canada)	55,945	223,780

Total Common Stocks (Cost $6,312,498)		6,669,034

	Principal Amount

CORPORATE BONDS & NOTES - 90.80%

Autos & Transportation - 3.96%

Accuride Corp
9.250% due 02/01/08	$1,000,000	1,032,500
Amsted Industries Inc
10.250% due 10/15/11 ~	2,000,000	2,220,000
Amtran Inc
9.625% due 12/15/05	1,000,000	867,500
10.500% due 08/01/04	1,000,000	867,500
Aviall Inc
7.625% due 07/01/11	2,000,000	2,095,000
Dana Corp
9.000% due 08/15/11	1,000,000	1,210,000
10.125% due 03/15/10	2,250,000	2,632,500
Delta Air Lines Inc
7.900% due 12/15/09	3,000,000	2,441,250
Dura Operating Corp
8.625% due 04/15/12	2,500,000	2,675,000
K&F Industries Inc
9.625% due 12/15/10	2,500,000	2,815,625
Keystone Automotive Operations Inc
9.750% due 11/01/13 ~	500,000	540,000
Metaldyne Corp
10.000% due 11/01/13 ~	1,000,000	1,015,000
Quality Distribution LLC
9.000% due 11/15/10 ~	1,000,000	1,051,250
Rexnord Corp
10.125% due 12/15/12	1,000,000	1,100,000
Tenneco Automotive Inc
10.250% due 07/15/13 ~	2,000,000	2,285,000
10.250% due 07/15/13	3,500,000	3,998,750
TRW Automotive Inc
9.375% due 02/15/13	3,000,000	3,442,500
11.000% due 02/15/13	1,000,000	1,182,500
UIS Inc/United Components Inc
9.375% due 06/15/13	1,000,000	1,097,500
Vought Aircraft Industries Inc
8.000% due 07/15/11 ~	2,000,000	2,052,500

		36,621,875

Consumer Discretionary - 26.65%

Allied Waste North America Inc
7.875% due 04/15/13	3,000,000	3,262,500
8.500% due 12/01/08	3,000,000	3,352,500
8.875% due 04/01/08	3,000,000	3,375,000
9.250% due 09/01/12	1,000,000	1,140,000
10.000% due 08/01/09	3,000,000	3,255,000
American Media Operation Inc
8.875% due 01/15/11	1,000,000	1,090,000
Anvil Knitwear Inc
10.875% due 03/15/07	3,000,000	1,935,000
Asbury Automotive Group Inc
8.000% due 03/15/14 ~	3,000,000	3,030,000
AutoNation Inc
9.000% due 08/01/08	1,500,000	1,728,750
Bombardier Recreational Products Inc (Canada)
8.375% due 12/15/13 ~	1,000,000	1,050,000
CanWest Media Inc (Canada)
10.625% due 05/15/11	2,000,000	2,295,000
Capstar Hotel Co
8.750% due 08/15/07	500,000	508,750
CBD Media Inc
8.625% due 06/01/11 ~	1,000,000	1,105,000
CCO Holdings LLC
8.750% due 11/15/13 ~	1,000,000	1,022,500
Charter Communications Holdings LLC
8.625% due 04/01/09	1,000,000	877,500
10.750% due 10/01/09	7,000,000	6,457,500
Charter Communications Holdings II LLC
10.250% due 09/15/10 ~	4,000,000	4,220,000
Cinemark USA Inc
9.000% due 02/01/13	1,000,000	1,130,000
CKE Restaurants Inc
9.125% due 05/01/09	4,750,000	4,892,500
Coinmach Corp
9.000% due 02/01/10	2,000,000	2,180,000
Corrections Corp of America
7.500% due 05/01/11	5,000,000	5,275,000
7.500% due 05/01/11 ~	4,000,000	4,220,000
9.875% due 05/01/09	1,500,000	1,681,875
CSC Holdings Inc
7.625% due 04/01/11	2,000,000	2,115,000
7.875% due 12/15/07	3,500,000	3,710,000
Dex Media Inc
8.000% due 11/15/13 ~	1,500,000	1,582,500
Dex Media West LLC
9.875% due 08/15/13 ~	3,500,000	4,086,250
DirecTV Holdings LLC
8.375% due 03/15/13	1,000,000	1,165,000
EchoStar DBS Corp
5.750% due 10/01/08 ~	7,000,000	7,113,750
9.125% due 01/15/09	2,925,000	3,286,969

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND HIGH YIELD BOND PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Principal Amount	Value
Entravision Communications Corp
8.125% due 03/15/09	$3,000,000	$3,225,000
Ferrellgas Partners LP
8.750% due 06/15/12	3,500,000	3,867,500
Fisher Scientific International Inc
8.000% due 09/01/13 ~	5,000,000	5,387,500
8.000% due 09/01/13	1,000,000	1,077,500
Garden State Newspapers Inc
8.625% due 07/01/11	1,500,000	1,601,250
Granite Broadcasting Corp
9.750% due 12/01/10 ~	2,000,000	2,005,000
Gray Television Inc
9.250% due 12/15/11	4,000,000	4,480,000
Herbst Gaming Inc
10.750% due 09/01/08	1,000,000	1,130,000
Hollywood Entertainment Corp
9.625% due 03/15/11	1,000,000	1,080,000
Imax Corp (Canada)
9.625% due 12/01/10 ~	2,000,000	2,112,500
Inn of the Mountain Gods Resort & Casino
12.000% due 11/15/10 ~	2,000,000	2,135,000
Intrawest Corp (Canada)
7.500% due 10/15/13 ~	3,000,000	3,135,000
Iron Mountain Inc
6.625% due 01/01/16	5,000,000	4,887,500
7.750% due 01/15/15	4,000,000	4,210,000
8.625% due 04/01/13	2,000,000	2,170,000
J.C. Penney Co Inc
8.000% due 03/01/10	3,000,000	3,453,750
John Q Hammons Hotels LP
8.875% due 05/15/12	2,500,000	2,768,750
Lamar Media Corp
7.250% due 01/01/13	1,500,000	1,620,000
Mandalay Resort Group
6.375% due 12/15/11 ~	3,000,000	3,097,500
9.375% due 02/15/10	1,000,000	1,170,000
10.250% due 08/01/07	2,750,000	3,190,000
Medianews Group Inc
6.875% due 10/01/13 ~	3,500,000	3,578,750
MGM Grand Inc
9.750% due 06/01/07	2,500,000	2,862,500
MGM MIRAGE
6.000% due 10/01/09	3,000,000	3,097,500
8.375% due 02/01/11	3,000,000	3,412,500
Mohegan Tribal Gaming Authority
8.375% due 07/01/11	3,500,000	3,832,500
Morris Publishing Group LLC
7.000% due 08/01/13 ~	3,000,000	3,060,000
Muzak LLC
10.000% due 02/15/09	1,000,000	1,070,000
NBC Acquisition Corp
10.750% due 02/15/09	1,000,000	1,043,750
Nebraska Book Co Inc
8.750% due 02/15/08	3,000,000	3,120,000
Nexstar Finance Inc
7.000% due 01/15/14 ~	2,750,000	2,777,500
Park Place Entertainment Corp
7.000% due 04/15/13	1,000,000	1,072,500
7.875% due 03/15/10	1,500,000	1,668,750
Perry Ellis International Inc
8.875% due 09/15/13 ~	1,500,000	1,586,250
Primedia Inc
8.000% due 05/15/13 ~	3,000,000	3,075,000
8.875% due 05/15/11	2,500,000	2,650,000
Rent-A-Center Inc
7.500% due 05/01/10	1,500,000	1,590,000
River Rock Entertainment Authority
9.750% due 11/01/11 ~	3,000,000	3,240,000
Roundy's Inc
8.875% due 06/15/12	2,000,000	2,145,000
Royal Caribbean Cruises Ltd (Liberia)
6.875% due 12/01/13	2,000,000	2,025,000
8.000% due 05/15/10	2,000,000	2,190,000
Salem Communications Corp DE
7.750% due 12/15/10	3,000,000	3,142,500
Simmons Co
7.875% due 01/15/14 ~	2,750,000	2,777,500
Sinclair Broadcast Group Inc
8.000% due 03/15/12	5,500,000	5,967,500
8.750% due 12/15/11	2,000,000	2,230,000
Six Flags Inc
8.875% due 02/01/10	2,000,000	2,062,500
9.625% due 06/01/14 ~	1,500,000	1,575,000
9.750% due 04/15/13	3,000,000	3,172,500
Sleepmaster LLC
11.000% due 05/15/09 ##	2,500,000	693,750
Speedway Motorsports Inc
6.750% due 06/01/13	1,000,000	1,037,500
Starwood Hotels & Resorts Worldwide Inc
7.375% due 05/01/07	2,500,000	2,712,500
7.875% due 05/01/12	2,000,000	2,260,000
Stater Brothers Holdings Inc
10.750% due 08/15/06	4,500,000	4,764,375
Station Casinos Inc
9.875% due 07/01/10	1,500,000	1,657,500
Stewart Enterprises Inc
10.750% due 07/01/08	2,500,000	2,837,500
Sun International Hotels Ltd (Bahamas)
8.875% due 08/15/11	4,000,000	4,390,000
Susquehanna Media Co
7.375% due 04/15/13	1,000,000	1,047,500
Tempur-Pedic Inc/Tempur Production USA Inc
10.250% due 08/15/10 ~	2,500,000	2,800,000
Venetian Casino Resort LLC
11.000% due 06/15/10	3,000,000	3,495,000
Von Hoffmann Corp
10.250% due 03/15/09	1,500,000	1,605,000
10.250% due 03/15/09 ~	1,000,000	1,070,000
Wackenhut Corrections Corp
8.250% due 07/15/13 ~	3,500,000	3,727,500
Worldspan LP
9.625% due 06/15/11 ~	2,500,000	2,587,500

		246,658,219

Consumer Staples - 1.55%

B&G Foods Inc
9.625% due 08/01/07	1,500,000	1,554,375
Bavaria SA (Colombia)
8.875% due 11/01/10 ~	2,000,000	2,060,000
Berry Plastics Corp
10.750% due 07/15/12	2,500,000	2,890,625
Dole Food Co Inc
7.250% due 06/15/10	3,000,000	3,105,000
8.875% due 03/15/11	1,000,000	1,102,500
Johnsondiversey Holdings Inc
0.000% due 05/15/13 ~	2,000,000	1,540,000
Pathmark Stores Inc
8.750% due 02/01/12 ~	1,000,000	1,050,000
Pinnacle Foods Holding Corp
8.250% due 12/01/13 ~	1,000,000	1,040,000

		14,342,500

Energy - 10.00%

AmeriGas Partners LP
8.875% due 05/20/11	4,000,000	4,420,000
ANR Pipeline Co
8.875% due 03/15/10	1,000,000	1,130,000

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value
Calpine Corp
8.500% due 07/15/10 ~	$1,000,000	$980,000
8.500% due 02/15/11	2,400,000	1,911,000
8.750% due 07/15/13 ~	3,000,000	2,940,000
9.875% due 12/01/11 ~	4,000,000	4,130,000
10.500% due 05/15/06	1,500,000	1,447,500
Chesapeake Energy Corp
7.500% due 09/15/13	3,000,000	3,262,500
8.375% due 11/01/08	2,000,000	2,210,000
Denbury Resources Inc 7.500% due 04/01/13	3,000,000	3,150,000
Dynegy Holdings Inc 9.875% due 07/15/10 ~	6,500,000	7,345,000
El Paso Corp 7.000% due 05/15/11	3,500,000	3,246,250
El Paso Energy Partners LP 8.500% due 06/01/11	670,000	757,100
El Paso Natural Gas Co 7.625% due 08/01/10	3,000,000	3,097,500
Gazprom OAO (Russia) 9.625% due 03/01/13 ~	3,000,000	3,322,500
GulfTerra Energy Partners LP 8.500% due 06/01/10	1,886,000	2,150,040
Hanover Compressor Co
0.000% due 03/31/07	2,500,000	1,850,000
8.625% due 12/15/10	1,000,000	1,045,000
Hanover Equipment Trust ‘A’ 8.500% due 09/01/08	3,000,000	3,195,000
Hanover Equipment Trust ‘B’ 8.750% due 09/01/11	3,000,000	3,195,000
Key Energy Services Inc 6.375% due 05/01/13	1,500,000	1,530,000
Massey Energy Co 6.625% due 11/15/10 ~	1,000,000	1,030,000
Mirant Americas Generation LLC 8.300% due 05/01/11 ##	2,000,000	1,700,000
MSW Energy Holdings LLC 7.375% due 09/01/10 ~	2,000,000	2,100,000
NRG Energy Inc 8.000% due 12/15/13 ~	7,500,000	7,921,875
Parker Drilling Co 9.625% due 10/01/13 ~	1,000,000	1,045,000
Peabody Energy Corp 6.875% due 03/15/13	3,000,000	3,180,000
Plains Exploration & Production Co 8.750% due 07/01/12	2,000,000	2,207,500
Southern Natural Gas Co 8.875% due 03/15/10	1,000,000	1,130,000
Tesoro Petroleum Corp
8.000% due 04/15/08	2,000,000	2,135,000
9.000% due 07/01/08	1,000,000	1,042,500
Universal Compression Inc 7.250% due 05/15/10	1,000,000	1,045,000
Vintage Petroleum Inc 8.250% due 05/01/12	1,000,000	1,092,500
Westport Resources Corp
8.250% due 11/01/11	1,500,000	1,657,500
8.250% due 11/01/11 ~	1,000,000	1,105,000
Williams Cos Inc
8.125% due 03/15/12	4,000,000	4,460,000
8.625% due 06/01/10	3,000,000	3,382,500

		92,548,765

Financial Services - 11.12%

Arch Western Finance LLC 6.750% due 07/01/13 ~	2,000,000	2,065,000
Calpine Canada Energy Finance ULC (Canada) 8.500% due 05/01/08	142,000	113,955
Couche-Tard US LP 7.500% due 12/15/13 ~	2,000,000	2,105,000
DJ TRAC-X NA 7.375% due 03/25/09 ~	20,000,000	20,950,000
Dollar Financial Group Inc 9.750% due 11/15/11 ~	2,500,000	2,600,000
Eircom Funding (Ireland) 8.250% due 08/15/13	1,500,000	1,668,750
FelCor Lodging LP 9.000% due 06/01/11	4,250,000	4,632,500
H&E Equipment Services LLC 11.125% due 06/15/12	2,000,000	2,020,000
HMH Properties Inc 7.875% due 08/01/08	2,000,000	2,090,000
Host Marriott LP
7.125% due 11/01/13 ~	6,000,000	6,150,000
8.375% due 02/15/06	1,000,000	1,071,250
9.500% due 01/15/07	2,500,000	2,793,750
iStar Financial Inc 8.750% due 08/15/08	4,000,000	4,640,000
La Quinta Properties Inc 8.875% due 03/15/11	3,000,000	3,333,750
Level 3 Financing Inc 10.750% due 10/15/11 ~	4,000,000	4,250,000
Mediacom LLC/Mediacom Capital Corp 9.500% due 01/15/13	4,500,000	4,792,500
MeriStar Hospitality Corp 9.000% due 01/15/08	2,000,000	2,100,000
Petrobras International Finance Co (Cayman) 8.375% due 12/10/18	2,000,000	2,065,000
PPC Escrow Corp 9.250% due 11/15/13 ~	300,000	312,000
R.H. Donnelley Finance Corp I
8.875% due 12/15/10	1,500,000	1,695,000
10.875% due 12/15/12	1,500,000	1,786,875
Senior Housing Properties Trust 7.875% due 04/15/15	1,500,000	1,582,500
Sensus Metering Systems Inc 8.625% due 12/15/13 ~	1,000,000	1,031,250
TD Funding Corp 8.375% due 07/15/11	2,000,000	2,137,500
The FINOVA Group Inc 7.500% due 11/15/09	3,000,000	1,815,000
Thornburg Mortgage Inc
8.000% due 05/15/13	2,000,000	2,110,000
8.000% due 05/15/13 ~	1,500,000	1,582,500
United Rentals (North America) Inc
7.750% due 11/15/13 ~	4,000,000	4,105,000
10.750% due 04/15/08	5,000,000	5,650,000
Ventas Realty LP
8.750% due 05/01/09	1,000,000	1,102,500
9.000% due 05/01/12	2,000,000	2,230,000
Western Financial Bank 9.625% due 05/15/12	1,500,000	1,680,000
Williams Scotsman Inc 9.875% due 06/01/07	2,500,000	2,543,750
Willis Corroon Corp 9.000% due 02/01/09	2,000,000	2,110,000

		102,915,330

Health Care - 4.44%

AdvancePCS 8.500% due 04/01/08	1,000,000	1,090,000
Alaris Medical Systems Inc 7.250% due 07/01/11	1,500,000	1,560,000
Ardent Health Services Inc 10.000% due 08/15/13 ~	2,000,000	2,190,000
Extendicare Health Services Inc 9.500% due 07/01/10	1,500,000	1,672,500

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value
Genesis HealthCare Corp 8.000% due 10/15/13 ~	$2,000,000	$2,095,000
Kinetic Concepts Inc 7.375% due 05/15/13 ~	1,000,000	1,035,000
Mariner Health Care Inc 8.250% due 12/15/13 ~	3,000,000	3,045,000
PacifiCare Health Systems Inc 10.750% due 06/01/09	1,625,000	1,925,625
Province Healthcare Co 7.500% due 06/01/13	3,000,000	3,015,000
Psychiatric Solutions Inc 10.625% due 06/15/13	2,250,000	2,536,875
Select Medical Corp 7.500% due 08/01/13	2,000,000	2,130,000
Tenet Healthcare Corp 6.500% due 06/01/12	2,000,000	1,927,500
Triad Hospitals Inc
7.000% due 11/15/13 ~	5,000,000	5,062,500
8.750% due 05/01/09	2,000,000	2,177,500
United Surgical Partners International Inc 10.000% due 12/15/11	2,000,000	2,280,000
Valeant Pharmaceuticals International 7.000% due 12/15/11 ~	4,500,000	4,657,500
Vanguard Health Systems Inc 9.750% due 08/01/11	2,500,000	2,725,000

		41,125,000

Integrated Oils - 1.56%

Citgo Petroleum Corp 11.375% due 02/01/11	2,000,000	2,330,000
Northwest Pipeline Corp 8.125% due 03/01/10	1,000,000	1,115,000
SESI LLC 8.875% due 05/15/11	2,500,000	2,737,500
The Premcor Refining Group Inc
7.500% due 06/15/15	5,000,000	5,150,000
7.750% due 02/01/12 ~	3,000,000	3,105,000

		14,437,500

Materials & Processing - 12.86%

Atrium Cos Inc
10.500% due 05/01/09	2,500,000	2,687,500
10.500% due 05/01/09 ~	1,500,000	1,612,500
Ball Corp 6.875% due 12/15/12	2,000,000	2,100,000
Bear Island Paper Co LLC 10.000% due 12/01/07	2,000,000	1,720,000
Boise Cascade Corp
6.500% due 11/01/10	500,000	522,296
7.000% due 11/01/13	500,000	520,552
Bowater Inc 6.500% due 06/15/13	1,000,000	972,188
Buckeye Technologies Inc 8.500% due 10/01/13	2,500,000	2,687,500
Cascades Inc (Canada) 7.250% due 02/15/13	3,000,000	3,180,000
Crown European Holdings SA (France)
9.500% due 03/01/11	3,000,000	3,412,500
10.875% due 03/01/13	1,000,000	1,181,250
Equistar Chemicals LP
10.625% due 05/01/11	2,000,000	2,220,000
10.625% due 05/01/11 ~	2,000,000	2,220,000
Freeport-McMoRan Copper & Gold Inc 10.125% due 02/01/10	2,000,000	2,315,000
Georgia-Pacific Corp
7.375% due 07/15/08	5,000,000	5,400,000
8.000% due 01/15/14	1,000,000	1,090,000
8.000% due 01/15/24 ~	3,000,000	3,075,000
8.875% due 02/01/10	1,500,000	1,717,500
Gerdau AmeriSteel Corp (Canada) 10.375% due 07/15/11 ~	2,000,000	2,220,000
Graham Packaging Co Inc
4.735% due 01/15/08 ++	3,500,000	3,255,000
8.750% due 01/15/08 ~	3,500,000	3,596,250
Graphic Packaging International Corp 8.500% due 08/15/11 ~	2,000,000	2,200,000
Great Lakes Dredge & Dock Corp 7.750% due 12/15/13 ~	1,000,000	1,033,750
Huntsman LLC 11.625% due 10/15/10 ~	3,500,000	3,587,500
Intermet Corp 9.750% due 06/15/09	1,500,000	1,545,000
Koppers Inc 9.875% due 10/15/13 ~	1,000,000	1,107,500
LNR Property Corp 7.250% due 10/15/13 ~	2,000,000	2,045,000
Lyondell Chemical Co
9.500% due 12/15/08	2,000,000	2,100,000
9.625% due 05/01/07	1,000,000	1,065,000
9.875% due 05/01/07	1,000,000	1,060,000
10.500% due 06/01/13	2,000,000	2,190,000
11.125% due 07/15/12	1,000,000	1,115,000
Methanex Corp (Canada) 8.750% due 08/15/12	2,000,000	2,240,000
Millar Western Forest Products Ltd (Canada) 7.750% due 11/15/13 ~	1,000,000	1,042,500
Millennium America Inc 9.250% due 06/15/08	2,000,000	2,190,000
Nalco Co
7.750% due 11/15/11 ~	1,000,000	1,075,000
8.875% due 11/15/13 ~	2,000,000	2,130,000
Nortek Holdings Inc
0.000% due 05/15/11 ~	2,000,000	1,455,000
8.875% due 08/01/08	1,500,000	1,576,875
9.875% due 06/15/11	1,500,000	1,661,250
Owens-Brockway Glass Containers Inc
7.750% due 05/15/11	2,500,000	2,696,875
8.250% due 05/15/13	2,000,000	2,157,500
8.750% due 11/15/12	2,000,000	2,237,500
8.875% due 02/15/09	3,000,000	3,303,750
Portola Packaging Inc 10.750% due 10/01/05	2,000,000	2,015,000
Radnor Holdings Corp 11.000% due 03/15/10	2,000,000	1,835,000
Rhodia SA (France)
7.625% due 06/01/10 ~	1,500,000	1,447,500
8.875% due 06/01/11 ~	4,000,000	3,700,000
Silgan Holdings Inc 6.750% due 11/15/13 ~	2,000,000	2,015,000
Smurfit-Stone Container Corp 8.250% due 10/01/12	3,000,000	3,270,000
Stone Container Corp 8.375% due 07/01/12	1,500,000	1,635,000
Tekni-Plex Inc 8.750% due 11/15/13 ~	1,500,000	1,571,250
Tembec Industries Inc (Canada)
7.750% due 03/15/12	2,000,000	2,000,000
8.625% due 06/30/09	2,500,000	2,587,500
The Scotts Co 6.625% due 11/15/13 ~	1,000,000	1,032,500
Trimas Corp 9.875% due 06/15/12	3,000,000	3,142,500
United States Steel Corp 9.750% due 05/15/10	2,000,000	2,260,000

		119,031,286

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND HIGH YIELD BOND PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Principal Amount	Value

Multi-Industry - 1.22%

Sequa Corp
8.875% due 04/01/08	$3,000,000	$3,270,000
9.000% due 08/01/09	500,000	553,750
SPX Corp
6.250% due 06/15/11	3,000,000	3,097,500
7.500% due 01/01/13	2,000,000	2,185,000
Stena AB (Sweden)
7.500% due 11/01/13 ~	1,000,000	1,035,000
9.625% due 12/01/12	1,000,000	1,132,500

		11,273,750

Producer Durables - 5.88%

Alliant Techsystems Inc
8.500% due 05/15/11	2,500,000	2,762,500
BE Aerospace Inc
8.500% due 10/01/10 ~	500,000	538,750
Case New Holland Inc
9.250% due 08/01/11 ~	3,000,000	3,375,000
Crown Castle International Corp
7.500% due 12/01/13 ~	5,000,000	5,050,000
9.375% due 08/01/11	3,500,000	3,902,500
D.R. Horton Inc
7.500% due 12/01/07	2,000,000	2,200,000
Dresser Inc
9.375% due 04/15/11	4,000,000	4,370,000
FIMEP SA (France)
10.500% due 02/15/13	2,000,000	2,370,000
Flowserve Corp
12.250% due 08/15/10	1,000,000	1,165,000
General Cable Corp
9.500% due 11/15/10 ~	1,000,000	1,075,000
JLG Industries Inc
8.250% due 05/01/08	1,000,000	1,091,250
North American Energy Partners Inc (Canada)
8.750% due 12/01/11 ~	1,000,000	1,055,000
Rayovac Corp
8.500% due 10/01/13	1,000,000	1,065,000
SBA Communications Corp
10.250% due 02/01/09	2,000,000	1,975,000
Standard-Pacific Corp
8.500% due 04/01/09	1,000,000	1,045,000
9.500% due 09/15/10	2,500,000	2,800,000
Terex Corp
7.375% due 01/15/14 ~	4,500,000	4,623,750
9.250% due 07/15/11	2,000,000	2,210,000
10.375% due 04/01/11	2,500,000	2,812,500
The Manitowoc Co Inc
7.125% due 11/01/13	1,000,000	1,038,750
10.500% due 08/01/12	1,250,000	1,429,688
Xerox Corp
7.125% due 06/15/10	3,000,000	3,225,000
7.625% due 06/15/13	3,000,000	3,255,000

		54,434,688

Technology - 3.05%

Amkor Technology Inc
7.750% due 05/15/13	1,000,000	1,077,500
9.250% due 02/15/08	1,000,000	1,140,000
Flextronics International Ltd (Singapore)
6.500% due 05/15/13	3,000,000	3,120,000
L-3 Communications Corp
6.125% due 07/15/13	1,500,000	1,518,750
6.125% due 01/15/14 ~	2,500,000	2,518,750
Lucent Technologies Inc
7.250% due 07/15/06	2,000,000	2,040,000
PanAmSat Corp
8.500% due 02/01/12	5,000,000	5,575,000
Sanmina-SCI Corp
10.375% due 01/15/10	3,000,000	3,525,000
Solectron Corp
7.375% due 03/01/06	2,000,000	2,080,000
9.625% due 02/15/09	2,000,000	2,240,000
Titan Corp
8.000% due 05/15/11 ~	1,500,000	1,710,000
Unisys Corp
6.875% due 03/15/10	1,500,000	1,631,250

		28,176,250

Utilities - 8.51%

Allegheny Energy Supply Co LLC
8.750% due 04/15/12 ~	142,000	134,545
American Towers Inc
7.250% due 12/01/11 ~	1,500,000	1,533,750
CenterPoint Energy Resources Corp
7.875% due 04/01/13 ~	1,000,000	1,133,997
Cincinnati Bell Inc
7.250% due 07/15/13 ~	3,000,000	3,165,000
8.375% due 01/15/14 ~	1,000,000	1,080,000
CMS Energy Corp
7.750% due 08/01/10 ~	5,000,000	5,281,250
Dobson Communications Corp
8.875% due 10/01/13 ~	3,500,000	3,561,250
FairPoint Communications Inc
11.875% due 03/01/10	1,000,000	1,170,000
Illinois Power Co
11.500% due 12/15/10	1,000,000	1,205,000
Ipalco Enterprises Inc
8.625% due 11/14/11	1,500,000	1,683,750
National Waterworks Inc
10.500% due 12/01/12	1,000,000	1,122,500
Nevada Power Co
9.000% due 08/15/13 ~	1,500,000	1,666,875
Nextel Communications Inc
6.875% due 10/31/13	2,500,000	2,656,250
7.375% due 08/01/15	6,000,000	6,480,000
9.375% due 11/15/09	2,000,000	2,190,000
9.500% due 02/01/11	2,000,000	2,270,000
Nextel Partners Inc
8.125% due 07/01/11	5,000,000	5,350,000
PG&E Corp
6.875% due 07/15/08 ~	2,000,000	2,175,000
Philippine Long Distance Telephone Co (Philippines)
8.350% due 03/06/17	1,000,000	877,500
11.375% due 05/15/12	1,500,000	1,661,250
Qwest Corp
9.125% due 03/15/12 ~	1,000,000	1,152,500
Rogers Cable Inc (Canada)
6.250% due 06/15/13	1,000,000	1,012,500
7.875% due 05/01/12	2,500,000	2,800,000
Rogers Cantel Inc (Canada)
8.300% due 10/01/07	1,000,000	1,035,000
Rural Cellular Corp
9.875% due 02/01/10	2,500,000	2,675,000
Spectrasite Inc
8.250% due 05/15/10	1,500,000	1,608,750
TECO Energy Inc
7.500% due 06/15/10	5,000,000	5,375,000
The AES Corp
8.000% due 12/31/08	1,000,000	1,005,000
8.750% due 06/15/08	1,000,000	1,077,500
8.750% due 05/15/13 ~	4,000,000	4,490,000
8.875% due 02/15/11	1,412,000	1,546,140
9.000% due 05/15/15 ~	1,000,000	1,135,000
Triton PCS Inc
8.500% due 06/01/13	1,000,000	1,080,000
8.750% due 11/15/11	2,000,000	1,980,000

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value
TXU Energy Co
7.000% due 03/15/13	$3,000,000	$3,324,837
Western Wireless Corp
9.250% due 07/15/13	1,000,000	1,060,000

		78,755,144

Total Corporate Bonds & Notes (Cost $790,044,000)		840,320,307

CONVERTIBLE CORPORATE BONDS & NOTES - 1.09%

Autos & Transportation - 0.10%

Delta Air Lines Inc
8.000% due 06/03/23 ~	1,000,000	911,250

Consumer Discretionary - 0.14%

CKE Restaurants Inc
4.250% due 03/15/04	228,000	230,565
Lamar Advertising Co
2.875% due 12/31/10	1,000,000	1,030,000

		1,260,565

Energy - 0.36%

Calpine Corp
4.000% due 12/26/06	1,500,000	1,473,750
El Paso Corp
0.000% due 02/28/21	2,000,000	930,000
Grey Wolf Inc
3.750% due 05/07/23 ~	1,000,000	946,250

		3,350,000

Technology - 0.38%

International Rectifier Corp
4.250% due 07/15/07	3,500,000	3,517,500

Utilities - 0.11%

CenterPoint Energy Inc
3.750% due 05/15/23 ~	1,000,000	1,067,500

Total Convertible Corporate Bonds & Notes (Cost $9,582,837)		10,106,815

FOREIGN GOVERNMENT BONDS - 0.36%

Brazil ‘C’ Brady Bond (Brazil)
8.000% due 04/15/14	1,231,390	1,215,101
Republic of Brazil (Brazil)
9.250% due 10/22/10	2,000,000	2,160,000

Total Foreign Government Bonds (Cost $2,962,938)		3,375,101

SHORT-TERM INVESTMENTS - 4.72%

Commercial Paper - 3.35%

American Honda Finance Corp
1.040% due 01/06/04	22,290,000	22,286,781
Clorox Co
0.900% due 01/05/04	5,710,000	5,709,429
SBC International Inc
1.060% due 01/13/04 ~	3,000,000	2,998,940

		30,995,150

U.S. Government Agency Issue - 1.37%

Federal Home Loan Bank
1.000% due 01/16/04	12,710,000	12,704,704

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $12,000; collateralized by U.S. Treasury Notes 1.625% due 01/31/05 and market value $15,153)	12,000	12,000

Total Short-Term Investments (Cost $43,711,854)		43,711,854

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 98.05% (Cost $854,849,181)		907,479,733

	Shares

SECURITIES LENDING COLLATERAL - 11.87%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	109,831,985	109,831,985

Total Securities Lending Collateral (Cost $109,831,985)		109,831,985

TOTAL INVESTMENTS - 109.92% (Cost $964,681,166)		1,017,311,718

OTHER ASSETS & LIABILITIES, NET - (9.92%)		(91,817,984)

NET ASSETS - 100.00%		$925,493,734

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INCOME PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 3.68%

Autos & Transportation - 0.35%

Ford Motor Co Capital Trust II 6.500%	11,652	$650,764

Consumer Discretionary - 0.03%

Interpublic Group of Cos Inc 5.375%	1,080	61,938

Financial Services - 0.61%

Platinum Underwriters Holdings Ltd 7.000% (Bermuda)	1,060	32,849
St. Paul Cos Inc 9.000%	500	36,975
The Hartford Financial Services Group 6.000%	9,934	587,298
The Hartford Financial Services Group 7.000%	5,405	327,867
The PMI Group Inc 5.875%	5,670	145,946

		1,130,935

Materials & Processing - 0.30%

Boise Cascade Corp UT 7.500%	9,400	481,186
Hercules Trust II 6.500%	90	72,000

		553,186

Producer Durables - 1.31%

Northrop Grumman Corp 7.250%	1,695	175,771
Xerox Corp 6.250%	17,306	2,245,454

		2,421,225

Technology - 0.27%

Raytheon Co 8.250%	6,680	362,590
Solectron Corp 7.250%	8,700	145,116

		507,706

Utilities - 0.81%

CenterPoint Energy Inc 2.000% *	25,190	812,629
Dominion Resources Inc VA 9.500%	8,160	467,160
ONEOK Inc 8.500%	6,280	193,236
Sempra Energy 8.500%	1,275	36,286

		1,509,311

Total Convertible Preferred Stocks (Cost $5,836,925)		6,835,065

COMMON STOCKS - 92.88%

Autos & Transportation - 2.75%

Canadian National Railway Co (Canada)	9,750	616,980
Southwest Airlines Co	16,600	267,924
Union Pacific Corp	60,750	4,220,910

		5,105,814

Consumer Discretionary - 9.57%

Darden Restaurants Inc	56,413	1,186,930
Harrah's Entertainment Inc	19,304	960,760
Hilton Hotels Corp	41,500	710,895
J.C. Penney Co Inc	25,804	678,129
Kimberly-Clark Corp	15,517	916,900
Knight-Ridder Inc	6,070	469,636
Liberty Media Corp ‘A’ *	245,411	2,917,937
Limited Brands Inc	48,595	876,168
Mattel Inc	25,900	499,093
McDonald's Corp	12,900	320,307
Newell Rubbermaid Inc	17,400	396,198
Office Depot Inc *	60,265	1,007,028
Republic Services Inc	48,546	1,244,234
Royal Caribbean Cruises Ltd (Liberia)	18,200	633,178
The TJX Cos Inc	29,460	649,593
The Walt Disney Co	82,396	1,922,299
Time Warner Inc *	33,800	608,062
Viacom Inc ‘B’	8,100	359,478
Whirlpool Corp	19,600	1,423,940

		17,780,765

Consumer Staples - 6.30%

Altria Group Inc	86,789	4,723,057
Coca-Cola Enterprises Inc	69,952	1,529,850
Colgate-Palmolive Co	6,856	343,143
ConAgra Foods Inc	44,032	1,162,004
CVS Corp	13,000	469,560
General Mills Inc	11,000	498,300
H.J. Heinz Co	44,838	1,633,448
Pepsi Bottling Group Inc	42,570	1,029,343
The Coca-Cola Co	6,300	319,725

		11,708,430

Energy - 0.61%

Apache Corp	10,420	845,062
Sunoco Inc	727	37,186
Valero Energy Corp	5,240	242,822

		1,125,070

Financial Services - 34.87%

ACE Ltd (Bermuda)	71,035	2,942,270
American International Group Inc	29,312	1,942,799
Aon Corp	18,135	434,152
Bank of America Corp	61,335	4,933,174
Berkshire Hathaway Inc ‘B’ *	510	1,435,650
Charter One Financial Inc	19,862	686,232
CIGNA Corp	16,955	974,912
CIT Group Inc	12,550	451,172
Citigroup Inc	181,258	8,798,263
Compass Bancshares Inc	9,367	368,217
Equity Office Properties Trust	58,798	1,684,563
Fannie Mae	26,041	1,954,637
Freddie Mac	45,644	2,661,958
J.P. Morgan Chase & Co	113,561	4,171,096
M&T Bank Corp	3,200	314,560
MBIA Inc	7,970	472,063
MBNA Corp	28,560	709,716
Merrill Lynch & Co Inc	26,783	1,570,823
Radian Group Inc	28,986	1,413,068
SouthTrust Corp	1,991	65,165
State Street Corp	21,640	1,127,011
The Bank of New York Co Inc	114,092	3,778,727
The PMI Group Inc	28,940	1,077,436
Torchmark Corp	2,044	93,084
Travelers Property Casualty Corp ‘B’	103,937	1,763,811
U.S. Bancorp	192,797	5,741,495
Wachovia Corp	79,824	3,719,000
Washington Mutual Inc	67,559	2,710,467
Wells Fargo & Co	63,581	3,744,285
XL Capital Ltd ‘A’ (Bermuda)	23,305	1,807,303
Zions Bancorp	19,610	1,202,681

		64,749,790

Health Care - 3.13%

Abbott Laboratories	36,610	1,706,026
Forest Laboratories Inc *	7,900	488,220
King Pharmaceuticals Inc *	58,920	899,119
McKesson Corp	12,800	411,648
Pfizer Inc	65,048	2,298,146

		5,803,159

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

Integrated Oils - 10.33%

BP PLC ADR (United Kingdom)	41,722	$2,058,981
Canadian Natural Resources Ltd (Canada)	11,600	585,104
ConocoPhillips	31,306	2,052,734
Exxon Mobil Corp	153,000	6,273,000
GlobalSantaFe Corp	39,467	979,966
Noble Corp *	20,200	722,756
Royal Dutch Petroleum Co ‘NY’ (Netherlands)	39,499	2,069,353
Total SA ADR (France)	28,205	2,609,245
Unocal Corp	49,488	1,822,643

		19,173,782

Materials & Processing - 5.28%

Avery Dennison Corp	8,748	490,063
Boise Cascade Corp	24,240	796,526
Engelhard Corp	23,980	718,201
Masco Corp	77,689	2,129,455
MeadWestvaco Corp	11,200	333,200
PPG Industries Inc	16,020	1,025,600
Smurfit-Stone Container Corp *	65,780	1,221,535
Sonoco Products Co	44,579	1,097,535
The Dow Chemical Co	48,147	2,001,471

		9,813,586

Multi-Industry - 2.45%

Fortune Brands Inc	10,277	734,703
Honeywell International Inc	36,026	1,204,349
Tyco International Ltd (Bermuda)	98,820	2,618,730

		4,557,782

Producer Durables - 3.78%

Dover Corp	19,305	767,374
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	27,151	1,843,010
Lockheed Martin Corp	20,100	1,033,140
Northrop Grumman Corp	11,960	1,143,376
Pitney Bowes Inc	18,263	741,843
The Boeing Co	23,825	1,003,986
Xerox Corp *	35,280	486,864

		7,019,593

Technology - 4.64%

Celestica Inc * (Canada)	48,773	735,009
Computer Associates International Inc	61,000	1,667,740
Hewlett-Packard Co	212,306	4,876,669
International Business Machines Corp	6,295	583,421
Microsoft Corp	12,000	330,480
Raytheon Co	14,100	423,564

		8,616,883

Utilities - 9.17%

BellSouth Corp	50,460	1,428,018
CenterPoint Energy Inc	54,107	524,297
Dominion Resources Inc VA	14,790	944,046
DPL Inc	43,310	904,313
Edison International *	34,390	754,173
Entergy Corp	17,478	998,518
Exelon Corp	23,648	1,569,281
FirstEnergy Corp	9,065	319,088
PG&E Corp *	43,500	1,207,995
Pinnacle West Capital Corp	1,661	66,473
Progress Energy Inc	28,796	1,303,307
SBC Communications Inc	113,982	2,971,511
Sempra Energy	6,208	186,612
Verizon Communications Inc	109,812	3,852,205

		17,029,837

Total Common Stocks (Cost $147,069,602)		172,484,491

	Principal Amount

CONVERTIBLE CORPORATE BONDS & NOTES - 1.07%

Consumer Discretionary - 0.42%

Service Corp International
6.750% due 06/22/08	$720,000	774,900

Consumer Staples - 0.26%

Rite Aid Corp
4.750% due 12/01/06	404,000	484,295

Materials & Processing - 0.34%

Freeport-McMoRan Copper & Gold Inc
7.000% due 02/11/11	380,000	627,000

Multi-Industry - 0.05%

Tyco International Group SA (Bermuda)
2.750% due 01/15/18 ~	55,000	70,469
2.750% due 01/15/18	24,000	30,750

		101,219

Total Convertible Corporate Bonds & Notes (Cost $1,740,616)		1,987,414

MORTGAGE-BACKED SECURITIES - 0.00%

Collateralized Mortgage Obligation - 0.00%

Chase Commercial Mortgage Securities Corp
7.656% due 04/15/32 “	2,245	2,433

Stripped Mortgage-Backed Security - 0.00%

Fannie Mae (IO)
2.089% due 06/25/43 “ ++	6,902	422

Total Mortgage-Backed Securities (Cost $2,868)		2,855

ASSET-BACKED SECURITY - 0.02%

Bayview Financial Acquisition Trust
1.641% due 12/28/34 “ ++	25,000	25,000

Total Asset-Backed Security (Cost $25,000)		25,000

STRIPPED ASSET-BACKED SECURITY - 0.00%

Argent Securities Inc (IO)
1.240% due 09/25/04 “	6,965	48

Total Stripped Asset-Backed Security (Cost $51)		48

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

SHORT-TERM INVESTMENT - 2.05%

Repurchase Agreement - 2.05%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $3,807,127; collateralized by U.S. Treasury Notes 2.125% due 10/31/2004 and market value $3,883,200)	$3,807,000	$3,807,000

‘Total Short-Term Investment (Cost $3,807,000)		3,807,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.70% (Cost $158,482,062)		185,141,873

	Shares

SECURITIES LENDING COLLATERAL - 2.09%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	3,891,614	3,891,614

Total Securities Lending Collateral (Cost $3,891,614)		3,891,614

TOTAL INVESTMENTS - 101.79% (Cost $162,373,676)		189,033,487

OTHER ASSETS & LIABILITIES, NET - (1.79%)		(3,330,056)

NET ASSETS - 100.00%		$185,703,431

Note to Schedule of Investments

(a) Transactions in written options for the year ended December 31, 2003, were as follows:

	Number of Contracts	Premium

Outstanding, December 31, 2002	-	$-
Options Written	457	29,321
Options Expired	(457)	(29,321)

Outstanding, December 31, 2003	-	$-

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

EQUITY PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 100.32%

Autos & Transportation - 0.30%

Southwest Airlines Co	26,300	$424,482
United Parcel Service Inc ‘B’	11,700	872,235
		1,296,717

Consumer Discretionary - 18.69%

Advance Auto Parts Inc *	30,800	2,507,120
Apollo Group Inc ‘A’ *	38,200	2,597,600
AutoZone Inc *	27,300	2,326,233
Bed Bath & Beyond Inc *	43,400	1,881,390
Best Buy Co Inc	54,300	2,836,632
Career Education Corp *	77,000	3,085,390
CBRL Group Inc	9,000	344,340
Chico’s FAS Inc *	25,100	927,445
Convergys Corp *	13,600	237,456
EchoStar Communications Corp ‘A’ *	53,200	1,808,800
Electronic Arts Inc *	13,300	635,474
Family Dollar Stores Inc	25,900	929,292
Federated Department Stores Inc	14,100	664,533
Fisher Scientific International Inc *	11,400	471,618
Fox Entertainment Group Inc ‘A’ *	25,900	754,985
Getty Images Inc *	11,600	581,508
GTECH Holdings Corp	21,200	1,049,188
Harrah’s Entertainment Inc	30,000	1,493,100
InterActiveCorp *	18,000	610,740
Iron Mountain Inc *	15,300	604,962
Kohl’s Corp *	33,700	1,514,478
Liberty Media Corp ‘A’ *	142,200	1,690,758
Liz Claiborne Inc	14,700	521,262
Lowe‘s Cos Inc	140,400	7,776,756
Marriott International Inc ‘A’	10,100	466,620
Mattel Inc	15,600	300,612
Michaels Stores Inc	9,200	406,640
Omnicom Group Inc	14,500	1,266,285
PETsMART Inc	16,900	402,220
Reebok International Ltd	38,400	1,509,888
Rent-A-Center Inc *	17,600	525,888
Royal Caribbean Cruises Ltd (Liberia)	82,100	2,856,259
Staples Inc *	120,900	3,300,570
Starbucks Corp *	43,700	1,444,722
The Home Depot Inc	190,600	6,764,394
The TJX Cos Inc	141,700	3,124,485
The Walt Disney Co	30,100	702,233
Timberland Co ‘A’ *	7,400	385,318
Time Warner Inc *	49,600	892,304
VeriSign Inc *	27,700	451,510
Wal-Mart Stores Inc	241,900	12,832,795
Whirlpool Corp	33,200	2,411,980
Williams-Sonoma Inc *	15,700	545,889
Yum! Brands Inc *	27,100	932,240

		79,373,912

Consumer Staples - 5.41%

Altria Group Inc	76,500	4,163,130
Anheuser-Busch Cos Inc	28,100	1,480,308
Coca-Cola Enterprises Inc	61,900	1,353,753
PepsiCo Inc	147,000	6,853,140
Performance Food Group Co *	7,400	267,658
Procter & Gamble Co	72,400	7,231,312
Sysco Corp	20,800	774,384
The Kroger Co *	47,000	869,970

		22,993,655

Energy - 0.20%

Burlington Resources Inc	15,000	830,700

Financial Services - 12.06%

Affiliated Computer Services Inc ‘A’ *	20,900	1,138,214
American Express Co	17,800	858,494
American International Group Inc	94,200	6,243,576
Automatic Data Processing Inc	20,400	808,044
Capital One Financial Corp	100,200	6,141,258
Citigroup Inc	95,500	4,635,570
Doral Financial Corp	22,950	740,826
Fair Isaac Corp	22,300	1,096,268
Fannie Mae	92,400	6,935,544
Fidelity National Financial Inc	20,200	783,356
Fiserv Inc *	33,400	1,319,634
Freddie Mac	40,200	2,344,464
H&R Block Inc	8,600	476,182
MBNA Corp	329,600	8,190,560
Merrill Lynch & Co Inc	20,300	1,190,595
Paychex Inc	20,700	770,040
SEI Investments Co	13,400	408,298
State Street Corp	26,800	1,395,744
SunGard Data Systems Inc *	35,700	989,247
The Charles Schwab Corp	84,000	994,560
Travelers Property Casualty Corp ‘A’	1	17
U.S. Bancorp	45,200	1,346,056
WellChoice Inc *	7,200	248,400
Wells Fargo & Co	18,300	1,077,687
Zions Bancorp	17,400	1,067,142

		51,199,776

Health Care - 21.61%

Abbott Laboratories	122,400	5,703,840
Allergan Inc	33,500	2,573,135
AmerisourceBergen Corp	22,800	1,280,220
Amgen Inc *	105,100	6,495,180
Amylin Pharmaceuticals Inc *	18,800	417,736
Anthem Inc *	3,700	277,500
Barr Laboratories Inc *	7,700	592,515
Beckman Coulter Inc	7,000	355,810
Biogen Idec Inc *	14,000	514,920
Boston Scientific Corp *	46,300	1,701,988
Cardinal Health Inc	50,100	3,064,116
Caremark Rx Inc *	32,600	825,758
Community Health Systems Inc *	8,300	220,614
Coventry Health Care Inc *	55,100	3,553,399
Express Scripts Inc *	5,600	372,008
Forest Laboratories Inc *	39,100	2,416,380
Genentech Inc *	16,800	1,571,976
Genzyme Corp *	27,400	1,351,916
Gilead Sciences Inc *	13,500	784,890
Guidant Corp	43,100	2,594,620
Health Management Associates Inc ‘A’	33,100	794,400
Henry Schein Inc *	15,300	1,033,974
IMS Health Inc	18,100	449,966
Johnson & Johnson	220,500	11,391,030
Manor Care Inc	14,700	508,179
McKesson Corp	5,900	189,744
Medco Health Solutions Inc *	29,100	989,109
Medtronic Inc	96,900	4,710,309
Merck & Co Inc	43,600	2,014,320
Mid Atlantic Medical Services Inc *	8,100	524,880
Patterson Dental Co *	17,000	1,090,720
Pfizer Inc	576,400	20,364,212
St. Jude Medical Inc *	7,300	447,855
Steris Corp *	19,400	438,440
UnitedHealth Group Inc	51,700	3,007,906
Universal Health Services Inc ‘B’	16,600	891,752
Varian Medical Systems Inc *	11,100	767,010

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND EQUITY PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Shares	Value
WellPoint Health Networks Inc *	11,000	$1,066,890
Wyeth	104,300	4,427,535

		91,776,752

Integrated Oils - 0.14%

GlobalSantaFe Corp	23,800	590,954

Materials & Processing - 1.15%

Freeport-McMoRan Copper & Gold Inc ‘B’	68,800	2,898,544
Masco Corp	51,200	1,403,392
Sealed Air Corp *	10,500	568,470

		4,870,406

Multi-Industry - 6.55%

3M Co	76,400	6,496,292
General Electric Co	688,600	21,332,828

		27,829,120

Producer Durables - 4.44%

Applied Materials Inc *	138,100	3,100,345
D.R. Horton Inc	30,500	1,319,430
KLA-Tencor Corp *	27,200	1,595,824
Lam Research Corp *	68,300	2,206,090
Lennar Corp ‘A’	22,100	2,121,600
Lexmark International Inc *	54,700	4,301,608
Novellus Systems Inc *	10,300	433,115
United Technologies Corp	26,400	2,501,928
Xerox Corp *	93,600	1,291,680

		18,871,620

Technology - 27.31%

Accenture Ltd ‘A’ * (Bermuda)	48,430	1,274,677
Adobe Systems Inc	38,400	1,509,120
Altera Corp *	66,000	1,498,200
Arrow Electronics Inc *	21,100	488,254
Avaya Inc *	59,200	766,048
CIENA Corp *	62,700	416,328
Cisco Systems Inc *	579,300	14,071,197
Cognizant Technology Solutions Corp *	9,300	424,452
Computer Associates International Inc	29,800	814,732
Dell Inc *	303,400	10,303,464
EMC Corp MA *	48,300	624,036
Harris Corp	16,700	633,765
Intel Corp	770,800	24,819,760
International Business Machines Corp	64,000	5,931,520
Intersil Corp ‘A’	16,200	402,570
Jabil Circuit Inc *	15,500	438,650
L-3 Communications Holdings Inc *	15,000	770,400
Lexar Media Inc *	7,500	130,725
Linear Technology Corp	24,500	1,030,715
LSI Logic Corp *	44,800	397,376
Macromedia Inc *	23,600	421,024
Marvell Technology Group Ltd * (Bermuda)	14,500	549,985
Mercury Interactive Corp *	10,300	500,992
Microsoft Corp	758,900	20,900,106
Nokia OYJ ADR (Finland)	71,000	1,207,000
Oracle Corp *	132,100	1,743,720
PMC-Sierra Inc *	55,400	1,116,310
QLogic Corp *	49,300	2,543,880
QUALCOMM Inc	127,000	6,849,110
SanDisk Corp *	19,300	1,180,002
Symantec Corp *	157,400	5,453,910
Texas Instruments Inc	214,800	6,310,824
VERITAS Software Corp *	12,000	445,920

		115,968,772

Utilities - 2.46%

BellSouth Corp	42,700	1,208,410
CenturyTel Inc	54,100	1,764,742
Comcast Corp ‘A’ *	15,100	496,337
Comcast Corp Special ‘A’ *	83,100	2,599,368
Edison International *	110,900	2,432,037
Entergy Corp	23,000	1,313,990
Sprint Corp-FON Group	39,000	640,380

		10,455,264

Total Common Stocks (Cost $390,771,916)		426,057,648

	Principal Amount

SHORT-TERM INVESTMENT - 0.16%

Repurchase Agreement - 0.16%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $680,023; collateralized by U.S. Treasury Notes 1.625% due 01/31/05 and market value $697,033)	$680,000	680,000

Total Short-Term Investment (Cost $680,000)		680,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.48% (Cost $391,451,916)		426,737,648

	Shares

SECURITIES LENDING COLLATERAL - 2.23%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	9,465,611	9,465,611

Total Securities Lending Collateral (Cost $9,465,611)		9,465,611

TOTAL INVESTMENTS - 102.71% (Cost $400,917,527)		436,203,259

OTHER ASSETS & LIABILITIES, NET - (2.71%)		(11,495,645)

NET ASSETS - 100.00%		$424,707,614

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND AGGRESSIVE EQUITY PORTFOLIO Schedule of Investments December 31, 2003
	Shares	Value

COMMON STOCKS - 98.40%

Autos & Transportation - 4.30%

American Axle & Manufacturing Holdings Inc *	56,860	$2,298,281
Autoliv Inc (Sweden)	126,460	4,761,219
Cooper Tire & Rubber Co	70,300	1,503,014
ExpressJet Holdings Inc *	66,900	1,003,500
Mesa Air Group Inc *	277,875	3,478,995

		13,045,009

Consumer Discretionary - 16.07%

Abercrombie & Fitch Co ‘A’ *	74,700	1,845,837
AMN Healthcare Services Inc *	50,875	873,015
Arbitron Inc *	38,565	1,608,932
Catalina Marketing Corp *	13,405	270,245
Claire’s Stores Inc	36,200	682,008
Coinstar Inc *	11,640	210,218
Foot Locker Inc	133,303	3,125,955
Handleman Co	17,759	364,592
Harte-Hanks Inc	47,600	1,035,300
Hollywood Entertainment Corp *	86,700	1,192,125
Insight Enterprises Inc *	32,400	609,120
MAXIMUS Inc *	38,536	1,507,914
Michaels Stores Inc	62,900	2,780,180
Mohawk Industries Inc *	38,800	2,736,952
Movie Gallery Inc *	149,100	2,785,188
NetFlix Inc *	18,800	1,028,172
Orient-Express Hotels Ltd ‘A’ (Bermuda)	74,051	1,216,658
Regal Entertainment Group ‘A’	174,044	3,571,383
Rent-A-Center Inc *	159,849	4,776,288
Ross Stores Inc	70,972	1,875,790
ShopKo Stores Inc *	36,800	561,200
The Finish Line Inc ‘A’ *	33,300	998,001
The Yankee Candle Co Inc *	146,795	4,011,907
United Online Inc *	32,700	549,033
United Stationers Inc *	23,900	977,988
Valassis Communications Inc *	76,800	2,254,080
VeriSign Inc *	114,100	1,859,830
West Corp *	57,300	1,331,079
Wolverine World Wide Inc	105,226	2,144,506

		48,783,496

Consumer Staples - 2.36%

Chiquita Brands International Inc *	28,900	651,117
SUPERVALU Inc	227,380	6,500,794

		7,151,911

Energy - 3.64%

Cabot Oil & Gas Corp	92,100	2,703,135
Comstock Resources Inc *	34,400	663,920
Denbury Resources Inc *	128,900	1,792,999
FMC Technologies Inc *	10,975	255,718
Noble Energy Inc	53,732	2,387,313
Nuevo Energy Co *	24,240	585,881
Tesoro Petroleum Corp *	92,400	1,346,268
Vintage Petroleum Inc	109,200	1,313,676

		11,048,910

Financial Services - 17.95%

A.G. Edwards Inc	41,400	1,499,922
Affiliated Managers Group Inc *	13,800	960,342
American Financial Realty Trust	66,200	1,128,710
Apartment Investment & Management Co ‘A’	14,500	500,250
Aspen Insurance Holdings Ltd * (Bermuda)	25,050	621,490
Brookline Bancorp Inc	121,608	1,865,467
CBL & Associates Properties Inc	12,500	706,250
Chicago Mercantile Exchange Inc	15,300	1,107,108
Commerce Bancorp Inc NJ	34,900	1,838,532
Compass Bancshares Inc	67,302	2,645,642
CompuCredit Corp *	51,000	1,085,280
Delphi Financial Group ‘A’	16,800	604,800
Doral Financial Corp	29,100	939,348
FactSet Research Systems Inc	14,400	550,224
Federated Investors Inc ‘B’	65,128	1,912,158
FirstFed Financial Corp *	12,300	535,050
Interactive Data Corp *	20,567	340,590
IPC Holdings Ltd (Bermuda)	69,651	2,712,210
iShares Russell 2000 Index Fund	42,400	4,697,920
National Financial Partners Corp	33,892	933,725
Odyssey Re Holdings Corp	70,400	1,587,520
Providian Financial Corp *	374,687	4,361,357
Radian Group Inc	67,500	3,290,625
RenaissanceRe Holdings Ltd (Bermuda)	93,522	4,587,254
Standard & Poors Depository Receipts Trust 1	11,170	1,243,333
Stewart Information Services Corp	22,710	920,890
Student Loan Corp	7,500	1,095,000
TCF Financial Corp	51,400	2,639,390
The PMI Group Inc	47,500	1,768,425
W.R. Berkley Corp	65,900	2,303,205
Waddell & Reed Financial Inc ‘A’	87,092	2,043,178
WellChoice Inc *	11,501	396,784
Westamerica Bancorp	21,244	1,055,827

		54,477,806

Health Care - 13.33%

American Medical Systems Holdings Inc *	75,200	1,639,360
Amylin Pharmaceuticals Inc *	28,081	623,960
Apria Healthcare Group Inc *	117,315	3,339,958
AtheroGenics Inc *	41,400	618,930
Bradley Pharmaceuticals Inc *	60,910	1,548,941
C.R. Bard Inc	55,999	4,549,919
Community Health Systems Inc *	72,400	1,924,392
Connetics Corp *	62,300	1,131,368
Health Net Inc *	189,550	6,198,285
INAMED Corp *	37,200	1,787,832
King Pharmaceuticals Inc *	398,085	6,074,777
KOS Pharmaceuticals Inc *	27,600	1,187,904
Manor Care Inc	29,900	1,033,643
Medicines Co *	24,500	721,770
Medicis Pharmaceutical Corp ‘A’	15,600	1,112,280
Myogen Inc *	68,500	979,550
Neurocrine Biosciences Inc *	19,675	1,073,074
Sybron Dental Specialties Inc *	50,260	1,412,306
Telik Inc *	33,800	777,738
Ventana Medical Systems Inc *	34,300	1,351,420
Watson Pharmaceuticals Inc *	29,864	1,373,744

		40,461,151

Materials & Processing - 6.07%

Acuity Brands Inc	86,600	2,234,280
Albany International Corp ‘A’	54,000	1,830,600
Carpenter Technology Corp	18,147	536,607
Centex Construction Products Inc	13,200	795,564
Georgia Gulf Corp	134,400	3,881,472
MacDermid Inc	59,700	2,044,128
Quanex Corp	20,007	922,323
RPM International Inc	138,900	2,286,294
Washington Group International Inc *	84,900	2,884,053
York International Corp	27,800	1,023,040

		18,438,361

Multi-Industry - 1.23%

Brunswick Corp	117,299	3,733,627

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

AGGRESSIVE EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value

Producer Durables - 8.16%

Belden Inc	50,752	$1,070,360
Briggs & Stratton Corp	54,233	3,655,304
Flowserve Corp *	145,100	3,029,688
HON Industries Inc	25,000	1,083,000
IDEX Corp	34,430	1,431,944
Imagistics International Inc *	16,600	622,500
NVR Inc *	4,055	1,889,630
Teledyne Technologies Inc *	120,114	2,264,149
Terex Corp *	142,300	4,052,704
The Ryland Group Inc	50,834	4,505,926
United Defense Industries Inc *	36,431	1,161,420

		24,766,625

Technology - 19.94%

Advanced Digital Information Corp *	28,000	392,000
Advanced Fibre Communications Inc *	97,500	1,964,625
Agere Systems Inc ‘A’ *	446,141	1,360,730
Amdocs Ltd * (United Kingdom)	148,300	3,333,784
Aspect Communications Corp *	115,520	1,820,595
Benchmark Electronics Inc *	121,706	4,236,586
BMC Software Inc *	388,273	7,241,291
CACI International Inc ‘A’ *	55,000	2,674,100
Celestica Inc * (Canada)	146,158	2,202,601
Comtech Telecommunications Corp *	14,300	412,841
Electronics for Imaging Inc *	33,500	871,670
Hutchinson Technology Inc *	23,100	710,094
Hyperion Solutions Corp *	71,100	2,142,954
Integrated Circuit Systems Inc *	78,101	2,225,097
Integrated Device Technology Inc *	78,701	1,351,296
Inter-Tel Inc	109,400	2,732,812
Lattice Semiconductor Corp *	40,414	391,208
Lexar Media Inc *	55,300	963,879
Mercury Computer Systems Inc *	90,236	2,246,876
Progress Software Corp *	58,200	1,190,772
QLogic Corp *	31,100	1,604,760
SanDisk Corp *	116,300	7,110,582
Satyam Computer Services Ltd ADR (India)	129,600	3,801,168
Scientific-Atlanta Inc	50,175	1,369,778
Storage Technology Corp *	143,100	3,684,825
Transaction Systems Architects Inc ‘A’ *	30,800	697,004
Verint Systems Inc *	24,700	557,232
WebEx Communications Inc *	32,400	651,240
Zarlink Semiconductor Inc * (Canada)	166,900	564,122

		60,506,522

Utilities - 5.35%

Allegheny Energy Inc *	53,000	676,280
Avista Corp	36,400	659,568
Commonwealth Telephone Enterprises Inc *	27,267	1,029,329
DPL Inc	134,600	2,810,448
Energen Corp	60,000	2,461,800
OGE Energy Corp	125,502	3,035,893
Primus Telecommunications Group Inc *	126,000	1,282,680
PTEK Holdings Inc *	91,600	806,996
Puget Energy Inc	59,776	1,420,876
UGI Corp	60,500	2,050,950

		16,234,820

Total Common Stocks (Cost $265,421,176)		298,648,238

	Principal Amount	Value

SHORT-TERM INVESTMENT - 5.22%

Repurchase Agreement - 5.22%

The Goldman Sachs Group Inc 0.990% due 01/02/04 (Dated 12/31/03, repurchase price of $15,837,871; collateralized by Fannie Mae (U.S. Govt Agency Issue) 6.375% due 06/15/09 and market value $19,774,773)	$15,837,000	$15,837,000

Total Short-Term Investment (Cost $15,837,000)		15,837,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 103.62% (Cost $281,258,176)		314,485,238

	Shares

SECURITIES LENDING COLLATERAL - 12.59%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	38,214,203	38,214,203

Total Securities Lending Collateral (Cost $38,214,203)		38,214,203

TOTAL INVESTMENTS - 116.21% (Cost $319,472,379)		352,699,441

OTHER ASSETS & LIABILITIES, NET - (16.21%)		(49,199,793)

NET ASSETS - 100.00%		$303,499,648

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

PREFERRED STOCK - 1.38%

Consumer Discretionary - 1.38%

The News Corp Ltd ADR (Australia)	840,400	$25,422,100

Total Preferred Stock (Cost $23,078,271)		25,422,100

COMMON STOCKS - 93.40%

Consumer Discretionary - 11.55%

Costco Wholesale Corp *	338,600	12,589,148
Federated Department Stores Inc	372,200	17,541,786
Kimberly-Clark Corp	502,800	29,710,452
Liberty Media Corp ‘A’ *	2,137,100	25,410,119
McDonald’s Corp	1,416,300	35,166,729
MGM MIRAGE *	233,400	8,778,174
Newell Rubbermaid Inc	631,600	14,381,532
Target Corp	615,200	23,623,680
The Home Depot Inc	546,300	19,388,187
Time Warner Inc *	535,700	9,637,243
Waste Management Inc	549,000	16,250,400

		212,477,450

Consumer Staples - 8.26%

Altria Group Inc	865,600	47,105,952
Kraft Foods Inc ‘A’	744,500	23,987,790
R.J. Reynolds Tobacco Holdings Inc	413,200	24,027,580
Safeway Inc *	1,229,200	26,931,772
The Kroger Co *	1,618,900	29,965,839

		152,018,933

Energy - 2.29%

ENSCO International Inc	855,900	23,254,803
Nabors Industries Ltd * (Barbados)	453,500	18,820,250

		42,075,053

Financial Services - 23.69%

American Express Co	408,900	19,721,247
American International Group Inc	530,900	35,188,052
Bank of America Corp	238,200	19,158,426
Equity Office Properties Trust	807,100	23,123,415
FleetBoston Financial Corp	702,100	30,646,665
J.P. Morgan Chase & Co	560,400	20,583,492
Loews Corp	463,100	22,900,295
MBNA Corp	907,400	22,548,890
Merrill Lynch & Co Inc	494,400	28,996,560
Morgan Stanley	384,800	22,268,376
The Bank of New York Co Inc	779,700	25,823,664
The Goldman Sachs Group Inc	225,700	22,283,361
The Hartford Financial Services Group Inc	258,400	15,253,352
The St. Paul Cos Inc	436,300	17,299,295
U.S. Bancorp	866,800	25,813,304
Wachovia Corp	442,300	20,606,757
Waddell & Reed Financial Inc ‘A’	729,600	17,116,416
Washington Mutual Inc	432,100	17,335,852
Wells Fargo & Co	354,900	20,900,061
XL Capital Ltd ‘A’ (Bermuda)	104,900	8,134,995

		435,702,475

Health Care - 8.61%

HCA Inc	614,500	26,398,920
Johnson & Johnson	340,900	17,610,894
Merck & Co Inc	549,800	25,400,760
Pfizer Inc	1,434,900	50,695,017
Schering-Plough Corp	1,117,300	19,429,847
Wyeth	442,800	18,796,860

		158,332,298

Integrated Oils - 7.84%

BP PLC ADR (United Kingdom)	740,100	36,523,935
ChevronTexaco Corp	396,400	34,244,996
GlobalSantaFe Corp	656,300	16,295,929
Total SA ADR (France)	349,700	32,350,747
Transocean Inc *	1,029,000	24,706,290

		144,121,897

Materials & Processing - 4.96%

Alcoa Inc	907,600	34,488,800
Avery Dennison Corp	325,400	18,228,908
International Paper Co	619,700	26,715,267
The Dow Chemical Co	281,700	11,710,269

		91,143,244

Multi-Industry - 1.63%

Honeywell International Inc	894,600	29,906,478

Producer Durables - 3.09%
Lockheed Martin Corp	269,200	13,836,880
The Boeing Co	470,400	19,822,656
United Technologies Corp	245,000	23,218,650

		56,878,186

Technology - 10.71%

3Com Corp *	1,095,500	8,950,235
Celestica Inc * (Canada)	853,800	12,866,766
Comverse Technology Inc *	678,800	11,940,092
Hewlett-Packard Co	1,597,800	36,701,466
International Business Machines Corp	179,100	16,598,988
Lucent Technologies Inc *	6,477,600	18,396,384
Microsoft Corp	784,200	21,596,868
Nokia OYJ ADR (Finland)	1,330,000	22,610,000
Novell Inc *	878,800	9,244,976
Solectron Corp *	2,918,900	17,250,699
Sun Microsystems Inc *	4,652,200	20,888,378

		197,044,852

Utilities - 10.77%

AT&T Corp	873,600	17,734,080
AT&T Wireless Services Inc *	3,216,700	25,701,433
Comcast Corp ‘A’ *	464,700	15,274,689
Comcast Corp Special ‘A’ *	504,900	15,793,272
FirstEnergy Corp	618,600	21,774,720
NiSource Inc	885,000	19,416,900
PPL Corp	54,100	2,366,875
Progress Energy Inc	420,500	19,031,830
SBC Communications Inc	1,141,800	29,766,726
Verizon Communications Inc	892,800	31,319,424

		198,179,949

Total Common Stocks (Cost $1,546,984,299)		1,717,880,815

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Principal Amount	Value

SHORT-TERM INVESTMENT - 5.07%

Repurchase Agreement - 5.07%

State Street Bank and Trust Co 0.800% due 01/02/04 (Dated 12/31/03, repurchase price of $93,198,142; collateralized by U.S. Treasury Bonds 8.875% due 02/15/19 and market value $95,062,500)	$93,194,000	$93,194,000

Total Short-Term Investment (Cost $93,194,000)		93,194,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.85% (Cost $1,663,256,570)		1,836,496,915

	Shares

SECURITIES LENDING COLLATERAL - 3.84%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	70,669,972	70,669,972

Total Securities Lending Collateral (Cost $70,669,972)		70,669,972

TOTAL INVESTMENTS - 103.69% (Cost $1,733,926,542)		1,907,166,887

OTHER ASSETS & LIABILITIES, NET - (3.69%)		(67,883,868)

NET ASSETS - 100.00%		$1,839,283,019

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 89.78%

Autos & Transportation - 1.13%

Burlington Northern Santa Fe Corp	72,400	$2,342,140
General Motors Corp	45,200	2,413,680

		4,755,820

Consumer Discretionary - 9.43%

Clear Channel Communications Inc	51,100	2,393,013
Darden Restaurants Inc	80,000	1,683,200
Eastman Kodak Co	82,700	2,122,909
Federated Department Stores Inc	61,200	2,884,356
Jones Apparel Group Inc	94,900	3,343,327
Kimberly-Clark Corp	138,500	8,183,965
Liberty Media Corp ‘A’ *	323,200	3,842,848
Limited Brands Inc	78,500	1,415,355
McDonald's Corp	182,600	4,533,958
The May Department Stores Co	49,800	1,447,686
The Walt Disney Co	343,000	8,002,190

		39,852,807

Consumer Staples - 5.91%

Altria Group Inc	92,400	5,028,408
CVS Corp	64,900	2,344,188
Kraft Foods Inc ‘A’	97,000	3,125,340
Sara Lee Corp	75,900	1,647,789
The Kroger Co *	496,200	9,184,662
Unilever NV ‘NY’ (Netherlands)	56,000	3,634,400

		24,964,787

Energy - 4.41%

Diamond Offshore Drilling Inc	121,500	2,491,965
Halliburton Co	621,300	16,153,800

		18,645,765

Financial Services - 18.12%

Affiliated Computer Services Inc ‘A’ *	11,700	637,182
AMBAC Financial Group Inc	40,200	2,789,478
Bank of America Corp	97,800	7,866,054
Berkshire Hathaway Inc ‘B’ *	158	444,770
Capital One Financial Corp	13,500	827,415
Chubb Corp	130,400	8,880,240
Citigroup Inc	122,500	5,946,150
Fannie Mae	25,500	1,914,030
Freddie Mac	235,800	13,751,856
J.P. Morgan Chase & Co	40,300	1,480,219
Merrill Lynch & Co Inc	22,400	1,313,760
MetLife Inc	67,200	2,262,624
PNC Financial Services Group Inc	93,000	5,089,890
Principal Financial Group Inc	18,800	621,716
RenaissanceRe Holdings Ltd (Bermuda)	10,700	524,835
SunGard Data Systems Inc *	51,800	1,435,378
SunTrust Banks Inc	26,400	1,887,600
The Allstate Corp	119,700	5,149,494
The Goldman Sachs Group Inc	7,900	779,967
Torchmark Corp	58,800	2,677,752
Travelers Property Casualty Corp ‘A’	26,500	444,670
Travelers Property Casualty Corp ‘B’	75,500	1,281,235
Wells Fargo & Co	145,700	8,580,273

		76,586,588

Health Care - 12.85%

Aetna Inc	72,300	4,886,034
AmerisourceBergen Corp	40,800	2,290,920
Bristol-Myers Squibb Co	526,600	15,060,760
GlaxoSmithKline PLC ADR (United Kingdom)	208,500	9,720,270
Merck & Co Inc	44,800	2,069,760
Pfizer Inc	177,000	6,253,410
Roche Holding AG ADR (Switzerland)	45,200	4,567,460
Schering-Plough Corp	209,800	3,648,422
Tenet Healthcare Corp *	237,700	3,815,085
Wyeth	46,600	1,978,170

		54,290,291

Integrated Oils - 6.47%

BP PLC ADR (United Kingdom)	129,600	6,395,760
ConocoPhillips	59,100	3,875,187
GlobalSantaFe Corp	255,500	6,344,065
Total SA ADR (France)	56,000	5,180,560
Transocean Inc *	230,400	5,531,904

		27,327,476

Materials & Processing - 9.83%

Alcoa Inc	97,800	3,716,400
Boise Cascade Corp	97,900	3,216,994
E.I. du Pont de Nemours & Co	104,800	4,809,272
Georgia-Pacific Corp	305,300	9,363,551
International Paper Co	203,400	8,768,574
Rohm & Haas Co	30,200	1,289,842
The Dow Chemical Co	249,400	10,367,558

		41,532,191

Multi-Industry - 3.15%

Schlumberger Ltd	243,300	13,313,376

Producer Durables - 1.49%

Cognex Corp	64,100	1,810,184
Credence Systems Corp *	111,400	1,466,024
Lexmark International Inc *	30,300	2,382,792
Novellus Systems Inc *	14,800	622,340

		6,281,340

Technology - 2.79%

Check Point Software Technologies Ltd * (Israel)	26,300	442,366
Cisco Systems Inc *	16,200	393,498
Comverse Technology Inc *	13,500	237,465
Flextronics International Ltd * (Singapore)	146,000	2,166,640
Hewlett-Packard Co	112,500	2,584,125
Intel Corp	22,600	727,720
International Business Machines Corp	14,900	1,380,932
Jabil Circuit Inc *	28,400	803,720
JDS Uniphase Corp *	129,000	470,850
Microsoft Corp	51,000	1,404,540
Nokia OYJ ADR (Finland)	68,700	1,167,900

		11,779,756

Utilities - 14.20%

American Electric Power Co Inc	54,400	1,659,744
CenterPoint Energy Inc	125,800	1,219,002
Constellation Energy Group Inc	42,500	1,664,300
Exelon Corp	9,200	610,512
FirstEnergy Corp	97,700	3,439,040
Public Service Enterprise Group Inc	66,600	2,917,080
SBC Communications Inc	377,900	9,851,853
Scottish Power PLC ADR (United Kingdom)	45,200	1,228,536
Sprint Corp-FON Group	1,081,600	17,759,872
TXU Corp	289,100	6,857,452
Verizon Communications Inc	364,900	12,800,692

		60,008,083

Total Common Stocks (Cost $322,963,506)		379,338,280

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND COMSTOCK PORTFOLIO Schedule of Investments (Continued) December 31, 2003

	Principal Amount	Value

CORPORATE BOND - 0.00%

Consumer Discretionary - 0.00%

Ames Department Stores Inc 10.000% due 04/15/06 ##	$125,000	$937

Total Corporate Bond (Cost $60,245)		937

SHORT-TERM INVESTMENTS - 9.73%

U.S. Government Agency Issue - 9.73%

Fannie Mae 0.700% due 01/02/04	41,111,000	41,110,201

Repurchase Agreement - 0.00%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $2,000; collateralized by U.S. Treasury Notes 3.375% due 04/30/04 and market value $5,090)	2,000	2,000

Total Short-Term Investments (Cost $41,112,201)		41,112,201

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.51% (Cost $364,135,952)		420,451,418

	Shares

SECURITIES LENDING COLLATERAL - 3.07%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	12,994,444	12,994,444

Total Securities Lending Collateral (Cost $12,994,444)		12,994,444

TOTAL INVESTMENTS - 102.58% (Cost $377,130,396)		433,445,862

OTHER ASSETS & LIABILITIES, NET - (2.58%)		(10,906,783)

NET ASSETS - 100.00%		$422,539,079

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND REAL ESTATE PORTFOLIO Schedule of Investments December 31, 2003

	Shares	Value

COMMON STOCKS - 94.99%

Consumer Discretionary - 6.92%

Hilton Hotels Corp	695,700	$11,917,341
Interstate Hotels & Resorts Inc *	1,251	6,693
Starwood Hotels & Resorts Worldwide Inc	594,933	21,399,740
Wyndham International Inc ‘A’ *	233,700	156,579

		33,480,353

Financial Services - 86.66%

AMB Property Corp	492,900	16,206,552
AMLI Residential Properties Trust	156,600	4,196,880
Apartment Investment & Management Co ‘A’	443,900	15,314,550
Archstone-Smith Trust	863,490	24,160,450
Arden Realty Inc	480,455	14,577,005
AvalonBay Communities Inc	519,700	24,841,660
Boston Properties Inc	356,800	17,194,192
Brookfield Properties Corp (Canada)	955,300	27,417,110
Chelsea Property Group Inc	2,800	153,468
Correctional Properties Trust	50,500	1,454,400
Equity Office Properties Trust	711,935	20,396,938
Equity Residential	546,900	16,139,019
Essex Property Trust Inc	140,300	9,010,066
Federal Realty Investment Trust	359,500	13,801,205
FelCor Lodging Trust Inc *	126,600	1,402,728
Frontline Capital Group Inc *	318,400	955
General Growth Properties Inc	566,400	15,717,600
Heritage Property Investment Trust	24,900	708,405
Host Marriott Corp *	1,363,400	16,797,088
Innkeepers USA Trust	1,800	15,066
La Quinta Corp *	43,100	276,271
Mack-Cali Realty Corp	98,700	4,107,894
Manufactured Home Communities Inc	131,200	4,939,680
Nationwide Health Properties Inc	163,357	3,193,629
Pan Pacific Retail Properties Inc	2,100	100,065
Post Properties Inc	173,450	4,842,724
ProLogis	571,663	18,344,666
PS Business Parks Inc	14,800	610,648
Public Storage Inc	403,824	17,521,923
Reckson Associates Realty Corp	313,800	7,625,340
Regency Centers Corp	305,100	12,158,235
Shurgard Storage Centers Inc ‘A’	312,750	11,775,037
Simon Property Group Inc	806,500	37,373,210
SL Green Realty Corp	138,500	5,685,425
Summit Properties Inc	188,450	4,526,569
Taubman Centers Inc	232,845	4,796,607
The Macerich Co	70,200	3,123,900
The Rouse Co	444,600	20,896,200
Trizec Properties Inc	144,950	2,232,230
Ventas Inc	139,400	3,066,800
Vornado Realty Trust	237,650	13,011,338

		419,713,728

Materials & Processing - 1.41%

Brookfield Homes Corp	49,380	1,272,523
Forest City Enterprises Inc ‘A’	61,400	2,917,114
The St. Joe Co	70,900	2,643,861

		6,833,498

Total Common Stocks (Cost $365,132,729)		460,027,579

	Principal Amount

SHORT-TERM INVESTMENT - 4.73%

Repurchase Agreement - 4.73%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $22,908,764; collateralized by U.S. Treasury Notes 3.375% due 04/30/04 and market value $23,369,958)	$22,908,000	22,908,000

Total Short-Term Investment (Cost $22,908,000)		22,908,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 99.72% (Cost $388,040,729)		482,935,579

	Shares

SECURITIES LENDING COLLATERAL - 1.07%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	5,196,792	5,196,792

Total Securities Lending Collateral (Cost $5,196,792)		5,196,792

TOTAL INVESTMENTS - 100.79% (Cost $393,237,521)		488,132,371

OTHER ASSETS & LIABILITIES, NET - (0.79%)		(3,817,216)

NET ASSETS - 100.00%		$484,315,155

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2003

	Shares	Value

COMMON STOCKS - 98.23%

Autos & Transportation - 2.36%

C.H. Robinson Worldwide Inc	42,000	$1,592,220
Empresa Brasileira de Aeronautica SA ADR (Brazil)	24,200	847,726
Gentex Corp	18,600	821,376
JetBlue Airways Corp *	26,100	692,172

		3,953,494

Consumer Discretionary - 34.19%

Apollo Group Inc ‘A’ *	20,720	1,408,960
ARAMARK Corp ‘B’	45,500	1,247,610
CDW Corp	12,980	749,725
Chico’s FAS Inc *	49,310	1,822,003
ChoicePoint Inc *	44,100	1,679,769
Citadel Broadcasting Corp *	60,900	1,362,333
Coach Inc *	36,500	1,377,875
Corporate Executive Board Co *	32,700	1,526,109
DeVry Inc *	47,300	1,188,649
Dollar General Corp	43,200	906,768
Dollar Tree Stores Inc *	91,600	2,753,496
Electronic Arts Inc *	28,580	1,365,552
Getty Images Inc *	18,300	917,379
GTECH Holdings Corp	90,190	4,463,503
Harman International Industries Inc	39,480	2,920,730
International Game Technology Inc	67,980	2,426,886
Iron Mountain Inc *	33,700	1,332,498
ITT Educational Services Inc *	43,200	2,029,104
Mohawk Industries Inc *	11,140	785,816
Outback Steakhouse Inc	27,900	1,233,459
P.F. Chang’s China Bistro Inc *	15,800	803,904
PETsMART Inc	56,040	1,333,752
R.H. Donnelley Corp *	22,400	892,416
Radio One Inc ‘D’ *	88,900	1,715,770
Royal Caribbean Cruises Ltd (Liberia)	122,630	4,266,298
Sonic Corp *	27,000	826,740
Station Casinos Inc	80,700	2,471,841
The TJX Cos Inc	51,200	1,128,960
Tiffany & Co	27,700	1,252,040
Tractor Supply Co *	19,500	758,355
Univision Communications Inc ‘A’ *	86,900	3,449,061
Viad Corp	31,100	777,500
Westwood One Inc *	45,700	1,563,397
Wynn Resorts Ltd *	92,150	2,581,122

		57,319,380

Consumer Staples - 0.81%

Cott Corp * (Canada)	48,300	1,352,883

Energy - 3.65%

BJ Services Co *	45,800	1,644,220
Pioneer Natural Resources Co *	53,900	1,721,027
Smith International Inc *	66,520	2,761,910

		6,127,157

Financial Services - 13.57%

Affiliated Managers Group Inc *	12,100	842,039
Alliance Data Systems Corp *	55,400	1,533,472
Ameritrade Holding Corp *	160,700	2,261,049
Doral Financial Corp	47,985	1,548,956
Federated Investors Inc ‘B’	46,150	1,354,964
Global Payments Inc	28,700	1,352,344
Interactive Data Corp *	65,600	1,086,336
Legg Mason Inc	15,650	1,207,867
Moody’s Corp	30,370	1,838,904
Paychex Inc	31,700	1,179,240
Plum Creek Timber Co Inc	24,100	733,845
Radian Group Inc	29,200	1,423,500
Sovereign Bancorp Inc	41,000	973,750
SunGard Data Systems Inc *	56,820	1,574,482
The Dun & Bradstreet Corp *	17,400	882,354
UCBH Holdings Inc	31,700	1,235,349
White Mountains Insurance Group Ltd	3,725	1,713,314

		22,741,765

Health Care - 14.71%

Allergan Inc	16,860	1,295,017
C.R. Bard Inc	21,000	1,706,250
Celgene Corp *	27,690	1,246,604
Community Health Systems Inc *	31,400	834,612
Coventry Health Care Inc *	14,600	941,554
Endo Pharmaceuticals Holdings Inc *	31,500	606,690
Genzyme Corp *	31,270	1,542,862
ICOS Corp *	18,100	747,168
IDEXX Laboratories Inc *	18,000	833,040
IMS Health Inc	50,300	1,250,458
Lincare Holdings Inc *	27,050	812,312
MedImmune Inc *	31,100	789,940
Millennium Pharmaceuticals Inc *	40,200	750,534
NPS Pharmaceuticals Inc *	29,600	909,904
Patterson Dental Co *	12,100	776,336
Shire Pharmaceuticals PLC ADR * (United Kingdom)	30,000	871,500
St. Jude Medical Inc *	15,920	976,692
Stericycle Inc *	60,700	2,834,690
Valeant Pharmaceuticals International	12,800	321,920
Varian Medical Systems Inc *	47,300	3,268,430
Zimmer Holdings Inc *	19,080	1,343,232

		24,659,745

Integrated Oils - 0.53%

Suncor Energy Inc (NYSE) (Canada)	35,400	887,124

Materials & Processing - 2.96%

Ecolab Inc	27,700	758,149
Freeport-McMoRan Copper & Gold Inc ‘B’	39,800	1,676,774
Placer Dome Inc (Canada)	71,400	1,278,774
Sealed Air Corp *	23,050	1,247,927

		4,961,624

Multi-Industry - 0.48%

Brascan Corp ‘A’ (Canada)	26,400	806,256

Producer Durables - 6.19%

Crown Castle International Corp *	226,400	2,497,192
Diebold Inc	28,500	1,535,295
Graco Inc	21,400	858,140
KLA-Tencor Corp *	16,200	950,454
Lam Research Corp *	29,060	938,638
Lennar Corp ‘A’	8,300	796,800
Novellus Systems Inc *	30,300	1,274,115
NVR Inc *	3,275	1,526,150

		10,376,784

Technology - 14.69%

Adobe Systems Inc	35,510	1,395,543
Agere Systems Inc ‘A’ *	261,400	797,270
Amphenol Corp ‘A’ *	15,800	1,010,094
ASML Holding NV ‘NY’ * (Netherlands)	41,420	830,471
Broadcom Corp ‘A’ *	23,260	792,934
Cognizant Technology Solutions Corp *	17,600	803,264
Cognos Inc * (Canada)	16,000	489,920
Corning Inc *	101,170	1,055,203

See Notes to Financial Statements	See explanation of symbols on B-97

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2003

	Shares	Value
Fairchild Semiconductor International Inc *	67,400	$1,682,978
Integrated Circuit Systems Inc *	30,770	876,637
Linear Technology Corp	20,200	849,814
Marvell Technology Group Ltd * (Bermuda)	40,700	1,543,751
Mercury Interactive Corp *	34,500	1,678,080
National Semiconductor Corp *	19,100	752,731
Network Appliance Inc *	72,100	1,480,213
Novell Inc *	173,000	1,819,960
PeopleSoft Inc *	37,200	848,160
QLogic Corp *	13,900	717,240
Rambus Inc *	27,500	844,250
Siebel Systems Inc *	66,270	919,165
Symantec Corp *	50,480	1,749,132
Synopsys Inc *	49,990	1,687,662

		24,624,472

Utilities - 4.09%

IDT Corp ‘B’ *	75,600	1,748,628
NTL Inc *	53,411	3,725,417
Questar Corp	39,300	1,381,395

		6,855,440

Total Common Stocks (Cost $152,172,801)		164,666,124

	Principal Amount

SHORT-TERM INVESTMENTS - 2.27%

U.S. Government Agency Issue - 2.26%

Fannie Mae 0.700% due 01/02/04	$3,780,000	3,779,926

Repurchase Agreement - 0.01%

State Street Bank and Trust Co 0.600% due 01/02/04 (Dated 12/31/03, repurchase price of $16,001; collateralized by U.S. Treasury Bonds 7.625% due 11/15/22 and market value $19,781)	16,000	16,000

Total Short-Term Investments (Cost $3,795,926)		3,795,926

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL - 100.50% (Cost $155,968,727)		168,462,050

	Shares

SECURITIES LENDING COLLATERAL - 13.33%

State Street Navigator Securities Lending Prime Portfolio 1.059% ^^	22,348,679	22,348,679

Total Securities Lending Collateral (Cost $22,348,679)		22,348,679

TOTAL INVESTMENTS - 113.83% (Cost $178,317,406)		190,810,729

OTHER ASSETS & LIABILITIES, NET - (13.83%)		(23,181,116)

NET ASSETS - 100.00%		$167,629,613

Explanation of Symbols for Schedules of Investments

~	Securities purchased in a private placement transaction; resale to the public may require registration.
#	Securities purchased on a when-issued or delayed delivery basis.
+	Securities were valued under procedures established by the Board of Trustees.
*	Non-income producing securities.
**	Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 2003.
†	Securities were fully/partially segregated with the custodian for open options contracts.
“	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Securities with their principal amount adjusted for inflation.
++	Variable rate securities. The rate listed is as of December 31, 2003.
##	Securities were in default.
^^	Rate shown reflects 7 day yield as of December 31, 2003.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2003

(In thousands, except per share amounts)	Blue	Aggressive	Diversified	Small-Cap	International	Short Duration	I-Net	Financial
	Chip	Growth	Research	Equity	Large-Cap	Bond	Tollkeeper	Services
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments, at value	$1,056,642	$74,324	$412,203	$763,538	$1,055,522	$951,078	$76,034	$95,365
Repurchase Agreements, at value	55,516	2,859	17,858	—	39,291	69,833	3,335	5,397
Cash (1)	—	1	6	—	1,308	1,736	1	1
Foreign currency held, at value	—	—	—	—	10,557	—	—	—
Receivables:
Dividends and interest	662	12	452	530	1,346	4,160	15	96
Fund shares sold	1,964	7	1,442	369	1,051	1,697	3	31
Securities sold	896	663	1	1,694	9,456	24,810	—	468
Variation margin	58	—	—	—	—	—	—	—
Other	—	—	2	—	4	—	—	—
Forward foreign currency contracts appreciation	—	—	—	—	159	—	—	—

Total Assets	1,115,738	77,866	431,964	766,131	1,118,694	1,053,314	79,388	101,358

LIABILITIES
Payable upon return of securities loaned	5,040	7,813	30,069	151,217	—	136,403	6,618	318
Payables:
Fund shares redeemed	—	47	—	1,073	—	—	4	19
Securities purchased	2,884	624	883	419	18,416	24,363	1,639	780
Due to custodian	—	—	—	297	—	—	—	—
Variation margin	—	—	—	—	—	81	—	—
Accrued advisory fees	846	58	294	328	935	438	71	89
Accrued custodian and portfolio accounting fees	41	9	31	29	178	51	5	4
Accrued trustee deferred compensation and retirement benefits	20	2	8	13	19	11	1	2
Accrued other	26	7	49	15	92	68	3	1
Other liabilities	—	—	—	—	104	—	—	—

Total Liabilities	8,857	8,560	31,334	153,391	19,744	161,415	8,341	1,213

NET ASSETS	$1,106,881	$69,306	$400,630	$612,740	$1,098,950	$891,899	$71,047	$100,145

NET ASSETS CONSIST OF:
Paid-in capital	$1,158,928	$77,331	$389,803	$760,765	$1,114,584	$897,048	$166,251	$94,854
Accumulated undistributed net investment income (loss)	48	(8)	5	57	1,095	233	8	114
Accumulated undistributed net realized loss	(165,356)	(19,948)	(35,527)	(196,668)	(79,445)	(4,640)	(99,057)	(8,604)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	113,261	11,931	46,349	48,586	62,716	(742)	3,845	13,781

NET ASSETS	$1,106,881	$69,306	$400,630	$612,740	$1,098,950	$891,899	$71,047	$100,145

Shares of beneficial interest outstanding of $.001 par value	146,996	8,781	37,603	33,053	164,202	89,855	18,021	9,920

Net Asset Value Per Share	$7.53	$7.89	$10.65	$18.54	$6.69	$9.93	$3.94	$10.10

Investments and repurchase agreements, at cost	$999,126	$65,251	$383,713	$714,951	$1,034,471	$1,022,280	$75,523	$86,981
Foreign currency held, at cost	—	—	—	—	10,344	—	—	—

(1)	Includes margin deposits segregated for futures contracts in the Short Duration Bond Portfolio of $1,700.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2003

(In thousands, except per share amounts)

	Health Sciences Portfolio	Technology Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio	Capital Opportunities Portfolio	Equity Index Portfolio

ASSETS
Investments, at value	$122,958	`$122,522	$1,899,756	$79,328	$1,168,254	$1,733,383	$266,645	$1,648,821
Repurchase Agreements, at value	6,215	6,699	63	76	44,019	68,077	—	32,255
Cash (1)	—	1	4,004	1	11,208	—	1	2,321
Foreign currency held, at value	—	—	1,553	—	—	1,825	—	—
Receivables:
Dividends and interest	57	18	1,289	42	752	1,631	325	2,157
Fund shares sold	114	110	418	623	586	276	201	1,053
Securities sold	712	503	11,336	213	—	—	1,050	—
Variation margin	—	—	—	—	—	—	—	97
Other	—	4	34	—	—	—	—	—
Forward foreign currency contracts appreciation	—	—	691	10	—	—	—	—

Total Assets	130,056	129,857	1,919,144	80,293	1,224,819	1,805,192	268,222	1,686,704

LIABILITIES
Payable upon return of securities loaned	3,771	5,631	160,976	6,158	53,734	206,521	7,852	42,989
Payables:
Fund shares redeemed	—	—	1,121	—	112	2,150	29	2,117
Securities purchased	3,419	—	3,728	—	28,174	1,798	3,301	—
Accrued advisory fees	108	113	1,074	58	800	1,101	165	337
Accrued custodian and portfolio accounting fees	10	22	100	12	43	172	22	76
Accrued trustee deferred compensation and retirement benefits	3	2	43	1	24	32	5	42
Accrued other	4	44	277	10	27	44	6	51
Outstanding options written, at value	—	1	—	—	—	—	—	—
Forward foreign currency contracts depreciation	—	—	2,971	—	—	—	—	—
Other liabilities	—	—	—	—	—	27	—	—

Total Liabilities	7,315	5,813	170,290	6,239	82,914	211,845	11,380	45,612

NET ASSETS	$122,741	$124,044	$1,748,854	$74,054	$1,141,905	$1,593,347	$256,842	$1,641,092

NET ASSETS CONSIST OF:
Paid-in capital	$119,884	$135,042	$3,155,035	$89,293	$1,006,828	$1,688,738	$282,954	$1,740,964
Accumulated undistributed net investment income (loss)	(8)	(8)	—	7	65	3,707	95	85
Accumulated undistributed net realized loss	(14,283)	(31,736)	(1,735,652)	(28,482)	(25,677)	(249,732)	(56,799)	(23,045)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	17,148	20,746	329,471	13,236	160,689	150,634	30,592	(76,912)

NET ASSETS	$122,741	$124,044	$1,748,854	$74,054	$1,141,905	$1,593,347	$256,842	$1,641,092

Shares of beneficial interest outstanding of $.001 par value	13,564	27,452	99,794	10,375	78,029	123,356	32,886	62,028

Net Asset Value Per Share	$9.05	$4.52	$17.52	$7.14	$14.63	$12.92	$7.81	$26.46

Investments and repurchase agreements, at cost	$112,026	$108,478	$1,572,774	$66,184	$1,051,583	$1,650,878	$236,053	$1,759,269
Foreign currency held, at cost	—	—	1,553	—	—	1,809	—	—

(1)	Includes margin deposits segregated for futures contracts in the Equity Index Portfolio of $2,320.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2003

(In thousands, except per share amounts)

	Small-Cap Index Portfolio	Multi- Strategy Portfolio	Main Street Core Portfolio (1)	Emerging Markets Portfolio	Inflation Managed Portfolio	Managed Bond Portfolio	Small-Cap Value Portfolio	Money Market Portfolio

ASSETS

Investments, at value	$696,944	$707,464	$1,192,570	$322,844	$3,366,101	$3,109,649	$319,275	$1,158,672

Repurchase Agreements, at value	70,606	84,020	24,447	14,311	14,141	142,531	24,689	24

Cash (2)	4,055	—	—	—	—	—	—	—

Foreign currency held, at value	—	—	78	2,581	19	25,348	—	—

Receivables:

Dividends and interest	566	2,349	1,261	448	7,331	23,060	477	307

Fund shares sold	14	5	221	820	3,813	141	1,073	4,856

Securities sold	1,029	9,374	9,342	2,365	83,710	7,044	4,524	—

Swap agreements (net)	—	—	—	—	493	1,675	—	—

Securities sold short	—	—	—	—	83,325	953,512	—	—

Variation margin	—	48	—	—	76	1,539	—	—

Other	—	61	—	—	—	1,038	—	—

Forward foreign currency contracts appreciation	—	—	—	—	—	1,614	—	—

Total Assets	773,214	803,321	1,227,919	343,369	3,559,009	4,267,151	350,038	1,163,859

LIABILITIES

Payable upon return of securities loaned	124,405	43,333	42,610	17,868	49,876	653,096	22,112	—

Payables:

Fund shares redeemed	1,426	1,036	634	—	234	1,568	—	307

Securities purchased	—	135,808	11,511	11	1,775,511	5,688	8,921	2,036

Securities sold short, at value	—	—	—	—	84,272	961,731	—	—

Due to custodian	483	7	66	2,139	—	3,733	—	9

Variation margin	962	—	—	—	—	—	—	—

Accrued advisory fees	265	340	627	255	829	1,323	243	329

Accrued custodian and portfolio accounting fees	62	55	96	141	119	215	18	73

Accrued trustee deferred compensation and retirement benefits	11	16	26	5	37	68	3	39

Accrued other	32	38	49	2,836	174	155	23	45

Outstanding options written, at value	—	—	—	—	1,993	11,704	—	—

Forward foreign currency contracts depreciation	—	—	—	—	1,295	1,017	—	—

Interest rate swaps depreciation	—	—	—	—	330	7,206	—	—

Other liabilities	—	—	—	1	—	—	—	—

Total Liabilities	127,646	180,633	55,619	23,256	1,914,670	1,647,504	31,320	2,838

NET ASSETS	$645,568	$622,688	$1,172,300	$320,113	$1,644,339	$2,619,647	$318,718	$1,161,021

NET ASSETS CONSIST OF:

Paid-in capital	$581,029	$653,714	$1,465,044	$298,258	$1,495,686	$2,559,192	$270,286	$1,161,040

Accumulated undistributed net investment income (loss)	459	419	200	887	406	381	189	(19)

Accumulated undistributed net realized gain (loss)	(13,504)	(120,401)	(410,710)	(76,995)	111,836	9,245	10,080	—

Net unrealized appreciation on investments and assets and liabilities in foreign currencies	77,584	88,956	117,766	97,963	36,411	50,829	38,163	—

NET ASSETS	$645,568	$622,688	$1,172,300	$320,113	$1,644,339	$2,619,647	$318,718	$1,161,021

Shares of beneficial interest outstanding of $.001 par value	54,944	41,081	62,560	32,290	134,587	234,738	25,297	115,104

Net Asset Value Per Share	$11.75	$15.16	$18.74	$9.91	$12.22	$11.16	$12.60	$10.09

Investments and repurchase agreements, at cost	$692,736	$702,929	$1,099,250	$236,401	$3,343,667	$3,210,979	$305,800	$1,158,696

Foreign currency held, at cost	—	—	77	2,574	18	24,683	—	—

Proceeds from securities sold short	—	—	—	—	83,325	953,512	—	—

(1)	Formerly named Large-Cap Core Portfolio.
(2)	Includes margin deposits segregated for futures contracts in the Small-Cap Index Portfolio of $4,055.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2003

(In thousands, except per share amounts)

	High Yield Bond Portfolio	Equity Income Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio	Comstock Portfolio (1)	Real Estate Portfolio	Mid-Cap Growth Portfolio

ASSETS

Investments, at value	$1,017,300	$185,226	$435,523	$336,862	$1,813,973	$433,444	$465,224	$190,795

Repurchase Agreements, at value	12	3,807	680	15,837	93,194	2	22,908	16

Cash	2,148	—	—	—	—	—	—	—

Receivables:

Dividends and interest	16,185	286	338	158	2,662	738	2,460	18

Fund shares sold	524	77	1	116	1,671	873	1,291	—

Securities sold	—	928	—	5,113	—	838	—	149

Total Assets	1,036,169	190,324	436,542	358,086	1,911,500	435,895	491,883	190,978

LIABILITIES

Payable upon return of securities loaned	109,832	3,892	9,466	38,214	70,670	12,994	5,197	22,349

Payables:

Fund shares redeemed	267	38	2,081	149	130	—	31	405

Securities purchased	—	71	—	15,683	—	—	1,853	426

Due to custodian	—	432	—	293	—	—	—	—

Accrued advisory fees	463	143	233	201	1,257	319	440	126

Accrued custodian and portfolio accounting fees	54	29	31	27	72	23	21	28

Accrued trustee deferred compensation and retirement benefits	18	3	12	7	34	6	10	3

Accrued other	41	13	11	12	54	14	16	11

Total Liabilities	110,675	4,621	11,834	54,586	72,217	13,356	7,568	23,348

NET ASSETS	$925,494	$185,703	$424,708	$303,500	$1,839,283	$422,539	$484,315	$167,630

NET ASSETS CONSIST OF:

Paid-in capital	$1,040,096	$167,867	$836,301	$424,454	$1,806,423	$386,643	$386,417	$207,055

Accumulated undistributed net investment income (loss)	181	101	35	93	47	213	8,201	(8)

Accumulated undistributed net realized loss	(167,414)	(8,924)	(446,915)	(154,273)	(140,427)	(20,633)	(5,198)	(51,910)

Net unrealized appreciation on investments and assets and liabilities in foreign currencies	52,631	26,659	35,287	33,226	173,240	56,316	94,895	12,493

NET ASSETS	$925,494	$185,703	$424,708	$303,500	$1,839,283	$422,539	$484,315	$167,630

Shares of beneficial interest outstanding of $.001 par value	131,803	17,360	24,387	33,325	158,309	47,428	30,548	29,891

Net Asset Value Per Share	$7.02	$10.70	$17.42	$9.11	$11.62	$8.91	$15.85	$5.61

Investments and repurchase agreements, at cost	$964,681	$162,374	$400,918	$319,472	$1,733,927	$377,130	$393,238	$178,317

(1) Formerly named Strategic Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands)

	Blue Chip Portfolio	Aggressive Growth Portfolio	Diversified Research Portfolio	Small-Cap Equity Portfolio	International Large-Cap Portfolio	Short Duration Bond Portfolio (1)	I-Net Tollkeeper Portfolio	Financial Services Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$9,322	$145	$3,684	$4,857	$12,166	$—	$102	$1,497
Interest	462	33	68	244	570	15,447	10	20
Securities lending	23	13	27	251	473	87	5	10

Total Investment Income	9,807	191	3,779	5,352	13,209	15,534	117	1,527

EXPENSES
Advisory fees	7,308	555	2,526	3,081	7,249	2,737	667	860
Custodian fees and expenses	34	17	17	40	314	27	6	17
Portfolio accounting fees	127	11	48	78	126	74	10	14
Printing expenses	55	4	21	36	49	43	4	6
Postage and mailing expenses	37	3	13	23	32	18	3	4
Distribution expenses	152	35	66	164	82	—	—	25
Legal fees	27	2	10	16	24	23	2	3
Trustees’ fees and expenses	22	2	8	14	20	14	2	2
Interest expense	3	—	1	2	3	7	1	—
Offering expenses	—	—	—	—	—	27	—	—
Reorganization expenses	—	—	51	—	95	—	—	—
Other	38	4	15	21	53	27	3	5

Total Expenses	7,803	633	2,776	3,475	8,047	2,997	698	936
Custodian Credits	—	—	—	—	—	(3)	—	—
Recaptured Distribution Expenses	(152)	(35)	(66)	(164)	(82)	—	—	(25)
Recoupment of Adviser’s Reimbursement	—	14	—	—	—	—	—	9

Net Expenses	7,651	612	2,710	3,311	7,965	2,994	698	920

NET INVESTMENT INCOME (LOSS)	2,156	(421)	1,069	2,041	5,244	12,540	(581)	607

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(34,546)	1,343	(16,177)	(42,089)	30,891	(4,243)	(6,572)	1,853
Futures contracts and written option transactions	1,644	—	—	—	—	(397)	—	—
Foreign currency transactions	—	—	—	—	484	—	—	(25)

Net Realized Gain (Loss)	(32,902)	1,343	(16,177)	(42,089)	31,375	(4,640)	(6,572)	1,828

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	211,391	12,994	96,180	207,219	183,785	(1,369)	26,083	18,261
Futures contracts and written options	340	—	—	—	—	627	—	—
Foreign currency transactions	—	—	—	—	(936)	—	—	—

Change in Net Unrealized Appreciation (Depreciation)	211,731	12,994	96,180	207,219	182,849	(742)	26,083	18,261

NET GAIN (LOSS)	178,829	14,337	80,003	165,130	214,224	(5,382)	19,511	20,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$180,985	$13,916	$81,072	$167,171	$219,468	$7,158	$18,930	$20,696

Foreign taxes withheld on dividends	$13	$1	$26	$26	$1,483	$—	$—	$6

(1) Operations commenced on May 1, 2003.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands)

	Health Sciences Portfolio	Technology Portfolio	Growth LT Portfolio	Focused 30 Portfolio	Mid-Cap Value Portfolio	International Value Portfolio	Capital Opportunities Portfolio	Equity Index Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$794	$127	$9,061	$225	$12,216	$30,559	$2,346	$26,272
Interest	20	28	789	64	196	365	84	128
Securities lending	8	9	278	20	69	1,111	17	46

Total Investment Income	822	164	10,128	309	12,481	32,035	2,447	26,446

EXPENSES
Advisory fees	1,039	715	11,361	483	7,300	9,996	1,439	3,705
Custodian fees and expenses	17	23	121	20	30	440	60	47
Portfolio accounting fees	17	11	263	9	143	198	31	261
Printing expenses	7	5	119	4	65	89	13	118
Postage and mailing expenses	5	3	79	2	42	58	9	79
Distribution expenses	29	21	337	—	545	251	103	—
Legal fees	3	2	51	2	29	40	6	50
Trustees’ fees and expenses	3	2	43	2	24	33	5	42
Interest expense	1	10	1	1	(2)	5	1	16
Reorganization expenses	—	32	—	—	—	—	—	—
Other	5	6	69	5	43	56	9	72

Total Expenses	1,126	830	12,444	528	8,219	11,166	1,676	4,390
Custodian Credits	—	—	—	—	—	(1)	—	—
Recaptured Distribution Expenses	(29)	(21)	(337)	—	(545)	(251)	(103)	—
Recoupment of Adviser’s Reimbursement	—	13	—	13	—	—	—	—

Net Expenses	1,097	822	12,107	541	7,674	10,914	1,573	4,390

NET INVESTMENT INCOME (LOSS)	(275)	(658)	(1,979)	(232)	4,807	21,121	874	22,056

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	6,264	(2,464)	(39,646)	3,742	38,668	(34,538)	3,976	8,558
Futures contracts and written option transactions	—	117	—	—	—	—	—	3,116
Foreign currency transactions	(8)	—	(7,367)	(20)	—	(717)	(4)	—

Net Realized Gain (Loss)	6,256	(2,347)	(47,013)	3,722	38,668	(35,255)	3,972	11,674

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	17,483	29,762	494,249	14,813	185,516	344,122	39,794	334,833
Futures contracts and written options	—	(16)	—	—	—	—	—	1,559
Foreign currency transactions	—	—	1,851	16	—	(146)	—	—

Change in Net Unrealized Appreciation	17,483	29,746	496,100	14,829	185,516	343,976	39,794	336,392

NET GAIN	23,739	27,399	449,087	18,551	224,184	308,721	43,766	348,066

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,464	$26,741	$447,108	$18,319	$228,991	$329,842	$44,640	$370,122

Foreign taxes withheld on dividends	$15	$4	$313	$10	$—	$4,113	$3	$—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands)	Small-Cap Index Portfolio	Multi- Strategy Portfolio	Main Street Core Portfolio (1)	Emerging Markets Portfolio	Inflation Managed Portfolio	Managed Bond Portfolio	Small-Cap Value Portfolio (2)	Money Market Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,234	$5,197	$16,012	$5,658	$—	$1	$3,928	$—
Interest	242	7,200	151	30	1,481	117,903	94	17,700
Securities lending	206	92	78	37	39	218	17	—
Other	—	6	—	—	312	3,034	—	11

Total Investment Income	5,682	12,495	16,241	5,725	1,832	121,156	4,039	17,711

EXPENSES
Advisory fees	2,091	3,686	6,000	1,935	9,126	15,548	1,361	4,900
Custodian fees and expenses	71	58	136	329	64	203	23	53
Portfolio accounting fees	67	109	153	50	269	520	22	290
Printing expenses	29	45	72	14	119	208	13	126
Postage and mailing expenses	19	31	44	9	82	146	5	93
Distribution expenses	12	4	14	6	—	—	51	—
Legal fees	14	27	39	15	67	94	6	50
Trustees’ fees and expenses	12	16	26	5	44	74	4	44
Interest expense	1	13	3	9	214	102	1	7
Offering expenses	—	—	—	—	—	—	27	—
Other	22	31	44	54	62	127	11	78

Total Expenses	2,338	4,020	6,531	2,426	10,047	17,022	1,524	5,641
Custodian Credits	(1)	(2)	—	(7)	(2)	(7)	(4)	(2)
Recaptured Distribution Expenses	(12)	(4)	(14)	(6)	—	—	(51)	—

Net Expenses	2,325	4,014	6,517	2,413	10,045	17,015	1,469	5,639

NET INVESTMENT INCOME (LOSS)	3,357	8,481	9,724	3,312	(8,213)	104,141	2,570	12,072

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(2,216)	5,628	(20,903)	9,644	139,479	(9,453)	8,116	—
Closed short positions	—	—	—	—	(2,980)	(5,185)	—	—
Futures contracts and written option transactions	10,429	(1,233)	—	—	1,859	28,148	1,964	—
Foreign currency transactions	—	135	12	—	(3,025)	5,092	—	—

Net Realized Gain (Loss)	8,213	4,530	(20,891)	9,644	135,333	18,602	10,080	—

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	149,563	107,125	243,731	105,102	(10,689)	22,614	38,163	—
Short positions	—	—	—	—	(946)	(8,218)	—	—
Futures contracts and written options	3,201	397	—	—	1,568	18,768	—	—
Foreign currency transactions	—	29	(16)	(2,862)	(547)	5,523	—	—

Change in Net Unrealized Appreciation (Depreciation)	152,764	107,551	243,715	102,240	(10,614)	38,687	38,163	—

NET GAIN	160,977	112,081	222,824	111,884	124,719	57,289	48,243	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$164,334	$120,562	$232,548	$115,196	$116,506	$161,430	$50,813	$12,072

Foreign taxes withheld on dividends	$2	$70	$41	$367	$—	$—	$5	$—

(1) Formerly named Large-Cap Core Portfolio.

(2) Operations commenced on May 1, 2003.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands)

	High Yield Bond Portfolio	Equity Income Portfolio	Equity Portfolio	Aggressive Equity Portfolio	Large-Cap Value Portfolio	Comstock Portfolio (1)	Real Estate Portfolio	Mid-Cap Growth Portfolio

INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$306	$3,360	$4,127	$3,250	$27,635	$4,710	$18,816	$480
Interest	56,833	284	33	60	1,505	250	103	49
Securities lending	163	10	23	52	91	14	32	23
Other	46	—	—	—	—	—	—	—

Total Investment Income	57,348	3,654	4,183	3,362	29,231	4,974	18,951	552

EXPENSES
Advisory fees	4,266	1,336	2,615	2,014	11,019	2,158	4,037	1,101
Custodian fees and expenses	32	67	66	49	38	35	15	63
Portfolio accounting fees	143	26	71	44	215	33	61	21
Printing expenses	56	10	33	20	96	15	27	9
Postage and mailing expenses	34	7	21	13	62	8	18	6
Distribution expenses	—	46	145	292	175	36	—	67
Legal fees	24	5	13	8	44	12	16	9
Trustees’ fees and expenses	20	4	12	7	37	7	11	3
Interest expense	23	1	6	3	5	1	1	1
Other	36	8	17	12	66	12	19	10

Total Expenses	4,634	1,510	2,999	2,462	11,757	2,317	4,205	1,290
Custodian Credits	(5)	—	—	—	—	—	—	(1)
Recaptured Distribution Expenses	—	(46)	(145)	(292)	(175)	(36)	—	(67)
Recoupment of Adviser’s Reimbursement	—	15	—	—	—	—	—	3

Net Expenses	4,629	1,479	2,854	2,170	11,582	2,281	4,205	1,225

NET INVESTMENT INCOME (LOSS)	52,719	2,175	1,329	1,192	17,649	2,693	14,746	(673)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	2,029	(4,723)	(36,143)	(8,458)	(25,433)	3,675	1,787	18,269
Closed short positions	—	(1)	—	—	—	—	—	—
Futures contracts and written option transactions	—	9	—	—	—	—	—	—
Foreign currency transactions	(2)	—	—	—	—	(11)	—	—

Net Realized Gain (Loss)	2,027	(4,715)	(36,143)	(8,458)	(25,433)	3,664	1,787	18,269

Change in net unrealized appreciation (depreciation) on:
Investment security transactions	73,533	37,972	121,966	81,345	381,567	66,071	102,732	15,065
Futures contracts and written options	—	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—	—

Change in Net Unrealized Appreciation	73,533	37,972	121,966	81,345	381,567	66,071	102,732	15,065

NET GAIN	75,560	33,257	85,823	72,887	356,134	69,735	104,519	33,334

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,279	$35,432	$87,152	$74,079	$373,783	$72,428	$119,265	$32,661

Foreign taxes withheld on dividends	$—	$17	$1	$1	$258	$30	$66	$4

(1) Formerly named Strategic Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

	Blue Chip Portfolio		Aggressive Growth Portfolio		Diversified Research Portfolio		Small-Cap Equity Portfolio

OPERATIONS
Net investment income (loss)	$2,156	$853	($421)	($498)	$1,069	$692	$2,041	$2,659
Net realized gain (loss)	(32,902)	(101,100)	1,343	(9,998)	(16,177)	(15,121)	(42,089)	(43,400)
Change in net unrealized appreciation (depreciation)	211,731	(68,299)	12,994	(2,174)	96,180	(52,011)	207,219	(99,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	180,985	(168,546)	13,916	(12,670)	81,072	(66,440)	167,171	(140,078)

Net Equalization Credits (Debits)	1,619	713	—	—	620	182	363	(320)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Distributions to Shareholders	(2,242)	(711)	—	—	(1,185)	(623)	(2,447)	(2,514)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	439,260	258,389	25,243	59,356	121,565	93,024	160,584	193,514
Shares issued in connection with Acquisitions (1)	—	—	—	—	12,329	—	—	—
Dividend reinvestments	2,234	708	—	—	1,180	620	2,435	2,498
Cost of shares repurchased	(97,848)	(38,701)	(15,179)	(90,880)	(28,148)	(56,214)	(111,893)	(219,671)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	343,646	220,396	10,064	(31,524)	106,926	37,430	51,126	(23,659)

NET INCREASE (DECREASE) IN NET ASSETS	524,008	51,852	23,980	(44,194)	187,433	(29,451)	216,213	(166,571)

NET ASSETS

Beginning of Year	582,873	531,021	45,326	89,520	213,197	242,648	396,527	563,098

End of Year	$1,106,881	$582,873	$69,306	$45,326	$400,630	$213,197	$612,740	$396,527

	International Large-Cap Portfolio		Short Duration Bond Portfolio (2)		I-Net Tollkeeper Portfolio		Financial Services Portfolio

OPERATIONS
Net investment income (loss)	$5,244	$2,898	$12,540		($581)	($646)	$607	$336
Net realized gain (loss)	31,375	(68,284)	(4,640)		(6,572)	(38,040)	1,828	(7,577)
Change in net unrealized appreciation (depreciation)	182,849	(17,322)	(742)		26,083	11,087	18,261	(5,799)

Net Increase (Decrease) in Net Assets Resulting from Operations	219,468	(82,708)	7,158		18,930	(27,599)	20,696	(13,040)

Net Equalization Credits	4,130	635	1,665		—	—	118	60

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Distributions to Shareholders	(9,447)	(4,572)	(12,307)		—	—	(634)	(182)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	738,732	847,513	888,948		44,564	34,511	33,496	49,215
Shares issued in connection with Acquisitions (1)	49,067	—	—		—	—	—	—
Dividend reinvestments	9,353	4,570	11,504		—	—	631	181
Cost of shares repurchased	(404,046)	(778,532)	(5,069)		(35,016)	(38,637)	(20,459)	(31,905)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	393,106	73,551	895,383		9,548	(4,126)	13,668	17,491

NET INCREASE (DECREASE) IN NET ASSETS	607,257	(13,094)	891,899		28,478	(31,725)	33,848	4,329

NET ASSETS

Beginning of Year	491,693	504,787	—		42,569	74,294	66,297	61,968

End of Year	$1,098,950	$491,693	$891,899		$71,047	$42,569	$100,145	$66,297

(1) See Note 3 to Financial Statements

(2) Operations commenced on May 1, 2003.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
	Health Sciences Portfolio		Technology Portfolio		Growth LT Portfolio		Focused 30 Portfolio

OPERATIONS

Net investment income (loss)	($275)	($430)	($658)	($388)	($1,979)	$1,498	($232)	($125)

Net realized gain (loss)	6,256	(18,462)	(2,347)	(21,282)	(47,013)	(627,621)	3,722	(7,954)

Change in net unrealized appreciation (depreciation)	17,483	(4,352)	29,746	(6,091)	496,100	(26,089)	14,829	(9,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	23,464	(23,244)	26,741	(27,761)	447,108	(652,212)	18,319	(17,538)

Net Equalization Credits (Debits)	1	—	—	—	(53)	(466)	2	3

DISTRIBUTIONS TO SHAREHOLDERS

Net Decrease from Distributions to Shareholders	—	—	—	—	—	(17,804)	—	(79)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	46,579	45,461	93,916	33,026	281,461	186,508	34,398	12,886

Shares issued in connection with Acquisitions (1)	—	—	23,498	—	—	—	—	—

Dividend reinvestments	—	—	—	—	—	17,772	—	79

Cost of shares repurchased	(24,255)	(32,176)	(61,360)	(16,176)	(419,562)	(374,888)	(16,757)	(15,354)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,324	13,285	56,054	16,850	(138,101)	(170,608)	17,641	(2,389)

NET INCREASE (DECREASE) IN NET ASSETS	45,789	(9,959)	82,795	(10,911)	308,954	(841,090)	35,962	(20,003)

NET ASSETS

Beginning of Year	76,952	86,911	41,249	52,160	1,439,900	2,280,990	38,092	58,095

End of Year	$122,741	$76,952	$124,044	$41,249	$1,748,854	$1,439,900	$74,054	$38,092

	Mid-Cap Value Portfolio		International Value Portfolio		Capital Opportunities Portfolio		Equity Index Portfolio

OPERATIONS

Net investment income	$4,807	$3,897	$21,121	$16,080	$874	$393	$22,056	$22,370

Net realized gain (loss)	38,668	(57,062)	(35,255)	(159,113)	3,972	(39,542)	11,674	(31,066)

Change in net unrealized appreciation (depreciation)	185,516	(82,798)	343,976	15,887	39,794	(8,408)	336,392	(439,941)

Net Increase (Decrease) in Net Assets Resulting from Operations	228,991	(135,963)	329,842	(127,146)	44,640	(47,557)	370,122	(448,637)

Net Equalization Credits (Debits)	1,550	315	12,147	974	472	173	(1,663)	123

DISTRIBUTIONS TO SHAREHOLDERS

Net Decrease from Distributions to Shareholders	(5,249)	(55,427)	(22,494)	(10,425)	(870)	(296)	(22,219)	(163,120)

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	288,925	282,773	1,421,290	1,713,222	85,582	61,391	283,541	299,270

Dividend reinvestments	5,223	55,096	21,796	10,083	865	294	22,161	162,242

Cost of shares repurchased	(96,467)	(254,820)	(1,165,207)	(1,722,734)	(19,830)	(22,113)	(470,924)	(399,025)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	197,681	83,049	277,879	571	66,617	39,572	(165,222)	62,487

NET INCREASE (DECREASE) IN NET ASSETS	422,973	(108,026)	597,374	(136,026)	110,859	(8,108)	181,018	(549,147)

NET ASSETS

Beginning of Year	718,932	826,958	995,973	1,131,999	145,983	154,091	1,460,074	2,009,221

End of Year	$1,141,905	$718,932	$1,593,347	$995,973	$256,842	$145,983	$1,641,092	$1,460,074

(1) See Note 3 to Financial Statements

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)

	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

	Small-Cap Index Portfolio		Multi-Strategy Portfolio		Main Street Core Portfolio (1)		Emerging Markets Portfolio

OPERATIONS
Net investment income	$3,357	$2,506	$8,481	$13,327	$9,724	$7,229	$3,312	$713
Net realized gain (loss)	8,213	(18,498)	4,530	(114,367)	(20,891)	(337,022)	9,644	(16,844)
Change in net unrealized appreciation (depreciation)	152,764	(66,004)	107,551	822	243,715	(21,626)	102,240	10,426

Net Increase (Decrease) in Net Assets Resulting from Operations	164,334	(81,996)	120,562	(100,218)	232,548	(351,419)	115,196	(5,705)

Net Equalization Credits (Debits)	2,278	1,518	(604)	(1,425)	1,741	(1,317)	1,204	(100)

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Distributions to Shareholders	(3,158)	(2,329)	(8,991)	(20,591)	(10,351)	(6,866)	(2,527)	(861)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	263,643	266,478	53,066	52,256	310,887	59,913	162,785	152,746
Dividend reinvestments	3,130	2,305	8,926	20,386	10,310	6,837	2,495	850
Cost of shares repurchased	(86,026)	(104,334)	(104,320)	(156,866)	(117,464)	(262,959)	(107,730)	(161,390)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	180,747	164,449	(42,328)	(84,224)	203,733	(196,209)	57,550	(7,794)

NET INCREASE (DECREASE) IN NET ASSETS	344,201	81,642	68,639	(206,458)	427,671	(555,811)	171,423	(14,460)

NET ASSETS
Beginning of Year	301,367	219,725	554,049	760,507	744,629	1,300,440	148,690	163,150

End of Year	$645,568	$301,367	$622,688	$554,049	$1,172,300	$744,629	$320,113	$148,690

	Inflation Managed Portfolio		Managed Bond Portfolio		Small-Cap Value Portfolio (2)		Money Market Portfolio

OPERATIONS
Net investment income (loss) (3)	($8,213)	$13,241	$104,141	$111,741	$2,570		$12,072	$24,109
Net realized gain (3)	135,333	67,369	18,602	159,514	10,080		—	—
Change in net unrealized appreciation (depreciation)	(10,614)	54,265	38,687	(15,654)	38,163		—	—

Net Increase in Net Assets Resulting from Operations	116,506	134,875	161,430	255,601	50,813		12,072	24,109

Net Equalization Credits (Debits)	5,161	10,897	2,556	4,283	846		(6,794)	1,733

DISTRIBUTIONS TO SHAREHOLDERS
Net Decrease from Distributions to Shareholders	(98,521)	(22,919)	(243,140)	(132,443)	(2,381)		(12,116)	(24,280)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	519,964	704,739	463,017	483,948	268,758		2,329,511	3,253,978
Dividend reinvestments	97,139	22,494	236,298	128,683	2,373		11,981	24,006
Cost of shares repurchased	(296,567)	(169,923)	(629,814)	(463,827)	(1,691)		(2,923,178)	(3,134,903)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	320,536	557,310	69,501	148,804	269,440		(581,686)	143,081

NET INCREASE (DECREASE) IN NET ASSETS	343,682	680,163	(9,653)	276,245	318,718		(588,524)	144,643

NET ASSETS
Beginning of Year	1,300,657	620,494	2,629,300	2,353,055	—		1,749,545	1,604,902

End of Year	$1,644,339	$1,300,657	$2,619,647	$2,629,300	$318,718		$1,161,021	$1,749,545

(1) Formerly named Large-Cap Core Portfolio.

(2) Operations commenced on May 1, 2003.

(3) Prior year net investment income and net realized gain on investments for the Inflation Managed and Managed Bond Portfolios have been reclassified to conform with current year classification.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(In thousands)	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

	High Yield Bond Portfolio		Equity Income Portfolio (1)		Equity Portfolio		Aggressive Equity Portfolio

OPERATIONS

Net investment income	$52,719	$41,759	$2,175	$995	$1,329	$2,017	$1,192	$237

Net realized gain (loss)	2,027	(71,246)	(4,715)	(4,209)	(36,143)	(141,878)	(8,458)	(22,181)

Change in net unrealized appreciation (depreciation)	73,533	19,710	37,972	(11,313)	121,966	(33,072)	81,345	(65,569)

Net Increase (Decrease) in Net Assets Resulting from Operations	128,279	(9,777)	35,432	(14,527)	87,152	(172,933)	74,079	(87,513)

Net Equalization Credits (Debits)	8,788	2,872	491	645	(78)	(293)	2	(3)

DISTRIBUTIONS TO SHAREHOLDERS

Net Decrease from Distributions to Shareholders	(52,787)	(42,081)	(2,074)	(1,004)	(1,451)	(1,808)	(1,336)	—

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	707,981	334,039	67,671	165,938	70,948	55,525	100,452	132,737

Dividend reinvestments	51,445	41,024	2,060	998	1,450	1,808	1,325	—

Cost of shares repurchased	(442,414)	(286,558)	(30,069)	(39,858)	(125,803)	(184,960)	(106,495)	(113,600)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	317,012	88,505	39,662	127,078	(53,405)	(127,627)	(4,718)	19,137

NET INCREASE (DECREASE) IN NET ASSETS	401,292	39,519	73,511	112,192	32,218	(302,661)	68,027	(68,379)

NET ASSETS

Beginning of Year	524,202	484,683	112,192	—	392,490	695,151	235,473	303,852

End of Year	$925,494	$524,202	$185,703	$112,192	$424,708	$392,490	$303,500	$235,473

	Large-Cap Value Portfolio		Comstock Portfolio (2)		Real Estate Portfolio		Mid-Cap Growth Portfolio

OPERATIONS

Net investment income (loss)	$17,649	$11,397	$2,693	$17	$14,746	$13,587	($673)	($477)

Net realized gain (loss)	(25,433)	(92,644)	3,664	(12,196)	1,787	907	18,269	(66,694)

Change in net unrealized appreciation (depreciation)	381,567	(183,892)	66,071	(11,795)	102,732	(24,441)	15,065	3,465

Net Increase (Decrease) in Net Assets Resulting from Operations	373,783	(265,139)	72,428	(23,974)	119,265	(9,947)	32,661	(63,706)

Net Equalization Credits	8,263	2,960	1,664	36	4,751	2,928	53	14

DISTRIBUTIONS TO SHAREHOLDERS

Net Decrease from Distributions to Shareholders	(18,633)	(10,627)	(2,502)	(89)	(19,831)	(16,901)	—	—

CAPITAL SHARE TRANSACTIONS

Proceeds from sale of shares	546,249	342,574	285,997	57,213	105,550	157,184	86,159	77,641

Dividend reinvestments	18,434	10,509	2,489	89	18,863	16,149	—	—

Cost of shares repurchased	(92,141)	(125,281)	(12,640)	(44,912)	(44,018)	(85,980)	(43,561)	(21,014)

Net Increase in Net Assets from Capital Share Transactions	472,542	227,802	275,846	12,390	80,395	87,353	42,598	56,627

NET INCREASE (DECREASE) IN NET ASSETS	835,955	(45,004)	347,436	(11,637)	184,580	63,433	75,312	(7,065)

NET ASSETS

Beginning of Year	1,003,328	1,048,332	75,103	86,740	299,735	236,302	92,318	99,383

End of Year	$1,839,283	$1,003,328	$422,539	$75,103	$484,315	$299,735	$167,630	$92,318

(1) Operations commenced on January 2, 2002.

(2) Formerly named Strategic Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

For the Year or Period Ended	Net Asset Value, Beginning of Year/Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year/Period	Total Returns (1)	Net Assets, End of Year/Period (in thousands)	Ratios of Expenses After Expense Reduc- tions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reduc- tions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Blue Chip

2003	$6.02	$0.02	$1.51	$1.53	($0.02)	$—	$—	($0.02)	$7.53	25.36%	$1,106,881	0.99%	1.01%	0.28%	0.26%	29.95%

2002	8.14	0.01	(2.12)	(2.11)	(0.01)	—	—	(0.01)	6.02	(25.94%)	582,873	1.00%	1.01%	0.16%	0.14%	36.04%

01/02/2001—12/31/2001	10.00	0.01	(1.86)	(1.85)	(0.01)	—	—	(0.01)	8.14	(18.57%)	531,021	1.00%	1.04%	0.11%	0.07%	23.71%

Aggressive Growth

2003	$6.23	($0.05)	$1.71	$1.66	$—	$—	$—	$—	$7.89	26.66%	$69,306	1.10%	1.16%	(0.76%)	(0.82%)	91.15%

2002	8.02	(0.04)	(1.75)	(1.79)	—	—	—	—	6.23	(22.32%)	45,326	1.10%	1.13%	(0.77%)	(0.80%)	121.51%

01/02/2001—12/31/2001	10.00	(0.03)	(1.95)	(1.98)	—	—	—	—	8.02	(19.78%)	89,520	1.10%	1.24%	(0.65%)	(0.79%)	83.91%

Diversified Research

2003	$8.06	$0.03	$2.59	$2.62	($0.03)	$—	$—	($0.03)	$10.65	32.63%	$400,630	0.96%	0.99%	0.38%	0.36%	23.56%

2002	10.66	0.03	(2.61)	(2.58)	(0.02)	—	—	(0.02)	8.06	(24.19%)	213,197	0.95%	0.97%	0.32%	0.30%	35.32%

2001	10.99	0.02	(0.33)	(0.31)	(0.02)	—	—	(0.02)	10.66	(2.74%)	242,648	0.94%	0.96%	0.28%	0.26%	34.80%

01/03/2000—12/31/2000	10.00	0.03	0.99	1.02	(0.03)	—	—	(0.03)	10.99	10.21%	144,898	0.98%	0.99%	0.51%	0.50%	23.71%

Small-Cap Equity

2003	$13.22	$0.07	$5.33	$5.40	($0.08)	$—	$—	($0.08)	$18.54	40.81%	$612,740	0.70%	0.73%	0.43%	0.40%	36.86%

2002	17.40	0.09	(4.19)	(4.10)	(0.08)	—	—	(0.08)	13.22	(23.58%)	396,527	0.70%	0.70%	0.54%	0.53%	36.56%

2001	21.19	0.12	(0.61)	(0.49)	(0.11)	(3.19)	—	(3.30)	17.40	(2.54%)	563,098	0.69%	0.70%	0.67%	0.67%	49.93%

2000	29.79	0.15	(6.51)	(6.36)	(0.15)	(2.09)	—	(2.24)	21.19	(22.41%)	582,644	0.69%	0.69%	0.62%	0.61%	45.54%

1999	22.92	0.05	9.75	9.80	(0.05)	(2.88)	—	(2.93)	29.79	47.52%	425,107	0.70%	0.70%	0.22%	0.22%	49.34%

International Large-Cap

2003	$5.19	$0.03	$1.54	$1.57	($0.07)	$—	$—	($0.07)	$6.69	30.52%	$1,098,950	1.15%	1.16%	0.73%	0.71%	131.03%

2002	6.36	0.07	(1.18)	(1.11)	(0.06)	—	—	(0.06)	5.19	(17.63%)	491,693	1.15%	1.15%	0.59%	0.59%	28.96%

2001	7.84	0.05	(1.48)	(1.43)	(0.05)	—	—	(0.05)	6.36	(18.29%)	504,787	1.14%	1.14%	0.44%	0.44%	25.64%

01/03/2000—12/31/2000	10.00	0.06	(2.21)	(2.15)	(0.01)	—	—	(0.01)	7.84	(21.51%)	362,768	1.17%	1.17%	0.41%	0.41%	21.25%

Short Duration Bond (4)

05/01/2003—12/31/2003	$10.00	$0.17	($0.07)	$0.10	($0.17)	$—	$—	($0.17)	$9.93	0.96%	$891,898	0.66%	0.66%	2.74%	2.74%	227.50%

I-Net Tollkeeper

2003	$2.75	($0.03)	$1.22	$1.19	$—	$—	$—	$—	$3.94	43.22%	$71,047	1.31%	1.31%	(1.09%)	(1.09%)	47.46%

2002	4.48	0.08	(1.81)	(1.73)	—	—	—	—	2.75	(38.62%)	42,569	1.43%	1.44%	(1.32%)	(1.32%)	53.36%

2001	6.78	(0.08)	(2.22)	(2.30)	—	—	—	—	4.48	(33.89%)	74,294	1.57%	1.57%	(1.35%)	(1.35%)	46.78%

05/01/2000—12/31/2000	10.00	(0.04)	(3.18)	(3.22)	—	—	—	—	6.78	(32.17%)	115,554	1.60%	1.63%	(1.03%)	(1.06%)	47.56%

Financial Services

2003	$7.88	$0.06	$2.23	$2.29	($0.07)	$—	$—	($0.07)	$10.10	29.00%	$100,145	1.18%	1.21%	0.78%	0.74%	68.28%

2002	9.25	0.04	(1.39)	(1.35)	(0.02)	—	—	(0.02)	7.88	(14.59%)	66,297	1.20%	1.25%	0.48%	0.44%	86.15%

01/02/2001—12/31/2001	10.00	0.02	(0.75)	(0.73)	(0.02)	—	—	(0.02)	9.25	(7.28%)	61,968	1.20%	1.34%	0.43%	0.29%	82.16%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data
For the Year or Period Ended	Net Asset Value, Begin-ning of Year/ Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Divi- dends from Net Invest- ment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year/ Period	Total Returns (1)	Net Assets, End of Year/ Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Invest- ment Income (Loss) After Expense Reduc- tions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Health Sciences

2003	$7.08	($0.02)	$1.99	$1.97	$—	$—	$—	$—	$9.05	27.82%	$122,741	1.16%	1.19%	(0.29%)	(0.32%)	114.39%

2002	9.23	(0.02)	(2.13)	(2.15)	—	—	—	—	7.08	(23.30%)	76,952	1.16%	1.21%	(0.51%)	(0.55%)	139.61%

01/02/2001 – 12/31/2001	10.00	(0.02)	(0.75)	(0.77)	—	—	—	—	9.23	(7.69%)	86,911	1.20%	1.24%	(0.42%)	(0.46%)	94.37%

Technology

2003	$3.17	($0.02)	$1.37	$1.35	$—	$—	$—	$—	$4.52	42.58%	$124,044	1.26%	1.29%	(1.01%)	(1.04%)	144.41%

2002	5.91	(0.01)	(2.73)	(2.74)	—	—	—	—	3.17	(46.34%)	41,249	1.20%	1.20%	(0.95%)	(0.95%)	106.38%

01/02/2001 – 12/31/2001	10.00	(0.02)	(4.07)	(4.09)	—	—	—	—	5.91	(40.94%)	52,160	1.20%	1.31%	(0.71%)	(0.82%)	69.22%

Growth LT

2003	$13.08	($0.09)	$4.53	$4.44	$—	$—	$—	$—	$17.52	33.98%	$1,748,854	0.80%	0.82%	(0.13%)	(0.15%)	48.90%

2002	18.59	(0.04)	(5.32)	(5.36)	(0.15)	—	—	(0.15)	13.08	(28.97%)	1,439,900	0.79%	0.87%	0.09%	0.01%	113.39%

2001	31.30	0.19	(8.71)	(8.52)	(0.26)	(3.93)	—	(4.19)	18.59	(29.55%)	2,280,990	0.79%	0.82%	0.31%	0.27%	90.93%

2000	47.67	0.33	(9.43)	(9.10)	(0.22)	(7.05)	—	(7.27)	31.30	(21.70%)	3,575,195	0.79%	0.80%	0.30%	0.30%	68.37%

1999	26.20	0.15	23.95	24.10	—	(2.63)	—	(2.63)	47.67	98.08%	3,655,851	0.79%	0.79%	(0.33%)	(0.33%)	111.56%

Focused 30

2003	$5.02	($0.02)	$2.14	$2.12	$—	$—	$—	$—	$7.14	42.26%	$74,054	1.06%	1.06%	(0.45%)	(0.45%)	65.97%

2002	7.12	(0.01)	(2.08)	(2.09)	(0.01)	—	—	(0.01)	5.02	(29.41%)	38,092	1.05%	1.05%	(0.26%)	(0.26%)	164.99%

2001	8.22	0.01	(1.11)	(1.10)	—	—	—	—	7.12	(13.35%)	58,095	1.05%	1.06%	0.17%	0.17%	213.23%

10/02/2000 – 12/31/2000	10.00	0.04	(1.78)	(1.74)	(0.04)	—	—	(0.04)	8.22	(17.39%)	48,949	1.05%	1.37%	2.15%	1.83%	23.51%

Mid-Cap Value

2003	$11.39	$0.06	$3.25	$3.31	($0.07)	$—	$—	($0.07)	$14.63	29.10%	$1,141,905	0.89%	0.96%	0.56%	0.50%	87.60%

2002	14.16	0.06	(1.98)	(1.92)	(0.05)	(0.80)	—	(0.85)	11.39	(14.46%)	718,932	0.90%	0.97%	0.48%	0.41%	115.94%

2001	12.90	0.10	1.60	1.70	(0.10)	(0.34)	—	(0.44)	14.16	13.30%	826,958	0.89%	1.00%	0.83%	0.72%	148.32%

2000	10.50	0.05	2.54	2.59	(0.05)	(0.14)	—	(0.19)	12.90	24.91%	406,528	0.88%	0.98%	0.57%	0.47%	136.97%

01/04/1999 – 12/31/1999	10.00	0.02	0.50	0.52	(0.02)	—	—	(0.02)	10.50	5.22%	107,434	0.97%	0.97%	0.44%	0.44%	84.14%

International Value

2003	$10.27	$0.16	$2.68	$2.84	($0.19)	$—	$—	($0.19)	$12.92	27.71%	$1,593,347	0.93%	0.95%	1.79%	1.77%	12.76%

2002	12.06	0.19	(1.87)	(1.68)	(0.11)	—	—	(0.11)	10.27	(13.91%)	995,973	0.93%	0.93%	1.50%	1.50%	14.67%

2001	15.85	0.08	(3.50)	(3.42)	(0.14)	(0.22)	(0.01)	(0.37)	12.06	(21.87%)	1,131,999	0.93%	0.93%	1.06%	1.06%	91.89%

2000	18.49	0.09	(2.19)	(2.10)	(0.02)	(0.52)	—	(0.54)	15.85	(11.40%)	1,635,737	0.96%	0.96%	1.09%	1.09%	63.27%

1999	15.80	0.06	3.37	3.43	(0.12)	(0.62)	—	(0.74)	18.49	22.82%	1,683,446	1.01%	1.01%	1.12%	1.12%	55.56%

Capital Opportunities

2003	$6.17	$0.03	$1.64	$1.67	($0.03)	$—	$—	($0.03)	$7.81	27.13%	$256,842	0.87%	0.93%	0.49%	0.43%	66.44%

2002	8.44	0.02	(2.28)	(2.26)	(0.01)	—	—	(0.01)	6.17	(26.78%)	145,983	0.87%	0.93%	0.27%	0.21%	103.67%

01/02/2001 – 12/31/2001	10.00	0.01	(1.56)	(1.55)	(0.01)	—	—	(0.01)	8.44	(15.54%)	154,091	0.91%	0.94%	0.19%	0.16%	98.40%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data
For the Year or Period Ended	Net Asset Value, Beginning of Year/ Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year/ Period	Total Returns (1)	Net Assets, End of Year/Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Invest- ment Income (Loss) After Expense Reduc- tions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Equity Index
2003	$20.91	$0.36	$5.55	$5.91	($0.36)	$—	$—	($0.36)	$26.46	28.29%	$1,641,092	0.30%	0.30%	1.49%	1.49%	1.00%
2002	29.54	0.32	(6.56)	(6.24)	(0.32)	(2.07)	—	(2.39)	20.91	(22.34%)	1,460,074	0.29%	0.29%	1.31%	1.31%	10.07%
2001	34.12	0.33	(4.46)	(4.13)	(0.33)	(0.12)	—	(0.45)	29.54	(12.15%)	2,009,221	0.29%	0.29%	1.06%	1.06%	4.58%
2000	38.41	0.35	(3.88)	(3.53)	(0.35)	(0.41)	—	(0.76)	34.12	(9.29%)	2,585,065	0.29%	0.29%	0.96%	0.96%	4.13%
1999	32.33	0.39	6.24	6.63	(0.39)	(0.16)	—	(0.55)	38.41	20.59%	2,423,611	0.20%	0.21%	1.14%	1.13%	4.16%

Small-Cap Index
2003	$8.06	$0.06	$3.69	$3.75	($0.06)	$—	$—	($0.06)	$11.75	46.53%	$645,568	0.55%	0.56%	0.80%	0.80%	19.09%
2002	10.30	0.07	(2.24)	(2.17)	(0.07)	—	—	(0.07)	8.06	(21.19%)	301,367	0.56%	0.56%	0.91%	0.91%	49.51%
2001	11.13	0.10	0.08	0.18	(0.09)	(0.92)	—	(1.01)	10.30	1.74%	219,725	0.57%	0.57%	1.05%	1.05%	51.78%
2000	11.74	0.13	(0.55)	(0.42)	(0.13)	(0.06)	—	(0.19)	11.13	(3.61%)	182,355	0.60%	0.62%	1.18%	1.16%	67.45%
01/04/1999 – 12/31/1999	10.00	0.06	1.87	1.93	(0.06)	(0.13)	—	(0.19)	11.74	19.36%	115,052	0.75%	0.94%	0.99%	0.80%	52.06%

Multi-Strategy
2003	$12.48	$0.21	$2.69	$2.90	($0.22)	$—	$—	($0.22)	$15.16	23.28%	$622,688	0.71%	0.71%	1.50%	1.49%	261.98%
2002	14.82	0.28	(2.20)	(1.92)	(0.28)	(0.14)	—	(0.42)	12.48	(13.06%)	554,049	0.70%	0.70%	2.00%	1.99%	336.62%
2001	15.40	0.38	(0.56)	(0.18)	(0.37)	(0.03)	—	(0.40)	14.82	(1.15%)	760,507	0.69%	0.70%	2.55%	2.54%	220.34%
2000	16.98	0.44	(0.33)	0.11	(0.43)	(1.26)	—	(1.69)	15.40	0.75%	762,502	0.69%	0.70%	2.68%	2.67%	237.43%
1999	17.32	0.44	0.74	1.18	(0.43)	(1.09)	—	(1.52)	16.98	7.04%	739,506	0.70%	0.70%	2.57%	2.56%	196.97%

Main Street Core (5)
2003	$14.89	$0.16	$3.86	$4.02	($0.17)	$—	$—	($0.17)	$18.74	26.96%	$1,172,300	0.71%	0.71%	1.05%	1.05%	85.27%
2002	20.98	0.14	(6.10)	(5.96)	(0.13)	—	—	(0.13)	14.89	(28.40%)	744,629	0.69%	0.71%	0.73%	0.72%	71.88%
2001	23.46	0.16	(2.23)	(2.07)	(0.15)	(0.26)	—	(0.41)	20.98	(8.87%)	1,300,440	0.69%	0.71%	0.68%	0.66%	40.87%
2000	27.75	0.22	(1.98)	(1.76)	(0.22)	(2.31)	—	(2.53)	23.46	(6.71%)	1,940,766	0.69%	0.69%	0.85%	0.84%	45.41%
1999	26.89	0.24	3.20	3.44	(0.24)	(2.34)	—	(2.58)	27.75	13.26%	1,813,224	0.70%	0.70%	0.91%	0.91%	69.34%

Emerging Markets
2003	$5.93	$0.10	$3.96	$4.06	($0.08)	$—	$—	($0.08)	$9.91	68.50%	$320,113	1.24%	1.25%	1.71%	1.70%	20.26%
2002	6.14	0.03	(0.21)	(0.18)	(0.03)	—	—	(0.03)	5.93	(3.07%)	148,690	1.33%	1.33%	0.42%	0.42%	136.43%
2001	6.73	0.04	(0.62)	(0.58)	(0.01)	—	—	(0.01)	6.14	(8.68%)	163,150	1.31%	1.32%	0.92%	0.91%	84.53%
2000	10.48	(0.03)	(3.71)	(3.74)	(0.01)	—	—	(0.01)	6.73	(35.69%)	178,903	1.30%	1.30%	0.01%	0.00%	120.01%
1999	6.85	0.03	3.63	3.66	(0.03)	—	—	(0.03)	10.48	53.56%	217,030	1.41%	1.42%	0.74%	0.74%	48.52%

Inflation Managed
2003	$12.06	($0.09)	$1.04	$0.95	($0.01)	($0.78)	$—	($0.79)	$12.22	8.24%	$1,644,339	0.66%	0.66%	(0.54%)	(0.54%)	1,024.08%
2002 (6)	10.73	0.11	1.52	1.63	(0.12)	(0.18)	—	(0.30)	12.06	15.45%	1,300,657	0.64%	0.64%	1.41%	1.41%	621.35%
2001 (6)	10.68	0.41	0.04	0.45	(0.40)	—	—	(0.40)	10.73	4.27%	620,494	0.66%	0.67%	3.80%	3.79%	873.05%
2000 (6)	10.10	0.59	0.57	1.16	(0.58)	—	—	(0.58)	10.68	11.85%	572,827	0.62%	0.65%	5.79%	5.76%	589.38%
1999 (6)	10.98	0.52	(0.74)	(0.22)	(0.52)	(0.14)	—	(0.66)	10.10	(1.95%)	428,174	0.66%	0.66%	5.14%	5.13%	370.28%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions				Ratios/Supplemental Data

For the Year or Period Ended	Net Asset Value, Beginning of Year/Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year/Period	Total Returns (1)		Net Assets, End of Year/Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)		Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)		Portfolio Turnover Rates

Managed Bond
2003	$11.59	$0.49	$0.20	$0.69	($0.50)	($0.62)	$—	($1.12)	$11.16	6.24%		$2,619,647	0.66%	0.66%	4.02%		4.02%		568.34%
2002 (6)	11.03	0.55	0.62	1.17	(0.52)	(0.09)	—	(0.61)	11.59	10.93%		2,629,300	0.65%	0.65%	4.55%		4.55%		379.20%
2001 (6)	10.82	0.55	0.23	0.78	(0.57)	—	—	(0.57)	11.03	7.33%		2,353,055	0.64%	0.65%	5.11%		5.10%		412.87%
2000 (6)	10.33	0.68	0.47	1.15	(0.66)	—	—	(0.66)	10.82	11.53%		1,613,748	0.64%	0.65%	6.44%		6.43%		406.54%
1999 (6)	11.38	0.59	(0.79)	(0.20)	(0.59)	(0.26)	—	(0.85)	10.33	(1.91%	)	1,090,978	0.65%	0.66%	5.64%		5.63%		374.74%

Small-Cap Value (4)
05/01/2003 – 12/31/2003	$10.00	$0.11	$2.59	$2.70	($0.10)	$—	$—	($0.10)	$12.60	26.93%		$318,718	1.02%	1.06%	1.79%		1.75%		44.21%

Money Market
2003	$10.09	$0.08	$—	$0.08	($0.08)	$—	$—	($0.08)	$10.09	0.79%		$1,161,021	0.37%	0.37%	0.80%		0.80%		N/A
2002	10.09	0.14	—	0.14	(0.14)	—	—	(0.14)	10.09	1.41%		1,749,545	0.36%	0.36%	1.40%		1.40%		N/A
2001	10.09	0.38	—	0.38	(0.38)	—	—	(0.38)	10.09	3.86%		1,604,902	0.36%	0.36%	3.70%		3.70%		N/A
2000	10.08	0.60	0.01	0.61	(0.60)	—	—	(0.60)	10.09	6.18%		1,256,358	0.38%	0.38%	6.01%		6.01%		N/A
1999	10.05	0.46	0.03	0.49	(0.46)	—	—	(0.46)	10.08	4.94%		1,057,072	0.39%	0.40%	4.87%		4.87%		N/A

High Yield Bond
2003	$6.28	$0.49	$0.74	$1.23	($0.49)	$—	$—	($0.49)	$7.02	20.29%		$925,494	0.65%	0.65%	7.40%		7.40%		92.04%
2002	7.07	0.57	(0.78)	(0.21)	(0.58)	—	—	(0.58)	6.28	(3.00%	)	524,202	0.65%	0.65%	8.70%		8.70%		94.99%
2001(6)	7.70	0.73	(0.62)	0.11	(0.74)	—	—	(0.74)	7.07	1.35%		484,683	0.63%	0.64%	9.75%		9.74%		114.19%
2000(6)	8.81	0.82	(1.13)	(0.31)	(0.80)	—	—	(0.80)	7.70	(3.72%	)	424,967	0.64%	0.65%	10.02%		10.02%		70.45%
1999	9.34	0.78	(0.53)	0.25	(0.78)	—	—	(0.78)	8.81	2.90%		448,747	0.65%	0.66%	8.65%		8.65%		52.38%

Equity Income
2003	$8.57	$0.13	$2.12	$2.25	($0.12)	$—	$—	($0.12)	$10.70	26.24%		$185,703	1.05%	1.08%	1.54%		1.51%		66.38%
01/02/2002 – 12/31/2002	10.00	0.08	(1.43)	(1.35)	(0.08)	—	—	(0.08)	8.57	(13.54%	)	112,192	1.05%	1.14%	1.45%		1.36%		42.76%

Equity
2003	$14.06	$0.05	$3.37	$3.42	($0.06)	$—	$—	($0.06)	$17.42	24.33%		$424,708	0.71%	0.75%	0.33%		0.29%		61.86%
2002	19.21	0.07	(5.16)	(5.09)	(0.06)	—	—	(0.06)	14.06	(26.51%	)	392,490	0.72%	0.75%	0.38%		0.35%		96.16%
2001	26.12	0.01	(5.56)	(5.55)	(0.01)	(1.34)	(0.01)	(1.36)	19.21	(21.76%	)	695,151	0.70%	0.70%	0.06%		0.06%		132.39%
2000	37.50	(0.01)	(8.94)	(8.95)	—	(2.43)	—	(2.43)	26.12	(25.17%	)	1,044,011	0.69%	0.69%	(0.05%	)	(0.05%	)	62.74%
1999	29.27	0.03	10.56	10.59	(0.03)	(2.33)	—	(2.36)	37.50	38.54%		1,042,678	0.69%	0.69%	0.11%		0.11%		58.72%

Aggressive Equity
2003	$6.87	$0.04	$2.24	$2.28	($0.04)	$—	$—	($0.04)	$9.11	33.14%		$303,500	0.86%	0.98%	0.47%		0.36%		183.00%
2002	9.17	0.09	(2.39)	(2.30)	—	—	—	—	6.87	(25.09%	)	235,473	0.86%	0.97%	0.09%		(0.03%	)	122.32%
2001	11.08	(0.05)	(1.86)	(1.91)	—	—	—	—	9.17	(17.24%	)	303,852	0.87%	0.91%	(0.40%	)	(0.45%	)	209.96%
2000	14.55	(0.02)	(2.98)	(3.00)	—	(0.47)	—	(0.47)	11.08	(21.06%	)	447,461	0.84%	0.86%	(0.28%	)	(0.30%	)	171.29%
1999	12.66	(0.01)	3.27	3.26	—	(1.37)	—	(1.37)	14.55	27.35%		466,360	0.85%	0.85%	(0.12%	)	(0.13%	)	100.85%

See Notes to Financial Statements	See explanation of references on D-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities			Distributions					Ratios/Supplemental Data
For the Year or Period Ended	Net Asset Value, Beginning of Year/ Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Investment Operations	Dividends from Net Investment Income	Distri-butions from Capital Gains	Tax Basis Return of Capital	Total Distri-butions	Net Asset Value, End of Year/Period	Total Returns (1)	Net Assets, End of Year/Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

Large-Cap Value

2003	$8.95	$0.11	$2.68	$2.79	($0.12)	$—	$—	($0.12)	$11.62	31.24%	$1,839,283	0.89%	0.91%	1.36%	1.35%	32.61%

2002	11.73	0.10	(2.79)	(2.69)	(0.09)	—	—	(0.09)	8.95	(22.96%)	1,003,328	0.89%	0.90%	1.13%	1.13%	41.03%

2001	12.60	0.09	(0.54)	(0.45)	(0.09)	(0.33)	—	(0.42)	11.73	(3.65%)	1,048,332	0.88%	0.90%	0.91%	0.89%	40.69%

2000	11.09	0.11	1.58	1.69	(0.10)	(0.08)	—	(0.18)	12.60	15.26%	371,754	0.90%	0.95%	1.06%	1.00%	80.70%

01/04/1999 – 12/31/1999	10.00	0.05	1.09	1.14	(0.05)	—	—	(0.05)	11.09	11.46%	169,531	0.97%	0.97%	0.86%	0.86%	55.23%

Comstock (7)

2003	$6.82	$0.05	$2.09	$2.14	($0.05)	$—	$—	($0.05)	$8.91	31.38%	$422,539	1.00%	1.02%	1.18%	1.16%	72.23%

2002	8.77	—	(1.94)	(1.94)	(0.01)	—	—	(0.01)	6.82	(22.15%)	75,103	1.05%	1.05%	0.02%	0.02%	51.01%

2001	9.76	0.03	(0.99)	(0.96)	(0.03)	—	—	(0.03)	8.77	(9.87%)	86,740	1.05%	1.05%	0.44%	0.43%	91.97%

10/02/2000 – 12/31/2000	10.00	0.03	(0.25)	(0.22)	(0.02)	—	—	(0.02)	9.76	(2.19%)	42,876	1.05%	1.44%	1.30%	0.91%	9.88%

Real Estate

2003	$12.08	$0.46	$4.02	$4.48	($0.43)	($0.28)	$—	($0.71)	$15.85	37.52%	$484,315	1.14%	1.14%	4.01%	4.01%	10.94%

2002	12.80	0.46	(0.47)	(0.01)	(0.35)	(0.36)	—	(0.71)	12.08	(0.32%)	299,735	1.15%	1.15%	4.48%	4.48%	27.12%

2001	12.23	0.53	0.49	1.02	(0.40)	(0.05)	—	(0.45)	12.80	8.55%	236,302	1.15%	1.15%	4.78%	4.78%	30.13%

2000	9.59	0.46	2.65	3.11	(0.46)	(0.01)	—	(0.47)	12.23	32.77%	168,942	1.14%	1.14%	5.16%	5.16%	18.22%

01/04/1999 – 12/31/1999	10.00	0.39	(0.39)	—	(0.39)	(0.02)	—	(0.41)	9.59	(0.01%)	50,101	1.28%	1.28%	6.09%	6.09%	20.24%

Mid-Cap Growth

2003	$4.30	($0.02)	$1.33	$1.31	$—	$—	$—	$—	$5.61	30.39%	$167,630	1.00%	1.06%	(0.55%)	(0.60%)	300.49%

2002	8.12	(0.01)	(3.81)	(3.82)	—	—	—	—	4.30	(47.03%)	92,318	1.00%	1.09%	(0.51%)	(0.60%)	157.58%

01/02/2001 – 12/31/2001	10.00	(0.01)	(1.87)	(1.88)	—	—	—	—	8.12	(18.81%)	99,383	1.00%	1.03%	(0.20%)	(0.23%)	95.48%

(1)	Total returns for periods of less than one full year are not annualized.
(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured distribution expenses, and adviser expense reimbursements, if any, as discussed in Note 7 to the Financial Statements. The ratios of net investment income (loss) before expense reductions to average daily net assets were grossed up by these custodian credits, recaptured distribution expenses, and adviser expense reimbursements, if any.
(3)	The ratios for periods of less than one full year are annualized.
(4)	Operations commenced on May 1, 2003.
(5)	The Main Street Core Portfolio was formerly named Large-Cap Portfolio.
(6)	Certain prior year net investment income and net realized and unrealized gain (loss) on investments have been reclassified to conform with current year classification. Certain prior year ratios of net investment income (loss) to average daily net assets have been restated as a result of the reclassification between net investment income and net realized and unrealized gain (loss) on investments to conform with current year classification requirements. The restatement of prior year ratios had no impact on total net assets or net asset value per share.
(7)	The Comstock Portfolio was formerly named Strategic Value Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified management investment company, organized as a Massachusetts business trust and as of December 31, 2003 is comprised of thirty-two separate portfolios: the Blue Chip, Aggressive Growth, Diversified Research, Small-Cap Equity, International Large-Cap, Short Duration Bond, I-Net TollkeeperSM, Financial Services, Health Sciences, Technology, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Portfolios. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., and Main Street is a registered trademark of OppenheimerFunds. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are owned.

Shares of the Fund are offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (“Pacific Life”), and Pacific Select Exec Separate Account, PL&A Separate Account I, and Separate Account A of Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life.

The portfolios commenced operations as follows: January 4, 1988 - Small-Cap Equity, International Value, Multi-Strategy, Main Street Core, Inflation Managed, Managed Bond, Money Market, High Yield Bond; January 30, 1991 - Equity Index; January 4, 1994 - Growth LT; April 1, 1996 - Emerging Markets, Aggressive Equity; January 4, 1999 - Mid-Cap Value, Small-Cap Index, Large-Cap Value, Real Estate; January 3, 2000 - Diversified Research, International Large-Cap; May 1, 2000 - I-Net Tollkeeper; October 2, 2000 - Focused 30, Comstock; January 2, 2001 - Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Capital Opportunities, Mid-Cap Growth; January 2, 2002 - Equity Income; May 1, 2003 - Short Duration Bond, Small-Cap Value; August 31, 1983 - Equity as a series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. Portfolio Valuation

Net asset value (“NAV”) per share is calculated once each business day, Monday through Friday, exclusive of Federal holidays, as of the time of the close of the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier, on each day that the NYSE is open for trading. Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and the official closing price on the NASDAQ National Market as reported by a pricing source approved by the Fund’s Board of Trustees (the “Board”). Securities traded on over-the-counter markets and listed securities for which no sales are reported are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, brokers or dealers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Certain bonds are valued by benchmark, matrix, or other pricing process approved by the Board. Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by the Board. In determining the fair value of securities, the Fund may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Effective September 15, 2003, the Fund retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

B. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and the Money Market Portfolio, which recognize discounts and premiums on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

C. Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Net realized foreign exchange gains and losses arise from sales of a portfolio’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

D. Expense Allocation

General expenses of the Fund (including custodial asset-based fees, portfolio accounting fees, printing and mailing expenses, legal and audit fees, and expenses of the Independent Trustees) are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attribute to a particular portfolio (including advisory fees, custodial transaction-based fees, 12b-1 distribution expenses, legal fees, interest expenses, registration fees, and certain taxes) are charged directly to that portfolio.

E. Offering Costs

The Fund bears all costs associated with offering expenses including legal, printing and internal services support. All such costs are amortized to expense on a straight-line basis over twelve months from commencement of operations.

F. Equalization

The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

G. Futures Contracts

Certain portfolios may use futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the portfolio’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

H. Options and Options on Futures Contracts

Certain portfolios may write options on interest rate futures and purchase put and call options and write secured put and covered call options. When a portfolio writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability that is “marked-to-market” based on the option’s quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options or options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility or to earn additional income. These options may relate to particular securities, stock indexes, options on swap, or foreign currencies. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by a portfolio and the prices of options or options on futures contracts, an illiquid secondary market for the instruments, or the inability of a counterparty to perform its obligations.

I. Forward Foreign Currency Contracts

Certain portfolios may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a portfolio’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in a portfolio’s financial statements. A portfolio records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

J. Swaps

Certain portfolios may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if a portfolio had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are “marked-to-market” daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

K. Inflation-Indexed Bonds

Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

L. Stripped Mortgage-Backed Securities

Stripped Mortgage-Backed Securities (“SMBS”) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

M. When-Issued Securities and Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable portfolio’s Schedule of Investments. When delayed-delivery purchases are outstanding, a portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

N. Short Sales

Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. A portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

O. Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities or securities issued by U.S. Government agencies and such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

P. Reverse Repurchase Agreements

Certain portfolios may enter into reverse repurchase agreements. Under the agreement, a portfolio sells securities for cash to another party, usually a bank or a broker-dealer, and agrees to repurchase them within a specified time at an agreed-upon price. A reverse repurchase agreement involves the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of the securities.

Q. Investment Risk

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3. REORGANIZATION

On December 31, 2003, certain portfolios, as listed below (each a “Surviving Portfolio”), acquired all of the assets and liabilities of other portfolios, also listed below (each an “Acquired Portfolio”), in a tax-free exchange for shares of the Surviving Portfolios, pursuant to a plan of reorganization (the “Reorganization”) approved by the Fund’s Board and shareholders of the Acquired Portfolios. Pacific Life paid half of the Reorganization costs. The Surviving and Acquired Portfolios paid the other half of the expenses relating to the Reorganization, which were allocated ratably on the basis of their relative net asset values of the portfolio as of September 8, 2003 (the date the Reorganization was approved by the Board). Total Reorganization costs amounted to $390,000, of which $195,000 was paid by Pacific Life. The value of shares issued by each of the Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the Surviving Portfolios, the net assets and unrealized appreciation/depreciation as of the Reorganization date immediately prior to and after the Reorganization, and the amounts of Reorganization costs paid by each of the Surviving and Acquired Portfolios were as follows:

Surviving Portfolio	Acquired Portfolio	Shares Acquired	Shares Issued In Acquisition	Surviving Portfolio Net Assets	Acquired Portfolio Net Assets	Net Assets After Reorganization	Acquired Portfolio Unrealized Appreciation

Diversified Research	Research	1,271,921	1,157,210	$388,301,218	$12,329,267	$400,630,485	$605,858

International Large-Cap	Global Growth	5,418,166	7,328,937	1,049,882,342	49,067,160	1,098,949,502	4,502,892

Technology	Telecommunications	6,095,777	5,200,236	100,546,225	23,498,113	124,044,338	3,849,451

Surviving Portfolios	Reorganization Costs Paid	Acquired Portfolios	Reorganization Costs Paid

Diversified Research	$50,687	Research	$4,313

International Large-Cap	95,361	Global Growth	4,639

Technology	32,380	Telecommunications	7,620

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fee rates based on an annual percentage of the average daily net assets of each portfolio and the fees are accrued daily by the Fund:

Blue Chip	0.95%	Small-Cap Index	0.50%

Aggressive Growth	1.00%	Multi-Strategy	0.65%

Diversified Research	0.90%	Main Street Core	0.65%

Small-Cap Equity	0.65%	Emerging Markets	1.00%

International Large-Cap	1.05%	Inflation Managed	0.60%

Short Duration Bond	0.60%	Managed Bond	0.60%

I-Net Tollkeeper	1.25%	Small-Cap Value	0.95%

Financial Services	1.10%	Money Market	See (1)

Health Sciences	1.10%	High Yield Bond	0.60%

Technology	1.10%	Equity Income	0.95%

Growth LT	0.75%	Equity	0.65%

Focused 30	0.95%	Aggressive Equity	0.80%

Mid-Cap Value	0.85%	Large-Cap Value	0.85%

International Value	0.85%	Comstock	0.95%

Capital Opportunities	0.80%	Real Estate	1.10%

Equity Index	0.25%	Mid-Cap Growth	0.90%

(1)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% of the excess of over $500 million.

Pursuant to Portfolio Management Agreements, the Fund and Pacific Life engage portfolio managers under Pacific Life’s supervision for thirty of the thirty-two portfolios of the Fund. Pacific Life, as Investment Adviser to the Fund, pays the related management fees as compensation for advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life provides support services to the Fund that are outside the scope of Pacific Life’s responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on state and Federal levels, providing legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimburses Pacific Life for these support services on a cost reimbursement basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 7) for promoting and marketing fund shares.

5. TRUSTEE DEFERRED COMPENSATION AND RETIREMENT PLANS

Each Independent Trustee is eligible to participate in the Deferred Compensation Plan (the “Plan”). The Plan allows each Independent Trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the agreement. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain Pacific Funds. Pacific Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. Pacific Life is the Investment Adviser to Pacific Funds. A Trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of the Trustee’s deferred compensation accounts will cause the expenses of the Fund to increase or decrease due to market fluctuation. In addition, the Fund maintains a retirement plan for certain eligible Independent Trustees. As of December 31, 2003, the projected benefit obligation was $198,854.

6. DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to declare and pay dividends on net investment income at least annually, except for the Short Duration Bond, Inflation Managed, Managed Bond, Money Market, and High Yield Bond Portfolios, for which dividends are declared and paid monthly. Dividends may be declared less frequently if it is advantageous to the Fund, but in any event not less than annually. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the related portfolios unless a shareholder elects to receive dividends in cash.

Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (“PFICs”), post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended December 31, 2003, was as follows:

	Distributions Paid From

Portfolio	Ordinary Income	Long-term Capital Gain

Blue Chip	$2,241,901	$—

Diversified Research	1,184,552	—

Small-Cap Equity	2,446,957	—

International Large-Cap	9,446,826	—

Short Duration Bond	12,307,035	—

Financial Services	633,776	—

Mid-Cap Value	5,248,872	—

International Value	22,494,381	—

Capital Opportunities	869,948	—

Equity Index	22,219,269	—

Small-Cap Index	3,157,783	—

Multi-Strategy	8,990,875	—

Main Street Core	10,351,108	—

Emerging Markets	2,527,401	—

Inflation Managed	97,382,305	1,138,327

Managed Bond	187,943,074	55,196,886

Small-Cap Value	2,381,251	—

Money Market	12,116,286	—

High Yield Bond	52,786,841	—

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Distributions Paid From

Portfolio	Ordinary Income	Long-term Capital Gain

Equity Income	$2,074,388	$—

Equity	1,450,964	—

Aggressive Equity	1,336,292	—

Large-Cap Value	18,632,690	—

Comstock	2,502,258	—

Real Estate	14,850,902	4,980,119

The tax character of distributions paid during the year ended December 31, 2002, was as follows:

	Distributions Paid From

Portfolio	Ordinary Income	Long-term Capital Gain

Blue Chip	$710,860	$—

Diversified Research	623,119	—

Small-Cap Equity	2,513,787	—

International Large-Cap	4,572,457	—

Financial Services	181,595	—

Growth LT	17,804,259	—

Focused 30	78,675	—

Mid-Cap Value	49,274,951	6,152,290

International Value	10,425,482	—

Capital Opportunities	296,194	—

Equity Index	22,183,074	140,937,222

Small-Cap Index	2,329,454	—

Multi-Strategy	13,193,957	7,396,690

Main Street Core	6,865,581	—

Emerging Markets	860,684	—

Inflation Managed	22,918,621	—

Managed Bond	115,755,538	16,687,307

Money Market	24,279,752	—

High Yield Bond	42,080,737	—

Equity Income	1,004,242	—

Equity	1,808,124	—

Large-Cap Value	10,627,452	—

Comstock	89,037	—

Real Estate	10,750,292	6,150,719

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Portfolio	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)

Blue Chip	($131,686,348)	$72,632	$—	$79,590,579

Aggressive Growth	(19,520,365)	—	—	11,503,711

Diversified Research	(30,917,761)	2,539	—	43,656,015

Small-Cap Equity	(196,715,391)	90,591	—	48,499,546

International Large-Cap	(84,709,992)	3,696,776	—	59,948,233

Short Duration Bond	(3,926,906)	265,764	—	(1,388,578)

I-Net Tollkeeper	(89,898,856)	—	—	(5,312,617)

Financial Services	(7,077,659)	113,731	—	12,261,507

Health Sciences	(12,872,801)	—	—	15,745,044

Technology	(43.851,193)	—	—	15,625,065

Growth LT	(1,671,586,622)	—	—	269,964,142

Focused 30	(28,274,916)	—	—	13,020,306

Mid-Cap Value	(23,367,382)	88,884	—	158,379,837

International Value	(247,636,431)	3,119,137	—	149,124,333

Capital Opportunities	(49,296,473)	99,628	—	23,093,547

Equity Index	(16,624,651)	137,231	—	(83,375,402)

Small-Cap Index	(6,183,237)	444,783	—	70,206,308

Multi-Strategy	(115,130,188)	590,897	—	83,284,553

Main Street Core	(396,670,550)	248,413	—	102,719,406

Emerging Markets	(74,480,262)	951,644	—	98,179,893

Inflation Managed	—	121,009,957	3,183,949	17,758,521

Managed Bond	—	6,284,227	29,807,431	40,560,399

Small-Cap Value	—	9,115,740	1,178,507	38,162,725

Money Market	—	42,495	—	—

High Yield Bond	(167,297,349)	203,000	—	52,516,017

Equity Income	(5,012,411)	101,727	—	22,748,248

Equity	(424,687,278)	98,849	—	12,935,020

Aggressive Equity	(152,330,266)	99,656	—	31,222,117

Large-Cap Value	(136,821,814)	81,676	—	169,618,223

Comstock	(20,310,706)	184,974	—	56,001,304

Real Estate	(238,149)	4,631,334	—	93,653,484

Mid-Cap Growth	(51,036,219)	—	—	11,618,976

The components of the accumulated capital and other losses as of December 31, 2003, are summarized in Note 11.

7. EXPENSE REDUCTIONS

Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets for all portfolios through December 31, 2004. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2004. For the year ended December 31, 2003, such operating expenses were below the 0.10% expense cap for all portfolios except the Aggressive Growth, Technology, Focused 30, Equity Income, and Mid-Cap Growth Portfolios.

The cumulative reimbursement amounts at December 31, 2003 that are subject to repayment for each portfolio were as follows:

	Expiration

Portfolio	2004	2005

Aggressive Growth	$20,108	$—

Technology	11,595	—

Equity Income	—	42,016

Mid-Cap Growth	5,046	—

The Fund has entered into an arrangement with its custodian, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian fees and expenses.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions” or “recaptured distribution expenses”). While a portfolio pays the cost of brokerage transactions when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund discloses the amount of recaptured commissions as a distribution expense.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, custodian credits, and recaptured distribution expenses are presented in the accompanying Statements of Operations.

8. TRANSACTIONS WITH AFFILIATES

The Fund has incurred $135,008,015 (including $795,583 incurred by the three acquired portfolios – Note 3) of investment advisory fees and $727,232 (including $3,695 incurred by the three acquired portfolios) of support services expenses to Pacific Life for the year ended December 31, 2003 (Note 4). As of December 31, 2003, $14,207,860 and $217,250 respectively, remained payable. For the year ended December 31, 2003, the Fund also incurred $2,670,794 (including $14,829 incurred by the three acquired portfolios) of distribution expenses paid to Pacific Select Distributors, Inc. under the brokerage enhancement 12b-1 plan. There were no outstanding payables as of December 31, 2003.

Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

9. SECURITIES LENDING

The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund’s negotiated lenders’ fees. The Fund receives cash, letters of credit, or U.S. Government securities in an amount equal to 102% of the market value of loaned U.S. securities, including American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”), and 105% of the market value of loaned foreign securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral received is invested in State Street Navigator Security Prime Portfolio, a regulated investment company offered by State Street Corporation. The market values of securities loaned by the Fund and the collateral held for securities on loan as of December 31, 2003, were as follows:

Portfolio	Market Value of Securities on loan	Cash Collateral Received for Loans Outstanding	Non-Cash Collateral Received for Loans Outstanding

Blue Chip	$4,912,000	$5,040,239	$—

Aggressive Growth	7,568,787	7,813,052	—

Diversified Research	29,414,947	30,068,810	—

Small-Cap Equity	145,184,007	151,217,409	—

Short Duration Bond	169,277,380	136,403,496	36,081,238

I-Net Tollkeeper	6,497,931	6,617,720	—

Financial Services	307,280	318,000	—

Health Sciences	3,652,842	3,771,000	—

Technology	5,475,634	5,631,182	—

Growth LT	156,818,131	160,976,139	—

Focused 30	5,980,427	6,158,375	—

Mid-Cap Value	52,211,848	53,734,049	—

International Value	196,703,271	206,521,248	—

Capital Opportunities	7,628,630	7,851,563	—

Equity Index	41,942,366	42,989,213	—

Small-Cap Index	119,252,635	124,404,880	317,961

Multi-Strategy	43,942,539	43,332,974	1,914,870

Main Street Core	41,139,140	42,610,132	—

Emerging Markets	17,386,696	17,867,750	—

Inflation Managed	48,861,489	49,875,879	—

Managed Bond	671,945,749	653,096,488	32,361,078

Small-Cap Value	21,184,189	22,111,920	—

High Yield Bond	107,635,189	109,831,985	—

Equity Income	3,836,979	3,891,614	—

Equity	9,250,897	9,465,611	—

Aggressive Equity	36,829,286	38,214,203	—

Large-Cap Value	68,860,500	70,669,972	—

Comstock	12,732,300	12,994,444	—

Real Estate	5,033,041	5,196,792	—

Mid-Cap Growth	21,716,812	22,348,679	—

In accordance with U.S. GAAP, any cash collateral received for security lending transactions is shown on the respective Schedule of Investments. The related amount payable on return of the securities on loan, where cash collateral is received, is shown on the respective Statements of Assets and Liabilities. Income generated from securities lending is presented in the respective Statements of Operations.

10. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement. The interest rate on the borrowing is the bank’s overnight Federal funding rate plus 0.50%. The Fund agrees to pay to the bank a commitment fee equal to 0.10% per annum on the daily-unused portion of the committed line amount up to a maximum of $75,000 annually. The commitment fees and interest incurred by the Fund are combined and presented in the accompanying Statements of Operations. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2003 for each portfolio were as follows:

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing

Diversified Research	1.78%	$292,835

I-Net Tollkeeper	1.63%	817,774

Financial Services	1.55%	3,189,930

Health Sciences	1.78%	685,401

Technology	1.76%	5,367,469

Growth LT	1.81%	1,226,064

Focused 30	1.63%	730,988

Equity Index	1.72%	13,513,524

Multi-Strategy	1.75%	10,804,165

Main Street Core	1.75%	3,243,608

Emerging Markets	1.64%	1,887,317

High Yield Bond	1.49%	16,809,332

Equity Income	1.75%	673,776

Equity	1.71%	2,145,961

Aggressive Equity	1.67%	2,920,173

Mid-Cap Growth	1.81%	570,929

11. FEDERAL INCOME TAX

Each portfolio declared and paid sufficient dividends on net investment income and capital gains distributions during 2003 to qualify as a regulated investment company and is not required to pay Federal income tax under Regulation M of the Internal Revenue Code (“the Code”). Each portfolio intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.

Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2003 are available to offset future realized capital gains and thereby reduce future capital gain distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The estimated net capital loss carryovers, the post-October capital and foreign currency losses deferred, and the accumulated capital and other losses as of December 31, 2003, and the aggregate cost of investments and the composition of unrealized appreciation and depreciation on investment securities for Federal income tax purposes as of December 31, 2003, were as follows:

Portfolio	Net Capital Loss Carryover	Expiration	Post-October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral	Accumulated Capital and Other Losses	Total Cost on Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Blue Chip	($131,686,348)	2009-2011	$—	$—	($131,686,348)	$1,027,527,095	$123,521,553	($43,930,974)	$79,590,579

Aggressive Growth	(19,520,365)	2009-2010	—	—	(19,520,365)	57,866,008	12,099,199	(595,488)	11,503,711

Diversified Research	(30,765,544)	2008-2011	(49,111)	(103,106)	(30,917,761)	356,336,626	58,286,508	(14,630,493)	43,656,015

Small-Cap Equity	(196,715,391)	2009-2011	—	—	(196,715,391)	563,820,589	111,127,567	(62,628,021)	48,499,546

International Large-Cap	(79,594,485)	2009-2010	(2,824,348)	(2,291,159)	(84,709,992)	1,034,864,311	63,956,343	(4,008,110)	59,948,233

Short Duration Bond	(3,181,305)	2011	(745,601)	—	(3,926,906)	885,895,988	1,969,279	(3,357,857)	(1,388,578)

I-Net Tollkeeper	(89,898,856)	2008-2011	—	—	(89,898,856)	78,064,195	10,198,302	(15,510,919)	(5,312,617)

Financial Services	(7,060,472)	2009-2010	—	(17,187)	(7,077,659)	88,182,459	13,941,472	(1,679,965)	12,261,507

Health Sciences	(12,872,801)	2010	—	—	(12,872,801)	109,657,138	17,217,100	(1,472,056)	15,745,044

Technology	(43,682,212)	2009-2011	(164,565)	(4,416)	(43,851,193)	107,964,328	21,322,335	(5,697,270)	15,625,065

Growth LT	(1,671,317,460)	2009-2011	—	(269,162)	(1,671,586,622)	1,468,878,882	348,731,030	(78,766,888)	269,964,142

Focused 30	(28,263,220)	2009-2010	—	(11,696)	(28,274,916)	60,225,515	13,334,652	(314,346)	13,020,306

Mid-Cap Value	(23,367,382)	2010	—	—	(23,367,382)	1,000,159,250	164,823,610	(6,443,773)	158,379,837

International Value	(247,557,656)	2009-2011	—	(78,775)	(247,636,431)	1,445,814,300	196,197,241	(47,072,908)	149,124,333

Capital Opportunities	(49,296,473)	2009-2010	—	—	(49,296,473)	235,700,062	31,586,365	(8,492,818)	23,093,547

Equity Index	(16,624,651)	2010	—	—	(16,624,651)	1,721,462,098	229,728,928	(313,104,330)	(83,375,402)

Small-Cap Index	(6,183,237)	2010	—	—	(6,183,237)	572,938,500	107,106,434	(36,900,126)	70,206,308

Multi-Strategy	(115,130,087)	2010-2011	—	(101)	(115,130,188)	664,866,090	92,876,384	(9,591,831)	83,284,553

Main Street Core	(394,639,795)	2009-2011	(2,028,037)	(2,718)	(396,670,550)	1,071,687,515	151,072,606	(48,353,200)	102,719,406

Emerging Markets	(74,420,784)	2009-2010	—	(59,478)	(74,480,262)	221,107,248	103,603,815	(5,423,922)	98,179,893

Inflation Managed	—	—	—	—	—	3,312,607,633	36,993,277	(19,234,756)	17,758,521

Managed Bond	—	—	—	—	—	2,558,523,043	55,446,875	(14,886,476)	40,560,399

Small-Cap Value	—	—	—	—	—	283,689,069	38,967,122	(804,397)	38,162,725

Money Market	—	—	—	—	—	1,158,696,134	—	—	—

High Yield Bond	(167,297,349)	2006-2011	—	—	(167,297,349)	854,963,716	58,016,792	(5,500,775)	52,516,017

Equity Income	(5,012,411)	2010-2011	—	—	(5,012,411)	162,393,625	27,068,699	(4,320,451)	22,748,248

Equity	(424,557,745)	2009-2011	(129,533)	—	(424,687,278)	413,802,628	49,912,535	(36,977,515)	12,935,020

Aggressive Equity	(151,862,029)	2008-2011	(468,237)	—	(152,330,266)	283,263,121	35,692,816	(4,470,699)	31,222,117

Large-Cap Value	(136,821,814)	2009-2011	—	—	(136,821,814)	1,666,878,692	221,008,369	(51,390,146)	169,618,223

Comstock	(20,310,706)	2009-2010	—	—	(20,310,706)	364,450,114	56,671,699	(670,395)	56,001,304

Real Estate	(238,149)	2011	—	—	(238,149)	389,282,095	100,857,663	(7,204,179)	93,653,484

Mid-Cap Growth	(51,036,219)	2010	—	—	(51,036,219)	156,843,075	15,533,520	(3,914,544)	11,618,976

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

12. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2003, are summarized in the following tables:

	U.S. Government Securities		Other Securities
Portfolio	Purchases	Sales	Purchases	Sales

Blue Chip	$—	$—	$539,409,236	$218,730,850

Aggressive Growth	—	—	56,537,021	47,963,936

Diversified Research	—	—	149,010,902	64,308,901

Small-Cap Equity	—	—	207,620,088	167,388,202

International Large-Cap	—	—	1,183,534,390	831,723,468

Short Duration Bond	1,716,319,833	1,310,006,901	659,060,998	175,234,498

I-Net Tollkeeper	—	—	33,207,423	24,809,797

Financial Services	—	—	62,508,402	51,272,370

Health Sciences	—	—	126,511,437	104,579,816

Technology	—	—	124,926,127	91,825,887

Growth LT	—	—	706,051,419	947,355,907

Focused 30	—	—	50,170,412	31,559,622

Mid-Cap Value	—	—	931,306,306	731,545,263

International Value	—	—	427,411,357	142,954,859

Capital Opportunities	—	—	173,205,851	114,913,676

Equity Index	—	—	14,587,752	195,129,206

Small-Cap Index	—	—	231,674,523	73,185,945

Multi-Strategy	1,144,965,027	1,174,067,739	390,892,109	291,617,068

Main Street Core	—	—	971,505,036	764,945,019

Emerging Markets	—	—	97,189,176	38,356,456

Inflation Managed	18,675,310,213	18,407,062,270	333,924,286	32,942,200

Managed Bond	12,388,675,530	11,833,627,224	1,960,114,927	1,871,260,291

Small-Cap Value	—	—	343,494,967	92,611,613

High Yield Bond	—	5,412,695	950,267,297	605,931,603

Equity Income	15,410,949	20,188,549	111,428,413	71,627,979

Equity	—	—	246,328,030	295,140,716

Aggressive Equity	—	—	457,953,352	463,909,348

Large-Cap Value	—	—	846,599,520	396,643,375

Comstock	—	—	386,506,656	147,365,489

Real Estate	—	—	111,867,239	38,609,337

Mid-Cap Growth	—	—	399,502,143	356,521,967

13. SHARES OF BENEFICIAL INTEREST

Transactions in Fund shares of each portfolio for the years ended December 31, 2003 and 2002, were as follows:

	Blue Chip		Aggressive Growth		Diversified Research
	2003	2002	2003	2002	2003	2002

Beginning balances	96,837,252	65,257,054	7,273,674	11,158,860	26,455,334	22,759,316

Shares sold	65,214,134	37,478,236	3,699,280	7,932,796	13,192,165	10,160,641

Shares issued in connection with acquisition (1)	—	—	—	—	1,157,210	—

Distributions reinvested	300,155	110,851	—	—	112,469	75,648

Shares redeemed	(15,355,092)	(6,008,889)	(2,191,973)	(11,817,982)	(3,314,376)	(6,540,271)

Ending balances	146,996,449	96,837,252	8,780,981	7,273,674	37,602,802	26,455,334

	Small-Cap Equity		International Large-Cap		Short Duration Bond (2)
	2003	2002	2003	2002	2003	2002

Beginning balances	29,993,568	32,355,054	94,730,989	79,387,610	—	—

Shares sold	10,234,062	11,725,645	135,587,882	151,102,173	89,125,631	—

Shares issued in connection with acquisition (1)	—	—	7,328,937	—	—	—

Distributions reinvested	135,506	182,921	1,586,616	737,340	1,238,804	—

Shares redeemed	(7,309,966)	(14,270,052)	(75,032,824)	(136,496,134)	(509,906)	—

Ending balances	33,053,170	29,993,568	164,201,600	94,730,989	89,854,529	—

	I-Net Tollkeeper		Financial Services		Health Sciences
	2003	2002	2003	2002	2003	2002

Beginning balances	15,464,059	16,566,958	8,415,650	6,700,460	10,869,629	9,415,503

Shares sold	13,292,973	10,316,021	3,832,603	5,648,024	5,829,539	5,616,112

Distributions reinvested	—	—	64,412	22,981	—	—

Shares redeemed	(10,735,674)	(11,418,920)	(2,392,823)	(3,955,815)	(3,135,420)	(4,161,986)

Ending balances	18,021,358	15,464,059	9,919,842	8,415,650	13,563,748	10,869,629

	Technology		Growth LT		Focused 30
	2003	2002	2003	2002	2003	2002

Beginning balances	13,015,777	8,831,195	110,084,322	122,707,395	7,591,687	8,161,649

Shares sold	26,378,207	8,027,490	18,230,187	11,948,317	5,617,374	2,009,397

Shares issued in connection with acquisition (1)	5,200,236	—	—	—	—	—

Distributions reinvested	—	—	—	1,136,178	—	12,280

Shares redeemed	(17,142,660)	(3,842,908)	(28,520,607)	(25,707,568)	(2,834,244)	(2,591,639)

Ending balances	27,451,560	13,015,777	99,793,902	110,084,322	10,374,817	7,591,687

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Mid-Cap Value		International Value		Capital Opportunities
	2003	2002	2003	2002	2003	2002

Beginning balances	63,124,465	58,380,911	96,960,825	93,853,490	23,678,075	18,264,164

Shares sold	22,681,323	21,198,833	139,103,676	163,691,074	12,219,408	8,675,036

Distributions reinvested	362,275	4,119,289	1,830,410	1,022,389	112,900	48,161

Shares redeemed	(8,139,289)	(20,574,568)	(114,539,409)	(161,606,128)	(3,124,582)	(3,309,286)

Ending balances	78,028,774	63,124,465	123,355,502	96,960,825	32,885,801	23,678,075

	Equity Index		Small-Cap Index		Multi-Strategy
	2003	2002	2003	2002	2003	2002

Beginning balances	69,839,700	68,008,727	37,396,036	21,334,945	44,404,551	51,332,228

Shares sold	12,562,446	12,257,429	26,732,728	27,468,732	3,997,555	3,832,359

Distributions reinvested	842,794	6,549,110	268,616	283,020	600,741	1,555,203

Shares redeemed	(21,216,569)	(16,975,566)	(9,453,063)	(11,690,661)	(7,922,058)	(12,315,239)

Ending balances	62,028,371	69,839,700	54,944,317	37,396,036	41,080,789	44,404,551

	Main Street Core		Emerging Markets		Inflation Managed
	2003	2002	2003	2002	2003	2002

Beginning balances	49,996,944	61,989,421	25,091,386	26,570,622	107,814,755	57,826,741

Shares sold	19,537,373	3,552,846	24,104,100	24,299,483	42,898,644	63,120,819

Distributions reinvested	558,196	436,916	266,374	125,790	8,519,206	2,052,697

Shares redeemed	(7,532,946)	(15,982,239)	(17,172,296)	(25,904,509)	(24,645,480)	(15,185,502)

Ending balances	62,559,567	49,996,944	32,289,564	25,091,386	134,587,125	107,814,755

	Managed Bond		Small-Cap Value (2)		Money Market
	2003	2002	2003	2002	2003	2002

Beginning balances	226,847,536	213,354,961	—	—	173,417,193	159,073,367

Shares sold	41,293,107	44,331,187	25,261,498	—	233,531,737	326,209,053

Distributions reinvested	21,790,371	11,788,941	186,337	—	1,201,062	2,406,599

Shares redeemed	(55,193,202)	(42,627,553)	(150,738)	—	(293,046,435)	(314,271,826)

Ending balances	234,737,812	226,847,536	25,297,097	—	115,103,557	173,417,193

	High Yield Bond		Equity Income		Equity
	2003	2002	2003	2002	2003	2002

Beginning balances	83,424,370	68,582,506	13,091,376	—	27,924,746	36,181,196

Shares sold	109,055,928	53,335,249	7,456,043	17,354,191	4,718,535	3,111,873

Distributions reinvested	7,872,440	6,378,511	194,363	117,480	84,506	128,554

Shares redeemed	(68,549,756)	(44,871,896)	(3,382,188)	(4,380,295)	(8,340,782)	(11,496,877)

Ending balances	131,802,982	83,424,370	17,359,594	13,091,376	24,387,005	27,924,746

	Aggressive Equity		Large-Cap Value		Comstock
	2003	2002	2003	2002	2003	2002

Beginning balances	34,269,831	33,124,899	112,157,915	89,335,743	11,009,498	9,890,361

Shares sold	13,046,396	14,876,167	54,404,016	34,143,624	37,942,065	6,934,568

Distributions reinvested	149,787	—	1,619,832	1,158,501	281,290	10,056

Shares redeemed	(14,140,978)	(13,731,235)	(9,872,614)	(12,479,953)	(1,804,642)	(5,825,487)

Ending balances	33,325,036	34,269,831	158,309,149	112,157,915	47,428,211	11,009,498

	Real Estate		Mid-Cap Growth
	2003	2002	2003	2002

Beginning balances	24,805,801	18,465,757	21,464,947	12,240,331

Shares sold	7,991,175	12,375,135	17,675,512	13,072,149

Distributions reinvested	1,316,944	1,312,299	—	—

Shares redeemed	(3,565,644)	(7,347,390)	(9,249,174)	(3,847,533)

Ending balances	30,548,276	24,805,801	29,891,285	21,464,947

(1)	See Note 3 to Financial Statements regarding shares issued in connection with acquisition.
(2)	Operations commenced on May 1, 2003 for Short Duration Bond and Small-Cap Value Portfolios.

14. SUBSEQUENT EVENT

On February 24, 2004, the Fund’s Board approved a Plan of Reorganization (the “Reorganization”) whereby, subject to approval by shareholders of the Small-Cap Equity Portfolio, the Small-Cap Index Portfolio will acquire all of the assets and liabilities of the Small-Cap Equity Portfolio. The Reorganization is expected to be effective as of the close of business on April 30, 2004, or on a later date as the parties may agree.

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Fund (the “Fund”) (comprised of the Blue Chip, Aggressive Growth, Diversified Research, Small-Cap Equity, International Large-Cap, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Equity Index, Small-Cap Index, Multi-Strategy, Main Street Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Portfolios) as of December 31, 2003, the related statements of operations for the year then ended, (as to the Short Duration Bond and Small-Cap Value Portfolios, for the period from commencement of operations through December 31, 2003), the statements of changes in net assets for each of the two years in the period then ended (as to the Equity Income Portfolio, for the year ended December 31, 2003, and for the period from commencement of operations through December 31, 2002, and as to the Short Duration Bond and Small-Cap Value Portfolios, for the period from commencement of operations through December 31, 2003), and the financial highlights for each of the five years in the period then ended (as to the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Mid-Cap Value, Capital Opportunities, Small-Cap Index, Small-Cap Value, Equity Income, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Portfolios, for each of the periods from commencement of operations through December 31, 2003). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Select Fund as of December 31, 2003, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 24, 2004

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Independent Trustees". Certain trustees and officers are deemed to be "interested persons" of the Fund and thus are referred to as "Interested Persons", because of their positions with Pacific Life. The Fund's Statement of Additional Information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling the following toll-free numbers:

Pacific Life's Annuity Contract Owners: 1-800-722-2333

Pacific Life's Life Insurance Policy Owners: 1-800-800-7681

PL&A's Annuity Contract Owners: 1-800-748-6907

PL&A's Life Insurance Policy Owners: 1-888-595-6997

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (1)

INDEPENDENT TRUSTEES

Lucie H. Moore Age 47	Trustee since 10/1/98	Trustee of Pacific Funds; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	52

Richard L. Nelson Age 73	Trustee since 7/21/87	Trustee of Pacific Funds; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn's International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting).	52

Lyman W. Porter Age 73	Trustee since 7/21/87	Trustee of Pacific Funds; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	52

Alan Richards Age 73	Trustee since 7/21/87	Trustee of Pacific Funds; Chairman of the Board and Director, NETirement.com, Inc. (retirement planning software); Chairman of IBIS Capital, LLC (Financial); Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	52

G. Thomas Willis Age 61	Trustee since 11/17/03	Retired Partner (2002) of PricewaterhouseCoopers (Public Accounting).	32

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (1)

INTERESTED PERSONS

Thomas C. Sutton Age 61	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Funds; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Director of Newhall Land & Farming; Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	52

Glenn S. Schafer Age 54	President since 2/25/99	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds; Director of Beckman Coulter, Inc.; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	52

Brian D. Klemens Age 47	Vice President and Treasurer since 4/29/96	Vice President and Treasurer of Pacific Life, Pacific Mutual Holding Company, and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life; and Vice President and Treasurer of Pacific Funds.	52

Diane N. Ledger Age 64	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, of Pacific Life and Pacific Life & Annuity Company, and Vice President and Assistant Secretary of Pacific Funds.	52

Sharon A. Cheever Age 48	Vice President and General Counsel since 5/20/92	Vice President, Investment Counsel, and Assistant Secretary of Pacific Life; Vice President of Pacific Life & Annuity Company; Assistant Secretary of Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries of Pacific Life.	32

Audrey L. Milfs Age 58	Secretary since 7/21/87	Vice President, Director and Secretary of Pacific Life; Vice President and Secretary of Pacific Mutual Holding Company, Pacific LifeCorp, and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Funds.	52

(1)	As of the close of business on December 31, 2003, the “Fund Complex” consisted of Pacific Select Fund (32 portfolios) and Pacific Fund (20 funds).

SPECIAL MEETINGS OF SHAREHOLDERS

(Unaudited)

In accordance with Rule 30d-1, under the Investment Company Act of 1940, the Fund is required to furnish certain information regarding any matters submitted to a vote of the Fund’s shareholders.

Shareholders of record on September 24, 2003 representing 2,920,422.71 shares of the Research Portfolio, 5,917,861.27 shares of the Telecommunications Portfolio, and 4,877,469.58 shares of the Global Growth Portfolio were notified that Special Meetings of Shareholders (the “Meetings”) would be held at the offices of the Fund on December 17, 2003 for the Research and Telecommunications Portfolios, and on December 31, 2003 for the Global Growth Portfolio. 100.00% of the outstanding shares of each Portfolio were voted at their respective Meetings. A brief description of the matters voted upon as well as the voting results of the aforementioned Meetings are outlined as follows:

Proposal #1 for the Research Portfolio:

To approve or disapprove a Plan of Reorganization providing for the acquisition of all assets and liabilities of the Research Portfolio by the Diversified Research Portfolio.

	Votes For		Votes Against		Abstentions		Outstanding Shares
	Number	Percent*	Number	Percent*	Number	Percent*	Number

Research Portfolio	2,475,583.92	84.77%	50,026.84	1.71%	394,811.95	13.52%	2,920,422.71

Proposal #1 for the Telecommunications Portfolio:

To approve or disapprove a Plan of Reorganization providing for the acquisition of all assets and liabilities of the Telecommunications Portfolio by the Technology Portfolio.

	Votes For		Votes Against		Abstentions		Outstanding Shares
	Number	Percent*	Number	Percent*	Number	Percent*	Number

Telecommunications Portfolio	5,614,570.88	94.88%	191,857.06	3.24%	111,433.33	1.88%	5,917,861.27

Proposal #1 for the Global Growth Portfolio:

To approve or disapprove a Plan of Reorganization providing for the acquisition of all assets and liabilities of the Global Growth Portfolio by the International Large-Cap Portfolio.

	Votes For		Votes Against		Abstentions		Outstanding Shares
	Number	Percent*	Number	Percent*	Number	Percent*	Number

Global Growth Portfolio	4,367,813.71	89.55%	168,028.18	3.45%	341,627.69	7.00%	4,877,469.58

*	Based on total shares outstanding

Annual Report

as of December 31, 2003

•	Pacific Select Fund

Accountants

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626

Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006-2401

Pacific Select Fund

700 Newport Center Drive

P.O. Box 7500

Newport Beach, California 92658-7500

ADDRESS SERVICE REQUESTED

Form No.     15-20951-06

1331-4A

85-23211-03

N353-4A

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics referenced in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referenced in 2(a) above were granted.

A copy of this code of ethics is filed as Exhibit 10(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers.

Item 4.	Principal Accountant Fees and Services.

(a) The aggregate audit fees billed to the Registrant for the years ended December 31, 2003 and 2002 by the principal accountant were $250,000 and $270,000, respectively.

(b) Audit-Related Fees. There were no audit-related fees billed to the Registrant for the last two fiscal years by the principal accountant.

(c) Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning.

(d) All Other Fees. None.

(e)(1)  The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to the Registrant. Before the Auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Registrant; or

(ii)    The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals; any matter approved by the delegated member shall be presented to the full Audit Committee at its next scheduled meeting.

(iii)  De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person) to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

	-	Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. If the nature of the services provided have a direct impact on the operations or financial reporting of the Registrant, the Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2003 and 2002 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $287,000 and $247,000, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants—not applicable

Item 6.	(Reserved)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable

Item 8.	(Reserved)

Item 9.	Controls and Procedures

(a)    The Chairman of the Board, President and Treasurer have concluded that Pacific Select Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to Pacific Select Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)    There were no changes in Pacific Select Fund’s internal control over financial reporting that occurred during the Fund’s most recent fiscal half-year (the Fund’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 10.	Exhibits

(a)(1) Code of ethics that is subject to the disclosure of Item 2 hereof.

(a)(2) Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFIC SELECT FUND

By:	/s/ GLENN S. SCHAFER

Glenn S. Schafer President

Date:	March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SUTTON

Thomas C. Sutton Chairman of the Board of Trustees

Date:	March 8, 2004

By:	/s/ GLENN S. SCHAFER

Glenn S. Schafer President

Date:	March 8, 2004

By:	/s/ BRIAN D. KLEMENS

Brian D. Klemens Treasurer (Principal Financial and Accounting Officer)

Date:	March 8, 2004